As filed with the Securities and Exchange Commission on March 9, 2007

Registration No. 333-______

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

CNI CHARTER FUNDS

(Exact Name of Registrant as Specified in Charter)

400 North Roxbury Drive, Beverly Hills, CA 90210

(Address of Principal Executive Offices)

(800) 708-8881

(Registrant’s Telephone Number)

William J. Souza, Esq.

400 North Roxbury Drive

Beverly Hills, California 90210

(Name and Address of Agent for Service)

with copies to:

Michael Glazer

Paul, Hastings, Janofsky & Walker, LLP

515 South Flower Street

Los Angeles, California 90071

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing shall become effective on April 8, 2007, pursuant to Rule 488 under the Securities Act of 1933, as amended, or on such earlier date as the Commission shall declare this Registration Statement effective pursuant to that Rule.

No filing fee is due because the Registrant will be deemed to have registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, upon the effective date of the Registrant’s registration statement on Form N-1A.

CNI CHARTER FUNDS

400 North Roxbury Drive

Beverly Hills, California 90210

1-888-889-0799

Dear Shareholder:

We are seeking your approval of the proposed reorganization of the Technology Growth Fund series (the “Tech Fund”) of CNI Charter Funds (the “Trust”) into the Large Cap Growth Equity Fund series (the “Growth Fund”) of the Trust. City National Asset Management, Inc. (“CNAM, Inc.”) is the investment adviser for both Funds. You are being asked to approve the proposed reorganization at a Special Meeting of Shareholders to be held on March 28, 2007 (the “Meeting”).

This reorganization is being proposed, among other reasons, to reduce the annual operating expenses borne by shareholders of the Tech Fund. The Growth Fund has significantly more assets than the Tech Fund ($51,240,276 compared to $2,841,571 as of December 31, 2006). It also has a significantly lower annual expense ratio (0.99% compared to 1.19% for Institutional Class shareholders and 1.24% compared to 1.49% for Class A shareholders for the year ended December 31, 2006). The investment objective of each of the Tech Fund and the Growth Fund is to provide capital appreciation by investing primarily in U.S. corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth. However, the Tech Fund seeks to achieve its objective by investing primarily in companies which engage in technology-focused businesses. Although the Growth Fund does not share this focus, each Fund invests primarily in large capitalization companies, and CNAM, Inc. uses the same methods of quantitative and fundamental analysis in selecting stocks for the two Funds. The reorganization will be structured to be tax-free to both Funds and their shareholders. There will be no dilution of your investment.

If the proposed reorganization is approved by shareholders, at the close of business on April 13, 2007, the Tech Fund will transfer its assets to the Growth Fund and the Growth Fund will assume the liabilities of the Tech Fund. On that date, you will receive shares of the Growth Fund of the same class and equal in aggregate net asset value to the value of your shares of the Tech Fund.

CNAM, Inc. will bear the costs of the proposed reorganization, including legal, accounting and transfer agent costs. Enclosed are various materials, including a Combined Prospectus and Proxy Statement and proxy ballot for the Meeting. The materials will provide you with detailed information about the proposed reorganization. CNAM, Inc. and the Board of Trustees of the Trust believe the reorganization is in the best interests of the shareholders of both Funds. The Board of Trustees and I urge you to vote in favor of the proposed reorganization.

Your vote is important. Please take a moment now to sign and return your green proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from us, reminding you to vote your shares.

Sincerely,

/s/ Vernon C. Kozlen

Vernon C. Kozlen
President

CNI CHARTER FUNDS

TECHNOLOGY GROWTH FUND

400 North Roxbury Drive

Beverly Hills, California 90210

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 28, 2007

A special meeting of Shareholders of the Technology Growth Fund series (the “Tech Fund”) of CNI Charter Funds (the “Trust”) will be held on March 28, 2007, at 9:00 a.m. Pacific Time, at 400 North Roxbury Drive, Beverly Hills, California 90210. The meeting will be held for the following purposes:

1.     Reorganization of the Tech Fund. For the shareholders of the Tech Fund to consider and vote on a proposed reorganization of the Fund into the Large Cap Growth Equity Fund series of the Trust and the subsequent dissolution of the Tech Fund.

2.     Other Business. To consider and act upon such other business as may properly come before the meeting or any adjournments.

The Board of Trustees of the Trust has unanimously approved the proposed reorganization. Please read the accompanying Combined Prospectus and Proxy Statement for a more complete discussion of the proposal.

Shareholders of the Tech Fund of record as of the close of business on January 31, 2007 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof.

You are invited to attend the special meeting. If you cannot do so, please complete and return the accompanying proxy in the enclosed postage paid return envelope as promptly as possible. This is important for the purpose of ensuring a quorum at the special meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the special meeting.

By Order of the Board of Trustees,

/s/ Vernon C. Kozlen

Vernon C. Kozlen

President

March 7, 2007

CNI CHARTER FUNDS

COMBINED PROSPECTUS AND PROXY STATEMENT

The Board of Trustees of CNI Charter Funds (the “Trust”) is soliciting the enclosed proxies in connection with a special meeting (the “Meeting”) of shareholders of the Technology Growth Fund series (the “Tech Fund”) of the Trust.

The Meeting will be held on March 28, 2007 at 9:00 a.m. Pacific Time at 400 North Roxbury Drive, Beverly Hills, California 90210. The Meeting is being called to consider the proposed reorganization of the Tech Fund into the Large Cap Growth Equity Fund series (the “Growth Fund”) of the Trust and the subsequent dissolution of the Tech Fund, and to transact such other business as may properly come before the meeting or any adjournments thereof. Each of the Tech Fund and the Growth Fund is referred to herein as a “Fund” and collectively, the “Funds.” Shareholders of record of the Tech Fund as of January 31, 2007 will be entitled to vote at the Meeting.

The Trust is an open-end management investment company (referred to generally as a “mutual fund”). The Trust’s offices are located at 400 North Roxbury Drive, Beverly Hills, California 90210. The Trust’s phone number is 1-888-889-0799.

This Combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) is furnished to the shareholders of the Tech Fund on behalf of the Board of Trustees of the Trust in connection with the solicitation of voting instructions for the Meeting. It is being mailed to shareholders of the Tech Fund on or about March 7, 2007. The prospectus for the Growth Fund (the “Prospectus”) accompanies and is incorporated into this Prospectus/Proxy Statement. This Prospectus/Proxy Statement and the Prospectus set forth concisely the information about the Growth Fund and the proposed reorganization that Tech Fund shareholders should know before voting on the reorganization. You should retain them for future reference.

Additional information about the Tech Fund and the Growth Fund is included in their Prospectuses and Statement of Additional Information dated January 31, 2007, which are incorporated by reference herein. Additional information is also set forth in the Statement of Additional Information dated March 7, 2007 relating to this Prospectus/Proxy Statement, which is also incorporated by reference herein. The Trust will furnish you, at your request and without charge, a copy of the Statement of Additional Information and/or the most recent annual or semi-annual report for the Funds. You can request copies by calling 1-888-889-0799 or by writing to SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. As described herein, additional information about the Trust has been filed with the Securities and Exchange Commission (the “SEC”).

The SEC has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dated: March 7, 2007.

Page

SUMMARY OF PROSPECTUS/PROXY STATEMENT	1
PROPOSED REORGANIZATION	6
VOTING AND MEETING PROCEDURES	11
GENERAL INFORMATION	13
TAX MATTERS	14
FINANCIAL STATEMENTS	14
INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION	14

-i-

SUMMARY OF PROSPECTUS/PROXY STATEMENT

Proposed Reorganization

The Board of Trustees of the Trust (the “Board”) has called the Meeting to allow shareholders of the Tech Fund to consider and vote on the proposed reorganization of the Tech Fund into the Growth Fund (the “Reorganization”). The Board met on December 7, 2006 to discuss the proposal, and approved the Reorganization, subject to the approval of the Tech Fund’s shareholders. The independent trustees – i.e., those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Reorganization.

The proposed Reorganization involves the transfer of substantially all of the assets and liabilities of the Tech Fund to the Growth Fund in exchange for shares of the Growth Fund. The transfer of assets by the Tech Fund will occur at their current market value, and shares of the Growth Fund to be issued to the Tech Fund will be valued at their current net asset value, as determined in accordance with the Trust’s valuation procedures. Following this distribution, shares of the Growth Fund will be distributed to shareholders of the Tech Fund and the Tech Fund will be dissolved.

As a result of the proposed Reorganization, each shareholder of the Tech Fund will receive full and fractional shares of the Growth Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Tech Fund. The Reorganization is expected to constitute a tax-free exchange of shares for the Tech Fund shareholders, which means that no gain or loss will be recognized by the Tech Fund, the Growth Fund, or the shareholders of the Tech Fund or Growth Fund as a result of the Reorganization.

City National Asset Management, Inc. (“CNAM, Inc.”) serves as the investment adviser for, and has identical responsibilities with respect to, each Fund. Each Fund is a diversified fund, which means that it is limited as to amounts of issuers it may own with respect to 75% of its assets. The investment objective of each Fund is to provide capital appreciation by investing primarily in U.S. corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth. However, the Tech Fund seeks to achieve its objective by investing primarily in companies which engage in technology-focused businesses. Although the Growth Fund does not share this focus, each Fund invests primarily in large capitalization companies. CNAM, Inc. uses the same methods of quantitative and fundamental analysis in selecting stocks for both Funds, and each Fund is subject to the same fundamental and non-fundamental investment policies as set forth in the Trust’s Statement of Additional Information.

Each of the Tech Fund and Growth Fund is subject to “market” risk, which is the risk that Fund shareholders may be exposed to a sudden decline in a holding’s share price or an overall decline in the stock market, and “manager” risk, which is the risk that CNAM, Inc.’s assessment of companies whose securities are held in the Fund may prove incorrect, resulting in losses or poor performance. In addition, the Tech Fund is subject to technology risk, which means that the Fund may be susceptible to greater risk than a fund that invests in a broader range of portfolio securities, and single stock risk, which is the risk that volatility in the price of a stock in which the Fund has a significant holding will have a larger proportionate impact on the net asset value of the Fund. In addition to “market” risk and “manager” risk, the Growth Fund is subject to risks associated with investments in foreign securities.

The Board believes that the proposed Reorganization is in the best interests of each Fund and its shareholders, and that the interests of the shareholders of the Funds will not be diluted as a result of the proposed Reorganization. Because CNAM, Inc. charges a lower investment advisory fee to manage the Growth Fund than to manage the Tech Fund, and because the Growth Fund has significantly more assets than the Tech Fund and is therefore able to share certain operating expenses across a larger pool of assets, the Growth Fund has lower annual expense ratios (as a percentage of average net assets) than the Tech Fund. Accordingly, based upon information provided to the Board by CNAM, Inc. and the Trust’s administrator, the Board believes that the proposed Reorganization will reduce the annual operating expenses currently paid by the Tech Fund’s shareholders.

CNAM, Inc., rather than the shareholders of the Tech Fund, will bear the costs of the proposed Reorganization, including legal, accounting and transfer agent costs.

Comparison of Investment Objectives and Principal Strategies

The investment objective and principal strategies of each Fund are set forth in the following table.

	Tech Fund	Growth Fund
Investment Objectives

The Fund seeks to provide long-term capital appreciation by investing primarily in U.S. corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth which engage in technology-focused businesses.

The Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth.

Principal Strategies

The Fund purchases a diversified portfolio, at least 80% of which consists of equity securities of U.S. corporations of any size and U.S. dollar denominated American Depository Receipts of foreign corporations of any size that are engaged in the production, distribution and development of products or services based on technology and which CNAM, Inc. believes should benefit significantly from advances or improvements in technology.

The Fund purchases a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations.

Principal Strategies (cont.)

Although the Fund will generally invest primarily in large capitalization companies, the Fund may also invest a significant portion of its assets in companies with smaller capitalizations. Small capitalization companies and large capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 3000 Technology Index (over time the range varies, and was $108 million to $293 billion as of December 31, 2006).

Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Growth Index (over time the range varies, and was $1.3 billion to $427 billion as of December 31, 2006).

CNAM, Inc. uses a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large.

The Fund will be diversified across a number of industries within the technology area, and will not concentrate its investments in any particular group of related industries. Nevertheless, the Fund may hold a significant portion of its assets in specific technology-related industries.

CNAM, Inc. uses a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large.

Although the Fund is not an index fund, CNAM, Inc. seeks to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500/Citigroup Growth Index.

Comparison of Principal Investment Risks

The principal risks to which investments in the Tech Fund and the Growth Fund are subject are set forth below.

Each of the Tech Fund and the Growth Fund is subject to “manager” risk, which is the risk that CNAM, Inc.’s assessment of companies whose securities are held by the Fund may prove incorrect, resulting in losses or poor performance, and “market” risk, which is the risk that the Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment in the relevant Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies in which the Fund invests. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. Each Fund is also subject to the risk that its principal market segment - technology growth stocks in the case of the Tech Fund, and large capitalization growth stocks in the case of the Growth Fund - may underperform other equity market segments or the market as a whole.

In connection with its focus on technology companies, the Tech Fund is subject to “technology” and “single stock” risk. As the Growth Fund has historically invested to a greater degree in foreign issuers than the Tech Fund, it is subject to “foreign securities” risk. These risks are described in the following table.

Tech Fund	Growth Fund

TECHNOLOGY RISK - Companies in the rapidly changing fields of technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. Technology companies may also be subject to rapidly changing and uncertain governmental regulation and policies which may have a material adverse effect on these companies. Additionally, companies in this area may be subject to high research and development expenses and intense competitive pressures, and are dependent upon consumer and business acceptance of new technologies. Because of these risks, the value of the Fund's shares may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area. The Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments.

FOREIGN SECURITIES RISK - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

SINGLE STOCK RISK - Consistent with its designation as a diversified mutual fund, the Fund may invest up to 25% of its total assets in common stock issued by a single company. For example, as of the Fund's most recent fiscal year end, 8% of the Fund's net assets were invested in common stock of Microsoft Corporation. As with any mutual fund, whether diversified or not, volatility in the price of an individual security will have a proportionate impact on the volatility of the net asset value of the Fund. The impact of volatility in the price of an individual security on the net asset value of the Fund depends on how widely the Fund diversifies its investments among the various companies it holds. Accordingly, the more that the Fund invests its assets in the stock of a single company, the larger proportionate impact any change in the value of such stock will have on the net asset value of the Fund.

Comparison of Shareholder Rights

Because each Fund is a series of the Trust, the Reorganization will not affect the rights and privileges of shareholders of any class of the Tech Fund. For instance, after the

Reorganization shareholders of each class of the Growth Fund will have the same exchange, purchase and redemption privileges as shareholders of the same class of the Tech Fund prior to the Reorganization.

Comparison of Distribution

Because each Fund is a series of the Trust, shares of any class of the Growth Fund are distributed in the same way as shares of the same class of the Tech Fund, and the method of their distribution will not be affected by the Reorganization.

Comparison of Purchase and Redemption Procedures

Because each Fund is a series of the Trust, the Reorganization will not affect the purchase and redemption procedures of any class of the Tech Fund. After the Reorganization, shareholders of the Growth Fund will continue to be able to exchange their shares for shares of the same class of all other series of the Trust.

Comparison of Fees and Expenses

The types of fees and expenses of the Growth Fund are the same as those of the Tech Fund. CNAM, Inc. receives investment advisory fees of 0.65% and 0.85% of average daily net assets from the Growth Fund and Tech Fund, respectively, for serving as their investment adviser. The fees are accrued daily and paid monthly.

The following table shows the fees and expenses for the Tech Fund and the Growth Fund, and the fees and expenses of the Growth Fund on a pro forma basis after giving effect to the proposed Reorganization, for the year ended September 30, 2006, except as stated in footnote (2) below. As shown in the table, the fees and expenses of the Growth Fund, on a pro forma basis after giving effect to the proposed Reorganization, are expected to stay the same as the current fees of the Growth Fund.

	Tech Fund		Growth Fund		Pro Forma Growth Fund
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee(1)	0.85%	0.85%	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.30%	None	0.25%	None	0.25%	None
Other Expenses(2)	0.34%	0.34%	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses (2)(3)	1.49%	1.19%	1.25%	1.00%	1.25%	1.00%

____________________________

(1)	The “Management Fee” is an annual fee, payable monthly out of the Fund’s net assets.
(2)

Other Fund Expenses for each class of the Tech Fund, Growth Fund and pro forma Growth Fund includes a 0.25% shareholder servicing fee. Other Fund Expenses and Total Annual Fund Operating Expenses for the Tech Fund have been restated to reflect expense estimates for the current fiscal year and the completed recovery by CNAM, Inc. of previously reduced fees.

Expenses for the Tech Fund have been restated to reflect expense estimates for the current fiscal year and the completed recovery by CNAM, Inc. of previously reduced fees.
(3)

CNAM, Inc. has voluntarily agreed to limit its fees or reimburse the Technology Growth Fund for expenses to the extent necessary to keep the Class A and Institutional Class Total Annual Fund Operating Expenses at or below 1.50% and 1.20%, respectively. CNAM, Inc. has voluntarily agreed to limit its fees or reimburse the Growth Fund for expenses to the extent necessary to keep the Class A and Institutional Class Total Annual Fund Operating Expenses at or below 1.30% and 1.05%, respectively. Any fee reductions or reimbursements may be repaid to CNAM, Inc. within three years after they occur if such repayments can be achieved within the Fund’s then current expense limit, if any, for that year and if certain other conditions are satisfied, including approval by the Trust’s Board of Trustees. CNAM, Inc. may terminate its voluntary agreement to limit its fees at any time.

The examples set forth below are intended to help you compare the cost of investing in the Tech Fund, the Growth Fund, and on a pro forma basis, in the Growth Fund after giving effect to the Reorganization, and also to help you compare these costs with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for the Fund are those shown in the tables above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years	5 Years	10 Years
Tech Fund:	$121	$378	$654	$1,443
Growth Fund:	$102	$318	$552	$1,225
Pro Forma Combined Growth Fund:	$102	$318	$552	$1,225

Class A	1 Year	3 Years	5 Years	10 Years
Tech Fund:	$152	$471	$813	$1,779
Growth Fund:	$127	$397	$686	$1,511
Pro Forma Combined Growth Fund:	$127	$397	$686	$1,511

PROPOSED REORGANIZATION

The Board of Trustees of the Trust has approved a plan to reorganize the Tech Fund into the Growth Fund. To proceed, we need the approval of the shareholders of the Tech Fund. The following pages outline the important details of the proposed Reorganization.

Why Do We Want to Reorganize the Funds?

CNAM, Inc. proposed the Reorganization to the Board, and the Board is recommending the Reorganization to you, among other reasons to reduce the annual operating expenses borne by shareholders of the Tech Fund. The Growth Fund has significantly more assets and a significantly lower expense ratio than the Tech Fund. Because CNAM, Inc.’s investment advisory fee with respect to the Growth Fund (0.65% of average net assets) is less than its fee with respect to the Tech Fund (0.85% of average net assets), and because certain operating expenses of the Growth Fund are shared across a larger pool of assets, CNAM, Inc. and the Board anticipate that if the Reorganization is approved, shareholders of the Tech Fund will bear lower expense ratios as shareholders of the Growth Fund than they did as shareholders of the Tech Fund. Further, CNAM, Inc. has voluntarily agreed to limit its fees or reimburse the Growth Fund for expenses to the extent necessary to keep the Class A and Institutional Class total annual fund operating expenses at or below 1.30% and 1.05%, respectively, which are lower than CNAM, Inc.’s expense limits of 1.50% and 1.20% for the Class A and Institutional Class shares of the Tech Fund.

The Reorganization will be structured to be tax-free to both Funds and their shareholders, and the Funds will receive a consent and opinion of counsel to this effect in connection with the closing of the Reorganization. There will be no dilution of your investment.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board has determined that the Reorganization is in the best interests of shareholders of the Tech Fund and the Growth Fund. In approving the Reorganization, the Board considered the terms and conditions of a proposed Agreement and Plan of Reorganization between the Trust on behalf of the Tech Fund and the Trust on behalf of the Growth Fund (the “Reorganization Agreement”) and the following factors, among others:

(1)           The assets of the Tech Fund are small ($2,842,571 as of December 31, 2006) and its prospects for further growth are not good. In recommending the Reorganization to the Board, CNAM, Inc. considered the market for stocks of technology companies, noting that at the time of inception of the Tech Fund in October 2000, technology stocks accounted for approximately 32% of the market capitalization of the S&P 500 Index, as compared to approximately 16% as of December 2006. CNAM, Inc. also pointed out that the Tech Fund’s benchmark, the Russell 3000 Technology Index, has depreciated by approximately 12.8% per year over the same six-year period.

(2)           Because the investment advisory fee charged by CNAM, Inc. to the Growth Fund is significantly less than CNAM, Inc.’s fee with respect to the Tech Fund, and because certain operating expenses will be shared across a larger pool of assets, as a result of the Reorganization shareholders of the Tech Fund would bear lower expense ratios as shareholders of the Growth Fund.

(3)           The two Funds have similar investment objectives, strategies and risks, except for those associated with the focus of the Tech Fund in technology companies and those associated with the focus of the Growth Fund in large capitalization companies. In considering the proposed Reorganization, the Board noted that although the Tech Fund permits greater flexibility than the Growth Fund with respect to the range of market capitalization of companies in which the Funds can invest, a significant portion of the assets of the Tech Fund (approximately 62% as of December 31, 2006) was invested in large cap stocks, and that as of that date, nine of the Tech Fund’s ten largest holdings were also held by the Growth Fund.

(4)           The Growth Fund and Tech Fund are managed by the same investment adviser, CNAM, Inc. Furthermore, the other services and privileges available to the shareholders of the Growth Fund will be the same as those available to Tech Fund shareholders.

(5)	CNAM, Inc. will pay the expenses of the Reorganization.

(6)            The interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. The assets and liabilities of the Tech Fund will be transferred to the Growth Fund in exchange for shares of beneficial interest of the Growth Fund having a total value equal to the value of the assets the Tech Fund transferred to the Growth Fund (net of any liabilities). However, all known liabilities of the Tech Fund will be paid before the closing of the Reorganization, and it is therefore anticipated that no liabilities of the Tech Fund will be transferred to the Growth Fund. The exchange will take place at net asset value and there will be no sales charge or other charge imposed as a result of the Reorganization. The Tech Fund and the Growth Fund are subject to the same pricing and valuation procedures.

(7)           There will be no adverse federal income tax consequences of the Reorganization, other than the loss of certain of the Tech Fund’s tax loss carryforwards, as the Reorganization is structured to qualify as a tax-free exchange.

After consideration of the factors mentioned above and other relevant information, at a meeting held on December 7, 2006 the Board determined that the Reorganization is in the best interests of the Funds and their shareholders, unanimously approved the Reorganization Agreement and directed that it be submitted to shareholders for approval. The Board unanimously recommends that shareholders vote “FOR” approval of the Reorganization.

How Will We Accomplish the Reorganization?

The Reorganization Agreement, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A, spells out the terms and conditions of the Reorganization. If the shareholders of the Tech Fund approve the Reorganization, the Reorganization essentially will involve the following steps, which will occur substantially simultaneously:

•	First, the Tech Fund will transfer all of its assets and liabilities to the Growth Fund.
•

Second, in exchange for the assets transferred to the Growth Fund, the Tech Fund will receive shares of beneficial interest of the Growth Fund having a total value equal to the value of the assets the Tech Fund transferred to the Growth Fund (net of any liabilities).

•	Third, the Tech Fund will distribute the shares of the Growth Fund which it receives to its shareholders and the Tech Fund will dissolve.
•

Fourth, the Growth Fund will open an account for each shareholder of the Tech Fund and will credit the shareholder with shares of the Growth Fund of the same class and having the same total value as the Tech Fund shares that he or she owned on the date of the Reorganization. Share certificates will not be issued.

In essence, shareholders of the Tech Fund who vote their shares in favor of the Reorganization are electing to redeem their shares of the Tech Fund at net asset value and reinvest the proceeds in shares of the Growth Fund at net asset value without recognition of taxable gain or loss for federal income tax purposes.

Pursuant to the Reorganization Agreement, the number of Growth Fund shares to be issued to the Tech Fund will be computed as of 4:00 PM Eastern time on the date preceding the closing date of the Reorganization in accordance with the regular practice of the Funds. The effectiveness of the Reorganization is contingent upon, among other things, obtaining approval of the shareholders of the Tech Fund.

CNAM will bear the costs of the proposed Reorganization, including legal, accounting and transfer agent costs. These costs will not be borne by the shareholders of either Fund.

If the Reorganization is approved by the Tech Fund’s shareholders, it will take place as soon as feasible. Management of the Trust believes this should be accomplished by April 13, 2007. However, at any time before the closing the Board may decide not to proceed with the Reorganization if, in the judgment of the Board, termination of the Reorganization would not have a material adverse effect on the shareholders of the Tech Fund or the Growth Fund. At any time prior to or after approval of the Reorganization by the Tech Fund’s shareholders, with Board approval, the President of the Trust may by written agreement amend any provision of the Reorganization Agreement, including substantive as well as ministerial changes, without the approval of shareholders, so long as such approval is not required by law and any such amendment will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Tech Fund or the Growth Fund. Similarly, any of the terms or conditions of the Reorganization Agreement may be waived by the Board if, in its judgment such action or waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Tech Fund or the Growth Fund. In approving any such amendment, granting any such waiver or terminating the Reorganization, the Board will be subject to its fiduciary duties to, and will consider the best interests of, the Funds’ shareholders.

Are There Material Differences Between the Tech Fund and the Growth Fund?

The differences in the investment objectives, principal strategies and principal risks of the Tech Fund and the Growth Fund are as described above. As each Fund is a series of the Trust, there are no material differences between the rights of their respective shareholders. None of the Funds’ service providers, including CNAM, Inc. as investment adviser, will change in connection with the Reorganization.

Federal Income Tax Consequences of the Reorganization

When the Reorganization takes place, the Trust will receive a consent and opinion of Paul, Hastings, Janofsky & Walker LLP that the reorganization will qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), with each of the Tech Fund and Growth Fund being a “party to a reorganization” within the meaning of Section 368 of the Code. As a result, the Reorganization will be tax-free for federal income tax purposes for each Fund and its shareholders. The adjusted federal tax basis of your Growth Fund shares following the Reorganization will be the same as the adjusted basis of your Tech Fund shares before the Reorganization.

Immediately prior to the Reorganization, the Tech Fund will have unutilized capital loss carryforwards of approximately $1,500,000. The final amount of unutilized capital loss carryforwards for the Tech Fund is subject to change and will not be finally determined until the closing date of the Reorganization. The Growth Fund’s ability to use this capital loss carryforward in the future will be limited because the Tech Fund will be treated as having undergone an ownership change under Section 382 of the Code. As a result, the Growth Fund will be able to use such capital loss carryforwards in any year only up to an amount generally equal to the product of (i) the value of the Tech Fund on the date of the Reorganization and (ii) the long-term tax-exempt rate as of that date, as published by the Internal Revenue Service (“IRS”). Based on these limitations, approximately $720,000 of the Tech Fund’s $1,500,000 capital loss carryforward is expected to expire unutilized as a result of the Reorganization. The estimated $780,000 balance of the Tech Fund’s capital loss carryforward will be shared by the Growth Fund shareholders as well as the Tech Fund shareholders.

The Trust has not sought, and will not seek, a private ruling from the IRS with respect to the federal income tax consequences of the Reorganization. The opinion of counsel with respect to certain federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.

How Will the Capitalization of the New Funds Compare with the Corresponding Existing Funds?

The following table sets forth as of January 31, 2007: (i) the capitalization of each Fund and (ii) the pro forma capitalization of the Growth Fund, as adjusted to give effect to the Reorganization.

Tech Fund	Class A Shares	Institutional Class Shares	Total of All Class Shares

Aggregate Net Assets	$1,511,573	$1,375,236	$2,886,809
Shares Outstanding	338,458	303,264	641,722
Net Asset Value Per Share	$4.47	$4.53	N/A

Growth Fund	Class A Shares	Institutional Class Shares	Total of All Class Shares

Aggregate Net Assets	$11,953,496	$40,249,421	$52,202,917
Shares Outstanding	1,460,342	4,865,850	6,326,192
Net Asset Value Per Share	$8.19	$8.27	N/A

Combined Pro forma Growth Fund	Class A Shares	Institutional Class Shares	Total of All Class Shares

Aggregate Net Assets	$13,465,069	$41,624,657	$55,089,726
Shares Outstanding	1,644,905	5,032,142	6,677,047
Net Asset Value Per Share	$8.19	$8.27	N/A

N/A= Not Applicable

Description of the Securities to be Issued

The Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series, including the Growth Fund. Shares of each series of the Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

VOTING AND MEETING PROCEDURES

How to Vote

This proxy is being solicited by the Board of Trustees of the Trust. You can vote by mail or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

Proxy Solicitation

In addition to the solicitation of proxies by mail, officers and employees of the Trust and CNAM, Inc., without additional compensation, may solicit proxies in person or by telephone. CNAM, Inc. will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the costs of forwarding soliciting materials to beneficial owners of shares entitled to vote at the Meeting.

Quorum Requirements

The presence in person or by proxy of one third of the outstanding shares of the Tech Fund entitled to vote will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. The Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. A majority of shares represented at the meeting can adjourn the meeting. The persons named as proxies will vote “FOR” adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal, and will vote those proxies they are required to vote against the proposal “AGAINST” such an adjournment. Abstentions and “broker non-votes” will have no effect on the outcome of a vote on adjournment.

Vote Required

Approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the Tech Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Tech Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Tech Fund.

The Fund will count the number of votes cast “for” approval of the Reorganization to determine whether sufficient affirmative votes have been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

If the shareholders of the Tech Fund do not approve the Reorganization or the Reorganization is not completed for any other reason, the Tech Fund will continue its current form of operation until the Board determines what further action, if any, to recommend to the shareholders of the Fund.

Shareholders Entitled to Vote

Shareholders of the Funds at the close of business on January 31, 2007 will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, 641,722 shares of the Tech Fund (338,458 Class A shares and 303,264 Institutional Class shares) were outstanding.

As of January 31, 2007, City National Bank (“CNB”), which is affiliated with CNAM, Inc., may be deemed to control the Tech Fund by virtue of owning 47.26% of the outstanding shares of the Fund. As of that date, NFS LLC owned of record on behalf of the Howard M. Brandes Family Trust 28.66% of the outstanding shares of the Tech Fund. As of that date, CNB also owned of record 73.10% of the outstanding shares of the Growth Fund. CNB is a national banking association located at 400 North Roxbury Drive, Beverly Hills, California 90210 and is a wholly-owned subsidiary of City National Corporation. These control relationships will continue to exist until such time as each of the above-described share ownerships represents 25% or less of the outstanding shares of the respective Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling person set forth above may be able to determine the outcome of shareholder voting on matters for which approval of shareholders is required.

The following table shows, to the knowledge of management of the Trust, the percentage of the total shares of each class of the Tech Fund and the Growth Fund owned of record at the close of business of January 31, 2007 by persons owning of record more than 5% of the outstanding shares of the respective class. The table also shows each such shareholder’s estimated percentage ownership of the same class of the combined Growth Fund, as adjusted to give effect to the Reorganization, based on such shareholder’s present holdings.

Tech Fund Shareholder	Class	Percentage of Outstanding Shares in Class	Percentage of Outstanding Shares in Class of Combined Fund
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Institutional	68.41%	94.21%
City National Bank PO Box 60520 Los Angeles, CA 90060-0520	Institutional	31.59%	5.09%

NFS LLC FEBO Howard M. Brandes TTEE Howard M Brandes Family Tr U/A 6/26/84 10670 Wilkins Ave. #2 Los Angeles, CA 90024-5842	A	54.33%	6.09%
NFS LLC FEBO Art Linson TTEE The Art Linson Production Inc Ret Tr Psp 210 Palisades Ave Santa Monica, CA 90402-2734	A	5.25%	0.59%

Growth Fund Shareholder	Class	Percentage of Outstanding Shares in Class	Percentage of Outstanding Shares in Class of Combined Fund
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Institutional	94.99%	94.21%

The Trustees and officers of the Trust as a group owned beneficially less than 1% of each of the Tech Fund’s and the Growth Fund’s outstanding shares as of January 31, 2007.

GENERAL INFORMATION

The persons named in the accompanying Proxy will vote in each case as directed in the Proxy, but in the event an executed Proxy without instructions is received by the Trust, they intend to vote FOR the proposed Reorganization and may vote in their discretion with respect to other matters that may be presented to the Meeting.

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, the Proxy holders will vote on them in accordance with their best judgment.

Shareholder Proposals

The Meeting is a special meeting of shareholders of the Tech Fund. The Trust is not required, nor does it intend, to hold regular annual meetings of the Fund’s shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Secretary of the Trust. Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws.

TAX MATTERS

Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

FINANCIAL STATEMENTS

The audited annual financial statements and financial highlights of the Tech Fund and the Growth Fund for the year ended September 30, 2006 are incorporated by reference into the Statement of Additional Information to this Combined Prospectus and Proxy Statement. The audited annual financial statements and financial highlights have been audited by KPMG LLP, independent registered public accountants, to the extent indicated in their report thereon, and have been incorporated by reference in reliance upon such report given upon the authority of such firm as an expert in accounting and auditing. Pro forma financial statements are not included since the net asset value of the Tech Fund does not exceed ten percent of the net asset value of the Growth Fund, as of January 8, 2007.

INFORMATION FILED WITH THE

SECURITIES AND EXCHANGE COMMISSION

Additional information about the Tech Fund and the Growth Fund is included in their Prospectuses and Statement of Additional Information dated January 31, 2007, which are incorporated by reference herein. The Commission file numbers for the Trust’s registration statement containing the current Prospectuses and Statement of Additional Information for the Funds, dated January 31, 2007, are Registration No. 811-07923 and Registration No. 333-16093. Additional information about the Funds may also be obtained from the Trust’s Annual Report for the fiscal year ended September 30, 2006, which has been filed with the SEC. Copies of the Prospectus, Statement of Additional Information, and Annual Report for the Funds may be obtained without charge by calling the Fund at 1-888-889-0799. The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with such requirements file reports, proxy statements, and other information with the SEC. Once available, these materials may be inspected and copied:

•              At the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549;

•              By writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, 450 Fifth Street, N.W., Washington, D.C. at rates prescribed by the SEC;

•	By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

•              On the SEC’s EDGAR database on the SEC’s Internet Web site at http://www.sec.gov.

*****

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of this 7th day of March, 2007, by and between CNI Charter Funds, a Delaware statutory trust (the “Trust”), on behalf of its Technology Growth Fund (the “Technology Fund”), and the Trust on behalf of its Large Cap Growth Equity Fund (the “Growth Fund”).

WHEREAS, the parties wish to enter into a plan of reorganization (the “Plan”) which will consist, among other things, of the transfer of assets of the Technology Fund to the Growth Fund in exchange for shares of the Growth Fund (the “Shares”), and the distribution of the Shares by the Technology Fund to its shareholders in connection with the dissolution of Fund.

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Plan is in the best interests of the shareholders of the Technology Fund and the Growth Fund, respectively, and that their interests would not be diluted as a result of the transactions contemplated thereby.

NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

Article 1

Transfer of Assets and Liabilities

1.1          Transfer of Assets and Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereafter defined) the Technology Fund shall transfer all of its assets to the Growth Fund. In exchange therefor, the Growth Fund shall assume all of the liabilities of the Technology Fund and deliver to the Technology Fund a number of Class A and Institutional Class Shares which is equal to (i) the aggregate net asset value attributable to each such Class of shares of the Technology Fund at the close of business on the day preceding the Closing Date, divided by (ii) the net asset value per share of such Class of shares of the Growth Fund outstanding at the close of business on the day preceding the Closing Date.

1.2          Liquidation of Technology Fund. Subject to the terms and conditions set forth herein, on the Closing Date the Technology Fund shall liquidate and shall distribute pro rata to each Class of its shareholders of record in proportion to their respective numbers of shares of each Class held by such shareholders, determined as of the close of business on the day preceding the Closing Date, the same Class of Shares received by the Technology Fund pursuant to Section 1.1.

1.3          No Issuance of Share Certificates. The Technology Fund shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Growth Fund in the names of its shareholders and transferring to its shareholders the Shares credited to the account of the Technology Fund on the books of the Growth Fund. No certificates evidencing Shares shall be issued.

1.4          Time and Date of Valuation. The number of Shares to be issued by the Growth Fund to the Technology Fund shall be computed as of 4:00 p.m. (Eastern time) on the date preceding the Closing Date in accordance with the regular practices of the Technology Fund, the Growth Fund and the Trust.

1.5          Closing Time and Place. The Closing Date shall be April 13, 2007, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, but in any event not later than June 15, 2007, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization contemplated by the Plan (the “Closing”) shall be held at 10:00 a.m. (Pacific time) at the offices of Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, or such other time and/or place as the parties may mutually agree.

1.6          Delay of Valuation. If on the day preceding the Closing Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7          Termination of Technology Fund. As promptly as practicable after the Closing, the Technology Fund shall dissolve.

Article 2

Conditions Precedent to the Effectiveness of the Reorganization

The respective obligation of each party to effect the reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1          Shareholder Approval. On or prior to the Closing Date, the shareholders of the Technology Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Delaware law and the 1940 Act.

2.2          No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3          Consents. All consents of the other party and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party or the Trust.

2.4          Effective Registration Statement. The Form N-1A Registration Statement of the Trust and the Form N-14 Registration Statement of the Trust with respect to the Shares shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5          Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for Federal income tax purposes:

(a)

The transfer of substantially all of the Technology Fund’s assets to the Growth Fund in exchange for Shares and the assumption of the Technology Fund’s stated liabilities, and the distribution of the Shares to the Technology Fund’s shareholders in liquidation of the Technology Fund, will constitute a “reorganization” (the “Reorganization”) within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Technology Fund and the Growth Fund each are a “party to a “reorganization” within the meaning of Code Section 368(b);

(b)	No gain or loss will be recognized by the Growth Fund upon the receipt of the assets of the Technology Fund in exchange for Shares and the assumption of the liabilities of the Technology Fund, if any;
(c)

No gain or loss will be recognized by the Technology Fund upon the transfer of its assets to, and the assumption of its stated liabilities by, the Growth Fund in exchange for Shares and the assumption by the Growth Fund of the Technology Fund’s stated liabilities;

(d)	No gain or loss will be recognized by any shareholder of the Technology Fund upon the exchange of its Technology Fund shares for Shares;
(e)

The tax basis of each of the assets of the Technology Fund transferred to the Growth Fund will be the same as the tax basis of each such asset to the Technology Fund immediately prior to the Reorganization;

(f)

The adjusted tax basis of the Shares received by each Technology Fund shareholder pursuant to the Reorganization will be the same as the adjusted tax basis of the Technology Fund shares held by that shareholder immediately prior to the Reorganization;

(g)	The holding period of each of the assets of the Technology Fund acquired by the Growth Fund will include the period during which such asset was held by the Technology Fund; and

(h)

The holding period of the Shares to be received by each Technology Fund shareholder will include the period during which the Technology Fund shares exchanged therefor were held by such shareholder, provided that such Technology Fund shares were held as capital assets on the date of the Reorganization.

2.6          Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

2.7          Statement of Assets and Liabilities. The Technology Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of its Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

Article 3

Representations and Warranties

The parties represent and warrant as follows:

3.1          Structure and Standing. Each party represents and warrants that it is duly organized as a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and conduct its business.

3.2          Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust; this Agreement does not violate, and its performance will not result in violation of, any provision of the Declaration of Trust of the Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

3.3          Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4          Fund Assets. The Technology Fund represents and warrants that on the Closing Date the assets received by the Growth Fund from the Technology Fund will be delivered to the Growth Fund as provided in Section 1.1 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Technology Fund and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Section 1.1.

3.5          The Shares. The Growth Fund represents and warrants that on the Closing Date (a) the Shares to be delivered to the Technology Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the Growth Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof; (c) the Technology Fund will acquire the Shares free and clear of all liens pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Trust and without any restriction on the transfer thereof; and (d) the Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6          Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7          Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8          Acquisition of the Shares. The Technology Fund represents and warrants that the Shares it acquires pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9          Financial Statements. Each party represents and warrants that its Statement of Assets and Liabilities as of September 30, 2006 provided to the other party has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly reflects the financial condition of such party as of such date, and there are no known contingent liabilities of such party as of such date not disclosed therein.

3.10       No Adverse Changes. Each party represents and warrants that since September 30, 2006, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by the other party (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute a material adverse change).

3.11       Proxy Statement. Each party represents and warrants that the Combined Proxy Statement and Prospectus contained in the Registration Statement on Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such party) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact with respect to such party or omit to state a material fact required to be stated therein with respect to such party or necessary to make the statements therein with respect to such party, in light of the circumstances under which such statements were made, not materially misleading.

Article 4

Covenants

4.1          Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2          Shareholder Meeting. The Technology Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the reorganization contemplated by this Agreement.

4.3          Preparation of Combined Prospectus and Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, the Growth Fund shall prepare and file a combined prospectus and proxy statement with respect to the reorganization with the United States Securities and Exchange Commission in form and substance satisfactory to both parties, and shall use its best efforts to provide that the combined prospectus and proxy statement can be distributed to the shareholders of the Technology Fund as promptly as thereafter as practicable. As soon a reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4          Fees and Expenses. Whether or not this Agreement is consummated, each party shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

4.5          Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6          Technology Fund Liabilities. The Technology Fund will use its best efforts to discharge all of its financial liabilities and obligations prior to the Closing Date.

Article 5

Termination, Amendment and Waiver

5.1          Termination. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if

(a)	either party shall have breached any material provision of this Agreement; or
(b)	circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or
(c)	any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2          Effect of Termination. In the event of any termination pursuant to Section 5.1, there shall be no liability for damage on the part of either party to the other party.

5.3          Amendment. This Agreement contains the entire agreement of the parties with respect to the reorganization contemplated by the Plan and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

5.4         Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Technology Fund or the Growth Fund, respectively.

Article 6

General Provisions

6.1          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.2          Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3          Recourse. All persons dealing with the Growth Fund or the Technology Fund must look solely to the property of the Growth Fund or the Technology Fund for the enforcement of any claims against the Growth Fund or the Technology Fund, respectively, as neither the trustees, directors, officers, agents nor shareholders of the Growth Fund or the Technology Fund assume any personal liability for obligations entered into on behalf of the Growth Fund or the Technology Fund, respectively.

6.4          Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to either party at:

CNI Charter Funds

400 North Roxbury Drive

Beverly Hills, CA 90210

Attn: Vernon C. Kozlen

with a copy to:

Paul, Hastings, Janofsky & Walker LLP

515 S. Flower St.

Los Angeles, CA 90071

Attn: Michael Glazer.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

CNI CHARTER FUNDS, on behalf of its Technology Growth Fund Series

By: _______________________________
Vernon C. Kozlen
President

CNI CHARTER FUNDS, on behalf of

its Large Cap Growth Equity Fund Series

By: ________________________________
Vernon C. Kozlen
President

CNI CHARTER FUNDS

400 North Roxbury Drive

Beverly Hills, CA 90210

STATEMENT OF ADDITIONAL INFORMATION

March 7, 2007

This Statement of Additional Information (the “SAI”) is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated March 7, 2007 (“Prospectus”), for the Special Meeting of Shareholders of the Technology Growth Fund series (the “Tech Fund”) of CNI Charter Funds (the “Trust”), a Delaware statutory trust, to be held on March 28, 2007. Copies of the Prospectus may be obtained at no charge by calling the Trust at 1-888-889-0799.

This SAI, relating specifically to the proposed reorganization of the Tech Fund into the Large Cap Growth Fund series (the “Growth Fund”) of the Trust, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

1.	The Statement of Additional Information of the Trust dated January 31, 2007 filed on January 29, 2007 (Registration No. 333-16093); and
2.	The Annual Report to Shareholders of the Trust for the period ended September 30, 2006 filed on December 4, 2006.

Pro forma financial statements are not included since the net asset value of the Tech Fund does not exceed ten percent of the net asset value of the Growth Fund, as of January 8, 2007.

PART C

OTHER INFORMATION

Item 15	Indemnification

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 16	Exhibits
(1)	Agreement and Declaration of Trust.

(1) Form of Agreement and Declaration of Trust. (A)

(2) Form of Amendment to the Agreement and Declaration of Trust.(B)

(3) Certificate of Amendment to the Certificate of Trust.(B)

(2)	By-Laws:

(1) By-Laws dated October 25, 1996.(A)

(2) Amendment to the By-Laws of the Trust.(B)

(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization – filed herewith as Exhibit A.

(5)	See the Declaration of Trust referenced in Item (16)(1) herein and the By-Laws referenced in Item (16)(2) herein.
(6)	Investment Management Agreements:

(1) Form of Investment Management Agreement with City National Asset Management, Inc.(B)

(2) Schedule to Investment Management Agreement with City National Asset Management, Inc.(C)

(3) Form of Investment Management Agreement with CCM Advisors, LLC.(I)

(4) Form of Expense Limitation Agreement with CCM Advisors, LLC.(I)

(5) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Credit Suisse Asset Management, LLC with respect to High Yield Bond Fund.(I)

(6) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Reed, Conner & Birdwell, LLC with respect to RCB Small Cap Value Fund.(I)

(7) Form of Investment Manager Agreement between CCM Advisors, LLC and AMBS Investment Counsel, LLC with respect to AHA Diversified Equity Fund – filed herewith as Exhibit B.

(8) Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Diversified Equity Fund – filed herewith as Exhibit C.

(9) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Balanced Fund.(I)

(10) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Diversified Equity Fund.(I)

(11) Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Socially Responsible Equity Fund.(I)

(12) Form of Investment Manager Agreement between CCM Advisors, LLC and Patterson Capital Corporation with respect to AHA Limited Maturity Fixed Income Fund.(I)

(13) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Full Maturity Fixed Income Fund.(I)

(14) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Balanced Fund.(I)

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(15) Form of Investment Manager Agreement between CCM Advisors, LLC and City National Asset Management, Inc. with respect to AHA Limited Maturity Fixed Income Fund.(I)

(7)	Form of Distribution Agreement.(B)
(8)	Not Applicable.
(9)	Form of Custody Agreement.(B)

(1) Form of Supplement to Custody Agreement.(C)

(2) Form of Amendment to Custody Agreement.(H)

(3) Form of Amendment and Assignment of Custody Agreement – filed herewith as Exhibit D.

(10)	Distribution Plans.

(1) Form of Rule 12b-1 Plan.(I).

(2) Form of Share Marketing Agreement.(B)

(3) Amended and Restated Multiple Class Plan.(I)

(11)	Legal Counsel’s Opinion and Consent – filed herewith as Exhibit E.
(12)	Form of Tax Opinion and Consent of Counsel – filed herewith as Exhibit F.
(13)	Other Material Contracts:

(1) Form of Administrative Services Agreement.(B)

(i) Schedule to Administrative Services Agreement.(D)

(ii) Form of Supplement to Administrative Services Agreement.(C)

(iii) Form of Amendment to Administrative Services Agreement.(H)

(2) Form of Transfer Agent Agreement.(B)

(i) Schedule to Transfer Agent Agreement.(I)

(ii) Form of Supplement to Transfer Agent Agreement. (C)

(iii) Form of Amendment to Transfer Agency Agreement. (G)

(iv) Form of Amendment to Transfer Agency Agreement. (H)

(iv) Form of Sub-Transfer Agent Agreement.(I)

(3) Form of Shareholder Services Agreement.(E)

(4)	Securities Lending Agency Agreement – filed herewith as Exhibit G.
(14)	Other Opinions – Independent Auditors’ Consent.

(1) KPMG, LLP – filed herewith as Exhibit H.

(15)	Not Applicable.

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(16)	Powers of Attorney – filed herewith as Exhibit I.
(17)	(1) Form of Proxy Card – filed herewith as Exhibit J.

(2) Prospectuses of the Large Cap Growth Equity Fund, Large Cap Value Equity Fund, RCB Small Cap Value Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund and High Yield Bond Fund series of the Trust dated January 31, 2007 filed on January 29, 2007 (Registration No. 333-16093) – filed herewith as Exhibit K.

(3) Statement of Additional Information of the Trust dated January 31, 2007 filed on January 29, 2007 (Registration No. 333-16093) – filed herewith as Exhibit L.

(4) Annual Report to Shareholders of the Trust for the period ended September 30, 2006 filed on December 4, 2006 – filed herewith as Exhibit M.

-------------------------------------------

(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333–16093) on November 14, 1996 and incorporated herein by reference.
(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333–16093) on May 3, 1999 and incorporated herein by reference.
(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.
(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.
(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.
(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333–16093) on February 28, 2000 and incorporated herein by reference.
(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333–16093) on January 28, 2004 and incorporated herein by reference.
(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333–16093) on January 28, 2005 and incorporated herein by reference.
(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 26 (333–16093) on May 13, 2005 and incorporated herein by reference.

Item 17	Undertakings

(1)          The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2)         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file as part of a post-effective amendment to the registration statement an executed copy of the form of tax opinion and consent of counsel referenced in Item 16(12) above as soon as practicable after the closing of the reorganization of the Technology Growth Fund into the Large Cap Growth Equity Fund.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Beverly Hills, and State of California on the 9th day of March, 2007.

CNI CHARTER FUNDS

By:	/s/ Vernon C. Kozlen

Vernon C. Kozlen

President, Chief Executive Officer

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Vernon C. Kozlen Vernon C. Kozlen	President & Chief Executive Officer	March 9, 2007
/s/ Eric Kleinschmidt Eric Kleinschmidt	Controller & Chief Operating Officer	March 9, 2007
/s/ Irwin G. Barnet* Irwin G. Barnet	Trustee	March 9, 2007
/s/ Victor Meschures* Victor Meschures	Trustee	March 9, 2007
William R. Sweet	Trustee
/s/ James R. Wolford* James R. Wolford	Trustee	March 9, 2007
/s/ Vernon C. Kozlen *By: Vernon C. Kozlen, Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of this 7th day of March, 2007, by and between CNI Charter Funds, a Delaware statutory trust (the “Trust”), on behalf of its Technology Growth Fund (the “Technology Fund”), and the Trust on behalf of its Large Cap Growth Equity Fund (the “Growth Fund”).

WHEREAS, the parties wish to enter into a plan of reorganization (the “Plan”) which will consist, among other things, of the transfer of assets of the Technology Fund to the Growth Fund in exchange for shares of the Growth Fund (the “Shares”), and the distribution of the Shares by the Technology Fund to its shareholders in connection with the dissolution of Fund.

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Plan is in the best interests of the shareholders of the Technology Fund and the Growth Fund, respectively, and that their interests would not be diluted as a result of the transactions contemplated thereby.

NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows:

Article 1

Transfer of Assets and Liabilities

1.1       Transfer of Assets and Liabilities. Subject to the terms and conditions set forth herein, on the Closing Date (as hereafter defined) the Technology Fund shall transfer all of its assets to the Growth Fund. In exchange therefor, the Growth Fund shall assume all of the liabilities of the Technology Fund and deliver to the Technology Fund a number of Class A and Institutional Class Shares which is equal to (i) the aggregate net asset value attributable to each such Class of shares of the Technology Fund at the close of business on the day preceding the Closing Date, divided by (ii) the net asset value per share of such Class of shares of the Growth Fund outstanding at the close of business on the day preceding the Closing Date.

1.2          Liquidation of Technology Fund. Subject to the terms and conditions set forth herein, on the Closing Date the Technology Fund shall liquidate and shall distribute pro rata to each Class of its shareholders of record in proportion to their respective numbers of shares of each Class held by such shareholders, determined as of the close of business on the day preceding the Closing Date, the same Class of Shares received by the Technology Fund pursuant to Section 1.1.

1.3          No Issuance of Share Certificates. The Technology Fund shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Growth Fund in the names of its shareholders and transferring to its shareholders the Shares credited to the account of the Technology Fund on the books of the Growth Fund. No certificates evidencing Shares shall be issued.

1.4          Time and Date of Valuation. The number of Shares to be issued by the Growth Fund to the Technology Fund shall be computed as of 4:00 p.m. (Eastern time) on the date preceding the Closing Date in accordance with the regular practices of the Technology Fund, the Growth Fund and the Trust.

1.5     &   Closing Time and Place. The Closing Date shall be April 13, 2007, or such later date on which all of the conditions set forth in Article 2 have been fulfilled or otherwise waived by the parties hereto, but in any event not later than June 15, 2007, or such later date as the parties may mutually agree. All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided. The closing of the reorganization contemplated by the Plan (the “Closing”) shall be held at 10:00 a.m. (Pacific time) at the offices of Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, or such other time and/or place as t he parties may mutually agree.

1.6          Delay of Valuation. If on the day preceding the Closing Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7          Termination of Technology Fund. As promptly as practicable after the Closing, the Technology Fund shall dissolve.

Article 2

Conditions Precedent to the Effectiveness of the Reorganization

The respective obligation of each party to effect the reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1          Shareholder Approval. On or prior to the Closing Date, the shareholders of the Technology Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Delaware law and the 1940 Act.

2.2          No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3          Consents. All consents of the other party and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party or the Trust.

2.4          Effective Registration Statement. The Form N-1A Registration Statement of the Trust and the Form N-14 Registration Statement of the Trust with respect to the Shares shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5          Tax Opinion. The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for Federal income tax purposes:

(a)

The transfer of substantially all of the Technology Fund’s assets to the Growth Fund in exchange for Shares and the assumption of the Technology Fund’s stated liabilities, and the distribution of the Shares to the Technology Fund’s shareholders in liquidation of the Technology Fund, will constitute a “reorganization” (the “Reorganization”) within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Technology Fund and the Growth Fund each are a “party to a “reorganization” within the meaning of Code Section 368(b);

(b)	No gain or loss will be recognized by the Growth Fund upon the receipt of the assets of the Technology Fund in exchange for Shares and the assumption of the liabilities of the Technology Fund, if any;
(c)

No gain or loss will be recognized by the Technology Fund upon the transfer of its assets to, and the assumption of its stated liabilities by, the Growth Fund in exchange for Shares and the assumption by the Growth Fund of the Technology Fund’s stated liabilities;

(d)	No gain or loss will be recognized by any shareholder of the Technology Fund upon the exchange of its Technology Fund shares for Shares;
(e)

The tax basis of each of the assets of the Technology Fund transferred to the Growth Fund will be the same as the tax basis of each such asset to the Technology Fund immediately prior to the Reorganization;

(f)

The adjusted tax basis of the Shares received by each Technology Fund shareholder pursuant to the Reorganization will be the same as the adjusted tax basis of the Technology Fund shares held by that shareholder immediately prior to the Reorganization;

(g)	The holding period of each of the assets of the Technology Fund acquired by the Growth Fund will include the period during which such asset was held by the Technology Fund; and

(h)

The holding period of the Shares to be received by each Technology Fund shareholder will include the period during which the Technology Fund shares exchanged therefor were held by such shareholder, provided that such Technology Fund shares were held as capital assets on the date of the Reorganization.

2.6          Covenants, Representations and Warranties. Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

2.7          Statement of Assets and Liabilities. The Technology Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of its Treasurer or Assistant Treasurer as to its portfolio securities and the federal income tax basis and holding period as of the Closing Date.

Article 3

Representations and Warranties

The parties represent and warrant as follows:

3.1          Structure and Standing. Each party represents and warrants that it is duly organized as a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and conduct its business.

3.2          Power. Each party represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust; this Agreement does not violate, and its performance will not result in violation of, any provision of the Declaration of Trust of the Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors(1) 4 6; rights generally and court decisions with respect thereto.

3.3          Litigation. Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4          Fund Assets. The Technology Fund represents and warrants that on the Closing Date the assets received by the Growth Fund from the Technology Fund will be delivered to the Growth Fund as provided in Section 1.1 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Technology Fund and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Section 1.1.

3.5          The Shares. The Growth Fund represents and warrants that on the Closing Date (a) the Shares to be delivered to the Technology Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the Growth Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof; (c) the Technology Fund will acquire the Shares free and clear of all liens pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Trust and without any restriction on the transfer thereof; and (d) the Shares will be duly qualified for offering to the public in all of the states of the U n ited States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6          Tax Status and Filings. Each party represents and warrants that it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7          Accuracy of Information. Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8          Acquisition of the Shares. The Technology Fund represents and warrants that the Shares it acquires pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9          Financial Statements. Each party represents and warrants that its Statement of Assets and Liabilities as of September 30, 2006 provided to the other party has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly reflects the financial condition of such party as of such date, and there are no known contingent liabilities of such party as of such date not disclosed therein.

3.10       No Adverse Changes. Each party represents and warrants that since September 30, 2006, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by the other party (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute a material adverse change).

3.11       Proxy Statement. Each party represents and warrants that the Combined Proxy Statement and Prospectus contained in the Registration Statement on Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such party) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact with respect to such party or omit to state a material fact required to be stated therein with respect to such party or necessary to make the statements therein with respect to such party, in light of the circumstances under which such statements were made, not materially misleading.

Article 4

Covenants

4.1          Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2          Shareholder Meeting. The Technology Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the reorganization contemplated by this Agreement.

4.3          Preparation of Combined Prospectus and Proxy Statement. As soon as reasonably practicable after the execution of this Agreement, the Growth Fund shall prepare and file a combined prospectus and proxy statement with respect to the reorganization with the United States Securities and Exchange Commission in form and substance satisfactory to both parties, and shall use its best efforts to provide that the combined prospectus and proxy statement can be distributed to the shareholders of the Technology Fund as promptly as thereafter as practicable. As soon a reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4          Fees and Expenses. Whether or not this Agreement is consummated, each party shall bear its respective costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

4.5          Provision of Documents. Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6          Technology Fund Liabilities. The Technology Fund will use its best efforts to discharge all of its financial liabilities and obligations prior to the Closing Date.

Article 5

Termination, Amendment and Waiver

5.1          Termination. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if

(a)	either party shall have breached any material provision of this Agreement; or
(b)	circumstances develop that, in the opinion of such Board, make proceeding with the Plan inadvisable; or
(c)	any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2          Effect of Termination. In the event of any termination pursuant to Section 5.1, there shall be no liability for damage on the part of either party to the other party.

5.3          Amendment. This Agreement contains the entire agreement of the parties with respect to the reorganization contemplated by the Plan and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

5.4         Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Technology Fund or the Growth Fund, respectively.

Article 6

General Provisions

6.1          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.2          Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3          Recourse. All persons dealing with the Growth Fund or the Technology Fund must look solely to the property of the Growth Fund or the Technology Fund for the enforcement of any claims against the Growth Fund or the Technology Fund, respectively, as neither the trustees, directors, officers, agents nor shareholders of the Growth Fund or the Technology Fund assume any personal liability for obligations entered into on behalf of the Growth Fund or the Technology Fund, respectively.

6.4          Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to either party at:

CNI Charter Funds

400 North Roxbury Drive

Beverly Hills, CA 90210

Attn: Vernon C. Kozlen

with a copy to:

Paul, Hastings, Janofsky & Walker LLP

515 S. Flower St.

Los Angeles, CA 90071

Attn: Michael Glazer.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

CNI CHARTER FUNDS, on behalf of its Technology Growth Fund Series

By: _______________________________
Vernon C. Kozlen
President

CNI CHARTER FUNDS, on behalf of

its Large Cap Growth Equity Fund Series

By: ________________________________
Vernon C. Kozlen
President

Exhibit B

INVESTMENT MANAGER AGREEMENT

AGREEMENT made as of October 1, 2006 by and between CCM Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Adviser") and AMBS Investment Counsel, LLC, a limited liability company organized under the laws of the state of Delaware (the "Investment Manager"), on behalf of the AHA Diversified Equity Fund (the "Fund "), a series of CNI Charter Funds (the "Trust"):

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares (the “Shares”) in its CNI Charter AHA Diversified Equity Fund series (the “Fund”) registered under the 1940 Act pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”);

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has filed notification filings under all applicable state securities laws;

WHEREAS, the Adviser is employed by the Trust to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of such portion of the assets of the Fund as the Adviser shall from time to time designate (the “Account”), to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the “Board”);

WHEREAS, the Trust and the Adviser desire to retain the Investment Manager to render investment advisory services to the Account; and

WHEREAS, the Investment Manager is willing to provide investment advisory services to the Account, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Adviser and the Investment Manager agree as follows:

ARTICLE 1

Employment of Investment Manager

1.1          The Adviser hereby employs the Investment Manager to manage the investment and reinvestment of the assets of the Account, to the extent requested by and subject to the supervision and control of, the Adviser and the Board for the period and upon the terms herein set forth.

1.2          The Investment Manager accepts such employment and agrees during such period at its own expense to render such services, and to assume the obligations herein set forth for the compensation herein provided.

1.3          The Investment Manager shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust, the Fund or the Adviser. Notwithstanding the foregoing, the Investment Manager shall, for the purposes of this agreement, have authority to act as agent for the Fund, subject to supervision by the Adviser and the Board.

1.4          The services of the Investment Manager herein provided are not to be deemed exclusive and the Investment Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

ARTICLE 2

Duties of Investment Manager

2.1	Investment Management Services.

(a)          Subject to the general supervision of the Board and the Adviser, the Investment Manager shall provide a continuous and discretionary investment program for the Account and determine the composition of the assets of the Account, including determination of the purchase, retention or sale of the securities, cash and other investments for the Account. In performing these duties, the Investment Manager shall:

(i)           perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund as set forth in the Registration Statement;

(ii)          seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iii)        take such steps as are necessary to implement any overall investment strategies approved by the Board for the Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(iv)         regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Account, including furnishing, within 60 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Account as of the end of the quarter;

(v)          maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account;

(vi)         provide such information as is reasonably requested to assist in the determination of the net asset value of the shares of the Fund in accordance with applicable law; and

(vii)      not consult with any other sub-adviser of any other portion of the Fund or any other series of the Trust concerning transactions of the Fund or any other series of the Trust in which (a) the Investment Manager of any of its affiliated persons serves as principal underwriter, or (b) such other sub-adviser or any of its affiliated persons serves as principal underwriter.

(b)         The Investment Manager acknowledges that neither the Adviser nor its employees shall be required to evaluate the merits of investment selections or decisions made by the Investment Manager or be required to approve the selections or decisions, or to confirm their compliance with applicable investment policies and restrictions; these responsibilities being within the duties of the Investment Manager.

(c)          The Investment Manager’s services shall be subject always to the control and supervision of the Adviser and the Board, the restrictions of the Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to the Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser has furnished or will furnish the Investment Manager with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Investment Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Manager will be entitled to rely on all documents furnished by the Adviser.

(d)         The Investment Manager represents that it shall make every effort to ensure that the Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board or the Adviser, the Investment Manager shall also make decisions for the Account as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Account’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. < /p>

(e)         In connection with the acquisition or disposition of securities described in Section 2.1(a) (iii), the Investment Manager may place orders for the purchase or sale of Account investments for the account of the Fund with brokers or dealers selected by it and, to that end, the Investment Manager is authorized as agents of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Account, the Investment Manager is directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines as set forth in the curre n t Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Investment Manager may select brokers or dealers with which it, the Adviser or the Fund is affiliated.

(f)         In addition to seeking the best combination of net price and execution under the circumstances, the Investment Manager may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser and Investment Manager. The Investment Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Investment Manager’s overall responsibilities with respect to the Account. T he policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Investment Manager periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Investment Manager in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(g)          Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more series of the Trust or by the Trust and other accounts (collectively, “Advisory Clients”) managed by the Adviser or the Investment Manager to the Fund, provided that: (i) the Adviser or Investment Manager’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and (ii) the Investment Manager’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitte d to the Adviser.

(h)          The Investment Manager will advise the Adviser and, if instructed by the Adviser, the Fund's custodian on a prompt basis each day by electronic telecommunication or facsimile of each confirmed purchase and sale of a portfolio security specifying the name of the issuer, the full description of the security including its class, amount or number of shares of the security purchased or sold, the market price, the commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Trust, the Adviser, the Investment Manager, SEI Investments Mutual Fund Services or any affiliates of such parties act as principal in a securities transaction with the Fund or any other investment company managed by the Adviser unle s s (i) permitted by an exemptive provision, rule or order under the 1940 Act and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(i)           The Investment Manager shall inform the Adviser and the Board on a current basis of changes in investment strategy or tactics or key personnel. It shall also be the duty of the Investment Manager to furnish to the Board such information as may reasonably be necessary for the Board to evaluate this agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 7.

(j)          The Investment Manager represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities.

(k)         The Investment Manager acknowledges and agrees that (i) the names “CNI Charter” and “CNI Charter Funds” are the property of City National Bank, (ii) the name “AHA” is the property of the American Hospital Association, and (iii) the Investment Manager will publicly disseminate information concerning the Fund and the Trust only if such information has been approved in advance by the Trust.

ARTICLE 3

Allocation of Charges and Expenses

3.1          The Investment Manager will bear its own costs of providing services hereunder. Other than as specifically indicated herein the Investment Manager shall not be responsible for the Fund's or the Adviser's expenses, including, without limitation: the day to day expenses related to the operation and maintenance of office space, facilities and equipment; expenses incurred in the organization of the Fund, including legal and accounting expenses and certain costs of registering securities of the Fund under federal securities law and qualifying for sale under state securities laws; any share redemption expenses; expenses of portfolio transactions; shareholder servicing costs; pricing costs; interest on borrowings by the Fund; charges of the custodian and transfer agent, if any; cost of audit i ng services; all taxes and fees; certain insurance premiums; investor services (including allocable personnel and telephone expenses); the cost of paying dividends and capital gains distributions and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Trust.

3.2          The Fund shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

ARTICLE 4

Compensation of the Investment Manager

4.1          For the services to be rendered as provided herein, the Adviser shall pay to the Investment Manager for each month of the Fund’s fiscal year on the last day of each such month a fee based upon the average daily net assets of the Account, as determined pursuant to the Fund’s Registration Statement, at the following annual rate as a percentage of the Account's average daily net assets:

25 basis points (0.25%)

4.2          For the month and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year respectively.

4.3          If the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

4.4          In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Investment Manager nor any officer, director, shareholder or other affiliate of the Investment Manager shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

4.5          The Investment Manager agrees that in all matters relating to the management of the investment of the assets of the Fund, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect as provided to the Investment Manager in accordance with Section 2.1 (c).

ARTICLE 5

Limitations of Liability

5.1       The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under this agreement; provided, that the Investment Manager shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(d) of this agreement. The terms of this Section 5.1 shall survive termination of this agreement.

ARTICLE 6

Books and Records

6.1          In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager shall maintain separate books and detailed records of all matters pertaining to the Fund (the "Fund's Books and Records"), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business. The Investment Manager shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.2          The Investment Manager agrees that all books and records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Investment Manager which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Investment Manager.

6.3          The Investment Manager further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 7

Duration and Termination of this Agreement

7.1          This agreement shall not become effective unless and until the later of the time at which it is approved by the Board, including a majority of Trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of the Fund’s outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates. The agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board, or by the vote of a majority of the Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not pa r ties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.2	Termination.

(a)          This agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund’s outstanding voting securities, or by the Adviser or Investment Manager, on sixty (60) days’ written notice to the other party.

(b)          This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Investment Manager or any officer or director of the Investment Manager has taken any action which results in a breach of the covenants of the Investment Manager set forth herein.

(c)          This agreement shall automatically terminate in the event of its assignment.

ARTICLE 8

Amendments to this Agreement

8.1          This agreement may be amended by the parties only if such amendment is specifically approved by: (i) if required by law the vote of a majority of the Fund’s outstanding voting securities, and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

8.2          Notwithstanding anything herein to the contrary, this agreement may be amended by the parties without the vote or consent of shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Adviser or Investment Manager shall be liable for failing to do so.

ARTICLE 9

Notices

9.1          Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Adviser:

CCM Advisors, LLC.

190 S. LaSalle Street, Suite 2800

Chicago, Illinois 60603

Attn: Timothy Solberg

If to the Investment Manager:

AMBS Investment Counsel, LLC

1241 East Beltline NE, Suite 150

Grand Rapids, MI 49525

Attn: ______________

ARTICLE 10

Miscellaneous Provisions

10.1       Other Relationships. It is understood that the officers, Trustees, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser or Investment Manager as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser or Investment Manager may be interested in the Trust otherwise than as shareholders.

10.2       Definitions of Certain Terms. The terms “assignment,” “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to Shares of the Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Fund or the Trust, as appropriate.

10.3	Applicable Law.

(a)          This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to conflicts of law principles or precedents.

(b)          This agreement shall be subject to the provisions of the Securities Act of 1933, as amended, the 1940 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.4       Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.5       Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6       Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7       Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8       Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9       Compensation of Officers, Trustees and Employees. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as a Trustee, officer or employee of the Fund while at the same time holding a position as a director, officer, partner, member or employee of the Investment Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Investment Manager's staff.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

CCM ADVISORS, LLC

By:
Title:

AMBS INVESTMENT COUNSEL, LLC

(Investment Manager)

By:
Title:

Exhibit C

INVESTMENT MANAGER AGREEMENT

AGREEMENT made as of October 1, 2006 by and between CCM Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Adviser") and SKBA Capital Management, LLC, a company organized under the laws of California (the "Investment Manager"), on behalf of the AHA Diversified Equity Fund (the "Fund "), a series of CNI Charter Funds (the "Trust"):

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares (the “Shares”) in its CNI Charter AHA Diversified Equity Fund series (the “Fund”) registered under the 1940 Act pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”);

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has filed notification filings under all applicable state securities laws;

WHEREAS, the Adviser is employed by the Trust to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of such portion of the assets of the Fund as the Adviser shall from time to time designate (the “Account”), to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the “Board”);

WHEREAS, the Trust and the Adviser desire to retain the Investment Manager to render investment advisory services to the Account; and

WHEREAS, the Investment Manager is willing to provide investment advisory services to the Account, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Adviser and the Investment Manager agree as follows:

ARTICLE 1

Employment of Investment Manager

1.1          The Adviser hereby employs the Investment Manager to manage the investment and reinvestment of the assets of the Account, to the extent requested by and subject to the supervision and control of, the Adviser and the Board for the period and upon the terms herein set forth.

1.2          The Investment Manager accepts such employment and agrees during such period at its own expense to render such services, and to assume the obligations herein set forth for the compensation herein provided.

1.3          The Investment Manager shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust, the Fund or the Adviser. Notwithstanding the foregoing, the Investment Manager shall, for the purposes of this agreement, have authority to act as agent for the Fund, subject to supervision by the Adviser and the Board.

1.4          The services of the Investment Manager herein provided are not to be deemed exclusive and the Investment Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

ARTICLE 2

Duties of Investment Manager

2.1	Investment Management Services.

(a)          Subject to the general supervision of the Board and the Adviser, the Investment Manager shall provide a continuous and discretionary investment program for the Account and determine the composition of the assets of the Account, including determination of the purchase, retention or sale of the securities, cash and other investments for the Account. In performing these duties, the Investment Manager shall:

(i)           perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund as set forth in the Registration Statement;

(ii)          seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iii)        take such steps as are necessary to implement any overall investment strategies approved by the Board for the Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(iv)         regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Account, including furnishing, within 60 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Account as of the end of the quarter;

(v)          maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account;

(vi)         provide such information as is reasonably requested to assist in the determination of the net asset value of the shares of the Fund in accordance with applicable law; and

(vii)      not consult with any other sub-adviser of any other portion of the Fund or any other series of the Trust concerning transactions of the Fund or any other series of the Trust in which (a) the Investment Manager of any of its affiliated persons serves as principal underwriter, or (b) such other sub-adviser or any of its affiliated persons serves as principal underwriter.

(b)         The Investment Manager acknowledges that neither the Adviser nor its employees shall be required to evaluate the merits of investment selections or decisions made by the Investment Manager or be required to approve the selections or decisions, or to confirm their compliance with applicable investment policies and restrictions; these responsibilities being within the duties of the Investment Manager.

(c)      this agreement to furnish the Investment Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Manager will be entitled to rely on all documents furnished by the Adviser.

(d)

(e)        Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Investment Manager may select brokers or dealers with which it, the Adviser or the Fund is affiliated.

(f)       the policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Investment Manager periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Investment Manager in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(g)       to the Adviser.

(h)      s (i) permitted by an exemptive provision, rule or order under the 1940 Act and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(i)           The Investment Manager shall inform the Adviser and the Board on a current basis of changes in investment strategy or tactics or key personnel. It shall also be the duty of the Investment Manager to furnish to the Board such information as may reasonably be necessary for the Board to evaluate this agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 7.

(j)          The Investment Manager represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities.

(k)         The Investment Manager acknowledges and agrees that (i) the names “CNI Charter” and “CNI Charter Funds” are the property of City National Bank, (ii) the name “AHA” is the property of the American Hospital Association, and (iii) the Investment Manager will publicly disseminate information concerning the Fund and the Trust only if such information has been approved in advance by the Trust.

ARTICLE 3

Allocation of Charges and Expenses

3.1       services; all taxes and fees; certain insurance premiums; investor services (including allocable personnel and telephone expenses); the cost of paying dividends and capital gains distributions and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Trust.

3.2          The Fund shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

ARTICLE 4

Compensation of the Investment Manager

4.1          For the services to be rendered as provided herein, the Adviser shall pay to the Investment Manager for each month of the Fund’s fiscal year on the last day of each such month a fee based upon the average daily net assets of the Account, as determined pursuant to the Fund’s Registration Statement, at the following annual rate as a percentage of the Account's average daily net assets:

25 basis points (0.25%)

4.2          For the month and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year respectively.

4.3          If the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

4.4          In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Investment Manager nor any officer, director, shareholder or other affiliate of the Investment Manager shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

4.5          The Investment Manager agrees that in all matters relating to the management of the investment of the assets of the Fund, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect as provided to the Investment Manager in accordance with Section 2.1 (c).

ARTICLE 5

Limitations of Liability

5.1          The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under this agreement; provided, that the Investment Manager shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i)

ARTICLE 6

Books and Records

6.1          In accordance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager shall maintain separate books and detailed records pertaining to the Investment Manager’s provision of investment sub-advisory services to the Fund (the "Fund's Books and Records"), including without limitation the records required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business. The Investment Manager shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the Fund’s Books and Records.

6.2          The Investment Manager agrees that the Fund’s Books and Records which it maintains for the Fund in accordance with Rule 31a-3 under the 1940 Act are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s reasonable request; provided, however, that the Investment Manager may maintain copies of such books and records. All such books and records shall be made available, within five business days of a written request, to the Trust’s independent registered public accounting firm during regular business hours at the Adviser’s offices. The Trust or its authorized representative shall have the right to copy any of the Fund’s Books and Records in the possession of the Investment Manager. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Investment Manager; provided, however, that the Investment Manager may maintain copies of such records.

6.3          The Investment Manager further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, if such disclosure is required by federal or state regulatory authorities, or if such information is already in the public domain.

ARTICLE 7

Duration and Termination of this Agreement

7.1      ies to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.2	Termination.

(a)          This agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund’s outstanding voting securities, or by the Adviser or Investment Manager, on sixty (60) days’ written notice to the other party.

(b)          This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Investment Manager or any officer or director of the Investment Manager has taken any action which results in a breach of the covenants of the Investment Manager set forth herein.

(c)         This agreement shall automatically terminate in the event of its assignment.

ARTICLE 8

Amendments to this Agreement

8.1          This agreement may be amended by the parties only if such amendment is specifically approved by: (i) if required by law the vote of a majority of the Fund’s outstanding voting securities, and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

8.2          Notwithstanding anything herein to the contrary, this agreement may be amended by the parties without the vote or consent of shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Adviser or Investment Manager shall be liable for failing to do so.

ARTICLE 9

Notices

9.1          Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Adviser:

CCM Advisors, LLC.

190 S. LaSalle Street, Suite 2800

Chicago, Illinois 60603

Attn: Timothy Solberg

If to the Investment Manager:

SKBA Capital Management, LLC

44 Montgomery Street, Suite 3500

San Francisco, CA 94104

ARTICLE 10

Miscellaneous Provisions

10.1       Other Relationships. It is understood that the officers, Trustees, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser or Investment Manager as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser or Investment Manager may be interested in the Trust otherwise than as shareholders.

10.2       Definitions of Certain Terms. The terms “assignment,” “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to Shares of the Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Fund or the Trust, as appropriate.

10.3	Applicable Law.

(a)          This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to conflicts of law principles or precedents.

(b)          This agreement shall be subject to the provisions of the Securities Act of 1933, as amended, the 1940 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.4       Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.5       Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6       Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7       Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8       Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9       Compensation of Officers, Trustees and Employees. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as a Trustee, officer or employee of the Fund while at the same time holding a position as a director, officer, partner, member or employee of the Investment Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Investment Manager's staff.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

CCM ADVISORS, LLC

By:
Title:

SKBA CAPITAL MANAGEMENT, LLC

(Investment Manager)

By:
Title:

Exhibit D

AMENDMENT AND ASSIGNMENT OF

CNI CHARTER FUNDS CUSTODY AGREEMENT

THIS AMENDMENT AND ASSIGNMENT dated this 11th day of August, 2006 to the Mutual Fund Custody Agreement (the “Agreement”) dated as of March 23rd, 1999, by and between the CNI Charter Funds (the “Fund”), a Delaware business trust and Wachovia Bank, National Association (formerly First Union National Bank) (“Wachovia”), shall be as follows:

WHEREAS, the Fund and Wachovia have previously entered into the Agreement and Fund has established and/or has an interest in one or more custodial accounts (each an “Account”) with Wachovia pursuant to the terms of the Agreement.

WHEREAS, effective December 30, 2005, Wachovia Corporation sold its institutional custody services business to U.S. Bank National Association (“U.S. Bank”).

WHEREAS, the parties desire to amend the said Agreement to assign the Agreement from Wachovia to U.S. Bank; and

WHEREAS, section 15 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Effective August 11th, 2006, all references to Wachovia Bank, N.A. in the Agreement should be replaced with U.S. Bank, N.A.

U.S. Bank represents that it is a national bank authorized to accept and execute custody arrangements under the authority granted to it by the United States Department of the Treasury, Office of the Comptroller of the Currency. U.S. Bank hereby: (i) confirms it is qualified to establish and maintain the Account(s) and act as custodian to the Fund; (ii) confirms the assignment and its acceptance of the powers, rights, functions, duties and interests as successor to Wachovia under the Agreement; (iii) represents that it is eligible, and satisfies all applicable requirements and qualifications to become successor custodian, and (iv) agrees to perform each of such duties and obligations provided in the Agreement and subject to the provisions currently set forth therein

Except to the extent supplemented hereby, the Agreement shall remain in full force and effect.

1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

CNI CHARTER FUNDS	U.S. BANK, N.A.

By:_/s/ Phil Masterson________________	By:_/s/ Michael McVoy_______________
Name:_ Phil Masterson ________________	Name:_Michael McVoy______________
Title:_Asst. Secretary__________________	Title:_Vice President________________

2

Exhibit E

[LETTERHEAD OF PAUL, HASTINGS, JANOFSKY & WALKER LLP]

March 7, 2007	27244.00010

CNI Charter Funds

400 North Roxbury Drive

Beverly Hills, California 90212

Re:	CNI Charter Funds: Large Cap Growth Fund

Ladies and Gentlemen:

We have acted as counsel to CNI Charter Funds, a Delaware statutory trust (the “Trust”), in connection with its Registration Statement filed on Form N–14 with the Securities and Exchange Commission (the “Registration Statement”) relating to the issuance by the Trust of shares of beneficial interest (the “Shares”) of the Large Cap Growth Fund, a series of the Trust (the “Fund”).

In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion on the following:

(a)          the Trust’s Certificate of Trust (the “Certificate of Trust”) as filed with the Delaware Secretary of State on October 28, 1996, and the amendments thereto filed with the Delaware Secretary of State on February 11, 1998 and April 27, 1999, certified to us by an officer of the Trust as being a true and correct copy of the Certificate of Trust and in effect on the date hereof;

(b)          the Trust’s Agreement and Declaration of Trust dated October 25, 1996 (the “Declaration of Trust”), certified to us by an officer of the Trust as being a true and correct copy of the Declaration of Trust and in effect on the date hereof;

(c)          the Trust’s Bylaws (the “Bylaws”), certified to us by an officer of the Trust as being a true and correct copy of the Bylaws and in effect on the date hereof;

(d)          resolutions of the Trust’s Board of Trustees adopted on December 9, 1999, authorizing the establishment of the Fund and the issuance of the Shares, certified to us by an officer of the Trust as being true and complete and in full force and effect on the date hereof;

CNI Charter Funds

March 7, 2007

(e)          a copy of the Registration Statement as filed with the Securities and Exchange Commission; and

(f)           a certificate of an officer of the Trust as to certain factual matters relevant to this opinion.

Our opinion below is limited to the federal law of the United States of America and the Chapter 38 of Title 12 of the Delaware Code (the “Delaware Statutory Trust Act”). We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of the Delaware Statutory Trust Act and the case law interpreting the Delaware Statutory Trust Act as reported in Delaware Laws Affecting Business Entities (Aspen Publishers, Inc., 2006 Fall Edition). We have not undertaken a review of other Delaware law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the statutory trust law of the State of Delaware as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be sold for consideration at their net asset value on the date of their issuance in accordance with statements in the Registration Statement and in accordance with the Declaration of Trust, (ii) all consideration for the Shares will be actually received by the Fund, and (iii) all applicable securities laws will be complied with, then it is our opinion that, when issued and sold by the Fund, the Shares will be legally issued, fully paid and nonassessable.

This opinion is rendered to the Trust and its shareholders in connection with the Registration Statement on Form N-14 with respect to the Fund and is solely for the benefit of the Trust and its shareholders. This opinion may not be relied upon by the Trust and its shareholders for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise the Trust and its shareholders of any developments in areas covered by this opinion that occur after the date of this opinion.

We hereby consent to (i) the reference of our firm as Legal Counsel in the Registration Statement, and (ii) the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,

/s/ Paul, Hastings, Janofsky & Walker LLP

Exhibit F

DRAFT

[LETTERHEAD OF PAUL, HASTINGS, JANOFSKY & WALKER LLP]

(213) 683-6000

______________, 2007

CNI Charter Funds

400 North Roxbury Drive

Beverly Hills, CA 90210

Re:	Reorganization of:	(1) Technology Growth Fund and (2) Large Cap Growth Equity Fund

Ladies and Gentlemen:

You have requested our opinion with respect to certain federal income tax matters in connection with the reorganization by and between Technology Growth Fund (the “Old Fund”), a series fund of CNI Charter Funds, a Delaware statutory trust (“CNI”), and Large Cap Growth Equity Fund (the “New Fund”), a series fund of CNI. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated _____________, 2007 (the “Reorganization Agreement”), by CNI for itself and on behalf of the Old Fund and by CNI for itself and on behalf of the New Fund, and adopts the applicable defined terms therein.

This letter and the opinion expressed herein are for delivery to CNI and may be relied upon only by CNI and its shareholders. This opinion also may be disclosed by CNI or any of its shareholders in connection with an audit or other administrative proceeding before the Internal Revenue Service (the “Service”) affecting CNI or any of its shareholders or in connection with any judicial proceeding relating to the federal, state or local tax liability of CNI or any of its shareholders. In addition, we hereby consent to the filing of this opinion as an exhibit to the registration statement of CNI on Form N-14 pursuant to the Securities Act of 1933, as amended, in connection with the registration of securities required to be issued by CNI by the Reorganization Agreement.

The opinions rendered herein are issued in accordance with United States Treasury Department Circular 230, revised as of June 20, 2005 (“Circular 230”). This opinion is intended to be a “covered opinion,” as defined in Circular 230.

A.	Assumptions and Representations

For purposes of this opinion we have assumed the truth and accuracy of the following facts:

CNI was duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company under the Investment Company Act of

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1940, as amended (the “1940 Act”), and is validly existing under the laws of Delaware. CNI is registered as an investment company classified as an open-end management company under the 1940 Act.

The New Fund is a series fund of CNI duly established under the laws of the State of Delaware and is validly existing under the laws of that State. The New Fund has an authorized capital of an unlimited number of shares and each outstanding share of the New Fund is fully transferable and has full voting rights.

The Old Fund is a series fund of CNI duly established under the laws of the State of Delaware and is validly existing under the laws of that State. It has an authorized capital of an unlimited number of shares and each outstanding share is fully transferable and has full voting rights.

For what has been represented as valid business purposes, the following transaction (the “Transaction”) will take place in accordance with the laws of the State of Delaware and pursuant to the Reorganization Agreement:

(a)           On the date of the closing (the “Closing Date”), the Old Fund will transfer substantially all of its assets to the New Fund. Solely in exchange therefor, the New Fund will assume all of the liabilities of the Old Fund and deliver to the Old Fund a number of voting shares of the New Fund equal to the net asset value of the shares of the Old Fund.

(b)          The Old Fund will then liquidate and distribute all of the shares received from the New Fund (the “New Shares”) to its shareholders in proportion to their respective interests in the Old Fund in exchange for their shares in the Old Fund.

(c)           The Old Fund will then wind up and dissolve as soon as practicable thereafter, and its legal existence as a series fund of CNI will be terminated.

In rendering the opinion set forth below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

(1)           the Reorganization Agreement and

(2)           such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinion referred to in this letter.

For purposes of rendering the opinion set forth below, we have in addition relied upon the following representations by the New Fund and the Old Fund, as applicable:

(A)          The fair market value of the New Shares received by each shareholder of the Old Fund will be approximately equal to the fair market value of the shares of the Old Fund

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surrendered in the exchange. The shareholders of the Old Fund will receive no consideration other than New Shares in exchange for shares in the Old Fund.

(B)          There is no plan or intention by the New Fund or any person related to the New Fund, as defined in section 1.368-1(e)(3) of the Treasury Regulations, to acquire or redeem any of the shares of the New Fund issued in the Transaction either directly or through any transaction, agreement, or arrangement with any other person; provided, however, that certain redemptions will occur in the ordinary course of the New Fund’s business as an open-end investment company, as required by section 22(e) of the 1940 Act. For this purpose, section 1.368-1(e)(3) of the Treasury Regulations generally provides that two corporations are related if they are members of the same affiliated group (i.e., one or more chains of corporations connected through stock ownership with a common parent corporation where: (i) stock with at least 80% of the total voting power and value of each corporation in the chain is owned directly by one or more of the other corporations in the chain; and (ii) the common parent owns directly stock with at least 80% of the voting power and value of at least one of the corporations in the chain for consolidated return purposes (“Affiliated Group Relationship”) or if one corporation owns stock possessing at least 50% or more of the voting power or value of the other corporation (“Parent-Subsidiary Relationship”)).

(C)          During the five-year period ending on the Closing Date, neither the Old Fund nor any person related to the Old Fund by having a Parent-Subsidiary Relationship will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of the Old Fund with consideration other than shares of the New Fund or the Old Fund or (ii) redeemed or made distributions with respect to the Old Fund shares; provided, however, that certain redemptions have occurred in the ordinary course of the Old Fund’s business as an open-end investment company as required by section 22(e) of the 1940 Act and were made in the ordinary course of the Old Fund’s business as a qualified regulated investment company.

(D)         Prior to the Transaction, neither the New Fund nor any person related to the New Fund (i.e., having either an Affiliated Group Relationship or a Parent-Subsidiary Relationship with the New Fund) will have owned shares of the Old Fund.

(E)          The aggregate value of the acquisitions, redemptions, and distributions discussed in paragraphs (B) and (C) above will not exceed 50% of the value (without giving effect to the acquisitions, redemptions, and distributions made in the ordinary course of the New Fund’s business as an open-end investment company as required by the 1940 Act) of the proprietary interest in the Old Fund on the effective date of the Transaction.

(F)          The New Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Old Fund immediately prior to the Transaction. For purposes of this representation, amounts, if

CNI Charter Funds	DRAFT

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any, used by the Old Fund to pay its reorganization expenses, amounts paid by the Old Fund to shareholders who receive cash or other property (including any payments to dissenters), and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Old Fund’s business as an investment company) made by the Old Fund immediately preceding the transfer have been included as assets of the Old Fund held immediately prior to the Transaction.

(G)         On the Closing Date and at all times prior to the Closing Date, the New Fund did not have and has not had any plan or intention to sell or otherwise dispose of any of the assets of the Old Fund acquired in the Transaction, except for dispositions (i) made in the ordinary course of its business as a series of a qualified regulated investment company and (ii) the proceeds of which were used in accordance with the New Fund’s investment objectives.

(H)         The New Fund has no plan or intention to reacquire any of its shares issued in the Transaction, except for acquisitions made in the ordinary course of its business as a series of an investment company pursuant to the provisions of section 22(e) of the 1940 Act.

(I)           In pursuance of the Reorganization Agreement, the Old Fund will distribute as soon as practicable the shares of the New Fund they receive in the Transaction.

(J)           The stated liabilities of the Old Fund assumed by the New Fund plus the liabilities to which the assets are subject were incurred by the Old Fund in the ordinary course of its business and are associated with the assets transferred.

(K)         The fair market value of the assets of the Old Fund transferred to the New Fund will equal or exceed the sum of the liabilities assumed by the New Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

(L)          The total adjusted bases of the assets of the Old Fund transferred to the New Fund will equal or exceed the sum of the stated liabilities to be assumed by the New Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

(M)         Following the Transaction, the New Fund will continue the historic business of the Old Fund or use a significant portion of the Old Fund’s historic business assets in a business.

(N)         There is no intercorporate indebtedness existing between the Old Fund and the New Fund that was issued, acquired, or will be settled at a discount.

(O)         The Old Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure or similar proceeding in a federal or state court.

CNI Charter Funds	DRAFT

______________, 2007

(P)          The investment adviser to the Old Fund will pay or assume only those expenses of the New Fund, the Old Fund and the shareholders of the Old Fund that are solely and directly related to the transaction in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187 (such as legal and accounting expenses, appraisal fees, administrative costs, security underwriting and registration fees and expenses, and transfer agents’ fees and expenses). Otherwise, the New Fund, the Old Fund and the shareholders of the Old Fund will pay their respective expenses, if any, incurred in connection with the Transaction.

(Q)         The Old Fund and the New Fund each meet the requirements of a regulated investment company set forth in Code Section 368(a)(2)(F).

(R)          The Old Fund and the New Fund have each elected to be taxed as a “regulated investment company” (“RIC”) under Code Section 851 and, for all of the taxable periods (including the last short taxable period ending on the date of the Transaction for the Old Fund), have qualified for the special tax treatment afforded regulated investment companies under the Code.

(S)           No cash is being transferred to the shareholders of the Old Fund in lieu of fractional shares of the New Fund.

(T)          Following the Transaction, the Old Fund, the New Fund, and, to the best knowledge of the management of the Old Fund, the shareholders of the Old Fund, will comply with the information reporting, record retention and return filing requirements set forth in section 1.368-3 of the Treasury Regulations.

(U)          There are no dissenters’ rights in the Transaction.

(V)          Neither the Old Fund nor one or more of its shareholders, or any combination thereof, will control (within the meaning of Code Section 368(a)(2)(H), which provides that control means ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares) the New Fund immediately after the transfer.

(W)         To the best knowledge of the management of the Old Fund, there is no plan or intention by the shareholders of the Old Fund who own five percent (5%) or more of the Old Fund shares to sell, exchange, or otherwise dispose of a number of shares of the New Fund received in the Transaction that would reduce the Old Fund shareholders’ ownership of the New Fund shares to a number of shares having a value, as of the date of the Transaction, of less than 50% of the value of all the formerly outstanding shares of the Old Fund as of the same date. For purposes of this representation, shares of the Old Fund exchanged for cash or other property will be treated as outstanding shares of the Old Fund on the date of the Transaction. Additionally, shares of the Old Fund and

CNI Charter Funds	DRAFT

______________, 2007

shares of the New Fund held by the Old Fund’s shareholders and otherwise sold, redeemed or disposed of prior to or subsequent to the Transaction will be treated as outstanding shares of the Old Fund on the date of the Transaction.

B.	Characterization as a Reorganization

Code Section 354(a) provides that stockholders of a corporation that is a party to a “reorganization” will not recognize gain or loss on the exchange, in pursuance of the plan of reorganization, of their shares for shares in another corporation that is also a party to the reorganization. Pursuant to Code Section 358(a)(1), the basis of the shares of the acquiring corporation to the shareholders of the target will be the same as the basis of such shareholders in their shares of target’s stock, decreased by any money or boot received in the exchange, and increased by any gain recognized on the exchange. Pursuant to Code Section 1223(1), a shareholder’s holding period in target stock surrendered is tacked to the holding period of such shareholder in the stock of an acquiring corporation.

Code Section 361(a) provides that a corporation that is a party to a reorganization will not recognize gain or loss if it exchanges property for stock in another corporation that is also a party to the reorganization. Pursuant to Code Section 362(b), the basis of property acquired by a corporation in a reorganization, shall be the same as it would be in the hands of the transferor, increased by any gain recognized. Pursuant to Code Section 1223(2), if a taxpayer receives carryover basis with respect to acquired property, such taxpayer shall also inherit the holding period of the transferor. Code Section 381 generally provides that in reorganizations where Code Section 361 applies, the acquiring corporation will succeed to certain tax attributes of the transferor.

A “reorganization” for this purpose is defined in Code Section 368(a). In particular, Code Section 368(a)(1)(C), the so-called “C reorganization,” includes in the definition of a reorganization an “acquisition by one corporation, in exchange solely for all or a part of its voting stock... of substantially all of the properties of another corporation, but in determining whether the exchange is solely for stock the assumption by the acquiring corporation of a liability of the other shall be disregarded.” As a result of the Transaction, the New Fund will acquire substantially all of the assets of the Old Fund in exchange for shares of the New Fund and will assume the liabilities of the Old Fund.

Code Section 368(a)(2)(F) provides that a transaction involving an investment company will not be considered a reorganization unless the investment company is a RIC, a real estate investment trust, or certain other investment corporations. Each Old Fund and the New Fund has elected to be taxed as a RIC.

Code Section 368(a)(2)(G) requires that the acquired corporation in a C reorganization must distribute the stock, securities and other property it receives in pursuance of the plan

CNI Charter Funds	DRAFT

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of reorganization. The Old Fund will be distributing to its shareholders all the shares of the New Fund received in the Transaction, after which the Old Fund will liquidate.

Treasury Regulations Section 1.368-1(b) provides that, in general, continuity of business enterprise and continuity of interest are required for a reorganization. The New Fund intends to continue the business of the Old Fund as a regulated investment company, and there is no intention that the shareholders of the Old Fund will dispose of their interests other than in the ordinary course of business of the New Fund as an open-end investment company.

As a further qualification for all forms of reorganization, Treasury Regulations Section 1.368-1(c) provides generally that a scheme, device or plan that has no business or corporate purpose is not a plan of reorganization and thus will not qualify as a reorganization for purposes of Code Sections 354 and 361. The purpose and effect of the Transaction is to take advantage of various economies of scale and allow the funds to operate more efficiently. Management thus anticipates that the Transaction will provide long-term benefits to the shareholders of the Old Fund.

Based on the above, it is our opinion that the Transaction will constitute a “reorganization” within the meaning of Code Section 368(a)(1)(C) and thus the federal tax consequences of a reorganization described above should flow to the New Fund and to the shareholders of the Old Fund.

C.	Overall Conclusion

Our opinion set forth in this letter is based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the Transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that the Old Fund distribute the shares of the New Fund received in the Transaction as soon as practicable, we are of the opinion that:

(a)           The transfer of substantially all of the Old Fund’s assets to the New Fund in exchange for the New Shares and the assumption of the Old Fund’s stated liabilities, and the distribution of the New Shares to the Old Fund shareholders in liquidation of the Old Fund, will constitute a “reorganization” (the “Reorganization”) within the meaning of Code Section 368(a), and the New Fund and the Old Fund each are a “party to a reorganization” within the meaning of Code Section 368(b);

(b)          No gain or loss will be recognized by the New Fund upon the receipt of the assets of the Old Fund solely in exchange for the New Shares and the assumption of the stated liabilities of the Old Fund, if any;

CNI Charter Funds	DRAFT

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(c)           No gain or loss will be recognized by the Old Fund upon the transfer of its assets to, and the assumption of its stated liabilities by, the New Fund in exchange for the New Shares and the assumption by the New Fund of the Old Fund’s stated liabilities;

(d)          No gain or loss will be recognized by any shareholder of the Old Fund upon the exchange of its Old Fund shares for the New Shares;

(e)           The tax basis of each of the assets of the Old Fund transferred to the New Fund will be the same as the tax basis of each such asset to the Old Fund immediately prior to the Reorganization;

(f)           The adjusted tax basis of the New Shares received by each Old Fund shareholder pursuant to the Reorganization will be the same as the adjusted tax basis of the Old Fund shares held by that shareholder immediately prior to the Reorganization;

(g)           The holding period of the each of the assets of the Old Fund acquired by the New Fund will include the period during which such asset was held by the Old Fund; and

(h)          The holding period of the New Shares to be received by each Old Fund shareholder will include the period during which the Old Fund shares exchanged therefor were held by such shareholder, provided that such Old Fund shares were held as capital assets on the date of the Reorganization.

The opinion set forth above represents our conclusions as to the application of federal income tax law existing as of the date of this letter to the Transaction described above, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming that would require modifications or revocations of our opinion expressed herein. Moreover, there can be no assurance that positions contrary to our opinion will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinion. Further, the opinion set forth above represents our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinion referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we

CNI Charter Funds	DRAFT

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have not undertaken an independent investigation of the facts referred to in this letter.

We express no opinion as to any federal income tax issue or other matter except those set forth above.

Very truly yours,

Exhibit G

Wachovia Bank, N.A.

Securities Lending

Agency Agreement

With

CNI Charter Funds

Securities Lending Agency Agreement

This Securities Lending Agency Agreement (the “Agreement”) dated as of October 1, 2005 sets forth the terms and conditions between CNI Charter Funds, on behalf of its series listed on Attachment E (in such capacity, the “Lender”) and Wachovia Bank, National Association (the “Agent”), concerning the lending by the Agent, solely as agent for the Lender and not in its individual capacity, of securities held by the Agent for the Lender in the custody account established pursuant to the Custody Agreement, as amended by this Agreement (the securities held in such custody account from time to time are hereafter referred to collectively as the “Available Securities”), to certain banks, securities brokers and dealers as provided herein. This Agreement shall apply to each such loan of securities, hereinafter referred to individually as a “Loan.” Other capitalized terms used herein have the respective meanings specified in section 14. The Agent shall administer any Loans subject to the following terms and conditions:

1.             Appointment / Selection of Borrowers. The Lender hereby authorizes and appoints the Agent, as agent for the Lender to lend Available Securities of the Lender in accordance with the provisions hereof. The Agent is hereby authorized and agrees to make Loans pursuant to this Agreement only to such banks, securities brokers and dealers (collectively, the “Borrowers”) as have been approved by the Lender. Attached hereto, as Attachment A is a list of the Borrowers, each of which has been approved by the Lender as of the date hereof. In addition, the Lender may authorize or direct the Agent to make Loans to additional organizations and entities selected from time to time by Lender as to which Agent has entered into or will enter into a Master SLA (as defined below), which, upon the Lender’s approval, shall be added to Attachment A and become Borrowers until further notice from the Lender. Subject to the Lender’s approval, Attachment A may also be amended by Agent from time to time to add or delete Borrowers and Agent will notify Lender of each such proposed change provided that the Agent shall not make any Loan of the Lender’s securities to any proposed Borrower not previously disclosed to the Lender except after not less than 10 days prior written notice thereof to the Lender. With respect to a deleted Borrower, such change shall be effective immediately upon notification to Lender to such effect. With respect to a proposed additional borrower, unless Lender notifies Agent, within ten days of the giving by Agent of notice of the proposed additional borrower(s), of Lender’s disapproval of any such additional borrower(s), Lender agrees that Attachment A shall be deemed amended to add the name(s) of such borrower(s).

At any time the Lender may direct the Agent to cease lending Available Securities to any Borrower in which event such Borrower shall be deleted from Attachment A and shall cease to be a Borrower until further notice from the Lender.

2.             Master Securities Loan Agreement. Loans to any Borrowers shall be made only pursuant to a Master Securities Loan Agreement (“Master SLA”) in substantially the form attached hereto as Attachment C. The Lender specifically approves such form of agreement and agrees to promptly furnish to Agent Lender’s financial statements to enable Agent to comply with any request therefor by Borrower in connection with any Master SLA. The Lender understands and agrees that the Agent may revise in a manner not inconsistent with the provisions of this Agreement, without notice to the Lender, the terms of any Master SLA with any Borrower as the Agent deems necessary or appropriate, in its discretion, for the effectuation of any transaction contemplated hereby or thereby.

The Lender hereby represents that (a) Available Securities are free and clear of any lien, charge or encumbrance except as otherwise created hereunder, and (b) the Lender and any third party having power to dispose of such Available Securities has no present intention to sell such Available Securities. The Lender shall (a) promptly notify the Agent of any change in the availability of such Available Securities for lending, (b) in the event of the sale of any such Available Securities, give notice thereof to the Agent no later than the trade date of such sale, and (c) upon Lender’s, or a person’s or persons’ authorized to act on behalf of Lender, receipt of a notice of buy-in such notice will be immediately electronically transmitted to Agent for retransmission to Borrower and, if such buy-in is executed, Lender or person or persons authorized to act on behalf of Lender will communicate to Agent no later than 3:45 PM Eastern Standard time on day of execution the pertinent information regarding such buy-in. The Lender acknowledges that, under the applicable Master SLA, Borrowers will not be required to return loaned securities immediately upon receipt of notice from Agent terminating the applicable loan, but instead will be required to return such loaned securities within the standard settlement period for such securities. Upon receiving a notice from the Lender or person or persons authorized to act on behalf of Lender that Available Securities which have been lent to a Borrower should no longer be considered Available Securities (whether because of the sale of such securities or otherwise), the Agent shall use its best efforts to notify promptly thereafter the Borrower which has borrowed such securities that the loan of securities is terminated and that such securities are to be returned within the standard settlement period for such securities or five (5) business days, whichever is less.

3.             Initial Collateral for Loans. As security for each Loan, the Agent shall, on or prior to delivery of the Available Securities to be loaned, receive Collateral (as defined and permitted by the applicable Master SLA) from the Borrower consisting of (a) cash, (b) US government and US government agency securities, (c) irrevocable letters of credit (individually, a “Letter of Credit”), or (d) such other forms as the Agent and the Lender may from time to time agree in writing in each case of a character and in an amount equal to no less 102% of the market value of the securities loaned in the case of securities of U.S. issuers and 105% of the market value of the securities Loaned in the case of securities of Non-US issuers. The Lender may, by prior notice to the Agent, direct the Agent to accept only certain of the foregoing types of Collateral in respect of Loans made on behalf of the Lender.

4.	Marking to Market.

4.1.         The Agent shall compute, pursuant to the applicable Master SLA, daily the Market Value (as defined in the applicable Master SLA) of all Loaned Securities with respect to each Borrower. If at the close of business on any day, the Market Value of the Collateral held in aggregate for any Borrower, is less than 101.0% of the aggregate Market Value of the Loaned Securities, then the Agent shall demand that such Borrower deliver to the Lender’s collateral account, additional Collateral (by delivery of additional cash or securities) in an amount that will bring the aggregate Borrower’s collateral to 102%, or 105% in the case of foreign securities, of the aggregate Market Value of the Loaned Securities.

4.2.         If, under the Master SLA between the Agent and a Borrower, the market value of the Collateral received with respect to any Loan to such Borrower exceeds the Contract Value of the Loaned Securities with respect to such Loan by an amount sufficient under the Master SLA to permit the Borrower to request an adjustment to the amount of Collateral for such Loan, the Agent is authorized to make such an adjustment (by the return of a portion of the cash or securities or acceptance of an amendment to or substitution for the Letter of Credit previously delivered by such Borrower in respect of Loans), as provided in such Master SLA.

5.	Distributions, Loan Premiums, etc.

5.1.         The Agent shall collect and hold (pursuant to the Lender’s instructions) as and when payable by each Borrower amounts equivalent to all Distributions made in respect of Loaned Securities during the term of Loans made to such Borrower.

5.2.         Loaned Securities may be transferred into the names of others and the Lender hereby waives on behalf of itself and each person with an interest, beneficial or otherwise, in the Loaned Securities any right to vote the Loaned Securities prior to the termination of the Loan with respect to such Loaned Securities and the right to participate in any dividend reinvestment program attendant to such Loaned Securities during the term of any Loan.

5.3.         The Lender understands and agrees that the identity of Lender shall be disclosed by Agent to a Borrower.

5.4.         Provided there is no default by the Borrower, the Agent is authorized to return to Borrowers all interest and other Distributions on Collateral consisting of securities, if any, as provided in the relevant Master SLAs.

6.	Investment of Cash; Maintenance of Collateral Securities.

6.1.         The Lender authorizes Agent to invest, on Lender’s behalf, cash Collateral received in respect of any Loan, subject to an obligation, upon the termination of the Loan, to return to the Borrower the amount of cash initially pledged (as adjusted for any interim marks-to-market). Unless otherwise agreed, the Lender hereby authorizes and directs the Agent to maintain cash Collateral in a joint investment account maintained by the Agent for the benefit of lenders and to invest such cash Collateral on behalf of the Lender in accordance with the investment guidelines outlined in Attachment B

6.2.         If the cash Collateral is maintained in a joint investment account, as described in Section 6.1, Lender understands and agrees that Lender will receive an identifiable interest in each instrument held in such joint account that is equivalent to the pro rata share of Lender’s cash Collateral held in the joint account. Lender further understands and agrees that Lender will have the right to proceed on its own behalf directly against the issuer of any instrument held in such joint investment account in the event of a default thereon and that Agent shall have no right or obligation to enforce any rights with regard to such instrument unless Lender appoints Agent as Lender’s agent for the purpose of exercising such rights.

6.3.         The interest of Lender in each instrument held in the joint investment account shall be assignable, subject to eligibility restrictions established by Agent. In addition,

such interests shall entitle Lender (a) to participate in any voting rights conferred under the terms of the instrument and (b) to receive reports (if any) distributed by the issuer and confirmations pertaining to the instrument issued by the issuer of such instrument, provided that the rights set forth in subsections (a) and (b) of this Section 6.3 shall be in proportion to Lender’s pro rata interest in such instrument as provided in Section 6.2.

6.4.         Lender, in its reasonable discretion, may direct that Agent not invest the cash Collateral held in the joint investment account in a particular instrument or class of instruments or may request such other reasonable investment limitations as Lender reasonably requires.

6.5.         Any losses (including any loss of principal) from investing and reinvesting any cash Collateral in accordance with the provisions hereof shall be at the Lender’s risk and for the Lender’s account. To the extent that earnings on invested cash collateral are insufficient to pay the amount of any rebate payable to a Borrower in respect of any Loan or any investment losses reduce the principal amount of cash below the amount required to be returned to the Borrower upon the termination of any Loan made on the Lender’s behalf (after giving effect to any rebate due Borrower), the Lender will, on demand of the Agent, immediately pay to the Agent (for transmission to such Borrower) an equivalent amount in cash. The Lender acknowledges and agrees that, in respect of any Loan entered into on the Lender’s behalf, the Agent may at its option advance its own funds to pay any such rebate or other fees or amounts due Borrower to the extent permitted by applicable law. If the Agent makes any such advance, or if the Lender does not pay to the Agent when due the applicable revenue sharing or fees pursuant to section 10 of this Agreement, the Lender will be liable to the Agent until payment in full of such liability, at a rate per annum (computed daily on the amount of the outstanding liability) equal to 2% above the prime rate of interest of Wachovia Bank, National Association as announced at its principal office in Charlotte, North Carolina from time to time. As security for any and all obligations of the Lender to the Agent arising hereunder or under any Master SLA or Loan effected on the Lender’s behalf at any time and from time to time, the Lender hereby assigns and grants to the Agent a security interest in, and hereby pledges, all of its right, title and interest in, to and under the Custody Account and all cash and securities standing to the credit thereof from time to time, and proceeds thereof.

6.6.         Unless otherwise agreed, the Agent will hold for the Lender, for safekeeping, all Collateral consisting of cash and securities received from Borrowers in respect of Loaned Securities either (a) at its own facilities, (b) with a Federal Reserve Bank, the Depository Trust Company or any other depository or clearing corporation of which the Agent is a participant or (c) with a bank sub-custodian approved by the Agent.

6.7.         The Agent is authorized to accept substitute Collateral of any type as is permitted hereunder during the term of any Loan so long as the Contract Value in respect of such Loan continues to be satisfied after such substitution.

7.             Termination of Securities Loan. The Lender shall have the right to direct the Agent (a) to terminate any Loan with any Borrower at any time and (b) to cease, either temporarily or indefinitely, entering into any new Loans with such Borrowers as from time to time the Lender may designate. The Agent is also authorized in its discretion to terminate, on the Lender’s behalf, any Loan entered into with a Borrower without prior notice to the Lender, subject to the conditions of the relevant Master SLA. In the event of the termination of a Loan under any provision of the Master SLA between a Borrower and the Agent (whether or not as a result of the direction of the Lender), the Agent shall (subject to section 12 of this Agreement) receive the Loaned Securities in respect of such Loan and all Distributions thereon delivered by such Borrower as a result of such termination within the standard settlement period for such Loaned Securities, and, in connection with such termination, is authorized to return to such Borrower any Collateral in respect of such Loan, and in the case of Collateral consisting of securities, all Distributions thereon not previously returned to Borrower, to the extent provided in such Master SLA.

8.             Reports. The Agent shall provide the Lender with (a) monthly statements (i) describing all Loans entered into pursuant to this Agreement during such month, including the names of the Borrowers, the Loaned Securities, the Collateral held by the Agent therefor, and the amount of the loan premiums received and the loan rebates paid by the Agent, (ii) stating with respect to such month the amount of any return on cash Collateral invested by the Agent pursuant to section 6 of this Agreement, and (iii) setting forth with respect to such month the amount of the Agent’s share of revenues hereunder, and (b) such other information or documentation with respect to Loans entered into hereunder as may be reasonably requested by the Lender from time to time.

9.             Loan Premiums; Loan Rebates. The Agent shall have sole responsibility for negotiating the amount and terms to the extent not otherwise specified in the Master SLA of (a) all loan premiums to be paid by Borrowers in respect of Loans secured by securities Collateral or a Letter of Credit and (b) all loan rebates to be paid by the Agent on behalf of the Lender to Borrowers in respect of Loans secured by cash Collateral The Agent is authorized to pay any such rebates when and as due to such Borrowers, to the extent of available funds therefor.

10.          Revenue Sharing. The Lender and Agent shall share in the net securities lending revenues generated under this Agreement in the amounts agreed upon from time to time in writing signed by the Lender and the Agent. For purposes hereof “net securities lending revenues” shall mean (a)(i) all loan premium fees derived from Agent’s acceptance of non-cash Collateral; plus (ii) all gains, income and earnings from the investment and reinvestment of the Fund’s cash Collateral; minus (b) broker rebate fees paid by the Agent to the Borrower. See Attachment D.

11.	Representation and Warranties.
11.1.	The Agent represents and warrants that:

(a)           The Agent has full legal right, power and authority to execute, deliver and perform this Agreement;

(b)           No contractual or legal obligation exists which would prohibit the Agent from carrying out the transactions contemplated hereby;

(c)          This Agreement has been duly authorized by all necessary corporate action on the part of the Agent and has been duly executed and delivered by one of the duly authorized officers of the Agent; and

(d)           The execution and delivery of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the charter or by-laws of the Agent or of any agreement or other instrument, law or judgment applicable to the Agent.

11.2.	The Lender represents and warrants that:

(a)           The Lender has full legal right, power and authority to execute, deliver and perform this Agreement;

(b)           No contractual or legal obligation exists which would prohibit the Lender from carrying out the transactions contemplated hereby or the lending of securities hereunder or investment of cash Collateral pursuant hereto;

(c)           This Agreement has been duly authorized by all necessary executive, legislative, governmental and administrative action on the part of the Lender and has been duly executed and delivered by a duly authorized representative of the Lender; and

(d)           The execution and delivery of this Agreement and the performance of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute a default or violation under or violate any law, ordinance, decree or judgment applicable to the Lender or any person having an interest in Available Securities hereunder or any agreement or instrument to which either is a party or by which it is bound.

(e)           The Available Securities are owned by the Lender free and clear of any lien, charge or encumbrance.

12.	Agent’s Obligations

12.1.      If the Borrower in respect of any loan made pursuant hereto and pursuant to the relevant securities borrowing agreement (“Master SLA”) fails to return loaned securities because it is the subject of a bankruptcy, insolvency, reorganization, liquidation, receivership, conservatorship or similar event (collectively, “Bankruptcy Event”), then Agent shall, at its expense (subject to the succeeding paragraph hereof and to the Lender’s Liability for principal losses pursuant to Section 6 of the Agreement) and within 1 business day of the Bankruptcy Event as determined by Agent (the “Indemnity Triggering Date”), credit Lender’s account in United States dollars with the difference (where a positive number) (“Indemnifiable Amount”) between (A) the market value of such loaned securities on the Indemnity Triggering Date (including, in the case of debt securities, accrued, but unpaid interest and, in the case of equity securities, dividends or distributions declared but not paid or remitted to Lender) and (B) the market value of the related collateral which shall be (i) in the case of loans collateralized solely by cash collateral, the greater of the market value of the cash collateral on the date of initial pledge as adjusted for any subsequent marks-to-market to the Indemnity Triggering Date and the market value of the proceeds of cash collateral investments on the Indemnity Triggering Date, (ii) in the case of loans collateralized solely by securities collateral, the greater of the market value of such collateral on the business day immediately preceding the Indemnity Triggering Date and on the Indemnity Triggering Date, and (iii) in the case of loans collateralized solely by letters of credit, the respective available undrawn amounts on the Indemnity Triggering Date. Where a loan is collateralized by more than one type of collateral, the aggregate market value of collateral securing such loan (for the purpose of computing the Indemnifiable Amount) shall be the sum of the market values for each relevant type of collateral. Market value shall be determined by Agent, where applicable, by utilizing recognized pricing services or dealer price quotations.

In lieu of paying Lender the Indemnifiable Amount as provided above, Agent may, at its sole option and expense, purchase for Lender’s account (“Buy-In”) on the Indemnity Triggering Date for settlement in the normal course replacement securities of the same issue, type, class, and series as that of the loaned securities, provided, however, that if Agent effects a Buy-In, Lender agrees that, to the extent of such Buy-In, Agent shall be subrogated to, and Lender shall assign and be deemed to have assigned to Agent, all of Lender’s rights in, to and against the Borrower (and any guarantor thereof) in respect of such loan, any collateral pledged by the borrower in respect of such loan (including any letters of credit and the issuers thereof), and all proceeds of such collateral. In the event that Lender receives or is credited with any payment, benefit or value from or on behalf of the Borrower in respect of rights to which Agent is subrogated as provided herein, Lender shall promptly remit or pay to Agent the same (or, where applicable, its United States dollar equivalent).

12.2.      The Agent shall not be liable to the Lender or any third party for any loss occasioned by reason of action taken or omitted to be taken by the Agent hereunder or in connection herewith, except insofar as such loss is occasioned by the Agent’s negligence or willful misconduct The Lender agrees to reimburse the Agent for all losses, damages, taxes (other than income taxes on any fee paid to the Agent pursuant to section 10 and costs and expenses (including, without limitation, costs incurred as a result of proceeding against any Collateral upon a default by a Borrower and all amounts paid in the settlement of claims or satisfaction of judgments and legal fees) which may arise out of (i) any action taken by the Agent pursuant to this Agreement or otherwise upon the instructions of the Lender (except insofar as such losses, damages, taxes and expenses are incurred as a result of the Agent’s negligence or willful misconduct) or (ii) the failure by the Lender to fulfill the terms of any Loan or any agreement relating thereto, including this Agreement and any Master SLA, including without limitation, a failure by the Lender to give timely notification to Agent of any sale or change in availability of Available Securities as required by Section 2 of this Agreement.

12.3.      In order to be able to carry out Loans hereunder, the Agent is authorized to deposit Available Securities with a Federal Reserve Bank, the Depository Trust Company or any other depository or clearing corporation of which the Agent is a participant or with a bank sub-custodian approved by the Agent. The Agent shall not be liable to the Lender or any third party as a result of any act or failure to act by any Federal Reserve Bank, the Depository Trust Company or any depository or clearing corporation or sub-custodian, or the employees or agents of any of the foregoing, so long as the Agent exercised reasonable care in the selection thereof.

12.4.      Subject to the approval of the Lender, the Agent may, from time to time appoint one or more persons to act as its sub-agent hereunder or with respect to the loan of securities held in the custody account established pursuant to the Custody Agreement, and the Lender hereby approves any such appointment. Any reference to the Agent shall deem to mean and include, any sub-agent appointed by Wachovia Bank, National Association and approved by Lender- Agent shall have the right, in its discretion, to terminate any appointment of a sub-agent or to modify the terms of any such appointment without notice to the Lender.

13.          Agent’s Outside Activities. The Lender understands that (a) through the Agent’s commercial lending, trust or other departments, the Agent may be a creditor of Borrowers for its own account and (b) all requests for Loans from Borrowers will be allotted by the Agent among all of its customers in a manner which in the judgment of the Agent shall be fair and equitable. The Agent shall furnish to the Lender upon request a description of its method for allocating Loans in accordance with the foregoing clause (b), as then in effect.

14.	Definitions.

Custody Agreement: the Custody Agreement between the Lender and the Agent, dated March 23, 1999.

Distribution: with respect to any Loaned Securities, or Collateral consisting of securities, any interest, dividend or other payment or distribution of cash, securities or other property including any option, warrant, right, privilege or other security of any kind distributed with respect thereto or in exchange therefor.

Loaned Securities: with respect to any Borrower, the aggregate of the following (unless otherwise provided in the Master SLA):

(a)           all securities which the Agent shall deliver to such Borrower pursuant to a Loan;

(b)           all securities distributed with respect to or in exchange for any Loaned Securities, including securities distributed as a result of any stock split or stock dividend;

(c)           all securities received in exchange for Loaned Securities in connection with (i) a merger in which the issuer of such Loaned Securities is not the surviving corporation or (ii) a sale of substantially all the assets of such issuer; and

(d)           all securities for which Loaned Securities are exchanged in connection with any recapitalization of the issuer of such Loaned Securities.

15.          ERISA. Where the Lender is a plan subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Lender agrees to promptly notify the Agent if at any time:

(a)           any potential borrower which is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), a broker-dealer exempted from registration under Section 15(a)(1) of the 1934 Act as a dealer of exempted U.S. Government securities, or a bank (or any of such potential borrower’s affiliates, as defined in Department of Labor Prohibited Transaction Exemption 81-6) has discretionary authority or control with respect to the investment of any Available Securities, or renders investment advice (within the meaning of 29 CFR § 2510.3-21(c)) with respect to any Available Securities, or

(b)           any potential borrower not described in clause (a) above is a party-in-interest with respect to the Lender (within the meaning of § 3(14) of ERISA) or a disqualified person with respect to the Lender (within the meaning of § 4975(e) (2) of the Internal Revenue Code of 1986, as amended).

If the Lender provides such notice, the Agent shall take appropriate action to prevent the Lender from engaging in a loan of securities that would constitute a prohibited transaction (as described in Section 406 of ERISA) with any potential borrower so identified by the Lender. The Agent shall be entitled to rely conclusively upon such notice from the Lender.

16.          Tax Considerations. The Lender acknowledges that any payment of distributions from a Borrower to the Lender are in substitution for the interest or dividend accrued or paid in respect of Loaned Securities and that the tax treatment of such payment may differ from the tax treatment of such interest or dividend. The Lender acknowledges that it has made its own assessment and evaluation of the tax consequences to it of any Loan permitted to be effected hereunder.

17.	The parties acknowledge that:

THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE LENDER WITH RESPECT TO THE SECURITIES LOAN TRANSACTION AND THAT, THEREFORE, THE COLLATERAL DELIVERED BY THE BROKER OR DEALER, AS BORROWER. TO THE LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF THE BROKER’S OR DEALER’S OBLIGATION IN THE EVENT THE BROKER OR DEALER FAILS TO RETURN THE SECURITIES.

18.          Execution of Documents. The Lender hereby authorizes and empowers the Agent to execute in the Lender’s name and on its behalf and at its risk all agreements and documents as may be necessary or appropriate in the judgment of the Agent to carry out the purposes of this Agreement. The Agent is authorized to supply any information regarding the Lender and any Loan effected pursuant hereto which is required by applicable law.

19.          Termination. This Agreement may be terminated at the option of either party upon no less than 30 days’ prior written notice of termination to the other party. Concurrent with the termination date of this Agreement, no further Loans will be made and unless otherwise directed in writing by the Lender, the Agent shall terminate any Loans which remain outstanding in accordance with the Master SLA’s applicable to such Loans. The provisions hereof shall continue in full force and effect in all other respects until all Loans have been terminated and all obligations satisfied as herein provided.

20.          Notices. All notices, demands and other communications hereunder shall be in writing and delivered or transmitted (as the case may be) by registered mail, facsimile, telex or courier, or be effected by telephone promptly confirmed in writing and delivered or transmitted as aforesaid, to the intended recipient as set forth below. Notices shall be effective upon receipt.

(a) if to the Lender, at	(b) if to the Agent, at

Eric Kleinschmidt CNI Charter Funds c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Tel: (610) 676-3426 Fax: (484) 676-3426 ekleinschmidt@seic.com	Alba M. Suarez Wachovia Bank, National Association Securities Lending Division PA 4944 123 South Broad Street Philadelphia, PA 19109 Tel: 215-670-4521 Fax: 215-670-4798 alba.suarez@wachovia.com or to such other addresses as either of the parties shall have furnished to the other in writing.

21.          Custody Agreement. Insofar as the terms of the Custody Agreement are inconsistent with, or require written instructions or a separate written agreement to permit performance of, this Agreement, such terms shall be deemed amended, such instructions given and such agreement entered into by the parties hereunder, to the extent necessary to permit the performance of this Agreement in accordance with its terms in connection with the transactions contemplated hereby. As so amended by the preceding sentence, the Custody Agreement is ratified and confirmed to be in full force and effect. All terms and conditions of the Custody Agreement consistent with this Agreement are hereby ratified and confirmed to be in full force and effect in this Agreement.

22.          Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties and supersedes any other agreement between the parties concerning securities lending. This Agreement may not be changed, amended or modified except by an instrument in writing signed by each of the parties hereto. The headings in thus Agreement are for convenience of reference only and shall not expand, limit or otherwise affect the meaning hereof. This Agreement shall not be assignable by either party hereto without the written consent of the other and shall be governed by and construed in accordance with Pennsylvania law. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns.

CNI CHARTER FUNDS By /s/ Vernon C. Kozlen 10/1/05 Name: Vernon C. Kozlen Date Title: President	WACHOVIA BANK, NATIONAL ASSOCIATION By /s/ Daniel T. Murphy 10/1/05 Daniel T. Murphy Date Title: Senior Vice President

ATTACHMENT A

CNI CHARTER FUNDS

APPROVED BORROWERS FOR SECURITIES LENDING

Borrower
Abbey National Securities, Inc.
ABN Amro Bank, NV
ABN Amro, Inc.
Banc of America Securities LLC
Barclays Bank Plc
Barclays Capital, Inc.
Bear Stearns Companies, Inc.
Bear Stearns & Co. Inc.
Bear Stearns International Limited
Bear Stearns Securities Corp.
BNP Paribas
BNP Paribas Securities Corp.
Cantor Fitzgerald & Co.
Cantor Fitzgerald Securities
Citigroup Global Markets Inc.
Citigroup Global Markets Ltd.
Countrywide Securities Corp.
Credit Suisse First Boston LLC
Credit Suisse First Boston (Europe) Ltd.
Deutsche Bank AG
Deutsche Bank Securities Inc.
Dresdner Bank AG
Dresdner Kleinwort Wasserstein Securities, LLC
Dresdner Kleinwort Wasserstein Securities, Ltd.
Fortis Bank
Fortis Securities, LLC
Goldman Sachs & Co.
Goldman Sachs International
Greenwich Capital Markets, Inc.
Harris Nesbitt Corp.
HSBC Securities (USA), Inc.
ING Financial Markets, LLC
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
J.P. Morgan Securities, Inc.
J.P. Morgan Securities, Ltd.
Lehman Brothers, Inc.
Lehman Brothers International (Europe)
Merrill Lynch Government Securities, Inc.
Merrill Lynch International

ATTACHMENT A

Borrower
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley & Co., Inc.
Morgan Stanley & Co. International Ltd.
MS Securities Services Inc.
Nomura Securities International, Inc.
RBC Capital Markets Corp.
Societe Generale
UBS AG
UBS Securities LLC
WestLB AG

ACCEPTED AND APPROVED BY, as of October 1, 2005: CNI CHARTER FUNDS By: /s/ Vernon C. Kozlen Name: Vernon C. Kozlen Title: President Date: October 1, 2005

ATTACHMENT B

COLLATERAL AND INVESTMENT GUIDELINES

STANDARD PROGRAM

The undersigned (“Lender”) hereby authorizes Wachovia Bank NA. (“Agent”) to accept the following as investments, as referenced in the Securities Lending Agency Agreement (the “Agreement”), to which these Guidelines are attached as Attachment B

I.	Objectives

The key objectives of the management of cash collateral supporting securities loans are to:

a	safeguard principal,
b.	assure that all cash collateral is invested in a timely manner,
c.	maintain adequate liquidity to meet the needs of Lender and/or their investment advisors, and
d.	consistent with these objectives, to optimize the spread between the earnings on cash collateral investments and rebate rates paid to the borrowers of securities.
II.	Permissible Investments and Credit Quality

Permissible investments will consist of the instruments defined by the parameters of these guidelines. Investments other than Government Securities, Repurchase Agreements, Master Notes, direct Funding Agreements and Mutual Funds must have been registered with the Securities and Exchange Commission, or have been issued pursuant to Rule 144A.

The following instruments shall be Permissible Investments:

a.

“Government Security” defined as any bond, indenture, or note, issued or fully guaranteed as to principal and interest by the United States Government or issued or fully guaranteed by any agency or instrumentality thereof.

b.

Fixed or floating rate instruments of corporate and bank issuers rated at least A3 by Moody’s Investors Service, Inc. (“Moody’s”), or A- by Standard & Poor’s Corporation (“S&P”) or A- by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.

c.

Commercial paper, Domestic Certificates of Deposit, and Bankers’ Acceptances where such instruments or their issuer, as appropriate, shall be rated at least A-2 by S&P or P-2 by Moody’s or F-2 by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.

d.

Term and Overnight Repurchase transactions with Counterparties collateralized by US Treasuries, US Government Agency Debentures, Mortgage Backed, REMICS and CMO’s Unrated Whole Loans. Private Label MBS, CMO’s, ABS or Corporates rated at least investment grade by Moodys or by Standard & Poors

Corporation or Fitch and Money Market Instruments rated at least P-2 by Moodys or A-2 by Standard and Poor’s Corporation or F-2 by Fitch. Equities listed on a US exchange.

e.	Money Market Mutual funds and other commingled funds.
f.

Asset-backed securities having a minimum rating, at the time of purchase, of at least A-1+ by S&P or P-1 by Moody’s or F-1+ by Fitch if the final maturity is 13 months or less AAA by S&P or Aaa by Moody’s or AAA by Fitch for longer maturities. Such minimum ratings shall exist by at least two of the three NRSO’s.

g.

Insurance company funding agreement (FA’s), funding agreement backed notes (FA backed notes) or guaranteed investment contracts (GIC’s) of issuers, or guaranteed by entities, rated A-1 by S&P or P-1 by Moody’s or F-1 by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s with no single NRSO rating below the minimum rating at time of purchase. In the absence of a short term rating the issuer must have a long term rating of AA- by Standard & Poor’s or Aa3 by Moody’s or AA- by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.

h.	Master Notes of issuers rated, or majority owned or guaranteed by entities rated, A-1 by S&P or P-1 by Moody’s or F-1 by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.
III	Trade Date Compliance
a.

All restrictions, minimum ratings requirements and diversification limitations pertain to the account at the time of purchase. Lender acknowledges that Agent shall not be liable for any market loss that results from a sale of any asset provided the asset satisfied all ratings requirements as set forth herein at the time of purchase

IV.	Maturity/Mismatch
a.

The maximum weighted average duration of all loans outstanding shall be no more than (90) days. Similarly, the maximum weighted average duration of all collateral investments shall be no more than (90) days.

b.	Weighted average duration mismatch between loans and collateral investments shall not exceed twenty-one (21) days.
c.

No fixed rate instrument, other than asset-backed securities, will have a final maturity date in excess of thirteen (13) months from time of purchase, or in the case of asset-backed securities an expected average life of one point two-five (1.25) years.

d.	Floating and variable rate securities, other than asset-backed securities, may have a three (3) year final maturity from time of purchase and must utilize a standard market index. Floating rate asset-backed securities may have an average life of no greater than two (2) years. Amortizing floating rate asset-backed securities may have an average life not greater than two (2) years and an expected final payment date not exceeding four (4) years.

e.

Maturity limitations shall also utilize the put or demand date in investments which contain unconditional irrevocable demand or put features exercisable solely at the option of the investor. For the purpose of calculating interest rate mismatch risk and the calculation of weighted average maturity or duration, the maturity date on floating rate securities shall be deemed to be the next interest rate reset date. In the case of Fixed Rate Asset Backed Securities, expected maturity shall be used in calculating weighted average maturity. Money market investments shall be viewed as the next business day.

f	The minimum overnight (next business day) liquidity level will be targeted at not less than twenty percent (20%) of collateral investment assets.
V.	Diversification
a.	The aggregate value of securities on loan to any one counterparty may not exceed the greater of $25 million or twenty percent (20%) of total loans.
b.

Collateral investments held in any one non-U.S. government backed issuer may not exceed the greater of $10MM or 5% of the Total Collateral Investment Pool_ Repurchase Transactions with any single Counterparty shall be limited to the greater of $25MM or 15% of the Total Collateral Investment Pool.

ACCEPTED AND APPROVED BY, as of October 1, 2005: CNI CHARTER FUNDS By: /s/ Vernon C. Kozlen Name: Vernon C. Kozlen Title: President Date: October 1, 2005

ATTACHMENT D

REVENUE SHARING

All revenue shall accrue daily and shall be apportioned as follows: 60% to CNI Charter Funds (Lender) and 40% to Wachovia Bank, N.A. (Agent).

Net earnings shall include the difference between (i) the sum of income received from the investment of Collateral received in securities loans, loan fees received from securities loans, and fees paid by a Borrower on loans collateralized with Collateral other than Cash Collateral; and (ii) any rebate paid to a Borrower if one was named as agent for such Borrower, and any other allocable fees and expenses in connection with securities loans. Agent shall forward to Lender monthly, its allocation of revenue.

ATTACHMENT E

CNI Charter Funds

(Approved Lending Funds as of October 1, 2005)

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balance Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund

Exhibit H

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

CNI Charter Funds:

We consent to the incorporation by reference, in this registration statement on Form N-14, of our reports dated November 22, 2006 on the statements of assets and liabilities of the CNI Charter Funds, comprised of the Large Cap Value Equity Fund, the Large Cap Growth Equity Fund, the RCB Small Cap Value Fund, the Technology Growth Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund, and the California Tax Exempt Money Market Fund (collectively, “the Funds”), including the schedule of investments, as of September 30, 2006, and the related statements of operations for the year then ended and the changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Other Service Providers” and "Financial Statements" in the Statement of Additional Information.

/S/ KPMG LLP

Philadelphia, Pennsylvania

March 7, 2007

Exhibit I

POWER OF ATTORNEY

FOR

SECURITIES AND EXCHANGE COMMISSION

AND RELATED FILINGS

________________________________

Each of the undersigned Trustees and Officers of CNI CHARTER FUNDS (the “Trust”) hereby appoints SOFIA ROSALA and VERNON KOZLEN (with full power to each of them to act alone), his or her attorney–in–fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statement of the Trust on Form N–14 (Registration No. 333-140100) under the Investment Company Act of 1940, under the Securities Act of 1933, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration statement and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders rulings or filings of proxy materials. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys–in–fact and agents may lawfully do or cause to be done by virtue hereof.

Each undersigned Trustee hereby executes this Power of Attorney as of this 28th day of February, 2007.

/s/ Irwin G. Barnet
Irwin G. Barnet
Trustee

/s/ Victor Meschures
Victor Meschures
Trustee

________________

William R. Sweet

Trustee

/s/ James R. Wolford
James R. Wolford
Trustee

Exhibit J

PROXY CARD

CNI CHARTER FUNDS

TECHNOLOGY GROWTH FUND

This proxy is solicited by the Board of Trustees of CNI Charter Funds (the “Trust”) for use at a special meeting of shareholders of the Technology Growth Fund (the “Fund”) to be held on March 28, 2007.

The undersigned hereby appoints Valerie Y. Lewis and Richard A. Weiss, and each of them, as attorneys and proxies of the undersigned, with the power of substitution and resubstitution, to attend, and to vote all shares of the Fund at the above-referenced meeting of shareholders and any adjournment or adjournments thereof, and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposals in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the combined proxy statement and prospectus dated March 7, 2007.

Note: Please sign exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

__________________________________	__________________________________
Signature	Signature of joint owner, if any

_____________________________, 2007

Date

VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example: ☒

1. To approve the Agreement and Plan of Reorganization whereby the Technology Growth Fund of CNI Charter Funds (the “Trust”) will be reorganized into the Large Cap Growth Equity Fund series of the Trust.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /
2.	In their discretion, on any other matter that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       Exhibit K

--------------------------------------------------------------------------------

                     CNI CHARTER FUNDS(SM) [LOGO OMITTED](R)

                                [GRAPHIC OMITTED]

      Institutional Class

      Large Cap Growth Equity Fund

      Large Cap Value Equity Fund

      RCB Small Cap Value Fund

      Corporate Bond Fund

      Government Bond Fund

      California Tax Exempt Bond Fund

      High Yield Bond Fund

      PROSPECTUS DATED JANUARY 31, 2007

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                     CNI CHARTER FUNDS(SM) [LOGO OMITTED](R)

PROSPECTUS DATED JANUARY 31, 2007

Institutional Class

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE
FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL
FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED,
ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES
RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE FUNDS

    Large Cap Growth Equity Fund
       (the "Large Cap Growth Fund")...........................................1

    Large Cap Value Equity Fund

FOR MORE INFORMATION..................................................back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors
seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Institutional Class shares of the Large Cap Growth Fund, the Large Cap Value Fund, the RCB Small Cap Value Fund, the Corporate Bond Fund,
the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield
Bond Fund (each a "Fund" and together, the "Funds"), series of CNI Charter
Funds. Only financial institutions and financial intermediaries may purchase
Institutional Class shares for their own accounts or on behalf of their customers. The Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

large cap growth fund

OUR GOAL

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the
Large Cap Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American
Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Growth Index (over time the range varies, and was $1.3 billion to $427 billion as of December 31, 2006). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the
Large Cap Growth Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup
Growth Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks.
For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large
Cap Growth Fund for the indicated periods. Of course, the Large Cap Growth
Fund's past performance (before and after taxes) does not necessarily indicate how the Large Cap Growth Fund will perform in the future.

                           CNI CHARTER FUNDS | PAGE 1

This bar chart shows the performance of the Large Cap Growth Fund's
Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

               -10.10%   -21.91%   23.17%   5.89%   3.00%   8.70%
              ----------------------------------------------------
                 2001      2002     2003    2004    2005    2006

                      Best Quarter          Worst Quarter
                         13.36%                -14.64%
                       (Q4 2001)              (Q2 2002)

This table shows the Large Cap Growth Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                                        Since
                                                                      Inception
Large Cap Growth Fund         One Year           Five Years           (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes             8.70%              2.66%               -2.77%

Return After Taxes on
   Distributions(1)             8.60%              2.62%               -2.80%

Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)            5.65%              2.27%               -2.34%

S&P 500/Citigroup
   Growth Index(2)             11.01%              1.87%               -3.38%(3)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP GROWTH FUND

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Large Cap Growth Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee*                                                           0.65%
Other Expenses
    Shareholder Servicing Fee                              0.25%
    Other Fund Expenses                                    0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                             1.00%

 *    The "Management Fee" is an annual fee, payable monthly out of the Large
      Cap Growth Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE LARGE CAP GROWTH FUND FOR EXPENSES TO THE EXTENT NECESSARY
      TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE
      CURRENT FISCAL YEAR AT OR BELOW 1.05%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap
      Growth Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large
Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Growth
Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Large Cap Growth Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $102                   $318                     $552                    $1,225
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 2

large cap value fund

OUR GOALS

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository
Receipts of large foreign corporations which are undervalued. The goals of the
Large Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American
Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Value Index (over time the range varies, and was $1.3 billion to $387 billion as of December 31, 2006). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the
Large Cap Value Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup
Value Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks.
For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Large
Cap Value Fund for the indicated periods. Of course, the Large Cap Value Fund's past performance (before and after taxes) does not necessarily indicate how the
Large Cap Value Fund will perform in the future.

                           CNI CHARTER FUNDS | PAGE 3

This bar chart shows the performance of the Large Cap Value Fund's Institutional
Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              -11.78%   -20.07%   32.90%   13.43%   7.91%   20.15%
              ----------------------------------------------------
                2001      2002     2003     2004    2005     2006

                      Best Quarter          Worst Quarter
                         18.81%                -19.54%
                       (Q2 2003)              (Q3 2002)

This table shows the Large Cap Value Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                                       Since
                                                                     Inception
Large Cap Value Fund          One Year         Five Years            (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes            20.15%            9.33%                 5.29%

Return After Taxes on
   Distributions(1)            18.66%            8.62%                 4.41%

Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)           14.19%            7.91%                 4.25%

S&P 500/Citigroup
   Value Index(2)              20.80%           10.43%                 6.72%(3)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the
Large Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee*                                                           0.62%
Other Expenses
    Shareholder Servicing Fee                              0.25%
    Other Fund Expenses                                    0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses**                                                              0.97%

 *    The "Management Fee" is an annual fee, payable monthly out of the Large
      Cap Value Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE LARGE CAP VALUE FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE
      CURRENT FISCAL YEAR AT OR BELOW 1.00%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap
      Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large
Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $99                    $309                     $536                    $1,190
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 4

rcb small cap value fund

OUR GOAL

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a
"bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

      o   Return on capital trends;

      o   Cash flow and/or earnings growth;

      o   Free cash flow;

      o   Balance sheet integrity; and

      o   Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund's portfolio holdings include disappointment in management or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE RCB SMALL CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of

                           CNI CHARTER FUNDS | PAGE 5

individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.
The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

SMALLER CAPITALIZED COMPANIES - The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).
Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value
Fund may hold a significant percentage of a company's outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

FOCUS - The RCB Small Cap Value Fund holds a relatively small number of securities positions, each representing a relatively large portion of the RCB
Small Cap Value Fund's capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund's overall financial condition. The RCB Small Cap Value Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap
Value Fund and may be focused on different sectors or industries than the RCB
Small Cap Value Fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the RCB
Small Cap Value Fund for the indicated periods. Of course, the RCB Small Cap
Value Fund's past performance (before and after taxes) does not necessarily indicate how the RCB Small Cap Value Fund will perform in the future.

Institutional Class shares of the RCB Small Cap Value Fund commenced operations on October 3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the
Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the "Predecessor
Fund") on October 1, 2001. Performance results for the period before October 1,
2001 are for the Predecessor Fund, which commenced operations on September 30,
1998. Institutional Class shares' annual returns would have been substantially similar to those of the Class R shares because shares of each Class are invested in the same portfolio of securities, and differ only to the extent that the expenses of Institutional Class shares are lower because they do not include
Class R shares' Rule 12b-1 fees and expenses. Therefore, performance would have been higher than that of the Class R shares. Class R shares of the RCB Small Cap
Value Fund are not offered by this Prospectus.

                           CNI CHARTER FUNDS | PAGE 6

This bar chart shows the performance of the RCB Small Cap Value Fund's
Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     17.85%   12.87%   21.46%   -10.60%   48.26%   19.69%   -1.37%   13.74%
    ------------------------------------------------------------------------
      1999     2000     2001      2002     2003     2004     2005     2006

                      Best Quarter          Worst Quarter
                         27.87%                -20.19%
                       (Q2 2003)              (Q3 2002)

This table shows the average annual total returns for the periods ending
December 31, 2006. The table also shows how the Fund's performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap                                                    Since Inception
Value Fund                    One Year         Five Years           (9/30/98)
--------------------------------------------------------------------------------
Return Before Taxes            13.74%            12.22%              17.05%

Return After Taxes
   on Distributions(1)         13.48%            11.94%              16.58%

Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                    9.27%            10.67%              15.14%

Russell 2000 Index(2)          18.37%            11.39%              11.21%

Russell 2000 Value
   Index(2)                    23.48%            15.37%              14.59%

Russell 2500 Value
   Index(2)                    20.18%            15.51%              14.59%

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE RCB SMALL CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the RCB Small Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee*                                                           0.85%
Other Expenses
    Shareholder Servicing Fee                              0.25%
    Other Fund Expenses                                    0.11%
Total Other Expenses                                                      0.36%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                    1.21%

 *    The "Management Fee" is an annual fee, payable monthly out of the RCB
      Small Cap Value Fund's net assets.
**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE RCB SMALL CAP VALUE FUND FOR EXPENSES TO THE EXTENT
      NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES
      FOR THE CURRENT FISCAL YEAR AT OR BELOW 1.24%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the RCB Small
      Cap Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the RCB
Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the RCB Small
Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a
5% return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $123                   $384                     $665                    $1,466
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 7

corporate bond fund

OUR GOALS

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate
Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio of fixed income securities, at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S.
dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate-term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody's
Investors Service or Standard & Poor's Corporation of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate
Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond
Fund.

PRINCIPAL RISK OF INVESTING IN THE CORPORATE BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risk to consider is:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Corporate Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the Corporate Bond
Fund's securities. The Corporate Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Corporate Bond Fund is not a money market fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the
Corporate Bond Fund for the indicated periods. Of course, the Corporate Bond
Fund's past performance (before and after taxes) does not necessarily indicate how the Corporate Bond Fund will perform in the future.

                           CNI CHARTER FUNDS | PAGE 8

This bar chart shows the performance of the Corporate Bond Fund's Institutional
Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                 8.49%   7.51%   5.29%   2.40%   1.29%   3.72%
                -----------------------------------------------
                 2001    2002    2003    2004    2005    2006

                      Best Quarter          Worst Quarter
                         4.49%                 -2.59%
                       (Q3 2001)              (Q2 2004)

This table shows the Corporate Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                 Since Inception
Corporate Bond Fund           One Year         Five Years           (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes            3.72%             4.02%                5.45%

Return After Taxes on
   Distributions(1)            2.23%             2.41%                3.54%

Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)           2.40%             2.50%                3.52%

Lehman Intermediate
   U.S. Corporate
   Index(2)                    4.57%             5.45%                6.72%(3)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE CORPORATE BOND FUND

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the
Corporate Bond Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee*                                                           0.40%
Other Expenses
   Shareholder Servicing Fee                               0.25%
   Other Fund Expenses                                     0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                             0.75%

 *    The "Management Fee" is an annual fee, payable monthly out of the
      Corporate Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE CORPORATE BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE
      CURRENT FISCAL YEAR AT OR BELOW 0.75%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Corporate
      Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the
Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund's operating expenses remain the same.
The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $77                    $240                     $417                     $930
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 9

government bond fund

OUR GOALS

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of U.S.
Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate-term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The
Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Government Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the
Government Bond Fund's securities. The Government Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Government
Bond Fund is not a money market fund.

                           CNI CHARTER FUNDS | PAGE 10

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S.
Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the
Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government.
The principal and interest on Government National Mortgage Association ("GNMA")
pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the
Government Bond Fund for the indicated periods. Of course, the Government Bond
Fund's past performance (before and after taxes) does not necessarily indicate how the Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund's Institutional
Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              7.58%    8.71%    1.22%    1.65%    1.50%    3.71%
             ----------------------------------------------------
              2001     2002     2003     2004     2005     2006

                      Best Quarter          Worst Quarter
                         4.74%                 -1.39%
                       (Q3 2001)              (Q2 2004)

This table shows the Government Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                 Since Inception
Government Bond Fund          One Year         Five Years           (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes            3.71%             3.32%                4.80%

Return After Taxes on
   Distributions(1)            2.26%             2.02%                3.22%

Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                   2.39%             2.10%                3.17%

Lehman Intermediate
   U.S. Government
   Bond Index(2)               3.83%             3.92%                5.59%(3)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

                           CNI CHARTER FUNDS | PAGE 11

FEES AND EXPENSES OF THE GOVERNMENT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the
Government Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.43%
Other Expenses
   Shareholder Servicing Fee                               0.25%
   Other Fund Expenses                                     0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                             0.78%

 *    The "Management Fee" is an annual fee, payable monthly out of the
      Government Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE GOVERNMENT BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE
      CURRENT FISCAL YEAR AT OR BELOW 0.70%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Government
      Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the
Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Government
Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Government Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $80                    $249                     $433                     $966
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 12

california tax exempt bond fund

OUR GOALS

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a portfolio, at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The
California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond
Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80%
of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody's Investors Service or
Standard & Poor's Corporation of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from
Moody's of MIG1 or VMIG1 or from Standard & Poor's of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond
Fund.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA TAX EXEMPT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the California Tax Exempt Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the
California Tax Exempt Bond Fund's securities. The California Tax Exempt Bond
Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The California Tax Exempt Bond Fund is not a money market fund.

                           CNI CHARTER FUNDS | PAGE 13

GOVERNMENT RISK - State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of
California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond
Fund's holdings.

NON-DIVERSIFICATION - The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding
California developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the
California Tax Exempt Bond Fund for the indicated periods. Of course, the
California Tax Exempt Bond Fund's past performance (before and after taxes) does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund's
Institutional Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                 3.99%   8.37%   3.02%   2.21%   1.46%   3.35%
                -----------------------------------------------
                 2001    2002    2003    2004    2005    2006

                      Best Quarter          Worst Quarter
                         4.33%                 -1.85%
                       (Q3 2002)              (Q2 2004)

This table shows the California Tax Exempt Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the
Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

California Tax                                                   Since Inception
Exempt Bond Fund              One Year         Five Years           (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes            3.35%             3.65%                4.32%

Return After Taxes on
   Distributions(1)            3.35%             3.47%                4.14%

Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)           3.21%             3.48%                4.11%

Lehman CA
   Intermediate -
   Short Municipal
   Index(2)                    3.62%             3.91%                4.65%(3)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

                           CNI CHARTER FUNDS | PAGE 14

FEES AND EXPENSES OF THE CALIFORNIA TAX EXEMPT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the California Tax Exempt Bond Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee*                                                           0.27%
Other Expenses
   Shareholder Servicing Fee                               0.25%
   Other Fund Expenses                                     0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                             0.62%

 *    The "Management Fee" is an annual fee, payable monthly out of the
      California Tax Exempt Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE CALIFORNIA TAX EXEMPT BOND FUND FOR EXPENSES TO THE EXTENT
      NECESSARY TO KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES
      FOR THE CURRENT FISCAL YEAR AT OR BELOW 0.50%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the California
      Tax Exempt Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the
California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the
California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt
Bond Fund's expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $63                    $199                     $346                     $774
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 15

high yield bond fund

OUR GOAL

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., "junk bonds").
The goal of the High Yield Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund's investments will vary. There is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High
Yield Bond Fund primarily invests) more volatile than higher rated securities.
The average maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the High Yield Bond Fund. Changes in the financial condition of issuers could have a material adverse effect on the value of the
High Yield Bond Fund's securities. The High Yield Bond Fund is not a money market fund.

HIGH YIELD ("JUNK") BONDS - High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

                           CNI CHARTER FUNDS | PAGE 16

FOREIGN SECURITIES - The High Yield Bond Fund may invest in foreign securities.
Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.
The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

EQUITY SECURITIES - The value of the High Yield Bond Fund's equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Institutional Class shares of the High
Yield Bond Fund for the indicated periods. Of course, the High Yield Bond Fund's past performance (before and after taxes) does not necessarily indicate how the
High Yield Bond Fund will perform in the future.

This bar chart shows the performance of the High Yield Bond Fund's Institutional
Class shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                9.40%   2.38%   19.65%   11.35%   1.30%   9.58%
                -----------------------------------------------
                2001    2002     2003     2004    2005    2006

                      Best Quarter          Worst Quarter
                         8.11%                 -3.17%
                       (Q4 2001)              (Q2 2002)

This table shows the High Yield Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                 Since Inception
High Yield Bond Fund          One Year         Five Years           (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes            9.58%             8.65%                7.59%

Return After Taxes on
   Distributions(1)            6.75%             5.53%                4.20%

Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                   6.14%             5.50%                4.35%

Citigroup High Yield
   Market Index(2)            11.55%            10.16%                7.29%(3)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begins on January 31, 2000.

                           CNI CHARTER FUNDS | PAGE 17

FEES AND EXPENSES OF THE HIGH YIELD BOND FUND

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the High Yield Bond Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the High
Yield Bond Fund.

ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
Management Fee*                                                           0.75%
Other Expenses
   Shareholder Servicing Fee                               0.25%
   Other Fund Expenses                                     0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                             1.10%

 *    The "Management Fee" is an annual fee, payable monthly out of the High
      Yield Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE HIGH YIELD BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP INSTITUTIONAL CLASS TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE
      CURRENT FISCAL YEAR AT OR BELOW 1.00%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the High Yield
      Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the High
Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the High Yield Bond
Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the High Yield Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                  5 Years                 10 Years
--------------------------------------------------------------------------------
 $112                   $350                     $606                    $1,340
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 18

management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury
Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s with approximately $5.2 billion in assets as of December 31, 2006. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2006, CNB and its affiliates had approximately $48.6 billion in assets under administration, which includes $27.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of
0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.40% of average daily net assets of the
Corporate Bond Fund, 0.36% of average daily net assets of the Government Bond
Fund, 0.16% of average daily net assets of the California Tax Exempt Bond Fund and 0.66% of average daily net assets of the High Yield Bond Fund for the fiscal year ended September 30, 2006. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis of the Board of Trustees' approval of the
Funds' investment advisory agreement with CNAM is available in the Funds'
Semi-Annual Report for the most recent fiscal period ended March 31.

PORTFOLIO MANAGERS

Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large
Cap Value Fund and Large Cap Growth Fund. Rodney J. Olea and William C. Miller
serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul
C. Single serve as portfolio managers for the Government Bond Fund. Rodney J.
Olea and Alan Remedios serve as portfolio managers for the California Tax Exempt
Bond Fund.

RICHARD A. WEISS is President and Chief Investment Officer of CNAM. Mr. Weiss
has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds' predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief
Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master's in
Business Administration ("MBA"), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The
Wharton School at the University of Pennsylvania.

BRIAN L. GARBE is Senior Vice President and Director of Research of CNAM. Mr.
Garbe has over 15 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection strategies for CNAM. Prior to joining CNB in 1999,
Mr. Garbe was Vice President and Director of Research at Sanwa Bank California.
Mr. Garbe holds an MBA from the Anderson Graduate School of Management at
University of California, Los Angeles ("UCLA") and an undergraduate degree in
Applied Mathematics from UCLA.

                           CNI CHARTER FUNDS | PAGE 19

RODNEY J. OLEA is Senior Vice President and Director of Fixed Income of CNAM.
Mr. Olea has over 20 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with
CNB since 1994. Mr. Olea has a degree in Economics from UCLA.

WILLIAM C. MILLER, JR. is Vice President and Senior Fixed Income Portfolio
Manager for CNAM. Mr. Miller has over 10 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment
Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a
Chartered Financial Analyst, holds a Bachelor's degree with a concentration in
Finance from California State University, Fullerton.

PAUL C. SINGLE is Vice President and Senior Fixed Income Portfolio Manager for
CNAM. Mr. Single has over 23 years of institutional investment management experience and specializes in investment grade taxable fixed income securities.
Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of
Wells Capital Management.

ALAN REMEDIOS is Vice President and Senior Fixed Income Portfolio Manager for
CNAM. Mr. Remedios has over 16 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and
Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial
Analyst, holds a degree in Finance from California State Polytechnic University.

SUB-ADVISORS

REED CONNER & BIRDWELL LLC ("RCB"), a wholly owned subsidiary of City National
Corporation, currently serves as the RCB Small Cap Value Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB's address is 11111 Santa Monica Blvd.,
Suite 1700, Los Angeles, California 90025. As of December 31, 2006, RCB managed assets of approximately $3.66 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over 45 years.

Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment
Officer and Thomas D. Kerr, Principal and Vice President, Portfolio Management
and Research, are principally responsible for the management of the RCB Small
Cap Value Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with RCB is available in the Funds' Semi-Annual Report for the most recent fiscal period ended March 31.

HALBIS CAPITAL MANAGEMENT (USA), INC. ("Halbis Capital USA") currently serves as the High Yield Bond Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM.
Halbis Capital USA's principal offices are located at 452 Fifth Avenue, New
York, NY 10018. It was formed in June, 2005, and is a wholly-owned subsidiary of
Halbis Capital Management (UK), Ltd., which in turn is ultimately a part of HSBC
Group, plc, one of the world's largest banking and financial services organizations.

Halbis Capital USA provides investment advisory services relating to U.S. fixed income, high yield fixed income, emerging markets fixed income and alternative investment products. Halbis Capital USA is one of a number of HSBC Group subsidiaries (collectively referred to as "HSBC Group Investment

                           CNI CHARTER FUNDS | PAGE 20

Businesses") engaged in investment advisory and fund management activities in many countries throughout the world. As of December 31, 2006, HSBC Group
Investment Businesses managed assets of approximately $328.5 billion worldwide, and Halbis Capital USA managed assets of approximately $7.6 billion.

The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing
Director and the head of the high yield management team at Halbis Capital USA.
The high yield management team, including Mr. Lindquist, joined HSBC Investments
May 1, 2005. Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC ("CSAM").
He joined CSAM in 1995 as a result of the acquisition of CS First Boston
Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago
Graduate School of Business.

A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with Halbis Capital USA is available in the Funds' Annual
Report for the fiscal year ended September 30, 2005.

OTHER SUB-ADVISORS. Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to replace any of the current sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission
(the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding the new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at
One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds'
distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be
reached at 1-888-889-0799.

SHAREHOLDER SERVICING FEES

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries (including CNB) for services provided to Institutional Class shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Funds, a portion or all of which may be received by CNB or its affiliates.

                           CNI CHARTER FUNDS | PAGE 21

additional investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not fundamental strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The
Funds."

FOREIGN SECURITIES - The Large Cap Growth Fund, the Large Cap Value Fund, the
RCB Small Cap Value Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Funds use under normal circumstances. At the discretion of each Fund's portfolio managers, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a
Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER - Each Fund will sell a security when its portfolio manager believes it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a
Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of
100% or more is considered high.

SECTOR CONCENTRATION - From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy.
To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.

SMALLER CAPITALIZED COMPANIES - The RCB Small Cap Value Fund will invest in smaller capitalized companies. CNAM believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a
Fund has significant exposure to smaller capitalized or unseasoned companies
(those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.

                           CNI CHARTER FUNDS | PAGE 22

how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized
Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your
Authorized Institution.

HOW TO BUY SHARES

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your
Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the
Fund or its shareholders.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S.
persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The
Funds reserve the

                           CNI CHARTER FUNDS | PAGE 23

further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a "redemption in kind"). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock
Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws.
Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

You may exchange Institutional Class shares of a Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or net asset value ("NAV") of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized Institution.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict, reject or cancel,

                           CNI CHARTER FUNDS | PAGE 24

without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's
Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer
Agency), transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a
"round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the
Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.

GENERAL INFORMATION

How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each of the Corporate Bond Fund, the
Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield
Bond Fund (each a "Bond Fund") reserves the right to close at or prior to the
BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond
Fund's closing time and credit will be given to the next business day.

If we receive your purchase, redemption or exchange order from your Authorized
Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized
Institution time to process your request and transmit it to the Funds before close of trading on the NYSE.

                           CNI CHARTER FUNDS | PAGE 25

HOW WE CALCULATE NAV

NAV for one share of a Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of that Fund. We calculate each Fund's
NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of each Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Funds' Fair Value
Committee in good faith using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV, the Fair Value
Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM's (or the relevant sub-advisor's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. The NAV may vary for different share classes of the same Fund. More details about how we calculate the NAV for each Fund are in the SAI.

PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each
Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your
Authorized Institution for more information.

                           CNI CHARTER FUNDS | PAGE 26

dividends and taxes

DIVIDENDS

For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt
Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap
Growth Fund and the Large Cap Value Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB
Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized
Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL,
STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the
Funds. Income distributions are generally taxable at ordinary income tax rates.
Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a
Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

                           CNI CHARTER FUNDS | PAGE 27

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the
Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

The California Tax Exempt Bond Fund intends to continue paying what the Internal
Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends"
to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.

                           CNI CHARTER FUNDS | PAGE 28

financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2006
Annual Report (available upon request; see the back cover of this Prospectus).

Information presented in the financial highlights tables is for an Institutional
Class share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an
Institutional Class investment in each Fund (assuming reinvestment of all dividends and distributions).

                                                                       LARGE CAP GROWTH FUND

                                       Year ended         Year ended         Year ended         Year ended         Year ended
                                     Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)  Sept. 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   BEGINNING OF PERIOD                  $   7.43           $   6.76           $   6.37           $   5.25           $   6.36
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                0.02               0.04               0.01               0.01                 --
Net Realized and Unrealized
   Gains (Losses) on Securities             0.32               0.67               0.38               1.12              (1.11)
--------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.34               0.71               0.39               1.13              (1.11)
--------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.02)             (0.04)             (0.00)(2)          (0.01)                --
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends                            (0.02)             (0.04)             (0.00)(2)          (0.01)                --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                        $   7.75           $   7.43           $   6.76           $   6.37           $   5.25
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               4.59%             10.55%              6.20%             21.51%            (17.45%)
Net Assets End of Period (000's)        $ 35,842           $ 34,164           $ 25,575           $ 22,249           $ 14,195
Ratio of Expenses to
   Average Net Assets(3)                    0.99%              0.98%              1.01%              1.05%              1.05%
Ratio of Net Investment Income
   (Loss) to Average Net Assets             0.27%              0.57%              0.10%              0.16%             (0.04%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                       1.00%              1.00%              1.01%              1.03%              1.09%
Portfolio Turnover Rate                       34%                27%                50%                43%                31%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.

(2)   Amount represents less than $0.01 per share.

(3)   Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 29

                                                                        LARGE CAP VALUE FUND

                                       Year ended         Year ended         Year ended         Year ended         Year ended
                                     Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003     Sept. 30, 2002
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                  $   9.54           $   8.77           $   7.41           $   6.04           $   7.63
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.13               0.10               0.08               0.07               0.07
Net Realized and Unrealized
   Gains (Losses) on Securities             1.21               1.13               1.36               1.37              (1.47)
--------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       1.34               1.23               1.44               1.44              (1.40)
--------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.13)             (0.10)             (0.08)             (0.07)             (0.07)
Distributions from
   Realized Capital Gains                  (0.39)             (0.36)                --                 --              (0.12)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.52)             (0.46)             (0.08)             (0.07)             (0.19)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD           $  10.36           $   9.54           $   8.77           $   7.41           $   6.04
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              14.50%             14.39%             19.40%             24.03%            (18.88%)
Net Assets End of Period (000's)        $ 92,946           $ 42,974           $ 38,344           $ 33,016           $ 23,325
Ratio of Expenses to
   Average Net Assets(2)                    0.96%              0.96%              0.97%              1.00%              1.00%
Ratio of Net Investment Income
   to Average Net Assets                    1.36%              1.12%              0.92%              1.12%              0.90%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                       0.97%              0.97%              0.97%              1.00%              1.05%
Portfolio Turnover Rate                       31%                34%                36%                39%                42%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 30

                                                                      RCB SMALL CAP VALUE FUND

                                       Year ended         Year ended         Year ended         Year ended        Period ended
                                     Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)  Sept. 30, 2002(2)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                  $  28.58           $  27.30           $  21.92           $  15.06           $  17.11
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                0.06               0.07               0.06              (0.04)             (0.07)
Net Realized and Unrealized
   Gains (Losses) on Securities             0.05               2.58               5.40               6.90              (1.98)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.11               2.65               5.46               6.86              (2.05)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.07)                --                 --                 --                 --
Distributions from
   Realized Capital Gains                  (0.37)             (1.37)             (0.08)                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.44)             (1.37)             (0.08)                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD           $  28.25           $  28.58           $  27.30           $  21.92           $  15.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               0.40%              9.87%             24.97%             45.55%            (11.98%)
Net Assets End of Period (000's)        $ 13,435           $ 13,975           $  8,955           $  6,236           $  1,768
Ratio of Expenses to
   Average Net Assets(3)(4)                 1.20%              1.18%              1.21%              1.24%              1.24%
Ratio of Net Investment Income
   (Loss) to Average Net Assets(3)          0.20%              0.26%              0.23%             (0.20%)            (0.46%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)(3)                    1.21%              1.20%              1.20%              1.24%              1.28%
Portfolio Turnover Rate                       66%                41%                40%                65%                39%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.

(2)   RCB Small Cap Value Fund Institutional Class shares commenced operations on October 3, 2001.
(3)   Annualized for periods less than one year.

(4)   Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 31

                                                                         CORPORATE BOND FUND

                                       Year ended         Year ended         Year ended         Year ended         Year ended
                                     Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003     Sept. 30, 2002
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                  $  10.27           $  10.60           $  10.89           $  10.65           $  10.72
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.42               0.40               0.41               0.46               0.53
Net Realized and Unrealized
   Gains (Losses) on Securities            (0.10)             (0.27)             (0.18)              0.24               0.09
--------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.32               0.13               0.23               0.70               0.62
--------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.42)             (0.40)             (0.41)             (0.46)             (0.53)
Distributions from
   Realized Capital Gains                     --              (0.06)             (0.11)                --              (0.16)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.42)             (0.46)             (0.52)             (0.46)             (0.69)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  END OF PERIOD                         $  10.17           $  10.27           $  10.60           $  10.89           $  10.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               3.19%              1.26%              2.15%              6.74%              6.06%
Net Assets End of Period (000's)        $ 55,290           $ 51,193           $ 47,080           $ 42,256           $ 40,807
Ratio of Expenses to
   Average Net Assets(2)                    0.75%              0.75%              0.75%              0.75%              0.75%
Ratio of Net Investment Income
   to Average Net Assets                    4.14%              3.80%              3.82%              4.30%              5.04%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           0.75%              0.76%              0.79%              0.78%              0.82%
Portfolio Turnover Rate                       25%                25%                57%                66%                55%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 32

                                                                        GOVERNMENT BOND FUND

                                       Year ended         Year ended         Year ended         Year ended         Year ended
                                     Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003(1)  Sept. 30, 2002
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                  $  10.40           $  10.62           $  10.93           $  11.02           $  10.80
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.41               0.31               0.25               0.36               0.44
Net Realized and Unrealized
   Gains (Losses) on Securities            (0.12)             (0.16)             (0.17)             (0.07)              0.34
---------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.29               0.15               0.08               0.29               0.78
---------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.41)             (0.31)             (0.25)             (0.37)             (0.44)
Distributions from
   Realized Capital Gains                     --              (0.06)             (0.14)             (0.01)             (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.41)             (0.37)             (0.39)             (0.38)             (0.56)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  END OF PERIOD                         $  10.28           $  10.40           $  10.62           $  10.93           $  11.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               2.89%              1.42%              0.81%              2.68%              7.53%
Net Assets End of Period (000's)        $ 35,671           $ 28,132           $ 20,901           $ 15,596           $ 14,502
Ratio of Expenses to
   Average Net Assets                       0.70%              0.70%              0.70%              0.70%              0.70%
Ratio of Net Investment Income
   to Average Net Assets                    4.04%              2.98%              2.39%              3.26%              4.11%(2)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           0.78%              0.79%              0.81%              0.81%              0.86%
Portfolio Turnover Rate                       62%                58%               169%                54%                70%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.

(2)   Ratios reflect the impact of significant changes in average net assets and the effects of annualization.

                           CNI CHARTER FUNDS | PAGE 33

                                                                   CALIFORNIA TAX EXEMPT BOND FUND

                                       Year ended         Year ended         Year ended         Year ended         Year ended
                                     Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003     Sept. 30, 2002
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                  $  10.26           $  10.41           $  10.60           $  10.83           $  10.50
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.29               0.28               0.27               0.31               0.36
Net Realized and Unrealized
   Gains (Losses) on Securities             0.03              (0.11)             (0.06)             (0.04)              0.41
---------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.32              (0.17)              0.21               0.27               0.77
---------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.29)             (0.28)             (0.27)             (0.31)             (0.35)
Distributions from
   Realized Capital Gains                  (0.04)             (0.04)             (0.13)             (0.19)             (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions            (0.33)             (0.32)             (0.40)             (0.50)             (0.44)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  END OF PERIOD                         $  10.25           $  10.26           $  10.41           $  10.60           $  10.83
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               3.18%              1.65%              2.00%              2.63%              7.58%
Net Assets End of Period (000's)        $ 26,074           $ 22,768           $ 17,789           $ 14,546           $ 16,147
Ratio of Expenses to
   Average Net Assets(2)                    0.50%              0.50%              0.50%              0.50%              0.50%
Ratio of Net Investment Income
   to Average Net Assets                    2.85%              2.70%              2.55%              2.91%              3.33%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           0.62%              0.63%              0.65%              0.65%              0.70%
Portfolio Turnover Rate                     0.43%                54%                51%                68%                90%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 34

                                                                        HIGH YIELD BOND FUND

                                       Year ended         Year ended         Year ended         Year ended         Year ended
                                     Sept. 30, 2006(1)  Sept. 30, 2005(1)  Sept. 30, 2004(1)  Sept. 30, 2003     Sept. 30, 2002
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                  $   9.04           $   9.31           $   8.95           $   8.16           $   8.57
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       0.68               0.71               0.72               0.76               0.83
Net Realized and Unrealized
   Gains (Losses) on Securities            (0.08)             (0.27)              0.36               0.79              (0.40)
---------------------------------------------------------------------------------------------------------------------------------
Total from Operations                       0.60               0.44               1.08               1.55               0.43
---------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   (0.68)             (0.71)             (0.72)             (0.76)             (0.84)
---------------------------------------------------------------------------------------------------------------------------------
Total Dividends                            (0.68)             (0.71)             (0.72)             (0.76)             (0.84)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  END OF PERIOD                         $   8.96           $   9.04           $   9.31           $   8.95           $   8.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                               6.90%              4.85%             12.47%             19.75%              4.80%
Net Assets End of Period (000's)        $ 20,887           $ 22,588           $ 22,860           $ 13,387           $ 10,020
Ratio of Expenses to
   Average Net Assets(2)                    1.00%              1.00%              1.00%              1.00%              1.00%
Ratio of Net Investment Income
   to Average Net Assets                    7.58%              7.71%              7.87%              8.84%              9.48%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)           1.10%              1.11%              1.14%              1.13%              1.18%
Portfolio Turnover Rate                       23%                46%                35%                36%                30%

_____________________
*     Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 35

important terms to know

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a
Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

DURATION -- the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/CITIGROUP GROWTH INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500/CITIGROUP VALUE INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as value stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest
U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values.
The Index is reconstituted annually effective the last Friday of June each year.
The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

RUSSELL 2500 VALUE INDEX -- measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value
Index.

LEHMAN INTERMEDIATE U.S. CORPORATE INDEX -- comprised of fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $150 million par outstanding, an investment grade rating from Moody's Investors Service (Baa3 or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX -- comprised of securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon have between 1 and 10 years to maturity, and at least $150 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN CA INTERMEDIATE-SHORT MUNICIPAL INDEX -- comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody's Investors
Service (Baa3 or better), and are publicly registered. The individual issues must also have at least $5 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

CITIGROUP HIGH YIELD MARKET INDEX -- comprised of cash-pay deferred-interest and
Rule 144A bonds with remaining maturities of at least one year and a minimum amount outstanding of U.S. $100 million The issuers are domiciled in either the
United States or Canada.

                           CNI CHARTER FUNDS | PAGE 36

privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI
Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds'
Privacy Principles, please contact your investment professional or the Funds at
1-888-889-0799.

                           CNI CHARTER FUNDS | PAGE 37

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of
Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and
Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the
Annual and Semi-Annual Reports (when available), please contact:

        SEI Investments Distribution Co.
        One Freedom Valley Drive
        Oaks, Pennsylvania 19456
        1-888-889-0799

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o     by written request (including duplication fee) to the Public Reference
      Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

The Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-004-0600

--------------------------------------------------------------------------------

                     CNI CHARTER FUNDS(SM) [LOGO OMITTED](R)

                                [GRAPHIC OMITTED]

      Class A

      Large Cap Growth Equity Fund

      Large Cap Value Equity Fund

      RCB Small Cap Value Fund

      Corporate Bond Fund

      Government Bond Fund

      California Tax Exempt Bond Fund

      High Yield Bond Fund

      PROSPECTUS DATED JANUARY 31, 2007
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                     CNI CHARTER FUNDS(SM) [LOGO OMITTED](R)

PROSPECTUS DATED JANUARY 31, 2007

Class A

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

RCB Small Cap Value Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE
FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. MUTUAL
FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR ISSUED,
ENDORSED OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES
RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE FUNDS

    Large Cap Growth Equity Fund
       (the "Large Cap Growth Fund") ..........................................1

    Large Cap Value Equity Fund

FOR MORE INFORMATION .................................................back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors
seeking more in-depth explanations of the Funds described herein should request the SAI and review it before purchasing shares.

This Prospectus offers Class A shares of the Large Cap Growth Fund, the Large
Cap Value Fund, the RCB Small Cap Value Fund, the Corporate Bond Fund, the
Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield
Bond Fund (each a "Fund" and together, the "Funds"), series of CNI Charter
Funds. Class A shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs. The
Funds offer other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

large cap growth fund

OUR GOAL

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth. The goal of the
Large Cap Growth Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American
Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Growth Index (over time the range varies, and was $1.3 billion to $427 billion as of December 31, 2006). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the
Large Cap Growth Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup
Growth Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP GROWTH FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The Large Cap Growth Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the Large Cap Growth Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Growth Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks.
For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Large Cap Growth
Fund for the indicated periods. Of course, the Large Cap Growth Fund's past performance (before and after taxes) does not necessarily indicate how the Large
Cap Growth Fund will perform in the future.

                           CNI CHARTER FUNDS | PAGE 1

This bar chart shows the performance of the Large Cap Growth Fund's Class A shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    -10.25%       -22.28%       22.96%       5.74%       2.81%       8.41%
   ------------------------------------------------------------------------
     2001          2002          2003        2004        2005        2006

                      Best Quarter          Worst Quarter
                         13.43%                -14.85%
                       (Q4 2001)              (Q2 2002)

This table shows the Large Cap Growth Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                                        Since
Large Cap Growth Fund                     One Year     Five Years     Inception
--------------------------------------------------------------------------------
Return Before Taxes                         8.41%        2.41%        -3.01%(3)
Return After Taxes on
   Distributions(1)                         8.39%        2.39%        -3.02%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)                   5.46%        2.05%        -2.52%(3)
S&P 500/Citigroup
   Growth Index(2)                         11.01%        1.87%        -3.38%(4)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.
(3)   Since January 14, 2000. Class A shares commenced operations on March 28,
      2000. Prior to March 28, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Large Cap Growth
      Fund. Institutional Class shares, which were first offered on January 14,
      2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the
      Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP GROWTH FUND

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Large Cap Growth Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.65%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses
      Shareholder Servicing Fee                           0.25%
      Other Fund Expenses                                 0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                             1.25%

 *    The "Management Fee" is an annual fee, payable monthly out of the Large
      Cap Growth Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE LARGE CAP GROWTH FUND FOR EXPENSES TO THE EXTENT NECESSARY
      TO KEEP CLASS A TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT
      FISCAL YEAR AT OR BELOW 1.30%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap Growth Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large
Cap Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Growth Fund's operating expenses remain the same. The
Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                   3 Years              5 Years                  10 Years
--------------------------------------------------------------------------------
$127                      $397                 $686                     $1,511
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 2

large cap value fund

OUR GOALS

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depository
Receipts of large foreign corporations which are undervalued. The goals of the
Large Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of equity securities of large U.S. corporations and U.S. dollar denominated American
Depository Receipts of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500/Citigroup Value Index (over time the range varies, and was $1.3 billion to $387 billion as of December 31, 2006). We use a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the
Large Cap Value Fund is not an index fund, we seek to manage the portfolio's overall risk characteristics to be similar to those of the S&P 500/Citigroup
Value Index.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Large Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the Large Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Large Cap Value Fund is also subject to the risk that its principal market segment, large capitalization value stocks, may underperform other equity market segments or the market as a whole.

FOREIGN SECURITIES - Foreign stocks tend to be more volatile than U.S. stocks, and are subject to risks that are not typically associated with domestic stocks.
For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Large Cap Value
Fund for the indicated periods. Of course, the Large Cap Value Fund's past performance (before and after taxes) does not necessarily indicate how the Large
Cap Value Fund will perform in the future.

                           CNI CHARTER FUNDS | PAGE 3

This bar chart shows the performance of the Large Cap Value Fund's Class A shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    -12.07%       -20.40%       32.82%      13.07%       7.66%       19.88%
   -------------------------------------------------------------------------
     2001          2002          2003        2004        2005         2006

                      Best Quarter          Worst Quarter
                         18.75%                -19.59%
                       (Q2 2003)              (Q3 2002)

This table shows the Large Cap Value Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of companies similar to those held by the Fund.

                                                                        Since
Large Cap Value Fund                      One Year     Five Years     Inception
--------------------------------------------------------------------------------
Return Before Taxes                        19.88%         9.06%       5.05%(3)
Return After Taxes on
   Distributions(1)                        18.49%         8.41%       4.23%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)                  14.03%         7.71%       4.08%(3)
S&P 500/Citigroup
   Value Index(2)                          20.80%        10.43%       6.72%(4)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Reflects no deduction for fees, expenses or taxes.
(3)   Since January 14, 2000. Class A Shares commenced operations on April 13,
      2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Large Cap Value
      Fund. Institutional Class shares, which were first offered on January 14,
      2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the
      Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE LARGE CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Large Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.62%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses
      Shareholder Servicing Fee                          0.25%
      Other Fund Expenses                                0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating
   Expenses**                                                             1.22%

 *    The "Management Fee" is an annual fee, payable monthly out of the Large
      Cap Value Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE LARGE CAP VALUE FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP CLASS A TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL
      YEAR AT OR BELOW 1.25%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Large Cap Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Large
Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large Cap Value Fund's operating expenses remain the same. The
Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                     3 Years               5 Years               10 Years
--------------------------------------------------------------------------------
$124                        $387                  $670                  $1,477
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 4

rcb small cap value fund

OUR GOAL

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the RCB Small Cap Value Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.

The overall investment philosophy of the RCB Small Cap Value Fund involves a value-oriented focus on preservation of capital over the long term and a
"bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:

      o   Return on capital trends;

      o   Cash flow and/or earnings growth;

      o   Free cash flow;

      o   Balance sheet integrity; and

      o   Intrinsic value analysis.

Our research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the RCB Small Cap Value Fund's portfolio holdings include disappointment in management or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates that it will have a low rate of portfolio turnover. This means that the RCB Small Cap Value Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

PRINCIPAL RISKS OF INVESTING IN THE RCB SMALL CAP VALUE FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The RCB Small Cap Value Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - By investing in stocks, the RCB Small Cap Value Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment in the RCB Small Cap Value Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual

                           CNI CHARTER FUNDS | PAGE 5

companies may report poor results or be negatively affected by industry and/or economic trends and developments. The RCB Small Cap Value Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

SMALLER CAPITALIZED COMPANIES - The RCB Small Cap Value Fund primarily invests in smaller capitalized companies. We believe that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the RCB Small Cap Value Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).
Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the RCB Small Cap Value
Fund may hold a significant percentage of a company's outstanding shares, which means that the RCB Small Cap Value Fund may have to sell such investments at discounts from quoted prices.

FOCUS - The RCB Small Cap Value Fund holds a relatively small number of securities positions, each representing a relatively large portion of the RCB
Small Cap Value Fund's capital. Losses incurred in such positions could have a material adverse effect on the RCB Small Cap Value Fund's overall financial condition. The RCB Small Cap Value Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the RCB Small Cap
Value Fund and may be focused on different sectors or industries than the RCB
Small Cap Value Fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the RCB Small Cap Value
Fund for the indicated periods. Of course, the RCB Small Cap Value Fund's past performance (before and after taxes) does not necessarily indicate how the RCB
Small Cap Value Fund will perform in the future.

Class A Shares of the RCB Small Cap Value Fund commenced operations on October
3, 2001. In the bar chart and the performance table, performance results for the period from October 1, 2001 through October 2, 2001 are for the Class R shares of the RCB Small Cap Value Fund, which were initially issued in connection with the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") on October
1, 2001. Performance results for the period before October 1, 2001 are for the
Predecessor Fund, which commenced operations on September 30, 1998. Class A shares' annual returns would have been substantially similar to those of the
Class R shares because shares of each Class are invested in the same portfolio of securities. Class R shares of the RCB Small Cap Value Fund are not offered by this Prospectus.

                           CNI CHARTER FUNDS | PAGE 6

This bar chart shows the performance of the RCB Small Cap Value Fund's Class A shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 17.85%    12.87%    21.52%    -10.80%    47.81%    19.42%    -1.61%    13.46%
-------------------------------------------------------------------------------
  1999      2000      2001      2002       2003      2004      2005      2006

                     Best Quarter           Worst Quarter
                        27.83%                 -20.21%
                       (Q2 2003)              (Q3 2002)

This table shows the average annual total returns for the periods ending
December 31, 2006. The table also shows how the Fund's performance compares with the returns of indices comprised of companies similar to those held by the Fund.

RCB Small Cap                                                  Since Inception
Value Fund                       One Year     Five Years          (9/30/98)
--------------------------------------------------------------------------------
Return Before Taxes               13.46%        11.94%             16.89%
Return After Taxes
   on Distributions(1)            13.21%        11.67%             16.41%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                       9.09%        10.42%             14.98%
Russell 2000 Index(2)             18.37%        11.39%             11.21%
Russell 2000 Value
   Index(2)                       23.48%        15.37%             14.59%
Russell 2500 Value
   Index(2)                       20.18%        15.51%             14.59%

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE RCB SMALL CAP VALUE FUND

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the RCB Small Cap Value Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the RCB Small Cap Value
Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.85%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses
      Shareholder Servicing Fee                          0.25%
      Other Fund Expenses                                0.11%
Total Other Expenses                                                      0.36%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                    1.46%

 *    The "Management Fee" is an annual fee, payable monthly out of the RCB
      Small Cap Value Fund's net assets.
**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE RCB SMALL CAP VALUE FUND FOR EXPENSES TO THE EXTENT
      NECESSARY TO KEEP CLASS A TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE
      CURRENT FISCAL YEAR AT OR BELOW 1.49%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the RCB Small
      Cap Value Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the RCB
Small Cap Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the RCB Small Cap Value
Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the RCB Small Cap Value Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                       3 Years             5 Years               10 Years
--------------------------------------------------------------------------------
$149                          $462                $797                  $1,746
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 7

corporate bond fund

OUR GOALS

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Corporate
Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio of fixed income securities, at least 80% of which consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S.
dollars. We may also purchase mortgage backed and asset backed instruments whose maturities and durations are consistent with an intermediate term strategy. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. We will typically invest in corporate issues with a minimum credit rating from Moody's
Investors Service or Standard & Poor's Corporation of Baa or BBB, mortgage backed and asset backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of A1 or P1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the Corporate
Bond Fund. The Corporate Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Corporate Bond
Fund.

PRINCIPAL RISK OF INVESTING IN THE CORPORATE BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Corporate Bond Fund may expose you to certain risks that could cause you to lose money. The principal risk to consider is:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Corporate Bond Fund is subject to the risk that its market segment, fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Corporate Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the Corporate Bond
Fund's securities. The Corporate Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Corporate Bond Fund is not a money market fund.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Corporate Bond Fund for the indicated periods. Of course, the Corporate Bond Fund's past performance
(before and after taxes) does not necessarily indicate how the Corporate Bond
Fund will perform in the future.

                           CNI CHARTER FUNDS | PAGE 8

This bar chart shows the performance of the Corporate Bond Fund's Class A shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

       8.22%       7.34%       5.03%        2.14%       0.94%        3.57%
      ---------------------------------------------------------------------
       2001        2002        2003         2004        2005         2006

                      Best Quarter          Worst Quarter
                         4.42%                 -2.56%
                       (Q3 2001)              (Q2 2004)

This table shows the Corporate Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                        Since
Corporate Bond Fund                   One Year       Five Years       Inception
--------------------------------------------------------------------------------
Return Before Taxes                    3.57%           3.78%          5.26%(3)
Return After Taxes on
   Distributions(1)                    2.16%           2.27%          3.39%(3)
Return After Taxes on
   Distributions and
   Sale of Fund Shares(1)              2.30%           2.35%          3.37%(3)
Lehman Intermediate
   U.S. Corporate
   Index(2)                            4.57%           5.45%          6.72%(4)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   Since January 14, 2000. Class A shares commenced operations on April 13,
      2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Corporate Bond
      Fund. Institutional Class shares, which were first offered on January 14,
      2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the
      Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4)   The index comparison shown begins on January 31, 2000.

FEES AND EXPENSES OF THE CORPORATE BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Corporate Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.40%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses
   Shareholder Servicing Fee                              0.25%
   Other Fund Expenses                                    0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                    1.00%

 *    The "Management Fee" is an annual fee, payable monthly out of the
      Corporate Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE CORPORATE BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP CLASS A TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL
      YEAR AT OR BELOW 1.00%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Corporate Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the
Corporate Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Corporate Bond Fund's operating expenses remain the same. The
Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                     3 Years                5 Years              10 Years
--------------------------------------------------------------------------------
$102                        $318                   $552                 $1,225
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 9

government bond fund

OUR GOALS

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Government Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of U.S.
Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We may also purchase mortgage backed and asset backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate term strategy. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from two to six years. The
Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Government Bond Fund.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The Government Bond Fund may expose you to certain risks that could cause you to lose money. The principal risks to consider are:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Government Bond Fund is subject to the risk that its market segment, government fixed income securities, may underperform other fixed income market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Government Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the
Government Bond Fund's securities. The Government Bond Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The Government
Bond Fund is not a money market fund.

                           CNI CHARTER FUNDS | PAGE 10

GOVERNMENT-SPONSORED ENTITIES RISK - Although the Government Bond Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, such securities may not be guaranteed or insured by the U.S.
Government and may only be supported by the credit of the issuing agency. For example, the Federal National Mortgage Association guarantees full and timely payment of all interest and principal of its pass-through securities, and the
Federal Home Loan Mortgage Corporation guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government.
The principal and interest on Government National Mortgage Association ("GNMA")
pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the Government Bond
Fund for the indicated periods. Of course, the Government Bond Fund's past performance (before and after taxes) does not necessarily indicate how the
Government Bond Fund will perform in the future.

This bar chart shows the performance of the Government Bond Fund's Class A shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      7.27%       8.56%       1.33%        1.40%       1.15%        3.44%
     --------------------------------------------------------------------
      2001        2002        2003         2004        2005         2006

                      Best Quarter          Worst Quarter
                         4.51%                 -1.54%
                       (Q3 2001)              (Q2 2004)

This table shows the Government Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                        Since
Government Bond Fund                One Year         Five Years       Inception
--------------------------------------------------------------------------------
Return Before Taxes                  3.44%             3.14%           4.57%(3)
Return After Taxes
   on Distributions(1)               2.09%             1.94%           3.05%(3)
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                         2.22%             2.00%           3.00%(3)
Lehman Intermediate
   U.S. Government
   Bond Index(2)                     3.83%             3.92%           5.59%(4)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   Since January 14, 2000. Class A shares commenced operations on April 13,
      2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the Government Bond
      Fund. Institutional Class shares, which were first offered on January 14,
      2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the
      Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4)   The index comparison shown begins on January 31, 2000.

                           CNI CHARTER FUNDS | PAGE 11

FEES AND EXPENSES OF THE GOVERNMENT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Government Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.43%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses
   Shareholder Servicing Fee                             0.25%
   Other Fund Expenses                                   0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                    1.03%

 *    The "Management Fee" is an annual fee, payable monthly out of the
      Government Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE GOVERNMENT BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP CLASS A TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL
      YEAR AT OR BELOW 0.95%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Government Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the
Government Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Government Bond Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                     3 Years               5 Years               10 Years
--------------------------------------------------------------------------------
$105                         $328                 $569                  $1,259
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 12

california tax exempt bond fund

OUR GOALS

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the California Tax Exempt Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a portfolio, at least 80% of which consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The
California Tax Exempt Bond Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the California Tax Exempt Bond
Fund. The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, and at least 80%
of its total assets in debt securities, the interest from which is expected to be exempt from federal and California state personal income taxes. We actively manage the average duration of the portfolio in accordance with our expectations of interest rate changes as driven by economic trends. The average duration of the portfolio will typically range from three to eight years. We will typically invest in issues with a minimum credit rating from Moody's Investors Service or
Standard & Poor's Corporation of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from
Moody's of MIG1 or VMIG1 or from Standard & Poor's of SP1 or A1. We may retain a security after it has been downgraded below the minimum credit rating if we determine that it is in the best interests of the California Tax Exempt Bond
Fund.

PRINCIPAL RISKS OF INVESTING IN THE CALIFORNIA TAX EXEMPT BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. The California Tax Exempt Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities more volatile than higher rated securities. The average duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the California Tax Exempt Bond Fund is subject to the risk that its market segment, municipal debt securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the California Tax Exempt Bond Fund. Changes in the financial condition of issuers also may adversely affect the value of the
California Tax Exempt Bond Fund's securities. The California Tax Exempt Bond
Fund may invest in bonds rated below investment grade, which involve greater risks of default or downgrade and are more volatile than investment grade securities. The California Tax Exempt Bond Fund is not a money market fund.

                           CNI CHARTER FUNDS | PAGE 13

GOVERNMENT RISK - State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of
California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the California Tax Exempt Bond
Fund's holdings.

NON-DIVERSIFICATION - The California Tax Exempt Bond Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the California Tax Exempt Bond Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the California Tax Exempt Bond Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations. See the SAI for more detailed information regarding
California developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the California Tax
Exempt Bond Fund for the indicated periods. Of course, the California Tax Exempt
Bond Fund's past performance (before and after taxes) does not necessarily indicate how the California Tax Exempt Bond Fund will perform in the future.

This bar chart shows the performance of the California Tax Exempt Bond Fund's
Class A shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

       3.95%      8.08%       2.85%        1.94%       1.20%        3.08%
      -------------------------------------------------------------------
       2001       2002        2003         2004        2005         2006

                      Best Quarter          Worst Quarter
                         4.26%                 -1.91%
                       (Q3 2002)              (Q2 2004)

This table shows the California Tax Exempt Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the
Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

California Tax Exempt                                                   Since
Bond Fund                            One Year        Five Years       Inception
--------------------------------------------------------------------------------
Return Before Taxes                   3.08%            3.41%          4.11%(3)
Return After Taxes on
   Distributions(1)                   3.08%            3.23%          4.35%(3)
Return After Taxes on
   Distributions and Sale
   of Fund Shares(1)                  2.94%            3.23%          4.31%(3)
Lehman CA
   Intermediate -
   Short Municipal
   Index(2)                           3.62%            3.91%          4.65%(4)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   Since January 14, 2000. Class A shares commenced operations on April 13,
      2000. Prior to April 13, 2000, performance for Class A shares is based on the performance of the Institutional Class shares of the California Tax
      Exempt Bond Fund. Institutional Class shares, which were first offered on
      January 14, 2000, are not offered in this prospectus. However, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of the
      Institutional Class shares does not reflect the Class A shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than as shown above.
(4)   The index comparison shown begins on January 31, 2000.

                           CNI CHARTER FUNDS | PAGE 14

FEES AND EXPENSES OF THE CALIFORNIA TAX EXEMPT BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the California Tax
Exempt Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.27%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses
   Shareholder Servicing Fee                              0.25%
   Other Fund Expenses                                    0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                    0.87%

 *    The "Management Fee" is an annual fee, payable monthly out of the
      California Tax Exempt Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE CALIFORNIA TAX EXEMPT BOND FUND FOR EXPENSES TO THE EXTENT
      NECESSARY TO KEEP CLASS A TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE
      CURRENT FISCAL YEAR AT OR BELOW 0.75%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the California
      Tax Exempt Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the
California Tax Exempt Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the California
Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Tax Exempt Bond
Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performances. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                    3 Years                 5 Years              10 Years
--------------------------------------------------------------------------------
$89                        $278                    $482                 $1,073
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 15

high yield bond fund

OUR GOAL

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (I.E., "junk bonds").
The goal of the High Yield Bond Fund can only be changed with shareholder approval.

PRINCIPAL STRATEGY

We purchase a diversified portfolio, at least 80% of which consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. We may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. We may also invest in equity securities. We seek to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, we purchase investments diversified across issuers, industries and sectors. The average maturity of the High Yield Bond Fund's investments will vary. There is no limit on the maturity or on the credit quality of any security.

PRINCIPAL RISKS OF INVESTING IN THE HIGH YIELD BOND FUND

As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. The High Yield Bond Fund may expose you to certain risks that could cause you to lose money. Here are the principal risks to consider:

MARKET RISK - The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, fixed income securities will decrease in value if interest rates rise and vice versa, with lower rated securities (such as those in which the High
Yield Bond Fund primarily invests) more volatile than higher rated securities.
The average maturity and duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the High Yield Bond Fund is subject to the risk that its market segment, high yield fixed income securities, may underperform other market segments or the markets as a whole. Economic or political changes may adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the High Yield Bond Fund. Changes in the financial condition of issuers could have a material adverse effect on the value of the
High Yield Bond Fund's securities. The High Yield Bond Fund is not a money market fund.

HIGH YIELD ("JUNK") BONDs - High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

                           CNI CHARTER FUNDS | PAGE 16

FOREIGN SECURITIES - The High Yield Bond Fund may invest in foreign securities.
Foreign investments may be subject to risks that are not typically associated with investing in domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.
The High Yield Bond Fund may invest in foreign securities denominated in foreign currencies, whose value may decline against the U.S. dollar.

EQUITY SECURITIES - The value of the High Yield Bond Fund's equity investments will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

PAST PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Class A shares of the High Yield Bond
Fund for the indicated periods. Of course, the High Yield Bond Fund's past performance (before and after taxes) does not necessarily indicate how the High
Yield Bond Fund will perform in the future.

This bar chart shows the performance of the High Yield Bond Fund's Class A shares based on a calendar year.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      9.20%       2.07%      19.16%       11.13%       1.00%        9.25%
     ---------------------------------------------------------------------
      2001        2002        2003         2004        2005         2006

                      Best Quarter          Worst Quarter
                         8.03%                 -3.24%
                       (Q4 2001)              (Q2 2002)

This table shows the High Yield Bond Fund's average annual total returns for the periods ending December 31, 2006. The table also shows how the Fund's performance compares with the returns of an index comprised of fixed income securities similar to those held by the Fund.

                                                                Since Inception
High Yield Bond Fund                One Year     Five Years        (1/14/00)
--------------------------------------------------------------------------------
Return Before Taxes                   9.25%         8.32%            7.26%
Return After Taxes on
   Distributions(1)                   6.54%         5.33%            4.00%
Return After Taxes
   on Distributions
   and Sale of Fund
   Shares(1)                          5.94%         5.30%            4.15%
Citigroup High Yield
   Market Index(2)                   11.55%        10.16%            7.29%(3)

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)   Reflects no deduction for fees, expenses or taxes.
(3)   The index comparison shown begin on January 31, 2000.

                           CNI CHARTER FUNDS | PAGE 17

FEES AND EXPENSES OF THE HIGH YIELD BOND FUND

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the High Yield Bond Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the High Yield Bond Fund.

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fee*                                                           0.75%
Distribution (12b-1) Fees                                                 0.30%
Other Expenses
   Shareholder Servicing Fee                            0.25%
   Other Fund Expenses                                  0.10%
Total Other Expenses                                                      0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                    1.40%

 *    The "Management Fee" is an annual fee, payable monthly out of the High
      Yield Bond Fund's net assets.

**    THE INVESTMENT MANAGER HAS VOLUNTARILY AGREED TO LIMIT ITS FEES OR
      REIMBURSE THE HIGH YIELD BOND FUND FOR EXPENSES TO THE EXTENT NECESSARY TO
      KEEP CLASS A TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL
      YEAR AT OR BELOW 1.30%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the High Yield Bond Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

EXAMPLE

The Example is intended to help you compare the cost of investing in the High
Yield Bond Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund's operating expenses remain the same. The
Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                     3 Years                 5 Years             10 Years
--------------------------------------------------------------------------------
$143                        $443                    $766                $1,680
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 18

management of the funds

INVESTMENT MANAGER

City National Asset Management, Inc. ("CNAM") provides the Funds with investment management services. CNAM's address is City National Center, 400 North Roxbury
Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s with approximately $5.2 billion in assets as of December 31, 2006. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2006, CNB and its affiliates had approximately $48.6 billion in assets under administration, which includes $27.8 billion in assets under management.

CNAM received for its investment management services a fee at the annual rate of
0.65% of average daily net assets of the Large Cap Growth Fund, 0.62% of average daily net assets of the Large Cap Value Fund, 0.85% of average daily net assets of the RCB Small Cap Value Fund, 0.40% of average daily net assets of the
Corporate Bond Fund, 0.36% of average daily net assets of the Government Bond
Fund, 0.16% of average daily net assets of the California Tax Exempt Bond Fund and 0.66% of average daily net assets of the High Yield Bond Fund for the fiscal year ended September 30, 2006. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years.

A discussion regarding the basis of the Board of Trustees' approval of the
Funds' investment advisory agreement with CNAM is available in the Funds'
Semi-Annual Report for the most recent fiscal period ended March 31.

PORTFOLIO MANAGERS

Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large
Cap Value Fund and the Large Cap Growth Fund. Rodney J. Olea and William C.
Miller serve as portfolio managers for the Corporate Bond Fund. Rodney J. Olea and Paul C. Single serve as portfolio managers for the Government Bond Fund.
Rodney J. Olea and Alan Remedios serve as portfolio managers for the California
Tax Exempt Bond Fund.

RICHARD A. WEISS is President and Chief Investment Officer of CNAM. Mr. Weiss
has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the Funds' predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief
Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master's in
Business Administration ("MBA"), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The
Wharton School at the University of Pennsylvania.

BRIAN L. GARBE is Senior Vice President and Director of Research of CNAM. Mr.
Garbe has over 15 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection strategies for CNAM. Prior to joining CNB in 1999,
Mr. Garbe was Vice President and Director of Research at Sanwa Bank California.
Mr. Garbe holds an MBA from the Anderson Graduate School of Management at
University of California, Los Angeles ("UCLA") and an undergraduate degree in
Applied Mathematics from UCLA.

                           CNI CHARTER FUNDS | PAGE 19

RODNEY J. OLEA is Senior Vice President and Director of Fixed Income of CNAM.
Mr. Olea has over 20 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with
CNB since 1994. He has a degree in Economics from UCLA.

WILLIAM C. MILLER, JR. is Vice President and Senior Fixed Income Portfolio
Manager for CNAM. Mr. Miller has over 10 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was Investment
Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a
Chartered Financial Analyst, holds a Bachelor's degree with a concentration in
Finance from California State University, Fullerton.

PAUL C. SINGLE is Vice President and Senior Fixed Income Portfolio Manager for
CNAM. Mr. Single has over 23 years of institutional investment management experience and specializes in investment grade taxable fixed income securities.
Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of
Wells Capital Management.

ALAN REMEDIOS is Vice President and Senior Fixed Income Portfolio Manager for
CNAM. Mr. Remedios has over 16 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities for CNAM. Prior to joining CNB in 1999, Mr. Remedios was Vice President and
Portfolio Manager at U.S. Trust Company. Mr. Remedios, a Chartered Financial
Analyst, holds a degree in Finance from California State Polytechnic University.

SUB-ADVISORS

REED CONNER & BIRDWELL LLC ("RCB"), a wholly owned subsidiary of City National
Corporation, currently serves as the RCB Small Cap Value Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB's address is 11111 Santa Monica Blvd.,
Suite 1700, Los Angeles, California 90025. As of December 31, 2006, RCB managed assets of approximately $3.66 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over 45 years.

Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment
Officer, and Thomas D. Kerr, Principal and Vice President, Portfolio Management
and Research, are principally responsible for the management of the RCB Small
Cap Value Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with RCB is available in the Funds' Semi-Annual Report for the most recent fiscal period ended March 31.

HALBIS CAPITAL MANAGEMENT (USA), INC. ("Halbis Capital USA") currently serves as the High Yield Bond Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM.
Halbis Capital USA's principal offices are located at 452 Fifth Avenue, New
York, NY 10018. It was formed in June, 2005, and is a wholly-owned subsidiary of
Halbis Capital Management (UK), Ltd., which in turn is ultimately a part of HSBC
Group, plc, one of the world's largest banking and financial services organizations.

Halbis Capital USA provides investment advisory services relating to U.S. fixed income, high yield fixed income, emerging markets fixed income and alternative investment products. Halbis Capital USA is one of a number of HSBC Group subsidiaries (collectively referred to as "HSBC Group Investment Businesses")
engaged in investment advisory and fund

                           CNI CHARTER FUNDS | PAGE 20

management activities in many countries throughout the world. As of December 31,
2006, HSBC Group Investment Businesses managed assets of approximately $328.5 billion worldwide, and Halbis Capital USA managed assets of approximately $7.6 billion.

The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing
Director and the head of the high yield management team at Halbis Capital USA.
The high yield management team, including Mr. Lindquist, joined HSBC Investments
May 1, 2005. Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC ("CSAM").
He joined CSAM in 1995 as a result of the acquisition of CS First Boston
Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago
Graduate School of Business.

A discussion regarding the basis of the Board of Trustees' approval of CNAM's sub-advisory agreement with Halbis Capital USA is available in the Funds' Annual
Report for the fiscal year ended September 30, 2005.

OTHER SUB-ADVISORS. Under current law, the appointment of a new sub-advisor generally would require the approval of a Fund's shareholders. Although CNAM does not currently intend to replace any of the current sub-advisors, the Funds have received an exemptive order from the Securities and Exchange Commission
(the "SEC"). This order would permit CNAM, subject to certain conditions required by the SEC, to replace any sub-advisor, other than RCB, with a new unaffiliated, third-party sub-advisor with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of any change in any of the sub-advisors and be provided with information regarding any new sub-advisor. An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM has the ultimate responsibility to monitor any sub-advisors and recommend their hiring, termination and replacement. CNAM may also terminate any sub-advisor and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Funds. The Administrator is located at
One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor") serves as the Funds'
distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be
reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a plan (the "Plan") for their Class A shares under Rule
12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the
Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class A shares (0.30% for the High
Yield Bond Fund). The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services.
Although the Funds do not have a front-end load, because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                           CNI CHARTER FUNDS | PAGE 21

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the
Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries (including CNB) for services provided to Class A shareholders. Because these fees are paid out of the Funds' assets, over time these fees will also increase the cost of your investment. Shareholder servicing fees under that plan, as a percentage of average daily net assets, are 0.25% for Class A shares of the Funds, a portion or all of which may be received by CNB or its affiliates.

                           CNI CHARTER FUNDS | PAGE 22

additional investment strategies and related risks

The following risks of the Funds referred to below are related to investment strategies that are material but not fundamental strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above. See risks described with respect to each Fund under the section entitled "The
Funds."

FOREIGN SECURITIES - The Large Cap Growth Fund, the Large Cap Value Fund, the
RCB Small Cap Value Fund and the High Yield Bond Fund may invest in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

DEFENSIVE INVESTMENTS - The strategies described in this prospectus are those the Funds use under normal circumstances. At the discretion of each Fund's portfolio managers, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a
Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER - Each Fund will sell a security when its portfolio manager believes it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a
Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of
100% or more is considered high.

SECTOR CONCENTRATION - From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy.
To the extent a Fund's assets are invested in a sector of the economy, the Fund will be subject to market and economic factors impacting companies in that sector.

SMALLER CAPITALIZED COMPANIES - The RCB Small Cap Value Fund will invest in smaller capitalized companies. CNAM believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that a
Fund has significant exposure to smaller capitalized or unseasoned companies
(those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.

                           CNI CHARTER FUNDS | PAGE 23

how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Funds are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized
Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses. You will also generally have to address your correspondence or questions regarding the Funds to your
Authorized Institution.

HOW TO BUY SHARES

To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your
Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the
Fund or its shareholders.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S.
persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit

                           CNI CHARTER FUNDS | PAGE 24

proceeds to you via check. The Funds reserve the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

HOW TO SELL SHARES

You may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a "redemption in kind"). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Funds may suspend your right to redeem your shares if the New York Stock
Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws.
Please see the SAI for a more detailed discussion.

HOW TO EXCHANGE SHARES

You may exchange Class A shares of a Fund for Class A shares of any other CNI
Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or net asset value
("NAV") of the relevant Funds next calculated after we receive your exchange request. To exchange shares of a Fund, you should contact your Authorized
Institution.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange

                           CNI CHARTER FUNDS | PAGE 25

order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer
Agency), transfer agent to the Funds (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Funds' market timing prevention policy by monitoring transaction activity in the Funds. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a
"round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the
Funds' distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading.

GENERAL INFORMATION

How and when we calculate each Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of each Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

On any business day when the Bond Market Association (the "BMA") recommends that the securities markets close early, each of the Corporate Bond Fund, the
Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield
Bond Fund (each, a "Bond Fund") reserves the right to close at or prior to the
BMA recommended closing time. If a Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Bond
Fund's closing time and credit will be given on the next business day.

If we receive your purchase, redemption or exchange order from your Authorized
Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized
Institution time to process your request and transmit it to the Funds before close of trading on the NYSE.

HOW WE CALCULATE NAV

NAV for one share of a Fund is the value of that share's portion of the net assets (I.E., assets less liabilities) of that Fund. We calculate each Fund's
NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of each Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Funds' Fair Value
Committee in good faith using methods approved by the Board

                           CNI CHARTER FUNDS | PAGE 26

of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV, the
Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair Value Committee will consider CNAM's (or the relevant sub-advisor's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. The NAV may vary for different share classes of the same Fund. More details about how we calculate the NAV for each Fund are in the SAI.

PURCHASE AND ACCOUNT BALANCE MINIMUMS

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Funds may require each
Authorized Institution to meet certain aggregate investment levels before it may open an account with the Funds on behalf of its customers. Contact your
Authorized Institution for more information.

dividends

For the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt
Bond Fund and the High Yield Bond Fund, we will declare investment income daily and distribute it monthly as a dividend to shareholders. For the Large Cap
Growth Fund and the Large Cap Value Fund, we will declare and distribute investment income, if any, quarterly as a dividend to shareholders. For the RCB
Small Cap Value Fund, we will declare and distribute investment income, if any, annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized
Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

                           CNI CHARTER FUNDS | PAGE 27

taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL,
STATE AND LOCAL INCOME TAXES. Below, we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from a Fund may be taxable whether or not you reinvest them in the
Funds. Income distributions are generally taxable at ordinary income tax rates.
Capital gains distributions are generally taxable at the rates applicable to capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of a
Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of a Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the
Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

The California Tax Exempt Bond Fund intends to continue paying what the Internal
Revenue Code of 1986, as amended (the "Code"), calls "exempt-interest dividends"
to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in California municipal bonds. If that Fund satisfies this requirement, any distributions paid to shareholders from its net investment income will be exempt from federal income tax, to the extent that that Fund derives its net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the Code.

More information about taxes is contained in the SAI.

                           CNI CHARTER FUNDS | PAGE 28

financial highlights

The following financial highlights tables are intended to help you understand the Funds' financial performance. For each of the Funds, information for the years or periods indicated below has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' 2006
Annual Report (available upon request; see the back cover of this Prospectus).
Information presented in the financial highlights tables is for a Class A share outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on a Class A investment in each Fund (assuming reinvestment of all dividends and distributions).

                                                                        LARGE CAP GROWTH FUND

                                      Year ended          Year ended          Year ended          Year ended         Year ended
                                   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003(1)   Sept. 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                 $   7.35            $   6.69            $   6.32            $   5.21           $   6.33
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                 --                0.02               (0.01)              (0.01)             (0.02)
Net Realized and Unrealized
   Gains (Losses) on Securities            0.33                0.67                0.38                1.12              (1.10)
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      0.33                0.69                0.37                1.11              (1.12)
----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net
   Investment Income                      (0.00)(2)           (0.03)              (0.00)(2)              --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends                           (0.00)(2)           (0.03)              (0.00)(2)              --                 --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD          $   7.68            $   7.35            $   6.69            $   6.32           $   5.21
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              4.55%              10.28%               5.87%              21.31%            (17.69%)
Net Assets End of Period (000's)       $ 10,363            $  8,278            $  5,223            $  1,965           $    798
Ratio of Expenses to
   Average Net Assets(3)                   1.24%               1.23%               1.26%               1.30%              1.30%
Ratio of Net Investment Income
   (Loss) to Average Net Assets            0.03%               0.33%              (0.14%)             (0.09%)            (0.29%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                      1.25%               1.25%               1.26%               1.29%              1.34%
Portfolio Turnover Rate                      34%                 27%                 50%                 43%                31%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)   Per share calculations are based on Average Shares outstanding throughout the period.

(2)   Amount represents less than $0.01 per share.

(3)   Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 29

                                                                        LARGE CAP VALUE FUND

                                      Year ended          Year ended          Year ended          Year ended         Year ended
                                   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)    Sept. 30, 2003     Sept. 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                 $   9.53            $   8.76            $   7.41            $   6.04           $   7.62
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.11                0.09                0.05                0.06               0.05
Net Realized and Unrealized
   Gains (Losses) on Securities            1.20                1.12                1.36                1.37              (1.46)
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      1.31                1.21                1.41                1.43              (1.41)
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                  (0.10)              (0.08)              (0.06)              (0.06)             (0.05)
Distributions from
   Realized Capital Gains                 (0.39)              (0.36)                 --                  --              (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions           (0.49)              (0.44)              (0.06)              (0.06)             (0.17)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $  10.35            $   9.53            $   8.76            $   7.41           $   6.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                             14.24%              14.14%              19.01%              23.75%            (18.97%)
Net Assets End of Period (000's)       $ 13,104            $ 10,664            $  6,281            $  1,792           $    769
Ratio of Expenses to
   Average Net Assets(2)                   1.21%               1.21%               1.22%               1.25%              1.25%
Ratio of Net Investment Income
   to Average Net Assets                   1.13%               0.87%               0.64%               0.84%              0.65%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)                      1.22%               1.22%               1.22%               1.25%              1.30%
Portfolio Turnover Rate                      31%                 34%                 36%                 39%                42%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 30

                                                                       RCB SMALL CAP VALUE FUND

                                      Year ended          Year ended          Year ended          Year ended         Period ended
                                   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003(1)   Sept. 30, 2002(2)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                 $  28.31            $  27.13            $  21.84            $  15.04           $  17.11
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)              (0.01)               0.00               (0.02)              (0.08)             (0.05)
Net Realized and Unrealized
   Gains (Losses) on Securities            0.05                2.55                5.39                6.88              (2.02)
------------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      0.04                2.55                5.37                6.80              (2.07)
------------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                   0.00(3)               --                  --                  --                 --
Distributions from
   Realized Capital Gains                 (0.37)              (1.37)              (0.08)                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions           (0.37)              (1.37)              (0.08)                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $  27.98            $  28.31            $  27.13            $  21.84           $  15.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              0.17%               9.55%              24.64%              45.21%            (12.10%)
Net Assets End of Period (000's)       $ 10,470            $ 12,754            $  7,551            $  2,384           $    410
Ratio of Expenses to
   Average Net Assets(4)(5)                1.45%               1.43%               1.49%               1.49%              1.49%
Ratio of Net Investment Income
   (Loss) to Average Net Assets(4)        (0.04%)              0.01%              (0.07%)             (0.45%)            (0.74%)
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   & Recaptured Fees)(4)                   1.46%               1.45%               1.48%               1.49%              1.53%
Portfolio Turnover Rate                      66%                 41%                 40%                 65%                39%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.

(2)   RCB Small Cap Value Fund Class A shares commenced operations on October 3,
      2001.

(3)   Amount represents less than $0.01 per share.
(4)   Annualized for periods less than one year.
(5)   Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 31

                                                                        CORPORATE BOND FUND

                                      Year ended          Year ended          Year ended          Year ended         Year ended
                                   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)    Sept. 30, 2003     Sept. 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                 $  10.27            $  10.61            $  10.89            $  10.65           $  10.73
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.39                0.37                0.37                0.44               0.50
Net Realized and Unrealized
   Gains (Losses) on Securities           (0.10)              (0.28)              (0.16)               0.23               0.08
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      0.29                0.09                0.21                0.67               0.58
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                  (0.39)              (0.37)              (0.38)              (0.43)             (0.50)
Distributions from
   Realized Capital Gains                    --               (0.06)              (0.11)                 --              (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions           (0.39)              (0.43)              (0.49)              (0.43)             (0.66)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $  10.17            $  10.27            $  10.61            $  10.89           $  10.65
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              2.93%               0.91%               1.99%               6.47%              5.69%
Net Assets End of Period (000's)       $  1,332            $  1,530            $  1,522            $    830           $    544
Ratio of Expenses to
   Average Net Assets(2)                   1.00%               1.00%               1.00%               1.00%              1.00%
Ratio of Net Investment Income
   to Average Net Assets                   3.88%               3.55%               3.51%               4.00%              4.71%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          1.00%               1.01%               1.04%               1.03%              1.07%
Portfolio Turnover Rate                      25%                 25%                 57%                 66%                55%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 32

                                                                        GOVERNMENT BOND FUND

                                      Year ended          Year ended          Year ended          Year ended         Year ended
                                   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)   Sept. 30, 2003(1)   Sept. 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                 $  10.42            $  10.64            $  10.95            $  11.01           $  10.77
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.39                0.29                0.23                0.33               0.43
Net Realized and Unrealized
   Gains (Losses) on Securities           (0.12)              (0.17)              (0.17)              (0.04)              0.34
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      0.27                0.12                0.06                0.29               0.77
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                  (0.39)              (0.28)              (0.23)              (0.34)             (0.41)
Distributions from
   Realized Capital Gains                    --               (0.06)              (0.14)              (0.01)             (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions           (0.39)              (0.34)              (0.37)              (0.35)             (0.53)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $  10.30            $  10.42            $  10.64            $  10.95           $  11.01
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              2.63%               1.16%               0.55%               2.71%              7.47%
Net Assets End of Period (000's)       $  1,782            $    554            $    436            $     18           $    525
Ratio of Expenses to
   Average Net Assets(2)                   0.95%               0.95%               0.95%               0.95%              0.95%
Ratio of Net Investment Income
   to Average Net Assets                   3.81%               2.70%               2.14%               3.00%              3.70%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          1.03%               1.04%               1.06%               1.06%              1.11%
Portfolio Turnover Rate                      62%                 58%                169%                 54%                70%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 33

                                                                  CALIFORNIA TAX EXEMPT BOND FUND

                                      Year ended          Year ended          Year ended          Year ended         Year ended
                                   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)    Sept. 30, 2003     Sept. 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                 $  10.29            $  10.44            $  10.62            $  10.85           $  10.51
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.26                0.25                0.24                0.27               0.33
Net Realized and Unrealized
   Gains (Losses) on Securities            0.02               (0.11)              (0.05)              (0.02)              0.43
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      0.28                0.14                0.19                0.25               0.76
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                  (0.26)              (0.25)              (0.24)              (0.29)             (0.33)
Distributions for
   Realized Capital Gains                 (0.04)              (0.04)              (0.13)              (0.19)             (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions           (0.30)              (0.29)              (0.37)              (0.48)             (0.42)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $  10.27            $  10.29            $  10.44            $  10.62           $  10.85
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              2.81%               1.39%               1.84%               2.37%              7.40%
Net Assets End of Period (000's)       $  1,134            $  1,487            $  2,439            $    732           $     13
Ratio of Expenses to
   Average Net Assets(2)                   0.75%               0.75%               0.75%               0.75%              0.75%
Ratio of Net Investment Income
   to Average Net Assets                   2.59%               2.43%               2.29%               2.62%              3.05%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          0.87%               0.88%               0.90%               0.90%              0.95%
Portfolio Turnover Rate                      43%                 54%                 51%                 68%                90%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 34

                                                                        HIGH YIELD BOND FUND

                                      Year ended          Year ended          Year ended          Year ended         Year ended
                                   Sept. 30, 2006(1)   Sept. 30, 2005(1)   Sept. 30, 2004(1)    Sept. 30, 2003     Sept. 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   BEGINNING OF PERIOD                 $   9.04            $   9.31            $   8.95            $   8.16           $   8.57
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      0.65                0.69                0.70                0.74               0.81
Net Realized and Unrealized
   Gains (Losses) on Securities           (0.08)              (0.27)               0.35                0.78              (0.40)
----------------------------------------------------------------------------------------------------------------------------------
Total from Operations                      0.57                0.42                1.05                1.52               0.41
----------------------------------------------------------------------------------------------------------------------------------
Dividends from
   Net Investment Income                  (0.65)              (0.69)              (0.69)              (0.73)             (0.82)
----------------------------------------------------------------------------------------------------------------------------------
Total Dividends                           (0.65)              (0.69)              (0.69)              (0.73)             (0.82)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   END OF PERIOD                       $   8.96            $   9.04            $   9.31            $   8.95           $   8.16
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                              6.58%               4.54%              12.14%              19.39%              4.49%
Net Assets End of Period (000's)       $ 20,045            $ 21,028            $ 20,655            $ 16,878           $  9,397
Ratio of Expenses to
   Average Net Assets(2)                   1.30%               1.30%               1.30%               1.30%              1.30%
Ratio of Net Investment Income
   to Average Net Assets                   7.28%               7.41%               7.56%               8.44%              9.03%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers)          1.40%               1.41%               1.44%               1.43%              1.48%
Portfolio Turnover Rate                      23%                 46%                 35%                 36%                30%

_____________________
 *    Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)   Per share calculations are based on Average Shares outstanding throughout the period.
(2)   Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.

                           CNI CHARTER FUNDS | PAGE 35

important terms to know

QUALITY -- the credit rating given to a security by a nationally recognized statistical rating organization.

YIELD -- the interest rate you would receive if you kept your investment in a
Fund for a year. It is based on the current interest rate for a trailing seven-day period.

EFFECTIVE YIELD -- the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

DURATION -- the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

S&P 500/CITIGROUP GROWTH INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500/CITIGROUP VALUE INDEX -- measures the performance of all of the stocks in the Standard & Poor's 500 that are classified as value stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

RUSSELL 2000 INDEX -- measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest
U.S. companies based on total market capitalization.

RUSSELL 2000 VALUE INDEX -- measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values.
The Index is reconstituted annually effective the last Friday of June each year.
The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

RUSSELL 2500 VALUE INDEX -- measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value
Index.

LEHMAN INTERMEDIATE U.S. CORPORATE INDEX -- comprised of fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $150 million par outstanding, an investment grade rating from Moody's Investors Service (Baa3 or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX -- comprised of securities issued by the U.S. Government and U.S. Government agencies which have a fixed rate coupon, between 1 and 10 years to maturity, and at least $150 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

LEHMAN CA INTERMEDIATE-SHORT MUNICIPAL INDEX -- comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody's Investors
Service (Baa3 or better), and are publicly registered. The individual issues must also have at least $5 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

CITIGROUP HIGH YIELD MARKET INDEX -- comprised of cash-pay deferred-interest and
Rule 144A bonds with remaining maturities of at least one year and a minimum amount outstanding of US $100 million. The issuers are domiciled in either the
United States or Canada.

                           CNI CHARTER FUNDS | PAGE 36

privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI
Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds' Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at WWW.CNICHARTERFUNDS.COM. Should you have any questions regarding the Funds'
Privacy Principles, please contact your investment professional or the Funds at
1-888-889-0799.

                           CNI CHARTER FUNDS | PAGE 37

For More Information

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of
Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Additional information about the Funds' investments is available in the Funds' Annual and
Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the
Annual and Semi-Annual Reports (when available), please contact:

        SEI Investments Distribution Co.
        One Freedom Valley Drive
        Oaks, Pennsylvania 19456
        1-888-889-0799

Information about the Funds may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

o     on the EDGAR database on the SEC's Internet site at www.sec.gov; or

o     by written request (including duplication fee) to the Public Reference
      Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

The Funds' Investment Company Act File Number: 811-07923.

                                                                 CNI-PS-005-0600

                                                                       Exhibit L

                       STATEMENT OF ADDITIONAL INFORMATION

                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                          LARGE CAP GROWTH EQUITY FUND
                           LARGE CAP VALUE EQUITY FUND
                             TECHNOLOGY GROWTH FUND
                            RCB SMALL CAP VALUE FUND

                               CORPORATE BOND FUND
                              GOVERNMENT BOND FUND
                         CALIFORNIA TAX EXEMPT BOND FUND
                              HIGH YIELD BOND FUND

                             PRIME MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                     CALIFORNIA TAX EXEMPT MONEY MARKET FUND

            Institutional Class, Class A, Class S and Class R Shares

                                January 31, 2007

Mutual fund shares are not insured or guaranteed by the U.S. Government, the
Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank ("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated January 31, 2007, which may be amended from time to time, for the Large Cap Growth Equity Fund (the "Large
Cap Growth Fund"), the Large Cap Value Equity Fund (the "Large Cap Value Fund"),
the Technology Growth Fund, the RCB Small Cap Value Fund (the "Small Cap Value
Fund"), the Corporate Bond Fund, the Government Bond Fund, the California Tax
Exempt Bond Fund (the "California Bond Fund"), the High Yield Bond Fund, the
Prime Money Market Fund (the "Prime Money Fund"), the Government Money Market
Fund (the "Government Money Fund") and the California Tax Exempt Money Market
Fund (the "California Money Fund").

The Large Cap Growth Fund, the Large Cap Value Fund, the Technology Growth Fund
and the Small Cap Value Fund are referred to herein as the "Equity Funds." The
Corporate Bond Fund, the Government Bond Fund, the California Bond Fund and the
High Yield Bond Fund are referred to herein as the "Bond Funds." The Prime Money
Fund, the Government Money Fund and the California Money Fund are referred to herein as the "Money Funds." The Equity Funds, the Bond Funds and the Money
Funds are referred to herein as the "Funds."

Each Fund is a series of CNI Charter Funds (the "Trust"), an open-end, management investment company. Each Fund other than the California Bond Fund is a diversified portfolio; the California Bond Fund is a non-diversified portfolio. Audited financial statements for each of the Funds contained in the
Annual Report to Shareholders of the Funds for the fiscal year ended September
30, 2006, are incorporated herein by reference. Audited financial statements for the predecessor to the Small Cap Value Fund, the RCB Small Cap Fund (a series of
Professionally Managed Portfolios) contained in the Annual Reports to
Shareholders of the RCB Small Cap Fund for the fiscal periods ending September
30, 2001 and June 30, 2001, are also incorporated herein by reference.

The AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund,
AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible
Equity Fund series of the Trust (collectively, the "AHA Funds") are offered through separate prospectuses and a separate
                                                                 CNI-SX-003-0300

statement of additional information. Audit financial statements for each of the
AHA Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2006.

To obtain a free copy of the above-referenced Prospectuses or Annual Report for the Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com. To obtain a free copy of the above-referenced Prospectuses, Statement of Additional
Information or Annual Reports for the AHA Funds, please call 1-800-445-1341 or visit www.ahafunds.org.

                                      -2-

                                      -3-

                               GENERAL INFORMATION

The various classes of shares of each Fund commenced operations on the following dates:

------------------------------------------------------------------------------------------
Fund                        Institutional    Class A          Class S           Class R
                            Class
------------------------------------------------------------------------------------------

Large Cap Growth Fund       1/14/00          3/28/00          N/A               N/A
------------------------------------------------------------------------------------------
Large Cap Value Fund        1/14/00          4/13/00          N/A               N/A
------------------------------------------------------------------------------------------
Small Cap Value Fund        10/3/01          10/3/01          N/A               10/1/01(*)
------------------------------------------------------------------------------------------
Technology Growth Fund      10/3/00          10/23/00         N/A               N/A
------------------------------------------------------------------------------------------
Corporate Bond Fund         1/14/00          4/13/00          N/A               N/A
------------------------------------------------------------------------------------------
Government Bond Fund        1/14/00          4/13/00          N/A               N/A
------------------------------------------------------------------------------------------
California Bond Fund        1/14/00          4/13/00          N/A               N/A
------------------------------------------------------------------------------------------
High Yield Bond Fund        1/14/00          1/14/00          N/A               N/A
------------------------------------------------------------------------------------------
Prime Money Fund            3/23/98          10/18/99         10/26/99          N/A
------------------------------------------------------------------------------------------
Government Money Fund       4/3/00           6/21/99          10/6/99           N/A
------------------------------------------------------------------------------------------
California Money Fund       4/3/00           6/21/99          11/12/99          N/A
------------------------------------------------------------------------------------------

In 2000, the fiscal year-end for the Trust was changed from October 31 to
September 30.

(*)The Small Cap Value Fund commenced operations on October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally
Managed Portfolios, a registered investment company (the "RCB Predecessor
Fund"), for which Reed Conner & Birdwell LLC ("RCB") served as investment adviser, and which had the same investment objective, policies and strategies as the Small Cap Value Fund. As compared with the Small Cap Value Fund, the RCB
Predecessor Fund had different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the RCB
Predecessor Fund was June 30 while the Small Cap Value Fund's fiscal year ends
September 30. As of the date of the acquisition, all of the issued and outstanding shares of the RCB Predecessor Fund were converted into Class R shares of the Small Cap Value Fund. The RCB Predecessor Fund commenced operations on September 30, 1998.

City National Asset Management, Inc. ("CNAM, Inc." or the "Investment Manager")
serves as investment manager to the Funds. Each of Halbis Capital Management
(USA), Inc. ("Halbis") and Reed Conner & Birdwell LLC ("RCB" and together with
Halbis, the "Sub-Advisers") serves as a sub-adviser to one of the Funds, as described more fully below.

                  INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectuses show the principal strategies and risks of investing in each
Fund. This SAI shows additional strategies and risks of the Funds that an investor should also consider.

PRIME MONEY FUND

The Prime Money Fund invests generally in the following types of U.S.
dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which CNAM,
Inc. has determined present minimal credit risk:

         -        Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's
                  Investors Services ("Moody's"), Standard and Poor's
                  Corporation ("S&P"), Fitch IBCA, Duff and Phelps Inc.
                  ("Fitch"), or any other nationally recognized statistical
                  rating organization

                                      -4-

                  ("NRSRO"); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the
                  obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

         -        Other corporate obligations such as publicly traded bonds, debentures, and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment
                  Manager, using guidelines approved by the Board of Trustees of the Trust (the "Board of Trustees" or the "Board"), to be at
                  least equal in quality to one or more of the above referenced securities.

         -        Obligations of, or guaranteed by, the U.S. or Canadian
                  governments, their agencies or instrumentalities.

         -        Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

         -        Certificates of deposit, time deposits, notes and bankers'
                  acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total
                  assets of $5 billion or greater.

GOVERNMENT MONEY FUND

It is a fundamental policy of the Government Money Fund to invest, under normal conditions, in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

CALIFORNIA MONEY FUND

It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and
California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the
California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

MONEY FUND RISKS

The Money Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment

                                      -5-

Company Act of 1940, as amended (the "1940 Act"), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the
Investment Manager to minimize the credit risk with respect to the securities in the Money Funds' portfolios, but there can be no absolute assurance that the
Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Fund's portfolios, the Money Fund may be unable to maintain stable net asset values of
$1.00 per share.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of
Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government -
in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax ("Municipal Securities") or exempt from federal and California personal income tax ("California Municipal
Securities"). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Bond Fund is a "non-diversified" investment company under the
1940 Act. This means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer
(other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

PERMITTED INVESTMENTS

Equity Securities. The Equity Funds will, and the Bond Funds may, invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time.
The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.
Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size,

                                      -6-

limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Fixed Income Securities. The Money Funds and the Bond Funds will, and the Equity
Funds may, invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds' fixed income investments will change in response to interest rate changes and other factors.
During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds' current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market's perception of the issuer's creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer's debt securities.
Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry.
Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Corporate Bonds. The Corporate Bond Fund and the Prime Money Fund may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the High Yield Bond Fund.
In addition, the High Yield Bond Fund may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest

                                      -7-

rating category by an NRSRO, as discussed in the appendix attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.
Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the High Yield Bond Fund's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.
Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Bond Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the High Yield Bond Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the High Yield
Bond Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the High Yield Bond Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the
High Yield Bond Fund's investment portfolio and increasing the exposure of the
High Yield Bond Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Money Funds and the Bond Funds may
invest in variable and floating rate instruments. Certain of the obligations purchased by these Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and

                                      -8-

may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Equity Funds and the High Yield Bond
Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Section 4(2) Commercial Paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the
"1933 Act"). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the
1933 Act for resales of certain securities to qualified institutional buyers.
Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders.
Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers,
Inc. An insufficient number of qualified buyers interested in purchasing Rule
144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's
Investors Service, Inc., or similarly rated by another NRSRO if unrated, will be determined by the Investment Manager (or the relevant Sub-adviser) to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager (or Sub-Adviser), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.

Illiquid Securities. The Funds may invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been

                                      -9-

registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2)
the number of dealers willing and ready to purchase and sell the security, (3)
whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

No Money Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15%
of the Fund's net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Corporate Bond Fund,
the Government Bond Fund and the High Yield Bond Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to these Funds.

         Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage
Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the
Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing
Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from
FNMA and FHLMC are not backed by the full faith and credit of the U.S.
Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of Government Securities with comparable "lives"
largely due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

                                      -10-

         Mortgage-Related Securities - GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and
Urban Development. The National Housing Act of 1934, as amended (the "Housing
Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing
Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3)
fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         Mortgage-Related Securities - FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage
Association Charter Act. FNMA was originally organized in 1938 as a U.S.
Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968.
FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4)
variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6)
fixed-rate mortgage loans secured by multifamily projects.

         Mortgage-Related Securities - FHLMC. FHLMC is a corporate
instrumentality of the United States established by the Emergency Home Finance
Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

                                      -11-

         Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and "CMOs" collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.
The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated
maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.
Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.
Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage

                                      -12-

banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

                                      -13-

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed
"illiquid" and subject to a Fund's limitations on investment in illiquid securities.

The value of derivative securities known as "floaters" and "inverse floaters"
vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Asset-Backed Commercial Paper. The Prime Money Fund and the California Money
Fund each can invest a portion of its assets in asset-backed commercial paper and other Eligible Securities (as that term is defined below). The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

The Prime Money Fund and the California Money Fund each intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle
(usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support.
Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-Backed Securities. The Prime Money Fund, the California Money Fund, the
Corporate Bond Fund and the High Yield Bond Fund may invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund's portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the

                                      -14-

average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Variable Rate Demand Notes. The Bond Funds and the Money Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Bond Funds also may invest in VRDNs in the form of participation interests
("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution").
Participating VRDNs provide a Fund with a specified undivided interest (up to
100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment
Manager (or Sub-Adviser) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser)
periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments.
Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Foreign Securities. The Equity Funds and the Bond Funds may invest in securities issued by companies and governments of foreign countries. The Small Cap Value
Fund may invest up to 20%

                                      -15-

of its total assets in foreign securities. These investments may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"),
Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Shareholders should consider carefully the substantial additional risks involved in investing in foreign securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments);
default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Equity
Funds and the Bond Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Equity Funds and the Bond Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager's (or
Sub-Adviser's) ability to predict movements in exchange rates.

                                      -16-

Some countries in which the Equity Funds and the Bond Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the
U.S. dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Equity Funds and the Bond Funds. The
Equity Funds and the Bond Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

The Equity Funds and the Bond Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries.
These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of these Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed.
The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Equity Funds and the Bond Funds may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America,
Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.
The political history of

                                      -17-

certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation.
There have been moratoria on, and reschedulings of, repayment with respect to many countries' debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Futures and Options on Futures. The Equity Funds and the High Yield Bond Fund
may invest in futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These
Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made;
generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of these Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1)
the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

These Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash

                                      -18-

or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Investment Company Shares. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The
Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. This restriction may not apply to the Fund's investments in money market mutual funds, if the Fund's investments fall within the exceptions set forth under SEC rules.

Zero Coupon Bonds. The Bond Funds and the Money Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The
"original issue discount" on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Bond Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. Investments of the High Yield Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The High Yield Bond Fund and the Equity Funds may invest in real estate investment trusts ("REITs"). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and
Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not

                                      -19-

only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Privatizations. The High Yield Bond Fund and the Equity Funds may invest in
"privatizations" -foreign governmental programs of selling interests in government-owned or -controlled enterprises - which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. The High Yield Bond Fund and the Equity Funds may invest in
"special situations" - joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for these Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or
Sub-Adviser) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Bond Funds and the
Equity Funds may enter into contracts to sell, for a fixed amount of U.S.
dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of these Funds denominated in such foreign currency.

By entering into forward foreign currency contracts, these Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an
"offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions. Each of these Funds will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Municipal Securities. The California Money Fund, the California Bond Fund and
the High Yield Bond Fund may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various

                                      -20-

public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities.

         Municipal Leases. The California Money Fund, the California Bond Fund
and the High Yield Bond Fund may invest in municipal lease obligations -
instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities.
Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of
California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

         Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

         Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund, the California
Bond Fund and the High Yield Bond Fund may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the revenues generated by the use of the facility to meet its financial obligations and the pledge.

Options on Securities, Securities Indices and Currencies. Each Equity Fund and
the High Yield Bond Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the

                                      -21-

premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these
Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv)
unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing
Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of these Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated
exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government
Securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the
Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' option orders.

                                      -22-

Repurchase Agreements. The Funds may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager (or
Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a
Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or
Sub-Adviser) may recommend if it determines such bank to be creditworthy.
Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager (or Sub-Adviser) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

Lending of Portfolio Securities. The Equity Funds and the Bond Funds may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager (or Sub-Adviser). These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government Securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the
Investment Manager (or Sub-Adviser) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The Government Money Fund, the
California Money Fund and the Bond Funds reserve the right to engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put."

                                      -23-

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. These Funds would limit their put transactions to institutions which the Investment Manager (or Sub-Adviser)
believes present minimum credit risks, and the Investment Manager (or
Sub-Adviser) would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available.
In the event that any writer is unable to honor a put for financial reasons, these Funds would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between one of these Funds and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. These Funds could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time they should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to these Funds.
Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, these Funds could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to these
Funds, these Funds could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Highly Liquid Investments. The Funds may invest in cash and cash equivalents.
The Funds may invest in bank notes. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations.
The Funds may invest in bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers'
acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Funds may invest in certificates of deposit. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Eurodollar Certificates of Deposit and Foreign Securities. The Prime Money Fund
may invest in Eurodollar certificates of deposit and foreign securities. Before investing in Eurodollar certificates of deposit, the Prime Money Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

                                      -24-

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S.
dollar denominated.

Tax Exempt Commercial Paper. The California Bond Fund, the California Money Fund
and the Prime Money Fund may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. Each Fund may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student
Loan Marketing Association, the Export/Import Bank of the United States, Farmers
Home Administration, Federal Farm Credit Bank, Federal Housing Administration,
GNMA, Maritime Administration, Small Business Administration, and the Tennessee
Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing
Administration backed mortgage pools. Obligations of instrumentalities of the
U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal
Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service.
Some of these securities are supported by the full faith and credit of the U.S.
Treasury (i.e., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. Each Fund may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities
("STRIPS"), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Funds may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement.
Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so.

Index-based Investments. The Equity Funds (other than the Small Cap Value Fund)
may invest in index-based investments. Index-Based Investments, such as Standard
& Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ
100s") and Dow Jones DIAMONDS

                                      -25-

("Diamonds"), are interests in unit investment trusts ("UITs") that may be obtained from the UITs or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

A UIT will generally issue index-based investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities
("Index Securities") of the applicable index (the "Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio
Deposit.

Index-based investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough index-based investments to reconstitute a Creation Unit (large aggregations of a particular index-based investment). The liquidity of small holdings of index-based investments, therefore, will depend upon the existence of a secondary market.
Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based investments is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based investments purchased or sold by the portfolio could result in losses on index-based investments. Trading in index-based investments involves risks similar to those risks, described above under "Options and Futures on Options" involved in the writing of options on securities.

Borrowing Policy. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to one-third of the value of each Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

California Municipal Securities. Because the California Bond Fund and the
California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this Statement of Additional
Information primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated November 28,
2006.

General Economic Conditions
---------------------------

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

                                      -26-

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern
California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

California's geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

State Budgets
-------------

2006 Budget Act. The Governor signed the 2006 Budget Act on June 30, 2006, for the fiscal period July 1, 2006 through June 30, 2007. The 2006 Budget Act forecasts $93.9 billion in General Fund revenues and transfers and $101.3 billion in expenditures. It projects that by utilizing the prior year's $9.5 billion General Fund balance, the General Fund will end the fiscal year with a positive balance of approximately $2.1 billion. The 2006 Budget Act assumes that the State will not issue Economic Recovery Bonds or raise taxes. The spending plan includes $3.2 billion for the repayment or prepayment of prior obligations, including $1.5 billion to prepay Economic Recovery Bonds, and other one-time costs of $1.6 billion.

The State's Legislative Analyst's Office ("LAO"), in its "California Fiscal
Outlook" report released on November 15, 2006, projected that the 2006-07 fiscal year will end with a reserve of about $3.1 billion, approximately $1 billion more than the $2.1 billion estimate contained in the 2006 Budget Act. However, the LAO estimated that the State would conclude fiscal year 2007-08 with a $5.5 billion operating shortfall and a $2.4 billion deficit. It reiterated its earlier warnings about the State's structural deficit in outlying years.
Therefore, the LAO suggested, other actions will be needed to keep the budget in balance.

The Governor's Budget for 2007-08, released in January 2007, projects General
Fund revenues and transfers of $94.5 billion, expenditures of $102.1 billion and a General Reserve fund balance of $3.2 billion for fiscal year 2006-07.

2007-08 Governor's Budget. The Governor's Budget for the 2007-08 fiscal year projects a $1.9 billion budget operating deficit, smaller than the LAO's
November 2006 estimate of $5.5 billion. This budget projects General Fund revenues and transfers for the fiscal year ending June 30, 2008 of $101.3 billion, and expenditures of $103.1 billion, increases of $6.8 billion and $1 billion, respectively, compared with the latest estimates for fiscal year
2006-07. The Governor's Budget closes the operating deficit by applying a portion of the estimated $3.2 billion fund balance from the 2006 Budget, leaving fiscal year 2007-08 with a $2.1 billion reserve, significantly better than the
LAO's November 2006 estimate of a deficit of $2.4 billion.

In its January 12, 2007 Overview of the 2007-08 Governor's Budget, the LAO
concluded that the 2007-08 budget "contains a significant number of downside risks and is based on a number of optimistic assumptions." Even if the budget were adopted as proposed, the LAO believes that the budgeted savings and new revenues will fall short of levels estimated by the Governor's budget. Further, the LAO projects that State will continue to face structural deficits in outlying years and recommended that the Legislature develop a more realistic budget.

                                      -27-

Constraints on the Budget Process. Proposition 58, approved in March 2004 with the State's Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls.
Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the
Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the
Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization
Account) be established in the State's General Fund. Beginning with fiscal year
2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater.
The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the
Governor no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibits certain future borrowing to cover budget deficits.
This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness
------------------

General Obligation Bonds and Revenue Bonds. As of November 1, 2006, the State
had approximately $56.5 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $33.7 billion, the State's debt service requirements for general obligation bonds and revenue bonds totaled nearly $90.2 billion. General obligation bond authorizations of approximately $30.2 billion remained unissued as of that date, not including bonds approved by the voters on November 7, 2006
(see below).

Ratings. As of January 16, 2007, the State's general obligation bonds were rated
A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch Ratings. It is not
possible to determine whether, or the extent to which, Moody's, Standard &
Poor's or Fitch Ratings will change such ratings in the future.

Strategic Growth Plan. Coinciding with the release of the State's 2006-07 budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds. In response to the
Governor's proposal, the

                                      -28-

Legislature in May 2006 approved a $116 million Strategic Growth Plan package, which included $37.3 in new general obligation bonds (approved by the voters on
November 7, 2006), $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources.

Local Government
----------------

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles).
Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition
13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval.
Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County,
and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the
2004 Budget Act. One change relates to the reduction of the Vehicle License Fee
("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle.
In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the
November 2004 election. Senate Constitutional Amendment No. 4 amends the State
Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.
Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. If the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial

                                      -29-

responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate
Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional, Legislative and Other Factors
---------------------------------------------

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit
does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed
"the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not
"proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the
Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the
Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom
Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the
State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the
K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State's initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the
State's ability to fund such other programs by raising taxes.

                                      -30-

Effect of other State Laws on Bond Obligations. Some of the California Municipal
Securities that the California Bond Fund and the California Money Fund can
invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations.
For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation
----------

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On August 8, 2005, a lawsuit titled California Teachers Association et al. v.
Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers
Association, California Superintendent of Public Instruction Jack O'Connell, and
various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the
2005-06 fiscal year in the aggregate amount of approximately $3.1 billion.
Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May
10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State appealed, but it will not be able to issue pension obligation bonds until the matter is finally resolved. For the 2005-2006 fiscal year, the State made payments of about $525 million for a portion of the fiscal year contribution to the
California Public Employees' Retirement System which had been planned to be funded from the bonds. The 2007 Governor's Budget does not call for the issuance of any pension obligation bonds.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

No Equity Fund or Bond Fund may:

1.     Other than the California Bond Fund, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities)
if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                                      -31-

2.     Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3.     Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Other than with respect to the Small Cap Value Fund, to the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii)
asset coverage of at least 300% is required.

4.     Other than the Small Cap Value Fund, make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
(iii) lend its securities. The Small Cap Value Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
(iii) lend its securities.

5.     Other than with respect to the Small Cap Value Fund, purchase or sell real estate, physical commodities, or commodities contracts, except that each
Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
The Small Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the
Board of Trustees may authorize the Small Cap Value Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6.     Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the
"SEC"), except that this restriction shall not be deemed to prohibit the Small
Cap Value Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7.     Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.     Other than with respect to the Small Cap Value Fund, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9.     The Small Cap Value Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Small
Cap Value Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in each prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

                                      -32-

NON-FUNDAMENTAL POLICIES

No Equity Fund or Bond Fund may:

1.     Other than with respect to the Small Cap Value Fund, pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.     Invest in companies for the purpose of exercising control.

3.     Other than with respect to the Small Cap Value Fund, purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales
"against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.     Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.     Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6.     The Small Cap Value Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MONEY FUNDS

Except as otherwise noted with an (*), the restrictions below are nonfundamental and can be changed as to a Money Fund without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Money Fund. The Money Funds may not:

1.     (*)Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S.
Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.     Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.     (*)Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of
U.S. banks and U.S. branches of foreign banks

                                      -33-

(which the Fund has determined to be subject to the same regulation as U.S.
banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.
As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4.     Enter into repurchase agreements if, as a result thereof, more than 10%
of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws
(except commercial paper issued under Section 4(2) of the 1933 Act). The Money
Funds will invest no more than 10% of their net assets in illiquid securities.

5.      (*)Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.     Invest for the purpose of exercising control or management of another issuer.

7.     Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund's prospectus and the 1940 Act.

8.     (*)Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9.     (*)Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.    Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this Statement of Additional Information.

11.    Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.    (*)Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.    (*)Issue senior securities as defined in the 1940 Act.

14.    Invest in interests or leases in oil, gas or other mineral exploration or development programs.

                                      -34-

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An
Eligible Security is:

(1)    a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody's, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two
NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2)   a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3)    a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4)    a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1)
carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a "Government security"). A Second Tier Security is any other Eligible Security.

Each Fund will limit its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the
Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. Moreover, a Fund's total holdings of Second Tier
Securities will not exceed 5% of its total assets, with investment in the Second
Tier Securities of any one issuer being limited to the greater of 1% of a Fund's total assets or $1 million. In addition, the underlying securities involved in repurchase

                                      -35-

agreements collateralized by non-Government Securities will be First Tier
Securities at the time the repurchase agreements are executed.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment manager to the Funds or CCM Advisors, LLC ("CCM Advisors"), the investment manager to the AHA Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Each Trustee is a "disinterested person"
of the Trust, as defined in the 1940 Act (each, an "Independent Trustee," and collectively, the "Independent Trustees").

                              INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------
Name                      Position     Term of      Principal Occupation         Number of        Other Directorships
Address                   with the     Office(*)    for the                      Portfolios in    Held by Trustee
Age                       Trust        and Length   Past Five Years              Fund Complex
                                       of Time                                   Overseen by
                                       Served                                    Trustee
-----------------------------------------------------------------------------------------------------------------------

Irwin G. Barnet, Esq.(**) Trustee      Since 1999   Attorney and partner, Reed   16               None
Reed Smith LLP                                      Smith LLP, a law firm
1901 Avenue of the                                  (2003-present).  Attorney
Stars, #700                                         and principal, Crosby,
Los Angeles,                                        Heafey, Roach & May P.C.,
California  90067                                   a law firm (2000-2002 ).
Age: 68                                             Attorney and principal,
                                                    Sanders, Barnet, Goldman,
                                                    Simons & Mosk, a law firm
                                                    (1980-2000).

---------------------------------------------------------------------------------------------------------------------
Victor Meschures          Trustee      Since 1999   Certified Public             16               None
Meschures, Campeas,                                 Accountant, Meschures,
Thompson, Snyder and                                Campeas, Thompson,
Pariser, LLP                                        Snyder and Pariser, LLP,
8383 Wilshire                                       an accounting firm
Boulevard, Suite 500                                (1964-present).
Beverly Hills, CA 90211
Age: 68

---------------------------------------------------------------------------------------------------------------------
William R. Sweet          Trustee      Since 1999   Retired. Executive Vice      16               None
81 Mt. Tiburon Road                                 President, Union Bank of
Tiburon, California                                 California (1985-1996).
94920
Age: 69
---------------------------------------------------------------------------------------------------------------------

                                      -36-

-----------------------------------------------------------------------------------------------------------------------
Name                      Position     Term of      Principal Occupation         Number of        Other Directorships
Address                   with the     Office*      for the                      Portfolios in    Held by Trustee
Age                       Trust        and Length   Past Five Years              Fund Complex
                                       of Time                                   Overseen by
                                       Served                                    Trustee
-----------------------------------------------------------------------------------------------------------------------

James Wolford(***)        Trustee      Since 1999   Chief Financial Officer,     16               None
CNI Charter Funds                                   Bixby Land Company, a
400 North Roxbury Drive                             real estate company
Beverly Hills,                                      (2004-present). Regional
California 90210                                    Financial Officer,
Age: 51                                             AIMCO, a real estate
                                                    investment trust (2004).
                                                    Chief Financial Officer,
                                                    DBM Group, a direct mail
                                                    marketing company
                                                    (2001-2004). Senior Vice
                                                    President and Chief
                                                    Operating Officer,
                                                    Forecast Commercial Real
                                                    Estate Service, Inc.
                                                    (2000-2001). Senior Vice
                                                    President and Chief
                                                    Financial Officer, Bixby
                                                    Ranch Company
                                                    (1985-2000).
-----------------------------------------------------------------------------------------------------------------------

       (*) Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

       (**) During 2004 and 2005, Mr. Barnet's law firm, Reed Smith LLP, provided legal services to CNB and City National Corporation (CNB's parent company). In 2004, the firm billed approximately $70,140 for these services. In 2005, the firm billed approximately $24,823 for these services. In 2006, no fees were billed to or collected from CNB or City
       National Corporation by the firm. In February 2006, the other Independent
       Trustees determined that Mr. Barnet should continue to be classified as a
       "disinterested person" of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which do not involve the
       Trust, and because of his minimal interest in such fees. Mr. Barnet's interest in the fees collected each year was substantially less than
       $60,000.

       (***) Bixby Land Company, of which Mr. Wolford is the Chief Financial
       Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June
       2007. The Company's outstanding balance was $35.0 million as of December
       31, 2006. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of December 31, 2006. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a
       $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.0 million as of
       December 31, 2006. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007.
       The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August
       2009, and the balance on the loan at December 31, 2006 was $7.66 million.
       In May 2006, the other Independent Trustees determined that Mr. Wolford should continue to be classified as a "disinterested person" of the
       Trust, as defined in the 1940 Act, because CNB's existing loans to the
       Company had been made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

                                      -37-

                                    OFFICERS

-----------------------------------------------------------------------------------------------------------------------
Name                        Position with the    Term of             Principal Occupation for the
Address                     Trust                Office(*) and       Past Five Years
Age                                              Length of
                                                 Time Served

-----------------------------------------------------------------------------------------------------------------------

Timothy D. Barto            Vice President       Since 2000          Attorney, Vice President and Assistant Secretary
SEI Investments             and Assistant                            of SEI Investments (1999- Present). Vice
One Freedom Valley Drive    Secretary                                President and Assistant Secretary of
Oaks, Pennsylvania  19456                                            Administrator (1999-Present). Officer of various
Age: 38                                                              investment companies administered by
                                                                     Administrator (1999-2004). Assistant Secretary of
                                                                     the Distributor (2003-2004). Vice President of
                                                                     the Distributor (1999-2004).

-----------------------------------------------------------------------------------------------------------------------
Eric Kleinschmidt           Controller and       Since 2005          Director of Funds Accounting, SEI Investments
SEI Investments             Chief Operating                          (2004-Present).  Manager of Funds Accounting, SEI
One Freedom Valley Drive    Officer                                  Investments (1999-2004).
Oaks, Pennsylvania  19456
Age: 38

-----------------------------------------------------------------------------------------------------------------------
Vernon C. Kozlen            President and        Since 2000          Executive Vice President and Director of Asset
City National Bank          Chief Executive                          Management Development, CNB (1996-present).
400 N. Roxbury Drive        Officer                                  Director, Reed, Conner & Birdwell LLC
Beverly Hills, CA  90210                                             (2000-present), and  Convergent Capital
Age: 63                                                              Management, LLC (2003-present). Chairman of the
                                                                     Board, CNAM, Inc. (2001-2005). Chairman of the
                                                                     Board, City National Securities, Inc.
                                                                     (1999-2005).  Director, CNAM, Inc. (2001-2006),
                                                                     and City National Securities, Inc. (1999-2006).

-----------------------------------------------------------------------------------------------------------------------
Valerie Y. Lewis            Vice President and   Since 2005          Chief Compliance Officer, CNAM, Inc. (August,
City National Bank          Chief Compliance                         2005- present). Fund Boards Specialist -
400 N. Roxbury Drive        Officer                                  Assistant Secretary, Capital Research and
Beverly Hills, CA  90210                                             Management Company and Capital International,
Age: 50                                                              Inc. (1999-2005).

-----------------------------------------------------------------------------------------------------------------------
James Ndiaye                Vice President       Since 2005          Attorney, SEI Investments Company (2004-present).
SEI Investments             and Assistant                            Vice President, Deutsche Asset Management
One Freedom Valley Drive    Secretary                                (2003-2004). Associate, Morgan Lewis & Bockius
Oaks, Pennsylvania  19456                                            LLP (2000-2003). Assistant Vice President, ING
Age: 38                                                              Variable Annuities Group (1999-2000).

-----------------------------------------------------------------------------------------------------------------------
Michael T. Pang             Vice President &     Since 2005          Attorney, SEI Investments Company (2005-present).
SEI Investments             Assistant                                Counsel, Caledonian Bank & Trust's Mutual Funds
One Freedom Valley Drive    Secretary                                Group (2004-2005).  Counsel, Permal Asset
Oaks, Pennsylvania  19456                                            Management (2001-2004).  Associate, Schulte, Roth
Age: 34                                                              & Zabel's Investment Management Group
                                                                     (2000-2001).

-----------------------------------------------------------------------------------------------------------------------
Rodney J. Olea              Vice President       Since 2000          Senior Vice President, CNAM, Inc. (2001-present).
City National Bank                                                   Senior Vice President and Director of Fixed
400 N. Roxbury Drive                                                 Income, CNB (1994-present).
Beverly Hills, CA  90210
Age: 41

-----------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala             Vice President       Since 2004          Vice President and Assistant Secretary, SEI
SEI Investments             and Assistant                            Investments Fund Management (2005-present).
One Freedom Valley Drive    Secretary                                Compliance Officer of SEI Investments
Oaks, Pennsylvania  19456                                            (2001-2004). Account and Product Consultant, SEI
Age: 34                                                              Private Trust Company (1998-2001).

-----------------------------------------------------------------------------------------------------------------------
Timothy G. Solberg          Vice President       Since 2005          Managing Director and Chief Investment Officer,
CCM Advisors, LLC           and Assistant                            CCM Advisors (2001-present);  Director of
190 S. LaSalle Street       Secretary                                Marketing and Client Services, Hewitt Investment
Suite 2800                                                           Group, a Division of Hewitt Associates LLC
Chicago, IL  60603                                                   (1989-2001).
Age: 53

-----------------------------------------------------------------------------------------------------------------------

                                      -38-

-----------------------------------------------------------------------------------------------------------------------
Name                        Position with the    Term of             Principal Occupation for the
Address                     Trust                Office(*) and       Past Five Years
Age                                              Length of
                                                 Time Served

-----------------------------------------------------------------------------------------------------------------------

Richard A. Weiss            Vice President       Since 2000          President, CNAM, Inc. (2001-present). Executive
City National Bank          and Assistant                            Vice President and Chief Investment Officer, CNB
400 N. Roxbury Drive        Secretary                                (1999-present). Director, City National
Beverly Hills, CA  90210                                             Securities (April 2003-present).  Executive Vice
Age: 46                                                              President and Chief Investment Officer. Sanwa
                                                                     Bank California (1994-1999).

-----------------------------------------------------------------------------------------------------------------------

(*) Each officer serves at the pleasure of the Board of Trustees and until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees.
Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the
current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust's independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended September 30, 2006, the Audit Committee held two meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of the Independent
Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford
are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2006.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee
normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5%
of the Trust's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the
Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention

                                      -39-

to serve as a nominee and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006.

                              INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------------------
                                                                          Aggregate Dollar Range of
                                                                          Equity Securities in All
                                                                          Registered Investment
Name of Trustee                       Dollar Range of Equity              Companies Overseen by
                                      Securities in each Fund             Trustee in Family of
                                                                          Investment Companies

-------------------------------------------------------------------------------------------------------

Irwin G. Barnet                       Government Money Fund               Over $100,000
                                      Over $100,000

-------------------------------------------------------------------------------------------------------

Victor Meschures                      None                                None

-------------------------------------------------------------------------------------------------------

William R. Sweet                      Large Cap Growth Fund               $10,001 - $50,000
                                      $1 - $10,000
                                      Large Cap Value Fund
                                      $1 - $10,000
                                      Small Cap Value Fund
                                      $1 - $10,000

-------------------------------------------------------------------------------------------------------

James Wolford                         None                                None

------------------------------------- -----------------------------------------------------------------

Trustees, officers, directors and full time employees of the Trust, CNAM, Inc.,
RCB, the Distributor and affiliates of such companies are not subject to the front end sales charge for Class R shares of the Small Cap Value Fund, as sales to such persons do not involve any sales expense to the Fund or the Distributor.

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending
September 30, 2006.

                                      -40-

                              INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------------------------------------
     Name of Trustee         Aggregate       Pension or Retirement Estimated Annual  Total Compensation From
                         Compensation from    Benefits Accrued As    Benefits Upon     Registrant and Fund
                             Registrant          Part of Funds'       Retirement    Complex Paid to Trustees
                                                    Expenses
--------------------------------------------------------------------------------------------------------------

Irwin G. Barnet               $41,500                 N/A                 N/A                $41,500

--------------------------------------------------------------------------------------------------------------

Victor Meschures              $38,500                 N/A                 N/A                $38,500

--------------------------------------------------------------------------------------------------------------

William R. Sweet              $39,750                 N/A                 N/A                $39,750

--------------------------------------------------------------------------------------------------------------

James Wolford                 $38,500                 N/A                 N/A                $38,500

--------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

Prior to April 1, 1999, Berkeley Capital Management ("BCM") served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an
Investment Management Agreement (the "Management Agreement") dated as of April
1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM,
Inc. CNAM, Inc. employs the same investment personnel that managed the Funds under CNB.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds' investment strategies, manages the Funds' investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2006, the
Investment Manager had approximately $5.2 billion in assets under management.
CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $48.6 billion in assets under administration as of December 31,
2006. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a
New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the
Funds' prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                                      -41-

The Management Agreement with respect to each Fund is in effect for a two-year term (the "Initial Term") from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of any sub-adviser to any of the Funds. Other than with respect to the Small Cap Value Fund, in accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders' approval. The Investment
Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

Any reductions made by the Investment Manager in its fees from a Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the
Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the
Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period. Under a similar arrangement with the RCB Predecessor Fund, RCB has paid certain excess operating expenses of the RCB Predecessor Fund. The right to seek reimbursement of such excess operating expenses was carried over to the Class R shares of the Small Cap Value Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name "CNI Charter" by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment
Manager ceases to be the Investment Manager of the Funds.

For the relevant fiscal periods ending September 30, 2006, September 30, 2005 and September 30, 2004, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated
amounts. For each Fund, the Investment Manager's investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

                                      -42-

--------------------------------------------------------------------------------------------------------------------
             Fund                  Fiscal Year Ended          Fiscal Year Ended            Fiscal Year Ended
                                        9/30/06                   9/30/05                      9/30/04
--------------------------------------------------------------------------------------------------------------------
                                                Fees                       Fees                         Fees
                                 Fees Paid     Waived       Fees Paid     Waived         Fees Paid     Waived
--------------------------------------------------------------------------------------------------------------------

Large Cap Growth Fund           $292,709           N/A       $240,683          N/A       $195,140          N/A
--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund            $584,676           N/A       $309,673          N/A       $266,543          N/A
--------------------------------------------------------------------------------------------------------------------
Technology Growth Fund          $22,085            N/A       $20,433           N/A       $18,316       $1,149
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund            $668,726           N/A       $618,947          N/A       $324,640          N/A
--------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund             $215,503           N/A       $205,192          N/A       $174,933      $5,597
--------------------------------------------------------------------------------------------------------------------
Government Bond Fund            $118,244      $23,207        $88,941       $17,588       $65,670       $15,500
--------------------------------------------------------------------------------------------------------------------
California Bond Fund            $40,654       $28,120        $34,992       $24,819       $25,914       $23,121
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund            $266,638      $38,055        $296,131      $42,299       $235,640      $42,321
--------------------------------------------------------------------------------------------------------------------
Prime Money Fund                $2,760,898         N/A       $1,922,067        N/A       $1,657,566        N/A
--------------------------------------------------------------------------------------------------------------------
Government Money Fund           $5,904,108         N/A       $5,794,749        N/A       $5,969,991        N/A
--------------------------------------------------------------------------------------------------------------------
California Money Fund           $1,688,038    $515,898       $1,495,183    $429,471      $1,397,210    $530,243
--------------------------------------------------------------------------------------------------------------------

For the fiscal year ended September 30, 2006, the Investment Manager recaptured fees it had previously waived in the following amounts: Technology Growth Fund:
$1,667; and Corporate Bond Fund: $4,821.

A summary of the Board's considerations associated with its approval of the
Management Agreement is included in the Trust's Semi-Annual Report for the fiscal period ended March 31, 2006.

SUB-ADVISERS

The High Yield Bond Fund

Halbis has entered into a sub-advisory agreement effective August 31, 2005 (the
"Halbis Sub-Advisory Agreement") with the Investment Manager pursuant to which
Halbis serves as discretionary investment adviser to the High Yield Bond Fund.
The Halbis Sub-Advisory Agreement provides that Halbis shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Halbis Sub-Advisory
Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the
High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Halbis Sub-Advisory Agreement or
"interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Halbis Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the
Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than
60 days' written notice to Halbis, or by Halbis on not less than 60 days'
written notice to the Trust.

Halbis is entitled to a fee for its investment advisory services, which is calculated at the following annual rates: 0.50% of the average daily net assets of the Fund up to $35 million and 0.40% of such net assets over $35 million and less than $70 million, and 0.35% of such net assets over $70 million.

For the year ended September 30, 2006 and the fiscal period ended September 30,
2005, the Investment Manager paid Halbis approximately $197,502 and $17,338 in sub-advisory fees.

                                      -43-

Until September 1, 2005, Credit Suisse Asset Management, LLC ("Credit Suisse")
served as investment sub-adviser to the High Yield Bond Fund pursuant to a sub-advisory agreement between the Investment Manager and Credit Suisse (the
"Credit Suisse Sub-Advisory Agreement"). As of August 31, 2005, the Credit
Suisse Sub-Advisory Agreement was terminated.

For the period October 1, 2004 through September 1, 2005, the Investment Manager paid Credit Suisse approximately $198,133 in sub-advisory fees. For the year ended September 30, 2004, the Investment Manager paid Credit Suisse approximately $182,619 in sub-advisory fees.

A summary of the Board's considerations associated with its approval of the
Halbis Sub-Advisory Agreement is included in the Trust's Semi-Annual Report for the fiscal period ended March 31, 2005.

The Small Cap Value Fund

RCB has entered into a sub-advisory agreement (the "RCB Sub-Advisory Agreement"
and, together with the Halbis Sub-Advisory Agreement, the "Sub-Advisory
Agreements") with the Investment Manager. Pursuant to the RCB Sub-Advisory
Agreement, RCB serves as discretionary investment adviser to the Small Cap Value
Fund. The RCB Sub-Advisory Agreement provides that RCB shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the RCB Sub-Advisory Agreement with respect to the Small Cap
Value Fund after its initial two year term must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the
Small Cap Value Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the RCB Sub-Advisory Agreement or
"interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The RCB Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the
Trust or the Small Cap Value Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Small Cap
Value Fund, by a majority of the outstanding shares of the Small Cap Value Fund, on not less than 60 days' written notice to RCB, or by RCB on not less than 60 days' written notice to the Trust.

RCB is entitled to a fee for its investment advisory services to be paid by
CNAM, Inc., which is accrued daily and paid monthly at the annual rate of 0.85%
of the average daily net assets of the Small Cap Value Fund. For the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004, the
Investment Manager paid RCB approximately $668,726, $618,947 and $311,386 in sub-advisory fees, respectively.

The use of the name "RCB" by the Trust is pursuant to the consent of RCB, which may be withdrawn if RCB ceases to be the investment adviser to the Small Cap
Value Fund.

A summary of the Board's considerations associated with its approval of the RCB
Sub-Advisory Agreement is included in the Trust's Semi-Annual Report for the fiscal period ended March 31, 2006.

PORTFOLIO MANAGERS

Information regarding CNAM, Inc. and each of the Sub-Advisers is contained in the Funds' Prospectuses under "Management of the Funds." Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund's portfolio (a "portfolio manager"), as identified in the Funds' Prospectus: (i) other accounts managed by the portfolio

                                      -44-

manager, (ii) a description of the portfolio manager's compensation structure and (iii) the dollar range of the portfolio manager's investments in each Fund.
All information provided below is as of September 30, 2006.

CNAM, Inc.

CNAM, Inc. manages the investment portfolios of the Large Gap Growth Fund, Large
Cap Value Fund, Technology Growth Fund, Corporate Bond Fund, Government Bond
Fund and California Bond Fund.

The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional's assigned portfolios'
investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Investment professionals are also eligible to participate in CNC's stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB.
In addition, CNB may make discretionary contributions ("employer contributions")
each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Large Cap Growth Fund

The individuals with responsibility for managing the Large Gap Growth Fund are
Richard A. Weiss and Brian L. Garbe. Messrs. Weiss and Garbe managed the following accounts (including the Large Gap Growth Fund):

Mr. Weiss:

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

Registered Investment                2             $152.5                  0                       $0
Companies:

-----------------------------------------------------------------------------------------------------------------
Other Pooled Investment              0               $0                    0                       $0
Vehicles:

-----------------------------------------------------------------------------------------------------------------
Other Accounts:                      14            $22.7                   0                       $0
-----------------------------------------------------------------------------------------------------------------

                                      -45-

Mr. Garbe:

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

     Registered Investment          3              $155.2                  0                        $0
          Companies:
-----------------------------------------------------------------------------------------------------------------
    Other Pooled Investment
           Vehicles:                0                $0                    0                        $0
-----------------------------------------------------------------------------------------------------------------
        Other Accounts:             8               $18.5                  0                        $0
-----------------------------------------------------------------------------------------------------------------

 Neither Mr. Weiss nor Mr. Garbe own any shares of the Large Cap Growth Fund.

Large Cap Value Fund
--------------------

The individuals with primary responsibility for managing the Large Gap Value
Fund are Richard A. Weiss and Brian L. Garbe. Additional information about
Messrs. Weiss and Garbe is set forth above under "Large Cap Growth Fund".

Neither Mr.  Weiss nor Mr. Garbe own any shares of the Large Cap Value Fund.

Technology Growth Fund
----------------------

The individuals with primary responsibility for managing the Technology Growth
Fund are Brian L. Garbe and Max Sasso. Additional information about Mr. Garbe is set forth above under "Large Gap Growth Fund". Mr. Sasso managed the following accounts (including the Technology Growth Fund):

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

Registered Investment                1             $2.7                    0                       $0
Companies:
-----------------------------------------------------------------------------------------------------------------
Other Pooled Investment              0              $0                     0                       $0
Vehicles:
-----------------------------------------------------------------------------------------------------------------
Other Accounts:                      94            $89.4                   0                       $0
-----------------------------------------------------------------------------------------------------------------

Neither Mr. Garbe nor Mr. Sasso own any shares of the Technology Growth Fund.

Corporate Bond Fund
-------------------

The individuals with primary responsibility for managing the Corporate Bond Fund are Rodney J. Olea and William C. Miller. Messrs. Olea and Miller managed the following accounts (including the Corporate Bond Fund):

                                      -46-

Mr. Olea:

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

Registered Investment               7              $4,539.7                0                        $0
Companies:
-----------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                $0                    0                        $0
Vehicles:
-----------------------------------------------------------------------------------------------------------------
Other Accounts:                     40             $425.2                  0                        $0
-----------------------------------------------------------------------------------------------------------------

Mr. Miller:

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------
Registered Investment               5              $4,475.8                0                       $0
Companies:
-----------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                $0                    0                       $0
Vehicles:
-----------------------------------------------------------------------------------------------------------------
Other Accounts:                     68             $496.5                  0                       $0
-----------------------------------------------------------------------------------------------------------------

Neither Mr. Olea nor Mr. Miller own any shares of the Corporate Bond Fund.

Government Bond Fund
--------------------

The individuals with primary responsibility for managing the Government Bond
Fund are Rodney J. Olea and Paul C. Single. Additional information about Mr.
Olea is set forth above under "Corporate Bond Fund". Mr. Single managed the following accounts (including the Government Bond Fund):

                                      -47-

-----------------------------------------------------------------------------------------------------------------

 The individuals with
 primary responsibility
 for managing the
 Government Bond Fund are
 Rodney J. Olea and Paul
 C. Single. Additional
 information about Mr.
 Olea is set forth above
 under "Corporate Bond
 Fund". Mr. Single
 managed the following
 accounts (including the
 Government Bond Fund):

       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

Registered Investment               4              $4,451.0                0                        $0
Companies:
-----------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                $0                    0                        $0
Vehicles:
-----------------------------------------------------------------------------------------------------------------
Other Accounts:                     60             $275.5                  0                        $0
-----------------------------------------------------------------------------------------------------------------

Neither Mr. Olea nor Mr. Single own any shares of the Government Bond Fund.

California Tax Exempt Bond Fund
-------------------------------

The individuals with primary responsibility for managing the California Bond
Fund are Rodney J. Olea and Alan Remedios. Additional information about Mr. Olea is set forth above under "Corporate Bond Fund". Mr. Remedios managed the following accounts (including the California Bond Fund):

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

Registered Investment               4              $4,421.6                0                        $0
Companies:
-----------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                $0                    0                        $0
Vehicles:
-----------------------------------------------------------------------------------------------------------------
Other Accounts:                     77             $307.6                  0                        $0
-----------------------------------------------------------------------------------------------------------------

Neither Mr. Olea nor Mr. Remedios own any shares of the California Bond Fund.

RCB

RCB manages the investment portfolio of the Small Cap Value Fund. The individuals with primary responsibility for managing the Fund are Jeffrey
Bronchick and Thomas D. Kerr. Messrs. Bronchick and Kerr managed the following accounts (including the Small Cap Value Fund):

                                      -48-

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)   Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed                                 Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

Registered Investment                1             $ 69.9                   0                            $0
Companies
-----------------------------------------------------------------------------------------------------------------
Other Pooled Investment              1              $6.1                    1                           $6.1
Vehicles
-----------------------------------------------------------------------------------------------------------------
Other Accounts                     1,243          $ 896.2                   0                            $0
-----------------------------------------------------------------------------------------------------------------

Compensation for each of Messrs. Bronchick and Kerr is based on a combination of a competitive salary; a share in a bonus pool based on the profitability of the company and distributed according to a combination of contribution, peer review and other factors; and a pro rata share of available corporate profits as each is a principal of the firm. The bonus is paid annually at year-end.

Mr. Bronchick owns shares worth over $1,000,000 in value, and Mr. Kerr owns shares worth $10,001-$50,000 in value, of the Small Cap Value Fund.

Halbis

Halbis manages the investment portfolio of the High Yield Bond Fund. The individual with primary responsibility for managing the Fund is Richard A.
Lindquist. Mr. Lindquist managed the following accounts (including the High
Yield Bond Fund):

-----------------------------------------------------------------------------------------------------------------
       Type of Accounts            Total       Total Assets   # of Accounts Managed with   Total Assets with
       ----------------            -----       -------------  ---------------------------  ------------------
                               # of Accounts     (millions)(*)Performance-Based Advisory   Performance-Based
                               --------------    ----------   ---------------------------  -----------------
                                  Managed(*)                              Fee            Advisory Fee (millions)
                                  -------                                 ---            -----------------------

-----------------------------------------------------------------------------------------------------------------

     Registered                    2               $51.1                  0                         $0
Investment Companies
-----------------------------------------------------------------------------------------------------------------
    Other Pooled                   1               $5.3                   0                         $0
 Investment Vehicles
-----------------------------------------------------------------------------------------------------------------
   Other Accounts                  5               $350.4                 0                         $0
-----------------------------------------------------------------------------------------------------------------

(*) These figures represent accounts of both Halbis and HSBC Investments (USA)
Inc., as Halbis portfolio managers manage accounts on behalf of each of these entities.

Mr. Lindquist's compensation consists of a base salary and an incentive bonus.
The total sum set aside for bonus payments each year is a function of HSBC
Investments (USA) Inc.'s profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed: (1) the performance of the company; (2) the performance of the investment team; and (3) the performance of the individual. During the annual appraisal process, each department manager reviews the team's performance and contribution to the company for the past year on an individual basis. Bonuses and salary increases are awarded based on the individual's contribution to the team. Promotions are awarded to individuals who have performed well beyond expectations for their respective levels.

                                      -49-

Mr. Lindquist does not own any shares of the High Yield Bond Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each
Fund and/or other account. In approving the Management Agreement and each
Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment
Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, except for RCB which generally provides for allocation in a random manner.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment
Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment
Manager or Sub-Adviser could share in investment gains.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment
Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

                                      -50-

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the
Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The
Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days' written notice following an uncured material breach.

From April 1, 2002 through December 31, 2004 the Administrator was entitled to fees which were calculated based upon the aggregate average daily net assets
("Assets") of the Trust as follows: 0.10% of Assets not exceeding $2.5 billion;
0.08% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.06%
of Assets exceeding $5 billion. As of January 1, 2005, the Administrator is entitled to fees calculated based on the following schedule: .065% of Assets not exceeding $2.5 billion; .045% of Assets exceeding $2.5 billion but not exceeding
$5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a
Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

For the fiscal years ended September 30, 2006, September 30, 2005, and September
30, 2004, the Funds paid the following administrative fees:

--------------------------------------------------------------------------------------------------------------------
             Fund                  Fiscal Year Ended          Fiscal Year Ended            Fiscal Year Ended
                                        9/30/06                   9/30/05                      9/30/04
--------------------------------------------------------------------------------------------------------------------
                                 Fees Paid      Fees                       Fees                         Fees
                                               Waived       Fees Paid     Waived         Fees Paid     Waived
--------------------------------------------------------------------------------------------------------------------

Large Cap Growth Fund          $24,981         N/A         $22,535        $1,793        $24,298         $3,033
--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund           $52,286         N/A         $30,302        $2,586        $33,721         $5,043
--------------------------------------------------------------------------------------------------------------------
Technology Growth Fund         $1,441          N/A         $1,463         $130          $1,887          $272
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund           $43,652         N/A         $44,123        $3,331        $29,412         $5,187
--------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund            $29,883         N/A         $30,727        $2,680        $37,035         $5,524
--------------------------------------------------------------------------------------------------------------------
Government Bond Fund           $18,244         N/A         $15,005        $1,203        $15,382         $2,427
--------------------------------------------------------------------------------------------------------------------
California Bond Fund           $14,128         N/A         $13,450        $1,126        $14,840         $2,289
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund           $22,538         N/A         $27,523        $2,499        $30,290         $4,664
--------------------------------------------------------------------------------------------------------------------
Prime Money Fund               $612,100        N/A         $457,411       $39,798       $491,131        $80,934(*)
--------------------------------------------------------------------------------------------------------------------
Government Money Fund          $1,259,467      N/A         $1,330,954     $123,883      $1,799,024      $260,288(*)
--------------------------------------------------------------------------------------------------------------------
California Money Fund          $452,745        N/A         $433,449       $37,636       $583,338        $92,467(*)
--------------------------------------------------------------------------------------------------------------------

(*)The Administrator waived additional amounts in 2004 in order to maintain the yields of the Money Funds.

                                      -51-

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments
Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments
Company ("SEI Investments"), is the owner of all beneficial interest in the
Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

PRINCIPAL DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the
"Distribution Agreement") with respect to shares of the Funds. The Distribution
Agreement is renewable annually by approval of the Board of Trustees and of the
Independent Trustees. The Distribution Agreement may be terminated by the
Distributor, by a majority vote of the Independent Trustees have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class A shares of each Fund, Class S shares of the Money Funds and Class R shares of the Small
Cap Value Fund, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc., that provide distribution-related services. The Distributor is located at One Freedom
Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, SEI Investments Fund Management (the
"Transfer Agent"), a wholly owned subsidiary of SEI Investments located at One
Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the
Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th
Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the
"Custodian") of the Funds' assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust's independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds'
federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the
Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street,
Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los
Angeles, California 90071.

                                      -52-

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management's ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the
Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds' general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the
Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the
Investment Manager or Sub-Adviser(s) in advising other clients. The Investment
Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the
Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the
Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a
Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the
Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment
Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the
Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect

                                      -53-

purchases of shares of the Funds for their customers. The Funds do not use the
Distributor to execute its portfolio transactions.

SMALL CAP VALUE FUND

Pursuant to the RCB Advisory Agreement, RCB determines which securities are to be purchased and sold by the Small Cap Value Fund and selects the broker-dealers to execute the Small Cap Value Fund's portfolio transactions.

Where possible, RCB effects purchase and sale transactions through dealers
(including banks) which specialize in the types of securities held by the Small
Cap Value Fund, unless better executions are available elsewhere. Purchases of portfolio securities for the Small Cap Value Fund also may be made directly from issuers or from underwriters. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, RCB uses reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. RCB considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research products, trading services and statistical information to RCB that RCB may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.

RCB may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Small
Cap Value Fund and may be useful to RCB in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Small Cap Value Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by RCB to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of RCB's overall responsibilities to the Small Cap Value Fund. Products, services and informational items may be provided directly to RCB by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

Where a particular service or product that a broker is willing to provide for soft dollars has not only a "research" application, but is also useful to RCB for non-"research" purposes, RCB will allocate the cost of the product or service between its research and non-research uses and pay only the "research"
portion with soft dollars. Since this allocation of cost between research and non-research functions is determined solely by RCB, a conflict of interest may exist in its calculation.

Generally, RCB makes similar portfolio investment decisions for all of the client accounts and mutual funds it advises, including the Small Cap Value Fund.
Therefore, it is possible that at times RCB will determine it is desirable to acquire or sell identical securities on behalf of the Small Cap Value Fund and such client accounts and other mutual funds. In those instances, trading decisions will be made in accordance with RCB's allocation policy. In such event, the position of the Small Cap Value Fund and

                                      -54-

such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Small Cap Value Fund at the same time, the Small Cap Value Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Small Cap Value Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Small Cap Value Fund is purchasing or selling, each day's transactions in such security will be allocated in between the Small Cap Value Fund and all such client accounts or mutual funds in a random manner. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Small Cap Value Fund is concerned. In other cases, however, it is believed that the ability of the Small Cap Value Fund to participate in volume transactions may produce better executions for the Small
Cap Value Fund.

REGULAR BROKERS OR DEALERS

 "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the
Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On
September 30, 2006, the Prime Money Market Fund, Government Money Market Fund,
Corporate Bond Fund, Large Cap Value Fund, Large Cap Growth Fund, Government
Bond Fund, High Yield Bond Fund, RCB Small Cap Fund and Technology Growth Fund
held securities of the Trust's "regular brokers or dealers" as follows:

---------------------------------------------------------------------------------------------------------------
Fund                            Name of Broker/Dealer                   Total $ Amount of Securities of Each
                                                                        Regular Broker-Dealer Held (in 000s)
---------------------------------------------------------------------------------------------------------------

Prime Money Market Fund         Barclays Capital, Inc.                $160,000
                                Banc of America
                                   Investment Services                $150,000
                                Bear, Steans, & Co., Inc.             $149,920
                                Nomura Securities               I
                                International, Inc.                   $125,000
                                First Tennessee Bank                  $25,000
                                Deutsche Bank Securities              $25,000
                                  Limited
                                Lehman Brothers, Inc.                 $25,000
                                UBS Warburg
                                  Painwebber, Inc.                    $24,960
                                Citigroup, Inc.                       $24,982
                                Merrill Lynch, Inc.                   $24,989
                                Societe Generale Cowen                $24,989
                                  Securities Corp.
                                Fidelity Capital Markets              $203
---------------------------------------------------------------------------------------------------------------
Government Money Market Fund    Barclays Capital, Inc.                $193,000
                                Bear, Stearns, & Co., Inc.            $175,000
                                Banc of America
                                   Investment Services                $150,000
---------------------------------------------------------------------------------------------------------------

                                      -55-

---------------------------------------------------------------------------------------------------------------

                                Nomura Securities               I
                                International, Inc.                   $150,000
                                Deutsche Bank
                                  Securities Limited                  $100,000
                                UBS Warburg
                                  Painwebber, Inc.                    $50,000
                                Lehman Brothers Inc.                  $25,000
---------------------------------------------------------------------------------------------------------------
Corporate Bond Fund             Fidelity Capital Markets              $1,838
                                J.P. Morgan Chase Bank                $1,122
                                Lehman Brothers, Inc.                 $1,107
                                Citigroup Global Services             $1,034
                                Credit Suisse Corp.                   $1,009
                                Merrill Lynch, Inc.                   $986
                                HSBC Securities, Inc.                 $985
                                Countrywide Securities                $982
                                CIT Group                             $978
                                Goldman, Sachs & Co.                  $978
                                Morgan Stanley Dean
                                  Witter, Inc.                        $973
                                Jefferies & Co., Inc.                 $665
                                Deutsche Bank
                                  Securities Limited                  $526
                                US Bancorp Investments                $354
                                Wachovia Securities, Inc.             $100
---------------------------------------------------------------------------------------------------------------
Large Cap Value Fund            Banc of America Corp.                 $3,771
                                Citigroup, Inc.                       $3,367
                                Wells Fargo                           $2,658
                                Wachovia Securities, Inc.             $1,992
                                Morgan Stanley Dean
                                Witter, Inc.                          $1,968
                                Goldman, Sachs &    Company
                                Fidelity Capital Markets              $1,895
                                US Bancorp Investments                $1,715
                                Merrill Lynch, Inc.                   $1,594
                                Lehman Brothers, Inc.                 $1,205
                                CIT Group                             $1,108
                                PNC Financial Services                $705
                                Suntrust Capital Markets, Inc.        $493
                                Bank of New York
                                SEI Investments Distribution          $487
                                Company                               $409

                                                                      $11

---------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund           Fidelity Capital Markets              $657
                                Goldman, Sachs & Company
---------------------------------------------------------------------------------------------------------------

                                      -56-

---------------------------------------------------------------------------------------------------------------

                                Lehman Brothers Inc.                  $440
                                T. Rowe Price                         $355
                                Countrywide Securities                $335
                                Merrill Lynch, Inc.                   $301
                                SEI Investments Distribution Company  $203

                                                                      $25

---------------------------------------------------------------------------------------------------------------
Government Bond Fund            Fidelity Capital Markets              $50

---------------------------------------------------------------------------------------------------------------
High Yield Bond                 Fidelity Capital Markets              $373
---------------------------------------------------------------------------------------------------------------
RCB Small Cap Value             Morgan Stanley Dean                   $3,053
                                  Witter, Inc.

---------------------------------------------------------------------------------------------------------------
Technology Growth Fund          Fidelity Capital Markets              $51
                                SEI Investments
                                   Distribution Company               $8

---------------------------------------------------------------------------------------------------------------

BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:

----------------------------------------------------------------------------------------------------
                             Total $      Total $ Amount         % of Total        % of Total
                            Amount of      of Brokerage          Brokerage         Brokerage
       Year Ending          Brokerage      Commissions       Commissions Paid     Transactions
   September 30, 2006      Commissions        Paid to           to Affiliated    Effected Through
                              Paid      Affiliated Brokers         Brokers      Affiliated Brokers
----------------------------------------------------------------------------------------------------

Large Cap Growth Fund        $39,100            N/A                 N/A                N/A
----------------------------------------------------------------------------------------------------
Large Cap Value Fund        $128,051            N/A                 N/A                N/A
----------------------------------------------------------------------------------------------------
Technology Growth Fund       $2,373             N/A                 N/A                N/A
----------------------------------------------------------------------------------------------------
Small Cap Value Fund        $220,565            N/A                 N/A                N/A
----------------------------------------------------------------------------------------------------

                                      -57-

----------------------------------------------------------------------------------------------------
                             Total $      Total $ Amount         % of Total        % of Total
                            Amount of      of Brokerage          Brokerage         Brokerage
       Year Ending          Brokerage      Commissions       Commissions Paid     Transactions
   September 30, 2005      Commissions        Paid to           to Affiliated    Effected Through
                              Paid      Affiliated Brokers         Brokers      Affiliated Brokers
----------------------------------------------------------------------------------------------------

Large Cap Growth Fund       $36,906            N/A                N/A                N/A
--------------------------------------------------------------------------------------------------
Large Cap Value Fund        $56,402            N/A                N/A                N/A
--------------------------------------------------------------------------------------------------
Technology Growth Fund       $4,757            N/A                N/A                N/A
--------------------------------------------------------------------------------------------------
Small Cap Value Fund       $149,247            N/A                N/A                N/A
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                             Total $      Total $ Amount         % of Total        % of Total
                            Amount of      of Brokerage          Brokerage         Brokerage
       Year Ending          Brokerage      Commissions       Commissions Paid     Transactions
   September 30, 2004      Commissions        Paid to           to Affiliated    Effected Through
                              Paid      Affiliated Brokers         Brokers      Affiliated Brokers
----------------------------------------------------------------------------------------------------
Large Cap Growth Fund          $53,783         N/A                  N/A                  N/A
----------------------------------------------------------------------------------------------------
Large Cap Value Fund           $56,352         N/A                  N/A                  N/A
----------------------------------------------------------------------------------------------------
Technology Growth Fund          $6,315         N/A                  N/A                  N/A
----------------------------------------------------------------------------------------------------
Small Cap Value Fund           $88,340         N/A                  N/A                  N/A
----------------------------------------------------------------------------------------------------

Of the total brokerage commissions paid by the Large Cap Growth Fund, Large Cap
Value Fund, and Technology Growth Fund during the fiscal year ended September
30, 2006, a total of $169,029 (99.7%) was paid to firms which provided research services to the Investment Manager as well as execution services.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-

                                      -58-

term capital gains and losses, such Fund will have a net long-term capital gain.
After deduction of the amount of any net short-term capital loss, the balance
(to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that
Fund's shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The
Funds do not pay "interest" or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund's earnings and profits. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15%
rate brackets) for (i) "qualified dividend income" distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Government
Bond Fund, the Government Money Fund, the California Bond Fund or the California
Money Fund to the extent they are not subject to state or federal income taxes).

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the
Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                                      -59-

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Funds' net asset values per share are determined
(each a "Business Day"), the Money Funds' net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.
Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California
Money Fund; and (2) payment in immediately available funds wired to the Transfer
Agent by the close of business the same day.

The Money Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of
Trustees.

Should the net asset values of a Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund's distributions.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and
(2) diversify holdings so that at the end of each quarter of its taxable years
(i) at least 50% of the market value of each Fund's total assets is represented by cash or cash items (including receivables) Government Securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer (other than Government Securities or securities of other regulated investment companies) or of two or more issuers that such
Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the
Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its "investment company taxable income"
(as that term is defined in the Code), and (2) 90% of the excess of (i) its tax-exempt interest

                                      -60-

income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October
31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on
December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Funds of long-term capital gain and "qualified dividend income," properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). In 1982, the
Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in
1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S.
Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2)
who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

                                      -61-

Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties.
Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a
Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.
As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of "qualified dividend income."

Each Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such
Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a
Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                                      -62-

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies"
("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the
PFIC's income, whether or not such income is actually distributed by the PFIC. A
Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a "Qualified
Electing Fund" under Code Section 1295 or (ii) elect to "mark-to-market" the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to
U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates)
generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the
Code's definition of "resident alien." Among the recent changes in U.S. federal tax law is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after
December 31, 2004, and before January 1, 2008. Again, this applies unless the recipient is a resident alien. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

                                      -63-

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky
& Walker LLP has expressed no opinion in respect thereof.

CALIFORNIA INCOME TAX

The California Bond Fund and the California Money Fund intend to qualify to pay dividends to shareholders that are exempt from California personal income tax
("California exempt-interest dividends"). Each of these two Funds will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from
California personal income tax if the obligations were held by an individual
("California Tax Exempt Obligations"), and (2) the Fund continues to qualify as a regulated investment company.

If a Fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The Fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes)
will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund and attributable to the production of tax-exempt income will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax.
These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.
Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters. Paul, Hastings, Janofsky
& Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION

THE EQUITY FUNDS AND THE BOND FUNDS

The net asset value per share of each of the Equity Funds and the Bond Funds is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund's total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result
(adjusted to the nearest cent) is the net asset value per share.

                                      -64-

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the
Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds' determination of net asset value) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

                                      -65-

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the
Administrator in the event of a pricing problem, participate on the Fair Value
Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or
Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust's Fair Value
Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security's fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager's (or the
Sub-Adviser's) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY FUNDS

The Money Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Funds' investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Fund's net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above
$1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                      -66-

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class A shares of the Funds, the Class S shares of the Money Funds and the Class R shares of the
Small Cap Value Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A, Class S and Class R shares provides that the
Trust will pay the Distributor a fee of up to 0.50% of the average daily net assets of each Fund's Class A, Class S and Class R shares that the Distributor can use to compensate broker-dealers and service providers, including the
Investment Manager and affiliates of the Distributor, that provide distribution-related services to the Class A, Class S and Class R shareholders or to their customers who beneficially own the Class A, Class S and Class R shares. During the fiscal period ending September 30, 2004, the annual distribution fee rate for the Equity Funds' and the Bond Funds' Class A shares
(other than the Technology Growth Fund and the High Yield Bond Fund) was 0.25%.
The annual distribution fee rate for the Class A shares of the Technology Growth
Fund and the High Yield Bond Fund was 0.30%. The annual distribution fee rate for the Small Cap Value Fund's Class R shares was 0.25%. The annual distribution fee rate for the Money Funds' Class A and Class S shares was 0.50%.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of any of the distribution plan or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency,
financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a
Fund may only be used to pay for the distribution expenses of that class of the
Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee.

                                      -67-

Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the
Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days' notice by the Distributor or the Investment Manager, or by the Trust by
vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such
Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Manager on behalf of the shares of the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ending September 30, 2006, the Funds paid the Distributor the following distribution fees under the Plan.

------------------------------------------------------------------------------------------------------
  Fiscal Year Ended September 30, 2006        Total Fees Paid      Total Fees Paid Directly to Other
                                            To the Distributor        Broker-Dealers and Financial
                                                                             Intermediaries
------------------------------------------------------------------------------------------------------

Class A Shares
------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                        $24,363               -
------------------------------------------------------------------------------------------------------
Large Cap Value Fund                         $30,428               -
------------------------------------------------------------------------------------------------------
Technology Growth Fund                       $4,215                -
------------------------------------------------------------------------------------------------------
Small Cap Value Fund                         $29,995               -
------------------------------------------------------------------------------------------------------
Corporate Bond Fund                          $3,466                -
------------------------------------------------------------------------------------------------------
Government Bond Fund                         $2,093                -
------------------------------------------------------------------------------------------------------
California Bond Fund                         $3,048                -
------------------------------------------------------------------------------------------------------
High Yield Bond Fund                         $58,557               -
------------------------------------------------------------------------------------------------------
Prime Money Fund                             $1,020,783            $416,964
------------------------------------------------------------------------------------------------------
Government Money Fund                        $1,855,761            $4,093,414
------------------------------------------------------------------------------------------------------
California Money Fund                        $372,911              $1,550,435
------------------------------------------------------------------------------------------------------
Class S Shares
------------------------------------------------------------------------------------------------------
Prime Money Fund                             $1,339,192            -
------------------------------------------------------------------------------------------------------
Government Money Fund                        $1,239,707            -
------------------------------------------------------------------------------------------------------
California Money Fund                        $475,329              -
------------------------------------------------------------------------------------------------------
Class R Shares
------------------------------------------------------------------------------------------------------
Small Cap Value Fund                         -                     $131,889
------------------------------------------------------------------------------------------------------

Of these amounts, $12,039 in unreimbursed expenses with respect to Class R of the RCB Fund, representing 0.02% of the Fund's assets as of September 30, 2006, were incurred under the Plan and

                                      -68-

carried over for future use by the Fund pursuant to the Plan. In addition,
$30,846 in distribution fees with respect to Class R of the RCB Fund, representing 0.04% of the Fund's assets as of September 30, 2006, had been refunded to the Distributor by a broker-dealer to correct an overpayment, and have been carried over for future use by the Fund pursuant to the Plan.

                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the
Funds. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Funds' average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the
Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses;
transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees;
and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the
Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating
Organizations should read the Funds' Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ending September 30, 2006, September 30, 2005, and
September 30, 2004 pursuant to the Shareholder Services Agreement, the Class A,
Class S, Class R and Institutional Class shares of the Funds paid CNB the following fees:

--------------------------------------------------------------------------------------------------------
  Fees Paid, Fiscal Year Ended       Class A            Class S          Class R       Institutional
             9/30/06                                                                       Class
--------------------------------------------------------------------------------------------------------

Large Cap Growth Fund                     $48,725             N/A             N/A              $88,217
--------------------------------------------------------------------------------------------------------
Large Cap Value Fund                      $60,856             N/A             N/A             $205,328
--------------------------------------------------------------------------------------------------------
Technology Growth Fund                     $7,728             N/A             N/A               $2,983
--------------------------------------------------------------------------------------------------------
Small Cap Value Fund                      $59,990             N/A        $263,779              $34,799
--------------------------------------------------------------------------------------------------------

                                      -69-

--------------------------------------------------------------------------------------------------------

Corporate Bond Fund                        $6,932             N/A             N/A             $131,223
--------------------------------------------------------------------------------------------------------
Government Bond Fund                       $4,186             N/A             N/A              $80,146
--------------------------------------------------------------------------------------------------------
California Bond Fund                       $6,096             N/A             N/A              $60,631
--------------------------------------------------------------------------------------------------------
High Yield Bond Fund                     $107,355             N/A             N/A              $52,766
--------------------------------------------------------------------------------------------------------
Prime Money Fund(*)                    $2,252,432      $1,794,511             N/A             $893,203
--------------------------------------------------------------------------------------------------------
Government Money Fund(*)               $9,272,974      $1,658,574             N/A             $125,709
--------------------------------------------------------------------------------------------------------
California Money Fund(*)               $3,077,261        $646,446             N/A             $200,268
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
  Fees Paid, Fiscal Year Ended       Class A            Class S          Class R       Institutional
             9/30/05                                                                       Class
--------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                     $17,350             N/A             N/A              $75,203
--------------------------------------------------------------------------------------------------------
Large Cap Value Fund                      $22,264             N/A             N/A             $101,968
--------------------------------------------------------------------------------------------------------
Technology Growth Fund                     $3,373             N/A             N/A               $2,632
--------------------------------------------------------------------------------------------------------
Small Cap Value Fund                      $28,023             N/A        $124,007              $29,993
--------------------------------------------------------------------------------------------------------
Corporate Bond Fund                        $3,833             N/A             N/A             $122,421
--------------------------------------------------------------------------------------------------------
Government Bond Fund                       $1,064             N/A             N/A              $60,871
--------------------------------------------------------------------------------------------------------
California Bond Fund                       $5,452             N/A             N/A              $49,928
--------------------------------------------------------------------------------------------------------
High Yield Bond Fund                      $53,777             N/A             N/A              $59,033
--------------------------------------------------------------------------------------------------------
Prime Money Fund                         $402,497        $270,729             N/A             $890,508
--------------------------------------------------------------------------------------------------------
Government Money Fund                  $3,205,052        $423,845             N/A             $111,555
--------------------------------------------------------------------------------------------------------
California Money Fund                  $1,043,837         $71,308             N/A             $233,266
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
  Fees Paid, Fiscal Year Ended       Class A            Class S          Class R       Institutional
             9/30/04                                                                       Class
--------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                      $8,967             N/A             N/A              $63,487

--------------------------------------------------------------------------------------------------------
Large Cap Value Fund                      $10,326             N/A             N/A              $92,460
--------------------------------------------------------------------------------------------------------
Technology Growth Fund                     $3,093             N/A             N/A               $2,632
--------------------------------------------------------------------------------------------------------
Small Cap Value Fund                      $13,719             N/A         $59,352              $18,514
--------------------------------------------------------------------------------------------------------
Corporate Bond Fund                        $2,765             N/A             N/A             $110,065
--------------------------------------------------------------------------------------------------------
Government Bond Fund                         $490             N/A             N/A              $46,707
--------------------------------------------------------------------------------------------------------
California Bond Fund                       $3,731             N/A             N/A              $41,672
--------------------------------------------------------------------------------------------------------
High Yield Bond Fund                      $49,169             N/A             N/A              $43,484
--------------------------------------------------------------------------------------------------------
Prime Money Fund(*)                        $307,314        $190,525             N/A             $785,266
--------------------------------------------------------------------------------------------------------
Government Money Fund(*)                 $3,285,172        $343,474             N/A             $129,841
--------------------------------------------------------------------------------------------------------
California Money Fund(*)                 $1,036,601         $61,946             N/A             $266,529
--------------------------------------------------------------------------------------------------------
(*) CNB waived additional fees for Class A and Class S in order to maintain the
Money Funds' yields.

                               DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the
Small Cap Value Fund, some or all of which is reallowed to retail dealers, as follows:

           -------------------------------------------------------------------
           Your investment                        Dealer Commission as a %
                                                  of offering price
           -------------------------------------------------------------------
           Less than $50,000                      3.50%
           -------------------------------------------------------------------
           $50,000 but less than $100,000         3.00%
           -------------------------------------------------------------------
           $100,000 but less than $200,000        2.50%
           -------------------------------------------------------------------
           $200,000 but less than $300,000        2.00%
           -------------------------------------------------------------------
           $300,000 but less than $500,000        1.00%
           -------------------------------------------------------------------
           $500,000 or more                       None
           -------------------------------------------------------------------

                                      -70-

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the
Investment Company Institute and, or other industry association membership dues.
In its role as Investment Manager, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described in the Prospectuses.

                                 CODE OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor
has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings.
No later than 65 days after the end of each first and third fiscal quarter of the Trust, lists of each Fund's complete portfolio holdings as of the end of such quarter will be made available on the Funds' website. The Trust also files the Funds' complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust's second and fourth fiscal quarters, lists of each Fund's complete portfolio holdings will be made available in the Funds'
annual and semi-annual reports, which are mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports are also available on the
Funds' website. Certain other general information regarding the portfolio holdings of each Fund may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds' website(s)
ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust's portfolio holdings may be disclosed to any third party except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4)
pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the "CCO") of the
Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient's written agreement to maintain the confidentiality of the information and not to trade based on the information.
Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

                                      -71-

As of January 22, 2007, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the
Trust: (i) the Administrator and the Custodian pursuant to fund accounting and custody agreements, respectively, under which the Trust's portfolio holdings information is provided daily on a real-time basis; (ii) Institutional
Shareholder Services pursuant to a proxy voting agreement under which the
Trust's portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar,
Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor's, and
Bloomberg L.P. pursuant to agreements under which each Fund's portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the
Trust's website.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the
Trust, information related to the Trust is required to be kept confidential pursuant to the Trust's agreements with such service providers, including an obligation not to trade on such information. The Trust's independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust's website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust's portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust's investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Funds' shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting.
The Board of Trustees oversees the disclosure of information about the Trust's portfolio holdings principally by receiving oral and written reports from the
CCO and through interaction with the CCO at meetings of the Board of Trustees.

                                  PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the "Policy"), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager's general management of the Funds, subject to the Board's continuing oversight. The
Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Small Cap Value Fund to RCB.

A conflict of interest may be deemed to occur when CNAM, Inc. or RCB or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise CNAM, Inc.'s or
RCB's independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM, Inc. or RCB is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the

                                      -72-

Funds' website at www.cnicharterfunds.com, and (3) on the Securities and
Exchange Commission's website at http://www.sec.gov.

Certain information regarding the proxy voting policies of CNAM, Inc. and RCB is summarized below.

CNAM, Inc.

CNAM, Inc. has hired Institutional Shareholder Services ("ISS"), a third-party proxy voting service, to vote proxies on its behalf, and has adopted ISS' proxy voting guidelines. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a "case by case basis" and (b) any issue or proposal not listed in the guidelines according to ISS' recommendation.

CNAM, Inc. reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if CNAM, Inc. determines that no material conflict of interest exists. Such proxy item will be submitted to CNAM, Inc.'s Management Committee, which will determine the vote for each of the proposals in a manner consistent with the Funds' best interests. If CNAM, Inc. determines that a material conflict of interest exists, the Management Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS'
guidelines.

ISS's general positions on various proposals are as follows:

1. ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

2. ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting.
ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

3. ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

4. ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

RCB

RCB's Operations Department, in consultation with its Chief Investment Officer, is ultimately responsible for ensuring that all proxies received by RCB are voted in a timely manner. RCB considers each proxy issue individually and on a case-by-case basis. It is RCB's policy to vote in

                                      -73-

favor of those proposals which advance the sustainable economic value of the companies, and thus of the shareholders whose securities it holds.

If a proxy proposal raises a material conflict of interest, RCB will disclose the conflict to the Trust and obtain its consent to the proposed vote prior to voting the securities.

RCB's general positions on various proposals are as follows:

1. RCB generally votes against issues that seek to entrench the board of directors and management of a company through anti-takeover measures, staggered board terms, super-majority requirements and poison pill provisions.

2. RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3. RCB will not vote in favor of any "social" issues unless it deems that such issues directly advance shareholder value.

4. RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors, hold directors and management accountable for performance, and allow shareholders to directly vote on takeover proposals by third parties.

                               GENERAL INFORMATION

The Trust was organized as a statutory trust under the laws of Delaware on
October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class A and
Institutional Class), other than (a) the Money Funds, which also offer Class S shares, and (b) the Small Cap Value Fund, which also offers Class R shares.
Currently, the Trust offers shares of sixteen series, including the eleven series described in this SAI. Two additional series have been organized but have not commenced operations. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the
"Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the
Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the
Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a

                                      -74-

vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the
Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The
Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of
Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 5, 2007, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

-------------------------------------------------------------------------------------------------------
                Fund                               Shareholder                      % of Fund
-------------------------------------------------------------------------------------------------------

California Tax Exempt Money Market  National Financial Services, LLC                64.50%
Fund                                Attn: Frank Bertola
                                    200 Liberty Street, 5th Floor
                                    New York, NY  10281-5500
-------------------------------------------------------------------------------------------------------
Government Money Market Fund        National Financial Services, LLC                58.00%
                                    Attn: Frank Bertola
                                    200 Liberty Street, 5th Floor
                                    New York, NY  10281-5500
-------------------------------------------------------------------------------------------------------
                                    City National Bank                              29.63%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
Government Bond Fund                City National Bank                              49.18%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
-------------------------------------------------------------------------------------------------------

                                      -75-

-------------------------------------------------------------------------------------------------------

                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
                                    City National Bank                              25.61%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
Corporate Bond Fund                 City National Bank                              66.25%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
Large Cap Growth Equity Fund        City National Bank                              40.40%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
Large Cap Value Fund                City National Bank                              25.00%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund     City National Bank                              75.15%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
Prime Money Market Fund             City National Bank                              54.97%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
Technology Growth Fund              City National Bank                              31.41%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
-------------------------------------------------------------------------------------------------------
                                    NFS LLC FEBO                                    28.64%
                                    Howard M. Brandes TTEE
                                    Howard M Brandes Family Tr
                                    U/A 6/26/84
                                    10670 Wilkins Ave. #2
                                    Los Angeles, CA  90024-5842
-------------------------------------------------------------------------------------------------------

                                      -76-

As of January 5, 2007, the following shareholders held of record the following numbers of shares of the following classes of each of the Funds.

------------------------------------------------------------------------------------------------------
                Fund                               Shareholder                    % of Class
------------------------------------------------------------------------------------------------------

Prime Money Market Fund,            National Financial Services, LLC                17.43%
Institutional Class                 Attn: Frank Bertola
                                    200 Liberty Street, 5th Floor
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------
Prime Money Market Fund,            City National Bank                              82.54%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Government Money Market Fund,       City National Bank                              99.74%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
California Tax Exempt Money Market  City National Bank                              99.99%
Fund, Institutional Class           Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
High Yield Bond Fund, Institutional City National Bank                              14.03%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
High Yield Bond Fund, Institutional City National Bank                              50.96%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
High Yield Bond Fund, Institutional City National Bank                              23.14%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
High Yield Bond Fund,               City National Bank                               7.49%
Institutional Class                 PO Box 60520
                                    Los Angeles, CA 90060-0520
------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund,    City National Bank                              42.27%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund,    City National Bank                              21.86%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds

                                      -77-

------------------------------------------------------------------------------------------------------

                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund,    City National Bank                              35.76%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund,    City National Bank                              21.86%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    P. O. Box 60520
                                    Los Angeles, CA 90060-0520
------------------------------------------------------------------------------------------------------
Large Cap Value Equity Fund,        City National Bank                              28.58%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Large Cap Value Equity Fund,        City National Bank                              11.09%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Large Cap Value Equity Fund,        City National Bank                               6.06%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Large Cap Value Equity              City National Bank                              18.55%
Fund, Institutional Class           PO Box 60520
                                    Los Angeles, CA 90060-0520
------------------------------------------------------------------------------------------------------
Large Cap Growth Equity Fund,       City National Bank                              52.17%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Large Cap Growth Equity Fund,       City National Bank                              28.96%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Large Cap Growth Equity Fund,       City National Bank                              14.15%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Corporate Bond Fund, Institutional  City National Bank                              67.68%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Corporate Bond Fund, Institutional  City National Bank                              17.46%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------

                                      -78-

------------------------------------------------------------------------------------------------------

Corporate Bond Fund, Institutional  City National Bank                              13.07%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Government Bond Fund, Institutional City National Bank                              51.37%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Government Bond Fund, Institutional City National Bank                              26.75%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Government Bond Fund, Institutional City National Bank                              18.61%
Class                               Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Technology Growth Fund,             City National Bank                              65.90%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Technology Growth Fund,             City National Bank                              32.10%
Institutional Class                 PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
RCB Small Cap Value Fund,           City National Bank                              35.63%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA 90060-0520
------------------------------------------------------------------------------------------------------
RCB Small Cap Value Fund,           City National Bank                              17.07%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA 90060-0520
------------------------------------------------------------------------------------------------------
RCB Small Cap Value Fund,           City National Bank                              12.20%
Institutional Class                 Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA 90060-0520
------------------------------------------------------------------------------------------------------
RCB Small Cap Value Fund,           City National Bank                              30.47%
Institutional Class                 PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
High Yield Bond Fund, Class A       NFS LLC FEBO                                    24.70%
                                    The Angell Family Trust
                                    Perry Oretzky TTEE
                                    MM024
------------------------------------------------------------------------------------------------------

                                      -79-

------------------------------------------------------------------------------------------------------

                                    10880 W. Wilshire Blvd. #920
                                    Los Angeles, CA  90024-4110
------------------------------------------------------------------------------------------------------
California Tax-Exempt Bond Fund,    NFS LLC FEBO                                     8.35%
Class A                             Sarah Jane Anderson
                                    18111 Von Karman Ave., Ste 1000
                                    Irvine, CA 92612
------------------------------------------------------------------------------------------------------
California Tax-Exempt Bond Fund,    NFS LLC FEBO                                    44.39%
Class A                             Sarah F. Manson
                                    700 N Bonhill Rd
                                    Los Angeles, CA  90049-2304
------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund,    NFS LLC FEBO                                     8.86%
Class A                             Markovic Tr
                                    Nandor Markovic
                                    U/A 01/01/89
                                    336 S La Peer Dr
                                    Beverly Hills, CA 90211-3502
------------------------------------------------------------------------------------------------------
California Tax Exempt               NFS LLC FEBO                                     8.86%
Bond Fund, Class A                  Paul Mandel
                                    Rhoda Mandel TTEE
                                    Mandel Family Tr
                                    620 N Palm Dr
                                    Beverly Hills, CA 90210-3415
------------------------------------------------------------------------------------------------------
California Tax Exempt               NFS LLC FEBO                                    12.69%
Bond Fund, Class A                  Toni Howard
                                    MM012
                                    8383 Wilshire Blvd. #500
                                    Beverly Hills, CA 90211-2410
------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund,    NFS LLC FEBO                                     5.14%
Class A                             Debra L Barach
                                    17726 Palora St
                                    Encino, CA 91316-3710
------------------------------------------------------------------------------------------------------
Corporate Bond Fund, Class A        NFS LLC FEBO                                    19.01%
                                    Susan L Parker
                                    27221 Westridge Ln
                                    Laguna Hills, CA  92653-5889
------------------------------------------------------------------------------------------------------
Corporate Bond Fund, Class A        NFS LLC FEBO                                    16.80%
                                    Lucien J Meyers TTEE
                                    Meyers Family Tr
                                    U/A 3/24/93
                                    524 Third St
                                    Fillmore, CA 93015-1304
------------------------------------------------------------------------------------------------------
Corporate Bond Fund, Class A        NFS LLC FEBO                                     9.21%
                                    Ms Lisa Sandy Brown TTEE
                                    Little Ziggy's Folly Inc.
                                    c/o Barkin Perrin & Schwager
                                    5855 Topanga Canyon Blvd. #410
                                    Woodland Hills, CA  91367
------------------------------------------------------------------------------------------------------
Corporate Bond Fund, Class A        NFS LLC FEBO                                     5.61%
                                    Michael G Wood Revocable Trust
                                    Michael G Wood
------------------------------------------------------------------------------------------------------

                                      -80-

------------------------------------------------------------------------------------------------------

                                    U/A 10/09/1998
                                    2395 Peacock Valley Rd
                                    Chula Vista, CA 91915-2183
------------------------------------------------------------------------------------------------------
Government Bond,                    NFS LLC FEBO                                    54.18%
Class A                             West Branch Regional Medical C
                                    2463 SO M-30
                                    West Branch, MI 48661
------------------------------------------------------------------------------------------------------
Government Bond,                    NFS LLC FEBO                                     5.90%
Class A                             Susan L. Parker
                                    27221 Westridge Ln
                                    Laguna Hills, CA  92653-5889
------------------------------------------------------------------------------------------------------
Government Bond,                    NFS LLC FEBO                                     5.52%
Class A                             NFS/FMTC SEP IRA
                                    FBO Lynne S Hague
                                    5009 Timberlake Terrace
                                    Culver City, CA 90230-4333
------------------------------------------------------------------------------------------------------
Technology Growth Fund, Class A     NFS LLC FEBO                                    54.00%
                                    Howard M. Brandes TTEE
                                    Howard M Brandes Family Tr
                                    U/A 6/26/84
                                    10670 Wilkins Ave. #2
                                    Los Angeles, CA  90024-5842
------------------------------------------------------------------------------------------------------
Technology Growth Fund, Class A     NFS LLC FEBO                                     5.22%
                                    Art Linson TTEE
                                    The Art Linson Production Inc
                                    Ret Tr Psp
                                    210 Palisades Ave
                                    Santa Monica, CA 90402-2734
------------------------------------------------------------------------------------------------------
Prime Money Market Fund, Class A    National Financial Services, LLC                 35.24%
                                    Attn: Frank Bertola
                                    200 Liberty Street, 5th Floor
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------
Prime Money Market Fund, Class A    City National Bank                              64.76%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Government Money Market Fund, Class National Financial Services, LLC                66.19%
A                                   Attn: Frank Bertola
                                    200 Liberty Street, 5th Floor
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------
Government Money Market Fund, Class City National Bank                              35.24%
A                                   Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
California Tax Exempt Money Market  National Financial Services, LLC                81.46%
Fund, Class A                       Attn: Frank Bertola
                                    200 Liberty Street, 5th Floor
                                    New York, NY  10281-5500
------------------------------------------------------------------------------------------------------

                                      -81-

------------------------------------------------------------------------------------------------------

California Tax Exempt Money Market  City National Bank                              18.54%
Fund, Class A                       Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Small Cap Value Fund, Class A       NFS LLC FEBO                                     6.90%
                                    Robert D. Beyer TTEE
                                    Beyer Chdrns TR Partshp
                                    U/A 8/30/96
                                    P.O. Box 49975
                                    Los Angeles, CA  90049
------------------------------------------------------------------------------------------------------
Prime Money Market Fund, Class S    City National Bank                               100%
                                    Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
Government Money Market Fund, Class City National Bank                               100%
S                                   Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------
California Tax Exempt Money Market  City National Bank                               100%
Fund, Class S                       Fiduciary for Various Accounts
                                    Attn:  Trust Ops/Mutual Funds
                                    PO Box 60520
                                    Los Angeles, CA  90060-0520
------------------------------------------------------------------------------------------------------

As of January 23, 2007, the Trustees and officers of the Trust owned of record , in aggregate, less than 1% of the outstanding shares of each Fund.

                             PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds' 30-day yields are calculated according to a formula prescribed by the
SEC, expressed as follows:

                                            YIELD = 2[(1+[a-b]/cd)(6) - 1]

         Where:            a        =       dividends and interest earned during
                                            the period.

                           b        =       expenses accrued for the period (net
                                            of reimbursement).

                           c        =       the average daily number of shares
                                            outstanding during the period that
                                            were entitled to receive dividends.

                                      -82-

                           d        =       the maximum offering price per share
                                            on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula)
on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Money Funds'
investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

              Effective Yield = [(Base Period Return + 1)(365/7)] - 1

Investors should recognize that, in periods of declining interest rates, the
Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and
California Money Fund is computed by dividing that portion of the current yield
(or effective yield) of the Fund (computed for the Funds as indicated above)
that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt.
Assuming a California tax rate of 9.3% and a federal tax rate of 35% the effective tax rate based on the combination of the state and federal rates is
41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses.
Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                                      -83-

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that
Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's
"average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                            P(1 + T)(n) = ERV

         Where:            P        =       a hypothetical initial payment of
                                            $1,000.

                           T        =       average annual total return.

                           n        =       number of years.

                           ERV      =       Ending Redeemable Value of a
                                            hypothetical $1,000 investment made
                                            at the beginning of a l-, 5- or
                                            10-year period at the end of a l-,
                                            5- or 10-year period (or fractional
                                            portion thereof), assuming
                                            reinvestment of all dividends and
                                            distributions and complete
                                            redemption of the hypothetical
                                            investment at the end of the
                                            measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that
Fund's inception of operations. A Fund's "average annual total return after taxes on distributions" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                            P(1 + T)(n) = ATV(D)

         Where:            P        =       a hypothetical initial payment of
                                            $1,000.

                           T        =       average annual total return (after
                                            taxes on distributions).

                           n        =       number of years.

                           ATV(D)   =       ending value of a hypothetical
                                            $1,000 investment made at the
                                            beginning of a l-, 5- or 10-year
                                            period at the end of a l-, 5- or
                                            10-year period (or fractional
                                            portion thereof), after taxes on
                                            Fund distributions but not after
                                            taxes on redemption, assuming
                                            reinvestment of all dividends and
                                            distributions and complete
                                            redemption of the hypothetical
                                            investment at the end of the
                                            measuring period.

                                      -84-

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund's inception of operations. A Fund's "average annual total return after taxes on distributions and redemption" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                            P(1 + T)(n) = ATV(DR)

         Where:            P        =       a hypothetical initial payment of
                                            $1,000.

                           T        =       average annual total return (after
                                            taxes on distributions and
                                            redemption).

                           n        =       number of years.

                           ATVDR    =       ending value of a hypothetical
                                            $1,000 investment made at the
                                            beginning of a l-, 5- or 10-year
                                            period at the end of a l-, 5- or
                                            10-year period (or fractional
                                            portion thereof), after taxes on
                                            Fund distributions and redemption,
                                            assuming reinvestment of all
                                            dividends and distributions and
                                            complete redemption of the
                                            hypothetical investment at the end
                                            of the measuring period.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity and Bond Funds may be purchased and redeemed on days when the New York Stock Exchange (the "NYSE") is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year's Day,
Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the
Money Funds may be purchased and redeemed on days when the NYSE and the Federal
Reserve Bank of New York (the "Federal Reserve") are open for business. The
Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S.
persons may be permitted to invest in the Funds (other than the Small Cap Value
Fund) subject to the satisfaction of enhanced due diligence. The Small Cap Value
Fund does not accept investments by non-U.S. persons.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your "Authorized Institution") will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information

                                      -85-

is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized
Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any
Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30%
(backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding.
The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The
Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued
offering of the Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than

                                      -86-

weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Funds and this SAI do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933
Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectuses and this
SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

In 2000, the Board of Trustees approved a change in the Trust's fiscal year-end from October 31, to September 30. Audited financial statements for the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ending September 30, 2006, are available on request and are incorporated herein by reference.

Audited financial statements for the RCB Predecessor Fund contained in the
Annual Report to Shareholders of the RCB Predecessor Fund for the fiscal periods ending September 30, 2001 and June 30, 2001, are available on request and are incorporated herein by reference.

                                      -87-

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's
Investors Service, Inc., ("Moody's") and Fitch IBCA, Duff & Phelps Inc.
("Fitch").

Standard & Poor's Rating Group
------------------------------

Bond Ratings

         AAA      Bonds rated AAA have the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely
                  strong.

         AA       Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A        Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic
                  conditions than obligations in higher-rated categories.

         BBB      Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally
                  exhibit adequate protection parameters, adverse economic
                  conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated
                  categories.

         BB       Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business,
                  financial or economic conditions which could lead to
                  inadequate capacity to meet timely interest and principal
                  payments.

         B        Bonds rated B have a greater vulnerability to default but
                  presently have the capacity to meet interest payments and
                  principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC      Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC       The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C        The rating C is typically applied to debt subordinated to
                  senior debt which is assigned an actual or implied CCC- debt rating.

         D        Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                      A-1

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade)
         category.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1      This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety
                  characteristics are denoted with a plus (+) designation.

         A-2      Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3      Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more
                  vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B        Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C        This designation is assigned to short-term obligations with doubtful capacity for payment.

         D        Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.
-------------------------------

Bond Ratings

         Aaa      Bonds which are rated Aaa are judged to be of the best
                  quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear
                  somewhat larger than in Aaa securities.

         A        Bonds which are rated A possess many favorable investment
                  attributes and are to be considered as upper medium grade
                  obligations. Factors giving security to principal

                                      A-2

                  and interest are considered adequate, but elements may be
                  present which suggest a susceptibility to impairment sometime in the future.

         Baa      Bonds which are rated Baa are considered as medium-grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and, in fact, have
                  speculative characteristics as well.

         Ba       Bonds which are rated Ba are judged to have speculative
                  elements; their future cannot be considered as well assured.
                  Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position
                  characterizes bonds in this class.

         B        Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca       Bonds which are rated Ca present obligations which are
                  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations.
         This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      A-3

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Duff and Phelps, Inc.
---------------------------------

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA      Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA       Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay
                  interest and repay principal is very strong, although not
                  quite as strong as bonds rated AAA. Because bonds rated in the
                  AAA and AA categories are not significantly vulnerable to
                  foreseeable future developments, short-term debt of these
                  issuers is generally rated F-1+.

         A        Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and
                  circumstances than bonds with higher ratings.

         BBB      Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay
                  interest and repay principal is considered to be adequate.
                  Adverse changes in economic conditions and circumstances,
                  however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB       Bonds rated BB are considered speculative. The obligor's
                  ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B        Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity
                  throughout the life of the issue.

                                      A-4

         CCC      Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and
                  economic environment.

         CC       Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C        Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD and D      Bonds rated DDD, DD and D are in actual default of
                  interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their
                  ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for
                  recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+     Exceptionally strong credit quality. Issues assigned this
                  rating are regarded as having the strongest degree of
                  assurance for timely payment.

         F-1      Very strong credit quality. Issues assigned this rating
                  reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2      Good credit quality. Issues carrying this rating have a
                  satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1
                  categories.

         F-3      Fair credit quality. Issues assigned this rating have
                  characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment
                  grade.

         F-S      Weak credit quality. Issues assigned this rating have
                  characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D        Default. Issues assigned this rating are in actual or imminent payment default.

                                      A-5

                                                                       Exhibit M

CNI Charter Funds 2006 Annual Report
September 30, 2006

This report and the financial statements contained herein are provided for the general information of the shareholders of the CNI Charter Funds. This report is not authorized for distribution to prospective investors in the CNI Charter
Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

                                  CNI Charter Funds Annual Report

                      2  Letter to Our Shareholders

                      4  Equity Funds Investment Adviser's Report

                      6  Equity Funds Overview

                     10  Fixed Income Funds Investment Adviser's Report

                     12  Fixed Income Funds Overview

                     16  Money Market Funds Investment Adviser's Report

                     17  Schedules of Investments

                     58  Statements of Assets & Liabilities

                     61  Statements of Operations

                     64  Statements of Changes in Net Assets

                     68  Financial Highlights

                     71  Notes to Financial Statements

                     78  Report of Independent Registered Public Accounting Firm

                     79  Board Members and Officers

                     82  Notice to Shareholders

                     83  Disclosure of Fund Expenses

                     85  Approval of Investment Advisory Agreements

================================================================================

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on
Form N-Q within sixty days after the end of the period. The Funds' Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q is also available on the
Fund's website at www.cnicharterfunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds' portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds' website at
www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's
website at www.sec.gov.

                           CNI CHARTER FUNDS | PAGE 1

letter to our shareholders

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

This annual report covers the CNI Charter Funds for the fiscal year ended
September 30, 2006. On the following pages, you will find the specific details of each Fund's portfolio and investment performance.

Our unique philosophy and disciplined approach to capital market investment continued to show well over the last twelve months. Relatively healthy economic growth and strong corporate earnings, combined with steady and rising inflation during most of this period produced strong returns to financial assets as well as many alternative asset classes, including real estate, commodities, and other real assets. Equity markets continued to surprise on the upside despite growing evidence of a maturing economic recovery and, more recently, an imminent slowdown in economic growth. Fixed income securities generally produced sub-par, single-digit returns as the Federal Reserve ended its monetary tightening program after 17 consecutive rate increases, leaving the Treasury yield curve inverted. By adhering strictly to our fundamental investment strategies we were able to produce highly competitive results in all asset categories within the
CNI Charter Funds family.

City National Asset Management, Inc.'s underlying investment philosophy is to pursue the long-term goals and objectives specified for each of the Funds. With an active yet disciplined style, all Funds are managed to achieve competitive rates of return consistent with their respective, prescribed risk parameters.
CNI Charter Funds follow a disciplined investment process that begins with a thorough assessment of the macroeconomic environment and the financial markets.
Our broad based research process takes advantage of the most advanced investment technology, fundamental valuation, and quantitative tools to determine the most attractive sectors and securities within each Fund's area of concentration. The final step is to construct and continuously monitor precise portfolios that meet the objectives of the specific Funds, without being swayed by short-term trends and fads. This approach continued to serve shareholders well during the maturing phase of this economic cycle encountered in the period ended September 30, 2006.

TWELVE-MONTH MARKET WATCH:
OCTOBER 2005 - SEPTEMBER 2006

Domestic economic growth remained above historical norms for the most part during the past twelve months, although clear, market-related signs of an imminent slowdown were beginning to emerge towards the end of this period.
Stronger than expected corporate earnings growth combined with rising short-term interest rates were the primary factors driving the stock and bond markets over the last twelve months. International equities, in particular, showed very attractive returns in U.S. Dollar terms, given the relative weakness in the
Dollar during this time.

--------------------------------------------------------------------------------
Twelve-Month                                                    October, 2005 -
Index Watch:                                                    September, 2006

EQUITIES
S&P 500 Stock Index: .............................................       +10.8%
Russell 2000 Value Index: ........................................       +14.0%
MSCI EAFE Index: .................................................       +19.2%

BONDS
Lehman Brothers Gov't/Credit
   Bond Index: ...................................................       + 3.3%
Lehman Brothers Aggregate
   Bond Index: ...................................................       + 3.7%
Lehman Brothers CA
   Intermediate Muni Index: ......................................       + 3.7%
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 2

--------------------------------------------------------------------------------

CNI CHARTER FUND PERFORMANCE AND HIGHLIGHTS

(ALL RETURNS LISTED REFER TO INSTITUTIONAL CLASS SHARES)

By adhering to our basic investment discipline and maintaining the appropriate amount of risk control in the various portfolios, the Funds continued to provide returns that are competitive in their respective investment arenas.

All four of our equity-oriented funds produced gains over the past twelve months, in keeping with the broader market trends. The LARGE CAP VALUE EQUITY
FUND led the pack with a 14.5% return. The TECHNOLOGY GROWTH FUND rose 6.8%, followed closely by the LARGE CAP GROWTH EQUITY FUND, which gained 4.6%. The RCB
SMALL CAP VALUE EQUITY FUND eked out a 0.4% return for the same period.

All four CNI Charter Bond Funds also produced solid gains for the period. Once again, the HIGH YIELD BOND FUND led the way with a 6.9% total return. The
CALIFORNIA TAX-EXEMPT BOND FUND rose 3.2%, while the CORPORATE BOND FUND returned 3.2% and the GOVERNMENT BOND FUND gained 2.9%.

Lastly, all three of the CNI Charter Money Market Funds produced steady, consistent, and competitive returns. These returns were in line with their respective investment mandates.

Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report or the CNI Charter Funds, please call your investment professional or (888) 889-0799.

Thank you for choosing the CNI Charter Funds.

  Sincerely,

  /s/ Richard A. Weiss

  Richard A. Weiss
  PRESIDENT
  CITY NATIONAL ASSET MANAGEMENT, INC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CERTAIN SHAREHOLDERS MAY BE
SUBJECT TO THE ALTERNATIVE MINIMUM TAX (AMT). FEDERAL INCOME TAX RULES APPLY TO
ANY CAPITAL GAIN DISTRIBUTIONS.

FUND EXPENSES HAVE BEEN WAIVED DURING THE PERIOD ON WHICH THE PERFORMANCE IS
BASED. WITHOUT WAIVERS, PERFORMANCE WOULD BE LOWER.

THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PLEASE
READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTING IN MUTUAL FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
IN ADDITIONAL TO THE NORMAL RISKS ASSOCIATED WITH INVESTING, INVESTMENTS IN
SMALLER COMPANIES TYPICALLY EXHIBIT HIGHER VOLATILITY, AND PRODUCTS OF COMPANIES
IN WHICH TECHNOLOGY FUNDS INVEST MAY BE SUBJECT TO SEVERE COMPETITION AND RAPID
OBSOLESCENCE. AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
*NOT FDIC INSURED *NO BANK GUARANTEE *MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             AHA Investment Funds, a series of the CNI Charter Funds
--------------------------------------------------------------------------------

Endorsed by the American Hospital Association, the five AHA Investment Funds encourage healthy behavior by having guidelines that prohibit investment in any tobacco-related securities.

The five AHA Funds in the CNI Charter Fund family are:

      o     AHA Limited Maturity Fixed Income Fund

      o     AHA Full Maturity Fixed Income Fund

      o     AHA Balanced Fund

      o     AHA Diversified Equity Fund

      o     AHA Socially Responsible Equity Fund

These Funds together with the other eleven CNI Charter Funds provide an unwavering commitment to client satisfaction and quality investments that help successful individuals, families and businesses achieve their financial goals.

For more information about the CNI Charter Funds (including the AHA Investment
Funds) visit www.cnicharterfunds.com.

                           CNI CHARTER FUNDS | PAGE 3

investment adviser's report

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

EQUITY FUNDS

For the fiscal year ending September 30, 2006, the U.S. equity market, as measured by the S&P 500, returned 10.8%. The majority of the asset appreciation came in the first eight months of the fiscal year, as returns pushed higher into early May 2006. Corporate earnings remained the catalyst as growth rates, although lower than the previous year, continued to come in above expectations.
Inflation fears, though, took a toll on the market in the middle of May 2006, as commodity prices continued to rise. The market sold off about 5% from its May highs, reaching its lows in mid June. Federal Reserve Bank ("Fed") Chairman
Bernanke's talk in mid July started the recent market upturn on comments regarding the possible end to rising short-term interest rates. After raising the short-term rate to 5.25% in June, the Fed has kept rates stable in the two most recent Fed meetings. In addition to the Fed possibly ending its tightening policy, declines in commodity prices also provided a positive effect to stock prices. By the end of September, stock prices had surpassed their 12 month highs, with the Dow Jones Industrial Average surpassing its all time high.

EQUITY FUND PERFORMANCE

(ALL RETURNS LISTED FOR CNI CHARTER FUNDS REFER TO INSTITUTIONAL CLASS SHARES

      o   The LARGE CAP VALUE EQUITY FUND returned 14.5% during the twelve months ending September 30, 2006. The S&P 500/Citigroup Value Index returned 15.4% and the Lipper Large-Cap Value Funds Classification
          returned 12.0% over the same time period. The telecommunications sector produced the top returns with companies like BellSouth producing a 69.0% return. The announced merger with AT&T (still pending) is expected to bring about improved efficiencies, cost reductions, and higher earnings. In the financial sector, Goldman
          Sachs gained 40.3% as earnings beat analysts' expectations on higher investment-banking fees. Ryder System, a leader in transportation and supply chain management, returned a positive 53.3%, as growth in its leasing unit continued to push earnings above expectations. Stocks that hurt performance included Intel, down 29.3%, as semiconductor prices declined and the company lost market share to rivals. Qualcomm was also down 22.0% on fears that increased usage of a rival phone technology will hurt their future earnings.

      o   The LARGE CAP GROWTH EQUITY FUND returned 4.6% during the twelve months ending September 30, 2006. The S&P 500/Citigroup Growth Index
          returned 6.4% and the Lipper Large-Cap Growth Funds Classification
          returned 3.5%, over the same time period. Stocks that helped performance included the T. Rowe Price Group, which was up 25.2%. The asset management company benefit from strong asset flows into their fund complex. Pepsi Bottling Group, the second largest soft-drink distributor, gained 25.9% on increased sales of its "non-soda"
          products. In the technology sector, Oracle was up 43.1% as software license revenue surged due to recent acquisitions. Detractors from fund performance included Dell, down 33.2%. Dell missed analysts'
          earnings expectations due to competitive pricing and lost market share within the personal-computer market. Boston Scientific, maker of medical supplies, lost 36.7% due to the market's concern over a recent acquisition and issues regarding product quality.

      o   The RCB SMALL CAP VALUE FUND returned 0.4% for the 12 months ending
          September 30, 2006 as compared with the Russell 2000 Value Index at
          14.0%, the Russell 2000 Index at 9.9%, the Russell 2500 Value Index at
          11.1%, and the Lipper Small Cap Value Funds Classification at 8.1%.
          The following text regarding performance has been provided by Reed,
          Connor & Birdwell, LLC, sub-adviser to the Fund.

                           CNI CHARTER FUNDS | PAGE 4

investment adviser's report

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

          "Over the trailing 12-month period we have grossly erred on the conservative side as far as asset allocation and stock selection while the investing world continued to embrace "risky" assets in the face of what we consider to be the uninspiring valuation of the overall market and mounting external risks. We believe this set of circumstances peaked in the first quarter of 2006 just in time to produce the maximum amount of performance embarrassment. However during the most recent quarter-end, we witnessed a nice rebound in year-to-date performance on an absolute basis and some "modest" make-up in relative performance. After a truly dismal four quarter run of relative performance, we believe we are back on track. Part of it is us; the mathematics of two takeovers of the largest positions in a concentrated portfolio (Advo and Intrawest) combined with a determination to stop making a few hellacious mistakes seemed to have produced the desired results. The other part consists of the small cap market forces which act as a headwind for the Fund. These would include liquidity, the inflows and subsequent outflows generated by exchange traded funds and the sector composition of the indexes. Our
          30-odd stock portfolio has historically been able to side-step an index based headwind and we look forward to clawing back performance one stock at a time."

      o   The TECHNOLOGY GROWTH FUND returned 6.8% during the twelve months ending September 30, 2006. The Russell 3000 Technology Index returned
          6.1% and the Lipper Science & Technology Funds Objective returned
          5.1%, over the same time period. Stocks that produced positive returns included Akamai Technologies, up 156.6%. The company exhibited strong earnings growth on increased demand for their software that accelerates the delivery of internet content. Cognizant Technology
          Solutions gained 58.9% on surging demand for computer consulting services. Apple Computer was up 43.6% on improved sales of their
          Macintosh personal computers and iPod music players. Stocks that lost ground included Tekelec, down 51.7%. The developer of
          telecommunication products and services had to restate earnings and take a write-down on a previous acquisition. NAVTEQ, a leading provider of navigation systems, lost 47.7% on declining sales in the automotive industry and delays in new product launches.

STRATEGIC OUTLOOK FOR EQUITY FUNDS

As we look forward, the strength of the economy and its effect on inflation and interest rates is the question of the day. Market strategists are divided. Some see lower rates on slower economic growth. Others see higher rates based on higher inflation and stronger than expected economic growth. At City National
Asset Management, Inc., we see growing evidence of a maturing economic recovery and a slowdown in economic growth. Still, most economists are not calling for a recession anytime in the near future. In this environment, as in all market environments, we will continue to apply our disciplined investment approach with the objective of providing superior investment results across the various strategies we manage.

Sincerely,

/s/ Brian L. Garbe

Brian L. Garbe
DIRECTOR OF RESEARCH
CITY NATIONAL ASSET MANAGEMENT, INC.

                           CNI CHARTER FUNDS | PAGE 5

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND

The Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the market place by investing in large U.S.
corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued and whose market valuations compare favorably relative to similar companies.

-------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI Large Cap
Value Equity Fund, Institutional Class or Class A Shares, versus the S&P 500/
Citigroup Value Index, and the Lipper Large Cap Value Funds Classification(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

LARGE CAP VALUE EQUITY FUND
         CNI Large Cap Value Fund,    CNI Large Cap Value Fund,    S&P 500/Citigroup      Lipper Large Cap
         Institutional Class Shares         Class A Shares             Value Index        Value Funds Index

1/14/00         10,000                        10,000                   10,000                  10,000
9/30/00         10,099                        10,093                    9,871                  10,449
9/30/01          8,446                         8,410                    8,508                   9,641
9/30/02          6,852                         6,814                    6,989                   7,783
9/30/03          8,498                         8,433                    8,579                   9,544
9/30/04         10,147                        10,036                   10,271                  11,137
9/30/05         11,607                        11,455                   11,950                  12,644
9/30/06         13,290                        13,086                   13,796                  14,160

(*) Standard and Poor's has changed the name and the construction methodology of their style indices. The S&P 500/Barra Value Index became the S&P
    500/Citigroup Value Index in mid-December 2005. The Large Cap Value Fund
    will use the new index as a comparative investment benchmark going forward.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
-------------------------------------------------------------------------------
Institutional Class (1)^    CNLIX      14.50%    16.07%     9.49%        4.33%
-------------------------------------------------------------------------------
Class A (2)                 CVEAX      14.24%    15.78%     9.25%        4.09%+
-------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

  + Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the
    Institutional Shares has not been adjusted to reflect the higher Rule
    12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings

                                                                % OF PORTFOLIO
Bank of America                                                            3.6
Citigroup                                                                  3.2
Exxon Mobil                                                                2.7
Wells Fargo                                                                2.5
Verizon Communications                                                     2.4
Hewlett-Packard                                                            2.4
Wachovia                                                                   1.9
Morgan Stanley                                                             1.9
BellSouth                                                                  1.9
American International Group                                               1.8

                           CNI CHARTER FUNDS | PAGE 6

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND

The Fund seeks to provide capital appreciation by investing in large U.S.
corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth and that possess superior management, strong market position, consistent records of increased earnings and a strong operating and financial position.

-------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI Large Cap
Growth Equity Fund, Institutional Class or Class A Shares, versus the S&P
500/Citigroup Growth Index, and the Lipper Large Cap Growth Funds
Classification(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

LARGE CAP GROWTH EQUITY FUND
      CNI Large Cap Growth Equity Fund,  CNI Large Cap Growth Equity Fund,    S&P 500/Citigroup         Lipper Large Cap
         Institutional Class Shares              Class A Shares                 Growth Index*      Growth Funds Classification

1/14/00        $10,000                               $10,000                       $10,000               $10,000
9/30/00          9,370                                 9,349                         9,763                10,314
9/30/01          6,360                                 6,329                         5,950                 6,080
9/30/02          5,250                                 5,210                         4,538                 4,814
9/30/03          6,380                                 6,320                         5,717                 5,825
9/30/04          6,775                                 6,691                         6,203                 6,259
9/30/05          7,490                                 7,379                         6,709                 7,040
9/30/06          7,834                                 7,715                         7,138                 7,288

(*)   Standard and Poor's has changed the name and the construction methodology of their style indices. The S&P 500/Barra Growth Index became the S&P
      500/Citigroup Growth Index in mid-December 2005. The Large Cap Growth Fund
      will use the new index as a comparative investment benchmark going forward.

(1)   The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
--------------------------------------------------------------------------------
Institutional Class (1)^    CNGIX       4.59%     7.08%     4.25%       (3.57)%
--------------------------------------------------------------------------------
Class A (2)                 CLEAX       4.55%     6.87%     4.03%       (3.79)%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on March 28, 2000.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

  + Class A Shares performance for the period prior to March 28, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the
    Institutional Shares has not been adjusted to reflect the higher Rule
    12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings

                                                                % OF PORTFOLIO
Exxon Mobil                                                                4.7
Procter & Gamble                                                           3.5
Microsoft                                                                  3.0
General Electric                                                           2.4
Wal-Mart Stores                                                            2.4
Johnson & Johnson                                                          2.4
Amgen                                                                      2.2
PepsiCo                                                                    2.1
Gilead Sciences                                                            1.9
UnitedHealth Group                                                         1.7

                           CNI CHARTER FUNDS | PAGE 7

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

RCB SMALL CAP VALUE FUND

The Fund seeks to provide capital appreciation by investing primarily in smaller
U.S. corporations which are considered undervalued.

-------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI RCB Small
Cap Value Fund, Institutional Class, Class A or Class R Shares, versus the
Russell 2500 Value Index, the Russell 2000 Index, the Russell 2000 Value Index,
the Lipper Small Cap Value Funds Classification(1), and the Lipper Small Cap
Core Funds Classification(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

RCB SMALL CAP VALUE FUND
         CNI RCB
        Small Cap      CNI RCB        CNI RCB
       Value Fund,    Small Cap      Small Cap                                                  Lipper Small     Lipper Small
      Institutional   Value Fund,    Value Fund,   Russell 2000   Russell 2000  Russell 2500   Cap Value Funds   Cap Core Funds
      Class Shares  Class A Shares  Class R Shares    Index       Value Index   Value Index    Classification   Classification

9/30/98 $10,000       $10,000         $ 9,650       $10,000        $10,000       $10,000          $10,000         $10,000
9/30/99  15,120        15,120          14,591        11,907         10,583        10,840           11,193          12,044
9/30/00  16,859        16,859          16,269        14,692         12,209        12,547           13,113          15,646
9/30/01  18,395        18,395          17,751        11,576         12,893        12,863           13,741          14,011
9/30/02  16,353        16,331          15,740        10,499         12,705        12,784           13,694          13,228
9/30/03  23,802        23,714          22,856        14,332         16,728        16,779           17,812          17,376
9/30/04  29,745        29,557          28,485        17,022         21,020        20,899           22,133          20,968
9/30/05  32,681        32,380          31,208        20,077         24,751        25,355           26,216          24,969
9/30/06  32,811        32,435          31,252        22,069         28,219        28,177           28,350          26,854

(1)   The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
-------------------------------------------------------------------------------
Institutional Class (1)^    RCBIX       0.40%    11.29%    12.27%+      16.01%+
-------------------------------------------------------------------------------
Class A (1)                 RCBAX       0.17%    11.00%    12.01%+      15.85%+
-------------------------------------------------------------------------------
Class R (2)                 RCBSX       0.14%    11.00%    11.98%       15.82%
-------------------------------------------------------------------------------
Class R with load           RCBSX      (3.38)%    9.69%    11.19%       15.31%
-------------------------------------------------------------------------------

(1) Commenced operations on October 3, 2001.

(2) Commenced operations on September 30, 1998.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

  + The performance of the Institutional Class and Class A Shares for the
    period prior to October 3, 2001 reflect the performance of the Class R
    Shares of a predecessor mutual fund. The performance of the Class R Shares has not been adjusted to reflect the Rule 12b-1 Fees and expenses applicable to Institutional and Class A Shares. Fees for the Institutional
    Class Shares are lower than the fees for the Class R Shares;
    correspondingly, performance would have been higher than that shown.

Top Ten Holdings*

                                                                % OF PORTFOLIO
Lodgenet Entertainment                                                     7.3
Alleghany                                                                  5.1
Smart & Final                                                              4.8
White Mountains Insurance Group                                            4.4
USI Holdings                                                               4.4
Ralcorp Holdings                                                           4.3
Annaly Mortgage Management                                                 4.3
Montpelier Re Holdings                                                     4.3
Conseco                                                                    4.2
Jacuzzi Brands                                                             4.1

*Excludes Repurchase Agreement

                           CNI CHARTER FUNDS | PAGE 8

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND

The Fund seeks to provide long-term capital appreciation by investing in U.S.
corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth and that are engaged in the production, distribution and development of products or services based on technology and should benefit significantly from advances or improvements in technology.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI Technology
Growth Fund, Institutional Class or Class A Shares, versus the Russell 3000
Technology Index, and the Lipper Science & Technology Funds Objective(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

TECHNOLOGY GROWTH FUND
               CNI Technology              CNI Technology                                  Lipper Science
                 Growth Fund                 Growth Fund              Russell 3000          & Technology
         Institutional Class Shares        Class A Shares           Technology Index       Funds Objective

10/03/00       $10,000                       $10,000                  $10,000                 $10,000
9/30/01          3,544                         3,463                    3,608                   3,494
9/30/02          2,262                         2,201                    2,449                   2,308
9/30/03          3,504                         3,405                    3,953                   3,819
9/30/04          3,464                         3,346                    3,951                   3,871
9/30/05          4,044                         3,894                    4,560                   4,565
9/30/06          4,318                         4,139                    4,839                   4,796

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
-------------------------------------------------------------------------------
Institutional Class (1)^    CTEIX       6.77%     7.22%     4.03%      (13.08)%
-------------------------------------------------------------------------------
Class A (2)                 CTGAX       6.30%     6.73%     3.63%      (13.80)%
-------------------------------------------------------------------------------

(1) Commenced operations on October 3, 2000.

(2) Commenced operations on October 23, 2000.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

Top Ten Holdings

                                                                % OF PORTFOLIO
Microsoft                                                                  8.0
Hewlett-Packard                                                            5.2
IBM                                                                        4.3
Cisco Systems                                                              4.0
Intel                                                                      3.8
Texas Instruments                                                          3.6
Qualcomm                                                                   3.5
Oracle                                                                     3.1
Apple Computer                                                             2.9
Symantec                                                                   2.6

                           CNI CHARTER FUNDS | PAGE 9

investment adviser's report

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

FIXED INCOME FUNDS

The bond market is more focused on an economic slowdown at the end of the fiscal year ending September 30, 2006. The Federal Reserve Bank ("Fed") has been on hold for the last three Federal Open Market Committee (FOMC) meetings due to the weaker economic news and slightly tamer inflationary reports. During this fiscal period, the Fed raised rates six times and is now on hold at a 5.25% Fed Funds rate.

During the fiscal year, City National Asset Management, Inc. altered its maturity posture to its investment grade bond funds from a slightly defensive position to a neutral stance versus our comparative benchmarks. This strategy shift comes after rates have been increasing for several quarters. The yield curve remains quite flat or inverted as investors debate how long the Fed will remain on hold. Looking ahead, we are focused more on "horizon return" than yield to maturity. If the Fed reverses course and starts lowering interest rates to counter a weak economy in the future, the biggest risk to the bond investors, in our opinion, would be re-investment risk. So even if there is little yield to be garnered by extending out maturities at this juncture, we are keeping an eye on our maturity posture and might move it from a neutral maturity stance to an aggressive maturity stance versus our comparative benchmarks in order to lock in these higher rates for an extended period of time.

BOND FUND PERFORMANCE

(ALL RETURNS LISTED FOR CNI CHARTER FUNDS REFER TO INSTITUTIONAL CLASS SHARES)

      o   The CORPORATE BOND FUND produced a total return of 3.2% for the last
          12 months. For the same period, the Lehman Intermediate U.S. Corporate
          Index 3.6%. The corporate bond universe is heavily weighted in lower quality (Baa) rated securities that did reasonably well during this recent period and yield spreads for corporate bonds versus Treasuries remained tight. This Fund continued to retain a higher quality profile than the Index and thus did not capture all of the performance garnered by the lower quality bonds. The Fund's performance compares favorably with its peer group where the Lipper Short/Intermediate
          Investment Grade Objective was up 3.1%.

      o   The GOVERNMENT BOND FUND produced a total return of 2.9% for the last
          12 months. For the same period, the Lehman Intermediate U.S.
          Government Bond Index returned 3.5%. Our defensive maturity posture for the Fund worked for most of the period but underperformed after rates peaked in June 2006. Since that time, we have extended our average maturity in the Fund to capture the higher yields and position the Fund for appreciation potential if rates decline. The Fund performance relative to the peer group is tracking closely as measured by the Lipper Short Intermediate U.S. Government Objective return of
          3.0%.

      o   The CALIFORNIA TAX EXEMPT BOND FUND produced a total return of 3.2%
          for the last 12 months. For the same period, the Lehman CA
          Intermediate-Short Municipal Bond Index returned 3.2%. The Fund's strategy tracked close to the benchmark but trailed slightly as we extended our average maturity to lock in the higher yields during the mid-summer. The Fund's performance compares favorably with its peer group where the Lipper California Short/Intermediate Municipal Debt
          Objective returned 3.0%.

      o   The HIGH YIELD BOND FUND produced a total return of 6.9% for the last
          12 months. For the same period, the Citigroup High Yield Market Index returned 7.4%. Absolute performance remained strong for this sector even though the economy showed signs of a slowdown. The Fund trailed the Index slightly due its underweight in the lowest quality of bonds within the Index. The Fund's relative performance vis-a-vis its peer group remained positively competitive where the Lipper High Current
          Yield Bond Funds Objective returned 6.7%.

                           CNI CHARTER FUNDS | PAGE 10

investment adviser's report

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

STRATEGIC OUTLOOK FOR BOND FUNDS

With economic news all focused on an economic slowdown, many observers expect the Fed to pause indefinitely in its rate hike campaign or even reverse course in the quarters leading into 2007 if a problem develops in the economy. If so, the biggest risk for the typical bond investor or Fund in the coming quarters is
"reinvestment risk" -- the possibility that funds reinvested as bonds mature may be at lower rates. With that said, we are positioned for stable rates in the near-term as evidenced by our neutral maturity stance versus the benchmarks. We are poised to extend maturities on major market sell-offs or if we see significant economic weakness coupled with a decline in inflationary measures.
We continue to monitor these and other factors in order to add value to our actively managed bond funds in all interest rate environments.

Sincerely,

/s/ Rodney J. Olea

Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.

                           CNI CHARTER FUNDS | PAGE 11

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CORPORATE BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing in a diversified portfolio of investment grade fixed income securities, primarily corporate bonds issued by domestic and international companies denominated in U.S. dollars.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI Corporate
Bond Fund, Institutional Class or Class A Shares, versus the Lehman Intermediate
Corporate Index, and Lipper Short/Intermediate Investment Grade Debt
Objective(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

CORPORATE BOND FUND
               CNI Corporate               CNI Corporate                 Lehman             Lipper Short/
                  Bond Fund                   Bond Fund               Intermediate     Intermediate Investment
         Institutional Class Shares        Class A Shares            Corporate Index    Grade Debt Objective

1/14/00           $10,000                    $10,000                    $10,000                $10,000
9/30/00            10,577                     10,592                     10,644                 10,569
9/30/01            11,861                     11,871                     11,992                 11,750
9/30/02            12,580                     12,547                     12,852                 12,392
9/30/03            13,428                     13,359                     14,129                 12,997
9/30/04            13,717                     13,624                     14,686                 13,266
9/30/05            13,890                     13,748                     14,946                 13,427
9/30/06            14,333                     14,151                     15,479                 13,838

(1)   The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
-------------------------------------------------------------------------------
Institutional Class (1)^    CNCIX       3.19%     2.20%     3.86%        5.51%
-------------------------------------------------------------------------------
Class A (2)                 CCBAX       2.93%     1.94%     3.58%        5.31%+
-------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

  + Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the
    Institutional Shares has not been adjusted to reflect the higher Rule
    12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings*

                                                                % OF PORTFOLIO
General Electric Capital,
  Ser A, MTN
  6.000%, 6/15/12                                                          2.7
Giro Balanced Funding
  5.270%, 10/05/06                                                         2.6
FNMA CMO,
  Ser 2002-56, Cl MC
  5.500%, 09/25/07                                                         2.3
FHLMC, Ser R004, Cl Al
  5.125%, 12/15/13                                                         2.2
Union Planters Bank
  5.125%, 06/15/07                                                         2.1
Lehman Brothers Holdings
  8.250%, 06/15/07                                                         2.0
Walt Disney
  5.700%, 07/15/11                                                         2.0
National Rural Utilities,
  Ser C, MTN
  7.250%, 03/01/12                                                         1.9
AXA Financial
  7.750%, 08/01/10                                                         1.9
U.S. Treasury Inflation Index Note
  2.000%, 01/15/14                                                         1.9

* Excludes Cash Equivalents

                           CNI CHARTER FUNDS | PAGE 12

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing primarily in U.S.
government securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI Government
Bond Fund, Institutional Class or Class A Shares, versus the Lehman Intermediate
U.S. Government Bond Index, and the Lipper Short/Intermediate U.S. Government
Objective(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

GOVERNMENT BOND FUND
               CNI Government              CNI Government          Lehman Intermediate      Lipper Short/
                  Bond Fund                   Bond Fund              U.S. Government        Intermediate
         Institutional Class Shares        Class A Shares              Bond Index     U.S. Government Objective

1/14/00        $10,000                       $10,000                   $10,000                 $10,000
9/30/00         10,564                        10,535                    10,659                  10,539
9/30/01         11,796                        11,720                    12,031                  11,721
9/30/02         12,685                        12,596                    13,045                  12,506
9/30/03         13,024                        12,937                    13,502                  12,828
9/30/04         13,130                        13,009                    13,760                  12,994
9/30/05         13,316                        13,159                    13,940                  13,114
9/30/06         13,701                        13,505                    14,432                  13,501

(1)   The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
-------------------------------------------------------------------------------
Institutional Class (1)^    CNBIX       2.89%     1.70%     3.04%        4.80%
-------------------------------------------------------------------------------
Class A (2)                 CGBAX       2.63%     1.44%     2.88%        4.58%+
-------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

  + Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the
    Institutional Shares has not been adjusted to reflect the higher Rule
    12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings

                                                                % OF PORTFOLIO
FNMA
  7.125%, 06/15/10                                                        11.6
FNMA
  5.500%, 03/15/11                                                         7.1
FNMA
  5.000%, 01/23/09                                                         6.7
FNMA
  5.010%, 11/10/10                                                         6.7
FHLB
  6.200%, 03/22/21                                                         5.4
FNMA
  5.000%, 07/25/08                                                         5.4
FHLMC REMIC,
  Ser R009, Cl AK
  5.750%, 12/15/18                                                         5.3
FHLB
  4.375%, 09/17/10                                                         5.3
FHLMC, Ser R004, Cl Al
  5.125%, 12/15/13                                                         5.2
FHLMC, Ser R003, Cl AG
  5.125%, 10/15/15                                                         5.0

                           CNI CHARTER FUNDS | PAGE 13

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND

The Fund seeks to provide current income exempt from Federal and California state income tax (as the primary component of a total return strategy) by investing primarily in investment grade California municipal bonds and notes.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI California
Tax Exempt Bond Fund, Institutional Class or Class A Shares, versus the Lehman
CA Intermediate-Short Municipal Index, and the Lipper CA Short/Intermediate
Municipal Debt Objective(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

CALIFORNIA TAX EXEMPT BOND FUND
               CNI California              CNI California               Lehman CA         Lipper CA Short/
            Tax-Exempt Bond Fund,      Tax-Exempt Bond Fund,        Intermediate-Short      Intermediate
          Institutional Class Shares       Class A Shares            Municipal Index   Municipal Debt Objective

1/14/00        $10,000                       $10,000                  $10,000                 $10,000
9/30/00         10,545                        10,532                   10,545                  10,460
9/30/01         11,305                        11,278                   11,403                  11,165
9/30/02         12,162                        12,112                   12,272                  11,850
9/30/03         12,482                        12,399                   12,633                  12,104
9/30/04         12,731                        12,627                   12,999                  12,287
9/30/05         12,941                        12,803                   13,250                  12,632
9/30/06         13,353                        13,163                   13,677                  13,011

(1)   The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
-------------------------------------------------------------------------------
Institutional Class (1)^    CNTIX       3.18%     2.28%     3.39%        4.40%
-------------------------------------------------------------------------------
Class A (2)                 CCTEX       2.81%     2.01%     3.14%        4.18%+
-------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

  + Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the
    Institutional Shares has not been adjusted to reflect the higher Rule
    12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

Top Ten Holdings

                                                                % OF PORTFOLIO
San Diego, Unified School District,
  Election 1998 Project,
  Ser B-1, GO, MBIA
  5.000%, 07/01/17                                                         4.1
Escondido, Union School District,
  Refunding & Financing Project,
  COP, MBIA
  4.750%, 07/01/19                                                         2.9
California State, Public Works
  Board Lease, Department of
  Corrections-State Prisons Project,
  Ser A, RB, AMBAC
  5.250%, 12/01/13                                                         2.4
New York State, Ser E, RB
  6.000%, 04/01/14                                                         2.1
San Bernardino, Community
  College District, Election 2002
  Project, Ser B, GO, MBIA
  5.250%, 08/01/14                                                         2.1
Sanger, Unified School District,
  Election 2006 Project,
  Ser A, GO, FSA
  5.000%, 08/01/18                                                         2.1
Arizona State, Transportation
  Board, GAN, Ser A, RB
  5.000%, 07/01/13                                                         2.0
San Diego County, Edgemoor &
  Regional Systems Projects,
  COP, AMBAC
  5.000%, 02/01/18                                                         2.0
Los Angeles, Water & Power
  Authority, Power Systems Project,
  Ser A, RB
  5.000%, 07/01/08                                                         1.9
Oakland, Redevelopment Agency,
  Central District Redevelopment
  Project, TA, AMBAC
  5.500%, 02/01/14                                                         1.9

                           CNI CHARTER FUNDS | PAGE 14

fund overview

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations.
The Fund may also invest in fixed income securities rated below investment grade issued by governments and agencies, both U.S. and foreign, and in equity securities. The Fund seeks to invest in securities that offer a high current yield as well as total return potential and diversifies across issuers, industries and sectors to control risks.

-------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the CNI High Yield
Bond Fund, Institutional Class or Class A Shares, versus the Citigroup High
Yield Market Index and the Lipper High Current Yield Bond Funds Objective(1)

[LINE GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

HIGH YIELD BOND FUND
               CNI High Yield              CNI High Yield              Citigroup        Lipper High Current
                 Bond Fund,                  Bond Fund,                High Yield            Yield Bond
         Institutional Class Shares         Class A Shares            Market Index        Funds Objective

1/14/00          $10,000                       $10,000                  $10,000                $10,000
9/30/00           10,420                        10,394                    9,974                  9,882
9/30/01           10,165                        10,109                    9,373                  9,058
9/30/02           10,653                        10,563                    9,059                  8,900
9/30/03           12,757                        12,611                   12,073                 11,142
9/30/04           14,348                        14,142                   13,586                 12,401
9/30/05           15,044                        14,784                   14,468                 13,155
9/30/06           16,082                        15,757                   15,536                 14,035

(1)   The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
                            Ticker    1-Year    3-Year    5-Year     Inception
Shares                      Symbol    Return    Return    Return      to Date
------------------------------------------------------------------------------
Institutional Class (1)^    CHYIX       6.90%     8.03%     9.61%        7.33%
------------------------------------------------------------------------------
Class A (1)                 CHBAX       6.58%     7.70%     9.28%        7.01%
------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

  ^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

Top Ten Holdings*

                                                                % OF PORTFOLIO
GMAC
  6.750%, 12/01/14                                                         1.6
General Motors
  7.125%, 07/15/13                                                         1.6
Qwest
  7.625%, 06/15/15                                                         1.4
Charter Communications Holdings
  10.250%, 09/15/10                                                        1.0
Smithfield Foods, Ser B
  8.000%, 10/15/09                                                         0.9
Ford Motor Credit
  7.375%, 02/01/11                                                         0.8
AES
  9.000%, 05/15/15                                                         0.8
Whiting Petroleum
  7.000%, 02/01/14                                                         0.7
Pogo Producing
  6.875%, 10/01/17                                                         0.7
El Paso
  7.000%, 05/15/11                                                         0.7

* Excludes cash equivalents

                           CNI CHARTER FUNDS | PAGE 15

investment adviser's report

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

MONEY MARKET FUNDS

The money market environment continued to change for most of this fiscal year ending September 30, 2006. The Federal Reserve Bank ("Fed") raised rates six times this period and has since been in a holding pattern for three consecutive meetings. Fed Funds target rate has been at 5.25% for over a quarter now and it seems poised to stay there for the remainder of 2006. Fed policy makers have been on a holding pattern as they weigh the mixed data on the economy. Inflation or core inflation remains at high levels, but the Fed is counting on the drop in oil prices and a slowdown in housing to help on this front. This of course remains to be seen. Until then, market participants are "data dependent" as we try to predict how long the Fed remains on hold and if the next move is up
(because of high inflation) or down (because of a dramatic slowdown in economic growth coupled with declining inflation.) The CNI Charter Money Market Funds are enjoying higher yields after the Fed has moved short-term rates upward 17 times these past few years. We will maintain a conservative maturity posture until such a time we fear the Fed will reverse course and start cutting rates.

The PRIME MONEY MARKET FUND continued to emphasize quality and liquidity in these uncertain times. With interest rates peaking above the 5.25% level in recent months -- higher than it's been in years, the average days to maturity have remained relatively short. This maturity allocation positions the Fund to perform competitively as 2007 approaches. The Fund has focused primarily on high-grade short-term commercial paper and corporate securities as well as government agency notes on the longer-end of the money market maturity spectrum.

The GOVERNMENT MONEY MARKET FUND continued to be well-positioned from both a sector as well as maturity perspective. The maturity profile has incorporated a modified barbell strategy for most of the past fiscal year. This strategy has been beneficial over the past year as short rates have risen. This should also position the Fund to add value as short maturities continue to rise in 2006. The
Fund's yield continued to be enhanced by the concentration of Government Agency securities over Treasury instruments.

Our objective for the CALIFORNIA TAX EXEMPT MONEY MARKET FUND has always been safety and liquidity. Over the past fiscal year, prior historic budgetary challenges in California have given way to an improving credit profile for the state. Our stringent credit research effort remains the cornerstone to managing the Fund in the never-ending political/economic backdrop of Sacramento. The average days to maturity remains relatively short and our credit quality profile remains very high.

STRATEGIC OUTLOOK

Our outlook continues to be favorable for money market investments. Short-term rates will likely peak around these levels and move lower as we enter 2007.
While a slowing economy is often synonymous with declining interest rates, many are uncertain of the Fed's next move due to the current high level of core inflation. Either way, we are near the peak of short-term rates and will extend out if the Fed changes its posture to one of easing. With the inverted yield curve in securities maturing under one year we maintain a shorter maturity stance for the CNI Charter Money Market Funds until the Fed changes its monetary policy. City National Asset Management, Inc. is monitoring the market very closely and will be proactive so as to take advantage of market opportunities.

Sincerely,

/s/ Rodney J. Olea

Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.

                           CNI CHARTER FUNDS | PAGE 16

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

32.6%  Financials
14.2%  Industrials
 8.9%  Consumer Discretionary
 8.7%  Information Technology
 7.9%  Energy
 6.6%  Telecommunications
 5.9%  Utilities
 4.8%  Consumer Staples
 4.6%  Materials
 4.2%  Healthcare
 1.6%  Short-Term Investments

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [98.4%]
   AEROSPACE & DEFENSE [5.1%]
   Goodrich                                                16,400   $       665
   Honeywell International                                 21,200           867
   Lockheed Martin                                          9,800           843
   Northrop Grumman                                        17,000         1,157
   Raytheon                                                15,200           730
   United Technologies                                     17,500         1,109
   -----------------------------------------------------------------------------

   TOTAL AEROSPACE & DEFENSE                                              5,371
   =============================================================================

   AIR FREIGHT & LOGISTICS [0.7%]
   FedEx                                                    6,800           739
   =============================================================================

   AUTO COMPONENTS [0.5%]
   Johnson Controls                                         6,800           488
   =============================================================================

   BEVERAGES [2.1%]
   Coca-Cola                                               27,100         1,211
   Coca-Cola Enterprises                                   32,100           669
   Molson Coors Brewing, Cl B                               4,500           310
   -----------------------------------------------------------------------------

   TOTAL BEVERAGES                                                        2,190
   =============================================================================

   CAPITAL MARKETS [6.5%]
   Bank of New York                                        11,600           409
   Goldman Sachs Group                                     11,200         1,895
   Lehman Brothers Holdings                                15,000         1,108
   Merrill Lynch                                           15,400         1,205
   Morgan Stanley                                          27,000         1,968
   State Street                                             5,200           324
   -----------------------------------------------------------------------------

   TOTAL CAPITAL MARKETS                                                  6,909
   =============================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   CHEMICAL [2.6%]
   Dow Chemical                                            36,000   $     1,404
   PPG Industries                                          14,000           939
   Rohm & Haas                                              8,600           407
   -----------------------------------------------------------------------------

   TOTAL CHEMICAL                                                         2,750
   =============================================================================

   COMMERCIAL BANKS [7.7%]
   Keycorp                                                 10,400           389
   National City                                           16,100           589
   PNC Financial Services Group                             6,800           493
   SunTrust Banks                                           6,300           487
   US Bancorp                                              48,000         1,594
   Wachovia                                                35,700         1,992
   Wells Fargo                                             73,460         2,658
   -----------------------------------------------------------------------------

   TOTAL COMMERCIAL BANKS                                                 8,202
   =============================================================================

   COMMERCIAL SERVICES & SUPPLIES [0.4%]
   Waste Management                                        11,600           425
   =============================================================================

   COMMUNICATIONS EQUIPMENT [2.6%]
   Motorola                                                64,300         1,607
   Nokia, ADR                                              27,000           532
   Qualcomm                                                 9,800           356
   Tellabs*                                                23,800           261
   -----------------------------------------------------------------------------

   TOTAL COMMUNICATIONS EQUIPMENT                                         2,756
   =============================================================================

   COMPUTERS & PERIPHERALS [3.5%]
   Apple Computer*                                          7,300           562
   Hewlett-Packard                                         68,700         2,521
   IBM                                                      7,900           647
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS & PERIPHERALS                                          3,730
   =============================================================================

   CONSUMER FINANCE [0.6%]
   Capital One Financial                                    8,300           653
   =============================================================================

   DIVERSIFIED FINANCIAL SERVICES [7.4%]
   Bank of America                                         70,396         3,771
   CIT Group                                               14,500           705
   Citigroup                                               67,786         3,367
   -----------------------------------------------------------------------------

   TOTAL DIVERSIFIED FINANCIAL SERVICES                                   7,843
   =============================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 17

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   DIVERSIFIED TELECOMMUNICATION SERVICES [5.7%]
   AT&T                                                    47,300   $     1,540
   BellSouth                                               45,900         1,962
   Verizon Communications                                  68,009         2,525
   -----------------------------------------------------------------------------

   TOTAL DIVERSIFIED TELECOMMUNICATION
     SERVICES                                                             6,027
   =============================================================================

   ELECTRIC UTILITIES [3.1%]
   Edison International                                    13,900           579
   Entergy                                                  3,500           274
   FirstEnergy                                             15,700           877
   FPL Group                                               17,300           778
   PPL                                                     22,700           747
   -----------------------------------------------------------------------------

   TOTAL ELECTRIC UTILITIES                                               3,255
   =============================================================================

   FOOD & STAPLES RETAILING [1.6%]
   Costco Wholesale                                        16,200           805
   Kroger                                                  19,300           447
   Safeway                                                 16,000           485
   -----------------------------------------------------------------------------

   TOTAL FOOD & STAPLES RETAILING                                         1,737
   =============================================================================

   FOOD PRODUCTS [0.6%]
   Archer-Daniels-Midland                                   8,400           318
   Tyson Foods                                             22,000           350
   -----------------------------------------------------------------------------

   TOTAL FOOD PRODUCTS                                                      668
   =============================================================================

   HEALTH CARE PROVIDERS & SERVICES [2.3%]
   Aetna                                                   22,100           874
   Cigna                                                    4,500           524
   Health Management
     Associates, Cl A                                      27,000           564
   McKesson                                                 9,200           485
   -----------------------------------------------------------------------------

   TOTAL HEALTH CARE PROVIDERS & SERVICES                                 2,447
   =============================================================================

   HOUSEHOLD DURABLES [0.7%]
   Newell Rubbermaid                                       11,800           334
   Whirlpool                                                5,200           438
   -----------------------------------------------------------------------------

   TOTAL HOUSEHOLD DURABLES                                                 772
   =============================================================================

   INDEPEDENT POWER PRODUCER/
     ENERGY TRADER [0.8%]
   Constellation Energy Group                              13,400           793
   =============================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   INDUSTRIAL CONGLOMERATES [3.4%]
   General Electric                                        52,500   $     1,853
   Tyco International                                      61,600         1,724
   -----------------------------------------------------------------------------

   TOTAL INDUSTRIAL CONGLOMERATES                                         3,577
   =============================================================================

   INSURANCE [8.2%]
   ACE                                                     17,800           974
   Aflac                                                   18,800           860
   American International Group                            29,100         1,928
   Chubb                                                   16,600           863
   Hartford Financial Services
     Group                                                 12,300         1,067
   Metlife                                                 17,100           969
   Prudential Financial                                     9,700           740
   St Paul Travelers                                       27,000         1,266
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                        8,667
   =============================================================================

   IT SERVICES [1.1%]
   Electronic Data Systems                                 39,900           978
   First Data                                               5,500           231
   -----------------------------------------------------------------------------

   TOTAL IT SERVICES                                                      1,209
   =============================================================================

   LEISURE EQUIPMENT & PRODUCTS [0.4%]
   Mattel                                                  18,500           364
   =============================================================================

   LIFE SCIENCES TOOLS & SERVICES [0.4%]
   PerkinElmer                                             23,700           449
   =============================================================================

   MACHINERY [2.2%]
   Caterpillar                                             14,300           941
   Danaher                                                  7,000           481
   Deere                                                    7,400           621
   Illinois Tool Works                                      7,000           314
   -----------------------------------------------------------------------------

   TOTAL MACHINERY                                                        2,357
   =============================================================================

   MEDIA [4.9%]
   CBS, Cl B                                               25,750           725
   Comcast, Cl A*                                          34,800         1,282
   News Corp., Cl A                                        25,000           491
   Time Warner                                             65,300         1,191
   Walt Disney                                             47,900         1,481
   -----------------------------------------------------------------------------

   TOTAL MEDIA                                                            5,170
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 18

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   METALS & MINING [1.2%]
   Alcoa                                                   31,300   $       878
   Phelps Dodge                                             5,200           440
   -----------------------------------------------------------------------------

   TOTAL METALS & MINING                                                  1,318
   =============================================================================

   MULTI-UTILITIES & UNREGULATED POWER [2.0%]
   Dominion Resources                                      11,700           895
   PG&E                                                    19,600           816
   Sempra Energy                                            8,600           432
   -----------------------------------------------------------------------------

   TOTAL MULTI-UTILITIES & UNREGULATED POWER                              2,143
   =============================================================================

   MULTILINE RETAIL [1.5%]
   Federated Department Stores                             23,400         1,011
   JC Penney                                                8,000           547
   -----------------------------------------------------------------------------

   TOTAL MULTILINE RETAIL                                                 1,558
   =============================================================================

   OFFICE ELECTRONICS [0.6%]
   Xerox*                                                  43,500           677
   =============================================================================

   OIL & GAS [7.9%]
   Chevron                                                 23,040         1,494
   ConocoPhillips                                          28,380         1,690
   Exxon Mobil                                             42,100         2,825
   Hess                                                     7,800           323
   Marathon Oil                                            14,800         1,138
   Occidental Petroleum                                    18,400           885
   -----------------------------------------------------------------------------

   TOTAL OIL & GAS                                                        8,355
   =============================================================================

   PAPER & FOREST PRODUCTS [0.8%]
   International Paper                                     24,500           848
   =============================================================================

   PERSONAL PRODUCTS [0.5%]
   Alberto-Culver                                          10,500           531
   =============================================================================

   PHARMACEUTICALS [1.4%]
   Abbott Laboratories                                     16,000           777
   Bristol-Myers Squibb                                    29,400           733
   -----------------------------------------------------------------------------

   TOTAL PHARMACEUTICALS                                                  1,510
   =============================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   ROAD & RAIL [2.4%]
   Avis Budget Group*                                       2,330   $        43
   CSX                                                     31,400         1,031
   Norfolk Southern                                        17,800           784
   Ryder System                                             9,300           481
   Union Pacific                                            2,800           246
   -----------------------------------------------------------------------------

   TOTAL ROAD & RAIL                                                      2,585
   =============================================================================

   SEMICONDUCTORS & SEMICONDUCTOR
     EQUIPMENT [0.8%]
   Freescale Semiconductor*                                13,000           494
   Texas Instruments                                       11,000           366
   -----------------------------------------------------------------------------

   TOTAL SEMICONDUCTORS & SEMICONDUCTOR
     EQUIPMENT                                                              860
   =============================================================================

   SPECIALTY RETAIL [1.1%]
   Gap                                                     41,000           777
   Officemax                                                8,500           346
   -----------------------------------------------------------------------------

   TOTAL SPECIALTY RETAIL                                                 1,123
   =============================================================================

   THRIFTS & MORTGAGE FINANCE [2.1%]
   Fannie Mae                                              19,900         1,113
   Washington Mutual                                       26,200         1,139
   -----------------------------------------------------------------------------

   TOTAL THRIFTS & MORTGAGE FINANCE                                       2,252
   =============================================================================

   WIRELESS TELECOMMUNICATION SERVICES [1.0%]
   Alltel                                                  10,600           588
   Sprint-Nextel                                           24,300           417
   -----------------------------------------------------------------------------

   TOTAL WIRELESS TELECOMMUNICATION SERVICES                              1,005
   =============================================================================

       TOTAL COMMON STOCK
         (Cost $87,095)                                                 104,313
       =========================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 19

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND (CONCLUDED)

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

CASH EQUIVALENTS [1.6%]
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.22%**                                      1,714,571   $     1,715
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 5.33%**                                         10,815            11
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENTS
         (Cost $1,726)                                                    1,726
       =========================================================================

       TOTAL INVESTMENTS [100.0%]
         (Cost $88,821)                                                 106,039
       =========================================================================

       OTHER ASSETS AND LIABILITIES [0.0%]                                   11
       =========================================================================

   NET ASSETS -- 100.0%                                             $   106,050
   =============================================================================

*     NON-INCOME PRODUCING SECURITY

**    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

ADR -- AMERICAN DEPOSITARY RECEIPT

CL -- CLASS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 20

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

21.6%  Information Technology
21.2%  Healthcare
14.3%  Consumer Staples
11.1%  Consumer Discretionary
10.9%  Financials
10.4%  Energy
 7.2%  Industrials
 1.5%  Short-Term Investments
 0.9%  Materials
 0.7%  Utilities
 0.2%  Telecommunications

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [98.1%]
   AEROSPACE & DEFENSE [0.4%]
   L-3 Communications Holdings                              2,500   $       196
   =============================================================================

   AIR FREIGHT & LOGISTICS [0.9%]
   United Parcel Service, Cl B                              5,700           410
   =============================================================================

   BEVERAGES [3.4%]
   Coca-Cola                                                9,800           438
   Pepsi Bottling Group                                     5,700           202
   PepsiCo                                                 14,500           946
   -----------------------------------------------------------------------------

   TOTAL BEVERAGES                                                        1,586
   =============================================================================

   BIOTECHNOLOGY [5.1%]
   Amgen*                                                  14,300         1,023
   Genzyme-General Division*                                6,500           439
   Gilead Sciences*                                        12,700           872
   -----------------------------------------------------------------------------

   TOTAL BIOTECHNOLOGY                                                    2,334
   =============================================================================

   CAPITAL MARKETS [4.1%]
   Franklin Resources                                       2,100           222
   Goldman Sachs Group                                      2,600           440
   Lehman Brothers Holdings                                 4,800           355
   Merrill Lynch                                            2,600           203
   State Street                                             5,400           337
   T Rowe Price Group                                       7,000           335
   -----------------------------------------------------------------------------

   TOTAL CAPITAL MARKETS                                                  1,892
   =============================================================================

   COMMERCIAL BANKS [0.5%]
   Synovus Financial                                        8,300           244
   =============================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   COMMERCIAL SERVICES & SUPPLIES [1.4%]
   Equifax                                                  7,000   $       257
   Robert Half International                                5,200           176
   RR Donnelley & Sons                                      6,300           208
   -----------------------------------------------------------------------------

   TOTAL COMMERCIAL SERVICES & SUPPLIES                                     641
   =============================================================================

   COMMUNICATIONS EQUIPMENT [3.3%]
   Cisco Systems*                                          29,250           673
   Corning*                                                 9,500           232
   Qualcomm                                                17,000           618
   -----------------------------------------------------------------------------

   TOTAL COMMUNICATIONS EQUIPMENT                                         1,523
   =============================================================================

   COMPUTERS & PERIPHERALS [3.8%]
   Apple Computer*                                          8,100           624
   Dell*                                                   17,165           392
   IBM                                                      9,000           737
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS & PERIPHERALS                                          1,753
   =============================================================================

   CONSUMER FINANCE [1.6%]
   Capital One Financial                                    5,200           409
   SLM                                                      6,400           333
   -----------------------------------------------------------------------------

   TOTAL CONSUMER FINANCE                                                   742
   =============================================================================

   DIVERSIFIED FINANCIAL SERVICES [0.3%]
   Chicago Mercantile Exchange
     Holdings                                                 250           120
   =============================================================================

   ENERGY EQUIPMENT & SERVICES [3.5%]
   BJ Services                                             14,100           425
   Nabors Industries*                                      12,200           363
   Schlumberger                                             7,800           484
   Transocean*                                              4,900           358
   -----------------------------------------------------------------------------

   TOTAL ENERGY EQUIPMENT & SERVICES                                      1,630
   =============================================================================

   FOOD & STAPLES RETAILING [3.5%]
   Sysco                                                   16,100           538
   Wal-Mart Stores                                         21,975         1,084
   -----------------------------------------------------------------------------

   TOTAL FOOD & STAPLES RETAILING                                         1,622
   =============================================================================

   FOOD PRODUCTS [1.2%]
   General Mills                                            4,300           243
   Kellogg                                                  6,200           307
   -----------------------------------------------------------------------------

   TOTAL FOOD PRODUCTS                                                      550
   =============================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 21

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   HEALTH CARE EQUIPMENT & SUPPLIES [3.8%]
   Bard (C.R.)                                              3,200   $       240
   Biomet                                                  10,900           351
   Boston Scientific*                                       8,400           124
   Stryker                                                 12,800           635
   Zimmer Holdings*                                         6,200           419
   -----------------------------------------------------------------------------

   TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                                 1,769
   =============================================================================

   HEALTH CARE PROVIDERS & SERVICES [4.5%]
   Caremark Rx                                             12,900           731
   Coventry Health Care*                                    4,200           217
   Quest Diagnostics                                        5,400           330
   UnitedHealth Group                                      15,800           777
   -----------------------------------------------------------------------------

   TOTAL HEALTH CARE PROVIDERS & SERVICES                                 2,055
   =============================================================================

   HEALTH CARE TECHNOLOGY [0.4%]
   IMS Health                                               7,500           200
   =============================================================================

   HOTELS, RESTAURANTS & LEISURE [2.3%]
   Carnival                                                 6,600           310
   Starbucks*                                               9,500           324
   Wyndham Worldwide*                                       1,660            46
   Yum! Brands                                              7,400           385
   -----------------------------------------------------------------------------

   TOTAL HOTELS, RESTAURANTS & LEISURE                                    1,065
   =============================================================================

   HOUSEHOLD DURABLES [0.4%]
   Harman International Industries                          2,200           184
   =============================================================================

   HOUSEHOLD PRODUCTS [5.5%]
   Colgate-Palmolive                                       10,100           628
   Procter & Gamble                                        26,302         1,630
   Clorox                                                   4,400           277
   -----------------------------------------------------------------------------

   TOTAL HOUSEHOLD PRODUCTS                                               2,535
   =============================================================================

   INDEPENDENT POWER PRODUCER/
     ENERGY TRADER [0.7%]
   TXU                                                      5,200           325
   =============================================================================

   INDUSTRIAL CONGLOMERATES [3.3%]
   3M                                                       6,000           446
   General Electric                                        31,075         1,097
   -----------------------------------------------------------------------------

   TOTAL INDUSTRIAL CONGLOMERATES                                         1,543
   =============================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   INSURANCE [2.7%]
   Aflac                                                    6,600   $       302
   American International Group                            11,500           762
   Progressive                                              8,000           196
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                        1,260
   =============================================================================

   INTERNET SOFTWARE & SERVICES [2.9%]
   eBay*                                                   26,800           760
   Yahoo!*                                                 22,500           569
   -----------------------------------------------------------------------------

   TOTAL INTERNET SOFTWARE & SERVICES                                     1,329
   =============================================================================

   IT SERVICES [1.0%]
   First Data                                               7,100           298
   Paychex                                                  4,800           177
   -----------------------------------------------------------------------------

   TOTAL IT SERVICES                                                        475
   =============================================================================

   LIFE SCIENCES TOOLS & SERVICES [0.6%]
   Thermo Electron*                                         7,100           279
   =============================================================================

   MACHINERY [1.1%]
   Danaher                                                  7,600           522
   =============================================================================

   MEDIA [1.9%]
   Comcast*                                                 8,100           299
   McGraw-Hill                                              5,400           313
   Time Warner                                             13,100           239
   -----------------------------------------------------------------------------

   TOTAL MEDIA                                                              851
   =============================================================================

   METALS & MINING [0.9%]
   Goldcorp                                                 9,000           212
   Nucor                                                    4,200           208
   -----------------------------------------------------------------------------

   TOTAL METALS & MINING                                                    420
   =============================================================================

   MULTILINE RETAIL [1.8%]
   Sears Holdings*                                          2,700           427
   Target                                                   7,500           414
   -----------------------------------------------------------------------------

   TOTAL MULTILINE RETAIL                                                   841
   =============================================================================

   OIL & GAS [6.8%]
   Chevron                                                  3,800           247
   Exxon Mobil                                             32,000         2,147
   Sunoco                                                   4,200           261
   XTO Energy                                              11,300           476
   -----------------------------------------------------------------------------

   TOTAL OIL & GAS                                                        3,131
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 22

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND (CONCLUDED)

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   PERSONAL PRODUCTS [0.6%]
   Avon Products                                            8,600   $       264
   =============================================================================

   PHARMACEUTICALS [6.8%]
   Abbott Laboratories                                      4,795           233
   Allergan                                                 3,700           417
   Forest Laboratories*                                     7,700           390
   Johnson & Johnson                                       16,664         1,082
   Schering-Plough                                         14,000           309
   Wyeth                                                   13,850           704
   -----------------------------------------------------------------------------

   TOTAL PHARMACEUTICALS                                                  3,135
   =============================================================================

   REAL ESTATE INVESTMENT TRUST [0.9%]
   Simon Property Group                                     4,700           426
   =============================================================================

   REAL ESTATE MANAGEMENT & DEVELOPMENT [0.1%]
   Realogy*                                                 2,075            47
   =============================================================================

   ROAD & RAIL [0.0%]
   Avis Budget Group*                                         830            15
   =============================================================================

   SEMICONDUCTORS & SEMICONDUCTOR
     EQUIPMENT [3.4%]
   Broadcom, Cl A*                                         11,850           360
   Intel                                                   12,350           254
   Linear Technology                                       11,700           364
   Texas Instruments                                       17,800           592
   -----------------------------------------------------------------------------

   TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT                         1,570
   =============================================================================

   SOFTWARE [7.1%]
   Autodesk*                                                9,800           341
   Citrix Systems*                                          7,100           257
   Electronic Arts*                                         3,600           200
   Microsoft                                               49,830         1,362
   Oracle*                                                 22,500           399
   Symantec*                                               34,400           732
   -----------------------------------------------------------------------------

   TOTAL SOFTWARE                                                         3,291
   =============================================================================

   SPECIALTY RETAIL [3.4%]
   Best Buy                                                 3,500           187
   Home Depot                                              18,300           664
   Lowe's                                                  17,600           494
   TJX                                                      8,600           241
   -----------------------------------------------------------------------------

   TOTAL SPECIALTY RETAIL                                                 1,586
   =============================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   TEXTILES, APPAREL & LUXURY GOODS [1.3%]
   Coach*                                                  17,300   $       595
   =============================================================================

   THRIFTS & MORTGAGE FINANCE [0.7%]
   Countrywide Financial                                    8,600           301
   =============================================================================

   WIRELESS TELECOMMUNICATION SERVICES [0.2%]
   Sprint-Nextel                                            4,309            74
   =============================================================================

       TOTAL COMMON STOCK
         (Cost $41,212)                                                  45,331
       =========================================================================

CASH EQUIVALENTS [1.5%]
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.22%**                                        656,508           657
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 5.33%**                                         25,272            25
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENTS
         (Cost $682)                                                        682
       =========================================================================

       TOTAL INVESTMENTS [99.6%]
         (Cost $41,894)                                                  46,013
       =========================================================================

       OTHER ASSETS AND LIABILITIES [ 0.4%]                                 192
       =========================================================================

   NET ASSETS -- 100.0%                                             $    46,205
   =============================================================================

*     NON-INCOME PRODUCING SECURITY

**    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

CL -- CLASS

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 23

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

RCB SMALL CAP VALUE FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

34.2%  Financials
23.3%  Consumer Discretionary
13.4%  Industrials
12.2%  Consumer Staples
 4.9%  Energy
 4.4%  Short-Term Investment
 3.6%  Utilities
 2.4%  Materials
 1.6%  Information Technology

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK+ [92.7%]
   BROADCASTING & CABLE [6.5%]
   Cox Radio*                                             161,250   $     2,475
   Cumulus Media*                                         218,600         2,090
   -----------------------------------------------------------------------------

   TOTAL BROADCASTING & CABLE                                             4,565
   =============================================================================

   COMMERCIAL SERVICES [7.1%]
   Adesa                                                   58,000         1,340
   Coinstar*                                               65,600         1,888
   Watson Wyatt                                            42,000         1,719
   -----------------------------------------------------------------------------

   TOTAL COMMERCIAL SERVICES                                              4,947
   =============================================================================

   DIVERSIFIED MANUFACTURING [4.1%]
   Jacuzzi Brands*                                        283,300         2,830
   =============================================================================

   DIVERSIFIED METALS & MINING [2.4%]
   Compass Minerals International                          59,000         1,670
   =============================================================================

   UTILITIES [3.6%]
   Sierra Pacific Resources*                              174,000         2,495
   =============================================================================

   ENERGY EQUIPMENT & SERVICES [2.1%]
   Hanover Compressor*                                     79,200         1,443
   =============================================================================

   ENTERTAINMENT [7.3%]
   Lodgenet Entertainment*                                270,000         5,098
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [4.3%]
   Ralcorp Holdings*                                       62,400         3,010
   =============================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   HOUSEHOLD PRODUCTS [3.1%]
   Central Garden & Pet*                                   45,100   $     2,176
   =============================================================================

   INSURANCE [27.5%]
   Alleghany*                                              12,218         3,531
   Conseco*                                               140,000         2,939
   Hilb Rogal & Hobbs                                      38,900         1,659
   Montpelier Re Holdings                                 152,450         2,956
   Odyssey Re Holdings                                     58,000         1,959
   USI Holdings*                                          226,200         3,065
   White Mountains Insurance
     Group                                                  6,200         3,081
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                       19,190
   =============================================================================

   MACHINERY [2.0%]
   IDEX                                                    31,800         1,369
   =============================================================================

   OIL & GAS [2.8%]
   Rosetta Resources*                                     114,200         1,961
   =============================================================================

   PREPACKAGING SOFTWARE [1.6%]
   PLATO Learning*                                        175,300         1,117
   =============================================================================

   REAL ESTATE INVESTMENT TRUST [4.2%]
   Annaly Mortgage Management                             225,100         2,958
   =============================================================================

   RETAIL [10.6%]
   IHOP                                                    33,170         1,538
   Smart & Final*                                         194,600         3,322
   Triarc, Cl B                                           169,800         2,567
   -----------------------------------------------------------------------------

   TOTAL RETAIL                                                           7,427
   =============================================================================

   SPECIALTY RETAIL [3.5%]
   Jo-Ann Stores*                                         144,100         2,409
   =============================================================================

       TOTAL COMMON STOCK
         (Cost $51,933)                                                  64,665
       =========================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 24

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

RCB SMALL CAP VALUE FUND (CONCLUDED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

CORPORATE BONDS [2.6%]
   FINANCIAL SERVICES [2.3%]
   Fairfax Financial Holding
     7.750%, 04/26/12                                 $       600   $       558
   Labranche (A)
     Callable 05/15/07 @ 104.75
     9.500%, 05/15/09                                       1,000         1,043
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                               1,601
   =============================================================================

   LABORATORY EQUIPMENT [0.3%]
   Sea Containers, Ser B
     10.750%, 10/15/06                                        250           200
   =============================================================================

       TOTAL CORPORATE BONDS
         (Cost $1,828)                                                    1,801
       =========================================================================

REPURCHASE AGREEMENT (B) [4.4%]
   Morgan Stanley,
     5.000%, dated 09/29/06,
     repurchased on 10/02/06,
     repurchase price $3,054,731
     (collateralized by a U.S. Treasury
     Note, par value $2,919,831,
     6.500%, 2/15/10; with total
     market value $3,114,578)                               3,053         3,053
   -----------------------------------------------------------------------------

       TOTAL REPURCHASE AGREEMENT
         (Cost $3,053)                                                    3,053
       =========================================================================

       TOTAL INVESTMENTS [99.7%]
         (Cost $56,814)                                                  69,519
       =========================================================================

       OTHER ASSETS AND LIABILITIES [0.3%]                                  222
       =========================================================================

   NET ASSETS -- 100.0%                                             $    69,741
   =============================================================================

DESCRIPTION

*     NON-INCOME PRODUCING SECURITY

+     MORE NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD
      SECTORS ARE UTILIZED FOR REPORTING.

(A)   SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
      1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. ON SEPTEMBER 30, 2006,
      THE VALUE OF THESE SECURITIES AMOUNTED TO $1,043 (000), REPRESENTING 1.5%
      OF THE NET ASSETS OF THE FUND.

(B)   TRI-PARTY REPURCHASE AGREEMENT

CL -- CLASS

SER -- SERIES

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 25

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

94.6%  Information Technology
 2.2%  Short-Term Investments
 1.5%  Industrials
 1.3%  Healthcare
 0.4%  Consumer Discretionary

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [97.8%]
   AUDIO & VIDEO EQUIPMENT
     MANUFACTURING [0.4%]
   Sony, ADR                                                  300   $        12
   =============================================================================

   COMMUNICATIONS EQUIPMENT
     MANUFACTURING [12.8%]
   Cisco Systems*                                           4,705           108
   Harris                                                     700            31
   Motorola                                                 2,725            68
   Nokia, ADR                                               2,150            42
   Qualcomm                                                 2,600            95
   -----------------------------------------------------------------------------

   TOTAL COMMUNICATIONS EQUIPMENT
     MANUFACTURING                                                          344
   =============================================================================

   COMPUTER & PERIPHERAL EQUIPMENT
     MANUFACTURING [19.3%]
   Apple Computer*                                            995            77
   Dell*                                                    1,525            35
   EMC-Mass*                                                4,505            54
   Hewlett-Packard                                          3,823           140
   IBM                                                      1,400           115
   NAVTEQ*                                                    400            10
   Sandisk*                                                   400            21
   Symbol Technologies                                      2,250            33
   Western Digital*                                         1,750            32
   -----------------------------------------------------------------------------

   TOTAL COMPUTER & PERIPHERAL EQUIPMENT MANUFACTURING                      517
   =============================================================================

   COMPUTER SYSTEMS DESIGN &
     RELATED SERVICES [8.6%]
   Autodesk*                                                  800            28
   Cerner*                                                    400            18
   Cognizant Technology Solutions,
     Cl A*                                                    800            59
   Electronic Data Systems                                  1,725            42
   Intergraph*                                                275            12
   Jack Henry & Associates                                  1,100            24

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   Micros Systems*                                            300   $        15
   Parametric Technology*                                     950            16
   Quest Software*                                          1,100            16
   -----------------------------------------------------------------------------

   TOTAL COMPUTER SYSTEMS
     DESIGN & RELATED SERVICES                                              230
   =============================================================================

   DATA PROCESSING SERVICES [2.2%]
   Affiliated Computer Services,
     Cl A*                                                    425            22
   First Data                                                 850            36
   -----------------------------------------------------------------------------

   TOTAL DATA PROCESSING SERVICES                                            58
   =============================================================================

   ELECTRONIC SHOPPING & MAIL-ORDER HOUSES [0.8%]
   eBay*                                                      725            21
   =============================================================================

   FIBER OPTIC CABLE MANUFACTURING [1.8%]
   Corning*                                                 2,000            49
   =============================================================================

   NAVIGATIONAL/MEASURING/MEDICAL/CONTROL
     INSTRUMENTS MANUFACTURING [2.5%]
   Flir Systems*                                              400            11
   L-3 Communications Holdings                                500            39
   PerkinElmer                                                875            17
   -----------------------------------------------------------------------------

   TOTAL NAVIGATIONAL/MEASURING/MEDICAL/
     CONTROL INSTRUMENTS MANUFACTURING                                       67
   =============================================================================

   ON-LINE INFORMATION SERVICES [5.4%]
   Google*                                                     95            38
   Juniper Networks*                                        1,092            19
   WebEx Communications*                                    1,125            44
   Websense*                                                  700            15
   Yahoo!*                                                  1,200            30
   -----------------------------------------------------------------------------

   TOTAL ON-LINE INFORMATION SERVICES                                       146
   =============================================================================

   SEMICONDUCTOR & OTHER ELECTRONIC COMPONENT
     MANUFACTURING [18.9%]
   Amphenol, Cl A                                             500            31
   Analog Devices                                             825            24
   Applied Materials                                          800            14
   Arrow Electronics*                                         500            14
   Broadcom, Cl A*                                          1,200            37
   Intel                                                    4,950           102
   Jabil Circuit                                              850            24

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 26

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND (CONCLUDED)

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

   Linear Technology                                          775   $        24
   Marvel Tech Group*                                       1,200            23
   Maxim Integrated Products                                  900            25
   Micron Technology*                                         750            13
   National Semiconductor                                     475            11
   Taiwan Semiconductor
     Manufacturing, ADR                                     3,394            33
   Texas Instruments                                        2,900            97
   TTM Technologies*                                          850            10
   Xilinx                                                     700            15
   Zoran*                                                     600            10
   -----------------------------------------------------------------------------

   TOTAL SEMICONDUCTOR & OTHER ELECTRONIC
     COMPONENT MANUFACTURING                                                507
   =============================================================================

   SOFTWARE PUBLISHERS [23.6%]
   Adobe Systems*                                           1,000            37
   Akamai Technologies*                                     1,000            50
   BEA Systems*                                             1,400            21
   Citrix Systems*                                          1,175            43
   Electronic Arts*                                           400            22
   F5 Networks*                                               350            19
   Intuit*                                                    400            13
   McAfee*                                                    975            24
   Microsoft                                                7,850           215
   Oracle*                                                  4,765            84
   Red Hat*                                                   500            11
   SAP, ADR                                                   250            12
   Symantec*                                                3,300            70
   VeriSign*                                                  550            11
   -----------------------------------------------------------------------------

   TOTAL SOFTWARE PUBLISHERS                                                632
   =============================================================================

   TELECOMMUNICATIONS [1.5%]
   Amdocs*                                                  1,000            40
   =============================================================================

       TOTAL COMMON STOCK
         (Cost $2,431)                                                    2,623
       =========================================================================

DESCRIPTION                                                SHARES    VALUE (000)
--------------------------------------------------------------------------------

CASH EQUIVALENTS [2.2%]
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.22%**                                         51,456   $        51
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 5.33%**                                          8,009             8
   =============================================================================

       TOTAL CASH EQUIVALENTS
         (Cost $59)                                                          59
       =========================================================================

       TOTAL INVESTMENTS [100.0%]
         (Cost $2,490)                                                    2,682
       =========================================================================

       OTHER ASSETS AND LIABILITIES [0.0%]                                   --
       =========================================================================

   NET ASSETS -- 100.0%                                             $     2,682
   =============================================================================

*     NON-INCOME PRODUCING SECURITY

**    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

ADR -- AMERICAN DEPOSITARY RECEIPT

CL -- CLASS

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 27

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CORPORATE BOND FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

38.9%  Financial
25.6%  Industrial
 7.4%  Telephone
 7.3%  Bank
 5.4%  U.S. Government Mortgage-Backed Obligations
 3.2%  Short-Term Investments
 3.0%  Utilities
 2.6%  Commercial Paper
 1.9%  U.S. Treasury Obligations
 1.8%  Municipal Bonds
 1.1%  Gas Transmission
 0.8%  Foreign Governments
 0.7%  Mortgage-Backed
 0.3%  Transportation

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

CORPORATE BONDS [85.0%]
   AIR TRANSPORTATION [0.3%]
   Federal Express, Ser A2
     7.890%, 09/23/08                                 $       165   $       168
   =============================================================================

   AUTOMOTIVE [2.7%]
   DaimlerChrysler
     5.875%, 03/15/11                                         570           571
   Toyota Motor Credit
     4.250%, 03/15/10                                       1,000           971
   -----------------------------------------------------------------------------

   TOTAL AUTOMOTIVE                                                       1,542
   =============================================================================

   BANKS [8.4%]
   Bankers Trust
     7.250%, 10/15/11                                         500           546
   Crestar Finance
     6.500%, 01/15/08                                       1,035         1,054
   Deutsche Bank
     7.500%, 04/25/09                                         500           526
   Union Planters Bank
     5.125%, 06/15/07                                       1,215         1,214
   US Bancorp
     6.875%, 09/15/07                                         350           354
   Wachovia
     7.125%, 10/15/06                                         100           100
   Wells Fargo
     4.625%, 08/09/10                                       1,000           984
   -----------------------------------------------------------------------------

   TOTAL BANKS                                                            4,778
   =============================================================================

   BEAUTY PRODUCTS [1.5%]
   Avon Products
     7.150%, 11/15/09                                         800           844
   =============================================================================

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   CHEMICALS [0.4%]
   Praxair
     6.625%, 10/15/07                                 $       200   $       202
   =============================================================================

   COMMUNICATION & MEDIA [4.5%]
   AOL Time Warner
     6.750%, 04/15/11                                         395           413
   Comcast Cable Communications
     Holdings
     8.375%, 03/15/13                                         440           502
   News America Holdings
     9.250%, 02/01/13                                         450           532
   Walt Disney
     5.700%, 07/15/11                                       1,100         1,121
   -----------------------------------------------------------------------------

   TOTAL COMMUNICATION & MEDIA                                            2,568
   =============================================================================

   COMPUTER SYSTEM DESIGN & SERVICES [3.3%]
   Cisco Systems
     5.500%, 02/22/16                                       1,000         1,008
   IBM
     4.375%, 06/01/09                                         900           885
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS SYSTEM DESIGN
     & SERVICES                                                           1,893
   =============================================================================

   DRUGS [1.8%]
   Abbott Laboratories
     5.375%, 05/15/09                                       1,000         1,009
   =============================================================================

   ELECTRICAL SERVICES [3.1%]
   American Electric Power
     5.250%, 06/01/15                                         490           477
   Iowa Electric Light & Power
     6.000%, 10/01/08                                         200           202
   WPS Resources
     7.000%, 11/01/09                                       1,000         1,047
   -----------------------------------------------------------------------------

   TOTAL ELECTRICAL SERVICES                                              1,726
   =============================================================================

   FINANCIAL SERVICES [16.7%]
   American General Finance,
     Ser I, MTN
     4.625%, 05/15/09                                       1,000           983
   CIT Group, MTN
     4.750%, 12/15/10                                       1,000           978
   Citigroup
     5.850%, 08/02/16                                       1,000         1,034
   Countrywide Home Loans
     5.625%, 07/15/09                                         155           156

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 28

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CORPORATE BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Countrywide Home Loans,
     Ser L, MTN
     4.000%, 03/22/11                                 $       875   $       826
   General Electric Capital,
     Ser A, MTN
     6.875%, 11/15/10                                         250           266
     6.000%, 06/15/12                                       1,500         1,559
   HSBC Finance
     5.250%, 04/15/15                                       1,000           985
   John Deere Capital
     4.625%, 04/15/09                                         750           740
   MBNA
     4.625%, 09/15/08                                         410           405
   National Rural Utilities,
     Ser C, MTN
     7.250%, 03/01/12                                       1,000         1,093
   Washington Mutual
     4.625%, 04/01/14                                         460           429
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                               9,454
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [4.2%]
   Bottling Group
     5.500%, 04/01/16                                       1,000         1,007
   Diageo Capital
     3.375%, 03/20/08                                       1,000           974
   General Mills
     2.625%, 10/24/06                                         410           409
   -----------------------------------------------------------------------------

   TOTAL FOOD, BEVERAGE & TOBACCO                                         2,390
   =============================================================================

   FOREIGN GOVERNMENTS [0.8%]
   United Mexican States
     5.875%, 01/15/14                                         450           460
   =============================================================================

   INSURANCE [5.5%]
   Aflac
     6.500%, 04/15/09                                       1,000         1,031
   AXA Financial
     7.750%, 08/01/10                                       1,000         1,084
   Berkshire Hathaway Finance
     4.125%, 01/15/10                                       1,000           972
   -----------------------------------------------------------------------------

   TOTAL INSURANCE                                                        3,087
   =============================================================================

   INVESTMENT BANKER/BROKER DEALER [12.3%]
   Credit Suisse
     5.500%, 08/15/13                                       1,000         1,009
   Goldman Sachs Group
     5.150%, 01/15/14                                       1,000           978
   Jefferies Group
     5.500%, 03/15/16                                         665           649

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   JPMorgan Chase
     7.125%, 06/15/09                                 $       675   $       709
     6.750%, 02/01/11                                         500           530
   Lehman Brothers Holdings
     8.250%, 06/15/07                                       1,100         1,122
   Merrill Lynch
     4.000%, 11/15/07                                       1,000           986
   Morgan Stanley
     3.875%, 01/15/09                                       1,000           973
   -----------------------------------------------------------------------------

   TOTAL INVESTMENT BANKER/BROKER DEALER                                  6,956
   =============================================================================

   PETROLEUM & FUEL PRODUCTS [2.0%]
   Chevron
     8.625%, 06/30/10                                         200           225
   ConocoPhillips
     6.375%, 03/30/09                                         305           314
   Duke Capital
     5.500%, 03/01/14                                         625           614
   -----------------------------------------------------------------------------

   TOTAL PETROLEUM & FUEL PRODUCTS                                        1,153
   =============================================================================

   REAL ESTATE INVESTMENT TRUSTS [1.9%]
   Kimco Realty, MTN
     6.960%, 07/16/07                                       1,000         1,011
   Kimco Realty, Ser B, MTN
     7.860%, 11/01/07                                          67            68
   -----------------------------------------------------------------------------

   TOTAL REAL ESTATE INVESTMENT TRUSTS                                    1,079
   =============================================================================

   RETAIL [7.0%]
   Kohl's
     6.300%, 03/01/11                                       1,000         1,037
   Kroger
     5.500%, 02/01/13                                         450           444
   McDonald's, Ser E, MTN
     4.240%, 12/13/06                                         995           992
   Target
     5.875%, 07/15/16                                         500           518
   Wal-Mart Stores
     4.375%, 07/12/07                                       1,000           994
   -----------------------------------------------------------------------------

   TOTAL RETAIL                                                           3,985
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [7.5%]
   BellSouth
     4.200%, 09/15/09                                       1,000           970
   Deutsche Telekom International Finance
     5.250%, 07/22/13                                         475           461
   New Cingular Wireless Services
     8.125%, 05/01/12                                         400           450

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 29

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CORPORATE BOND FUND (CONCLUDED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Southwestern Bell
     6.625%, 07/15/07                                 $       750   $       757
   Sprint Capital
     8.375%, 03/15/12                                         550           616
   Verizon Communications
     5.550%, 02/15/16                                       1,000           987
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                  4,241
   =============================================================================

   WASTE DISPOSAL [1.1%]
   Waste Management
     6.875%, 05/15/09                                         575           597
   =============================================================================

       TOTAL CORPORATE BONDS
         (Cost $48,413)                                                  48,132
   =============================================================================

U.S. TREASURY OBLIGATION [1.9%]
   U.S. Treasury Inflation Index Note
     2.000%, 01/15/14                                       1,101         1,080
   -----------------------------------------------------------------------------

       TOTAL U.S. TREASURY OBLIGATION
         (Cost $1,141)                                                    1,080
   =============================================================================

MUNICIPAL BONDS [1.8%]
   CALIFORNIA [1.8%]
   California Statewide, Community
     Development Authority,
     Ser A-2, RB, XLCA
     4.000%, 11/15/06                                          75            75
   City of Industry, Sales Tax Project,
     RB, MBIA
     5.000%, 01/01/12                                         955           946
   -----------------------------------------------------------------------------

   TOTAL CALIFORNIA                                                       1,021
   =============================================================================

       TOTAL MUNICIPAL BONDS
         (Cost $1,057)                                                    1,021
   =============================================================================

MORTGAGE-BACKED SECURITY [0.7%]
   Residential Asset Mortgage
     Products, Ser 2003-RS5, Cl AI4
     3.700%, 09/25/31                                         393           387
   -----------------------------------------------------------------------------

       TOTAL MORTGAGE-BACKED SECURITY
         (Cost $388)                                                        387
       =========================================================================

DESCRIPTION                              FACE AMOUNT (000)/SHARES    VALUE (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS [5.5%]
     FHLMC, Ser 2982, Cl NB
       5.500%, 02/15/29                               $       340   $       341
     FHLMC, Ser R004, Cl Al
       5.125%, 12/15/13                                     1,238         1,228
     FNMA CMO, Ser 2002-56,
       Cl MC
       5.500%, 09/25/17                                     1,316         1,319
     FNMA REMIC, Ser 2006,
       Cl AB
       6.000%, 06/25/16                                       217           218
   -----------------------------------------------------------------------------

       TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
           OBLIGATIONS
           (Cost $3,102)                                                  3,106
   =============================================================================

COMMERCIAL PAPER (A) [2.7%]
   ASSET BACKED SECURITIES [2.7%]
   Giro Balanced Funding
     5.270%, 10/05/06                                       1,489         1,488
   =============================================================================

       TOTAL COMMERCIAL PAPER
         (Cost $1,488)                                                    1,488
   =============================================================================

CASH EQUIVALENT [3.2%]
     Fidelity Institutional Domestic
       Money Market Portfolio,
       Cl I, 5.22%*                                     1,838,200         1,838
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENT
         (Cost $1,838)                                                    1,838
       =========================================================================

       TOTAL INVESTMENTS [100.8%]
         (Cost $57,427)                                                  57,052
       =========================================================================

       OTHER ASSETS AND LIABILITIES [-0.8%]                                (430)
       =========================================================================

   NET ASSETS -- 100.0%                                             $    56,622
   =============================================================================

*     RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

(A)   THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

CL -- CLASS

CMO -- COLLATERALIZED MORTGAGE OBLIGATION

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

MTN -- MEDIUM TERM NOTE

REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT

RB -- REVENUE BOND

SER -- SERIES

XLCA -- XL CAPITAL ASSURANCE

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 30

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

50.8%  U.S. Government Agency Obligations
36.0%  U.S. Government Mortgage-Backed Obligations
13.1%  U.S. Treasury Obligations
 0.1%  Short-Term Investments

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS [50.4%]
   FHLB
     6.200%, 03/22/21                                 $     2,000   $     1,995
     5.020%, 11/07/08                                       1,000           999
     4.375%, 09/17/10                                       2,000         1,960
   FHLMC
     5.125%, 10/15/08                                          30            30
   FNMA
     7.125%, 06/15/10                                       4,000         4,298
     5.500%, 03/15/11                                       2,570         2,630
     5.010%, 11/10/10                                       2,500         2,476
     5.000%, 07/25/08                                       2,000         1,995
     5.000%, 01/23/09                                       2,500         2,493
   -----------------------------------------------------------------------------

       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
         (Cost $18,989)                                                  18,876
       =========================================================================

U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS [35.7%]
     FHLMC REMIC, Ser R005,
       Cl AB
       5.500%, 12/15/18                                     1,398         1,396
     FHLMC REMIC, Ser R009,
       Cl AK
       5.750%, 12/15/18                                     1,966         1,972
     FHLMC, Ser R003, Cl AG
       5.125%, 10/15/15                                     1,888         1,872
     FHLMC, Ser R004, Cl Al
       5.125%, 12/15/13                                     1,944         1,928
     FHLMC, Ser R007, Cl AC
       5.875%, 05/15/16                                     1,853         1,859
     FNMA, Pool 766620
       4.574%, 03/01/34                                     1,110         1,088
     GNMA, Pool 81318
       4.500%, 04/20/35                                     1,170         1,155
     GNMA, Pool 81447
       5.000%, 08/20/35                                       131           129
     GNMA, Pool 81510
       4.250%, 10/20/35                                     1,415         1,378
     GNMA, Pool 864622
       4.500%, 06/20/35                                       600           592
   -----------------------------------------------------------------------------

       TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
         OBLIGATIONS
         (Cost $13,414)                                                  13,369
       =========================================================================

DESCRIPTION                              FACE AMOUNT (000)/SHARES    VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS [13.0%]
   U.S. Treasury Notes
     5.500%, 02/15/08                                 $     1,125   $     1,135
     4.250%, 11/15/13                                       1,050         1,027
     4.250%, 08/15/15                                       1,150         1,119
     3.875%, 01/15/09                                       1,445         1,487
     3.750%, 05/15/08                                          75            74
   -----------------------------------------------------------------------------

       TOTAL U.S. TREASURY OBLIGATIONS
         (Cost $4,916)                                                    4,842
   =============================================================================

CASH EQUIVALENT [0.1%]
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.22%*                                          49,932            50
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENT
         (Cost $50)                                                          50
       =========================================================================

       TOTAL INVESTMENTS [99.2%]
         (Cost $37,369)                                                  37,137
       =========================================================================

       OTHER ASSETS AND LIABILITIES [ 0.8%]                                 316
       =========================================================================

   NET ASSETS -- 100.0%                                             $    37,453
   =============================================================================

*     RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

CL -- CLASS

FHLB -- FEDERAL HOME LOAN BANK

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT

SER -- SERIES

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 31

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

26.6%  Education
13.7%  General Revenue
11.4%  Public Facilities
10.5%  General Obligation
 9.2%  Water
 8.6%  Industrial Development
 6.8%  Power
 4.8%  Transportation
 4.6%  Utilities
 1.6%  Healthcare
 1.2%  Short-Term Investments
 1.0%  Airport

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

MUNICIPAL BOND [97.9%]
   ALABAMA [1.0%]
   Jefferson County, Sewer Authority,
     Ser B-8, RB, FSA
     Callable 02/01/10 @ 100
     5.250%, 02/01/14                                 $       250   $       262
   =============================================================================

   ARIZONA [2.0%]
   Arizona State, Transportation Board,
     GAN, Ser A, RB
     5.000%, 07/01/13                                         500           540
   =============================================================================

   CALIFORNIA [78.9%]
   Anaheim, Public Financing Authority,
     Distribution System Project,
     Second Lien, RB, MBIA
     5.000%, 10/01/08                                         250           257
   Berkeley, Ser C, GO, MBIA
     Callable 11/10/06 @ 102
     5.000%, 09/01/10                                          95            96
   Beverly Hills, Unified School
     District Authority, Ser B, GO
     Pre-Refunded @ 101 (A)
     4.700%, 06/01/08                                          50            51
   Big Bear Lake, Water Authority,
     RB, MBIA
     6.000%, 04/01/11                                         200           216
   Burbank, Public Financing Authority,
     Golden State Redevelopment
     Project, Ser A, RB, AMBAC
     Callable 12/01/13 @ 100
     5.250%, 12/01/18                                         175           190

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   California State, Department of
     Water Resource & Power,
     Ser B-5, RB
     Callable 10/10/06 @ 100 (C)
     3.650%, 05/01/22                                 $       400   $       400
   California State, Department of Water
     Resources, Ser A, RB, AMBAC
     Callable 05/01/12 @ 101
     5.500%, 05/01/14                                         300           331
   California State, Department of
     Water Resources, Ser W, RB, FSA
     5.500%, 12/01/13                                         400           448
   California State, Educational Facilities
     Authority, Pooled College &
     University Projects, Ser A, RB
     4.300%, 04/01/09                                         100           101
   California State, Educational Facilities
     Authority, University of
     San Francisco, RB, MBIA
     6.000%, 10/01/08                                         300           315
   California State, GO
     4.750%, 06/01/07                                         100           101
   California State, GO
     Callable 02/01/12 @ 100
     5.000%, 02/01/18                                         175           184
   California State, GO
     Callable 08/01/13 @ 100
     5.250%, 02/01/21                                         250           269
   California State, GO
     Callable 10/01/10 @ 100
     5.250%, 10/01/18                                          50            52
   California State, GO
     Pre-Refunded @ 100 (A)
     5.250%, 09/01/10                                         200           213
   California State, GO
     Pre-Refunded @ 100 (A)
     5.250%, 10/01/10                                          20            21
   California State, Infrastructure &
     Economic Authority, Bay Area
     Toll Bridges Project,
     Ser A, RB, FSA
     Pre-Refunded @ 100 (A)
     5.250%, 07/01/13                                         125           138
   California State, Infrastructure &
     Economic Authority, Energy
     Efficiency Master Trust, Ser A, RB
     5.000%, 03/01/11                                         315           334
   California State, Infrastructure &
     Economic Authority, RB, MBIA
     Pre-Refunded @ 101 (A)
     5.500%, 06/01/10                                         350           378

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 32

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   California State, Public Works
     Board Lease, California State
     University, Ser C, RB
     5.000%, 10/01/07                                 $       100   $       101
   California State, Public Works
     Board Lease, Department of
     Corrections Project,
     Ser B, RB, MBIA
     Callable 09/01/08 @ 101
     5.000%, 09/01/21                                         100           103
   California State, Public Works
     Board Lease, Department of
     Corrections, Ser A, RB
     Callable 09/01/08 @ 101
     5.250%, 09/01/15                                         250           259
   California State, Public Works
     Board Lease, Department of
     Corrections-State Prisons
     Project, Ser A, RB, AMBAC
     5.250%, 12/01/13                                         600           657
   California State, Public Works
     Board Lease, Department of
     Corrections-Ten Administration,
     Ser A, RB, AMBAC
     Callable 03/01/12 @ 100
     5.250%, 03/01/18                                         155           166
   California State, Public Works
     Board Lease, Trustees California
     State University, Ser A, RB
     Callable 10/01/08 @ 101
     5.250%, 10/01/11                                         100           104
   California State, Public Works
     Board Lease, Various University
     Projects, RB, MBIA
     Callable 06/01/11 @ 100
     5.500%, 06/01/14                                         250           277
   California State, Ser A-3, GO (C)
     3.650%, 05/01/33                                         200           200
   California State, University of
     California, Ser K, RB, MBIA
     Callable 09/01/08 @ 101
     5.000%, 09/01/17                                         150           155
   California Statewide, Communities
     Development Authority,
     Ser B-2, RB, XLCA
     4.000%, 11/15/06                                         400           400
   Central, Unified School District
     Authority, Ser A, GO, FGIC
     5.500%, 07/01/22                                         400           444

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Coachella Valley, Water District
     Authority, Flood Control
     Project, COP, AMBAC
     Callable 10/01/07 @ 102
     5.000%, 10/01/11                                 $       250   $       258
   Corona, Public Financing Authority,
     City Hall Project, Ser B, RB
     Callable 09/01/12 @ 100
     5.250%, 09/01/16                                         350           381
   Culver City, Redevelopment Finance
     Authority, TA, AMBAC
     Sink Date 11/01/09 @ 100
     5.500%, 11/01/14                                          75            82
   Desert Sands, Unified School
     District, COP, MBIA
     Callable 03/01/13 @ 100
     5.250%, 03/01/15                                         405           442
   Escondido, Union School District,
     Refunding & Financing Project,
     COP, MBIA
     4.750%, 07/01/19                                         735           792
   Evergreen School District,
     Ser C, GO, FGIC
     Pre-Refunded @ 101 (A)
     5.250%, 09/01/08                                         200           209
   Fruitvale, School District, GO, FSA
     Callable 08/01/09 @ 102
     5.000%, 08/01/19                                         200           211
   Golden State, Tobacco
     Settlement, Ser A, RB
     Callable 06/01/09 @ 100
     5.000%, 06/01/19                                         250           256
   Golden State, Tobacco
     Settlement, Ser B, RB
     Pre-Refunded @ 100 (A)
     5.750%, 06/01/08                                         250           259
   Irvine, Improvement Board,
     Act 1915 Project,
     District #93-14, SAB (B)
     3.650%, 09/02/25                                         100           100
   Los Angeles County, Public Works
     Finance Authority, Master
     Refunding Project,
     Ser A, RB, MBIA
     5.000%, 12/01/12                                         275           297
   Los Angeles County, Public Works
     Finance Authority, Regional Park
     & Open Project, Ser A, RB
     Pre-Refunded @ 101 (A)
     5.500%, 10/01/07                                         325           335

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 33

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Los Angeles County, Public
     Works Finance Authority,
     Ser B, RB, MBIA
     Callable 11/01/06 @ 102
     5.250%, 09/01/14                                 $       200   $       204
   Los Angeles, Harbor Development
     Project, Ser C, RB
     Callable 11/01/06 @ 101
     5.125%, 11/01/11                                         180           182
   Los Angeles, Municipal
     Improvement Authority,
     Central Library Project,
     Ser A, RB, MBIA
     5.250%, 06/01/13                                         230           253
   Los Angeles, Property Tax
     Project, Ser A, GO, MBIA
     4.000%, 09/01/09                                         250           254
   Los Angeles, Wastewater
     Systems Authority, RB, FSA
     4.500%, 06/01/09                                         250           257
   Los Angeles, Water & Power
     Authority, Power Systems
     Project, Ser A, RB
     5.000%, 07/01/08                                         500           513
   Los Angeles, Water & Power
     Authority, Power Systems
     Project, Ser AA1, RB, MBIA
     Callable 07/01/11 @ 100
     5.250%, 07/01/13                                         200           215
   M-S-R Public Power,
     Ser G, RB, MBIA
     Callable 07/01/07 @ 101
     5.250%, 07/01/11                                         100           102
   Modesto, Irrigation District,
     Capital Improvements Project,
     Ser A, COP, AMBAC
     Callable 10/01/16 @ 100
     5.000%, 10/01/19                                         330           359
   Northern California, Transmission
     Resource Authority, Ore
     Transmission Project,
     Ser A, RB, MBIA
     7.000%, 05/01/13                                         250           292
   Oakland, Joint Powers Financing
     Authority, Oakland Convention
     Center Project, RB, AMBAC
     5.500%, 10/01/11                                         300           327
   Oakland, Redevelopment Agency,
     Central Distric Redevelopment
     Project, TA, AMBAC
     6.000%, 02/01/07                                         300           302
     5.500%, 02/01/14                                         475           512

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Oakland, State Building Authority,
     Elihu M Harris Project,
     Ser A, RB, AMBAC
     Pre-Refunded @ 101 (A)
     5.500%, 04/01/08                                 $       100   $       104
   Pasadena, Electric Improvements
     Authority, RB, FSA
     4.500%, 06/01/07                                         160           161
   Pinole, Redevelopment Agency
     Project, TA, FSA
     Callable 08/01/09 @ 101
     5.250%, 08/01/14                                         100           105
   Riverside, RB
     Callable 10/01/08 @ 101
     5.375%, 10/01/12                                          90            94
   Riverside, RB
     Pre-Refunded @ 101 (A)
     5.375%, 10/01/08                                          10            10
   Sacramento County, Sanitation
     District Funding Authority,
     RB, ETM
     Callable 11/10/06 @ 102
     5.000%, 12/01/07                                         100           102
   Sacramento, City Unified School
     District, Ser A, GO, FSA
     4.250%, 07/01/09                                          75            77
   San Bernardino, Community
     College District, Election 2002
     Project, Ser B, GO, MBIA
     Pre-Refunded @ 100 (A)
     5.250%, 08/01/14                                         750           834
   San Diego County, Edgemoor &
     Regional Systems Projects,
     COP, AMBAC
     Callable 02/01/15 @ 100
     5.000%, 02/01/18                                         500           538
   San Diego County, North County
     Regional Center for Expansion,
     COP, AMBAC
     Pre-Refunded @ 102 (A)
     5.250%, 11/15/06                                         100           102
   San Diego, Unified School
     District, Election 1998 Project,
     Ser B-1, GO, MBIA
     5.000%, 07/01/17                                       1,000         1,107
   San Diego, Unified School
     District, Election 1998 Project,
     Ser E, GO, FSA
     Callable 07/01/13 @ 100
     5.000%, 07/01/28                                         400           431

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 34

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   San Diego, University School
     District, Capital Appreciation-
     Election 1998 Project,
     Ser D, GO, FGIC
     Callable 07/01/12 @ 101
     5.250%, 07/01/24                                 $       135   $       148
   San Diego, University School
     District, Election 1998
     Project, Ser E, GO, FSA
     Callable 07/01/13 @ 101
     5.250%, 07/01/16                                         100           110
   San Francisco (City & County),
     Airports Commission Authority,
     Second Ser-27B, RB, FGIC
     5.250%, 05/01/12                                         250           268
   San Francisco (City & County),
     Public Utility Authority,
     Ser A, RB, MBIA
     Callable 11/01/06 @ 101.5
     5.000%, 11/01/17                                         160           163
   San Jose, University School
     District, Ser A, GO, FSA
     Callable 08/01/11 @ 101
     5.375%, 08/01/19                                         150           162
   San Ysidro, School District, Election
     1997 Project, Ser C, GO, MBIA
     6.000%, 08/01/11                                         205           228
   Sanger, Unified School District,
     Election 2006 Project,
     Ser A, GO, FSA
     Callable 08/01/16 @ 102
     5.000%, 08/01/18                                         500           555
   Sanger, Unified School District,
     GO, MBIA
     5.350%, 08/01/15                                         250           272
   Santa Monica, Public Safety
     Facilities Project, RB
     Callable 07/01/09 @ 101
     5.250%, 07/01/14                                         100           105
   Semitropic, Improvement Water
     Storage Authority, RB,
     FSA, ACA Insured
     Pre-Refunded @ 103 (A)
     4.000%, 06/01/11                                         250           262
   Solano County, COP, MBIA
     Callable 11/01/12 @ 100
     5.250%, 11/01/14                                         100           109

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Southern California, Metropolitan
     Water District Authority,
     Ser A, RB
     5.750%, 07/01/21                                 $       280   $       331
   Southern California, Publiic
     Power Authority, Southern
     Transmission Project,
     Sub-Ser A, RB, FSA
     Callable 07/01/12 @ 100
     5.250%, 07/01/16                                         200           217
   Sweetwater, Union High School
     District, Ser A, RB, FSA
     5.000%, 09/01/13                                         355           385
   Wiseburn, School District,
     Ser A, GO, FGIC
     4.200%, 08/01/07                                         125           126
   -----------------------------------------------------------------------------

   TOTAL CALIFORNIA                                                      21,461
   =============================================================================

   FLORIDA [1.4%]
   Florida State, Correctional
     Private Commission
     Authority, COP, MBIA
     Callable 08/01/11 @ 101
     5.375%, 08/01/14                                         350           379
   =============================================================================

   GEORGIA [0.8%]
   Georgia State, Metropolitan
     Atlanta Rapid Transportation
     Authority, Second Indenture
     Project, Ser A, RB, MBIA
     6.250%, 07/01/07                                         200           204
   =============================================================================

   ILLINOIS [2.2%]
   Illinois State, Civic Center
     Authority, RB, FSA
     Callable 12/15/10 @ 100
     5.500%, 12/15/14                                         200           214
   Illinois State, Development
     Finance Authority, Revolving
     Fund-Master Trust, RB
     Callable 09/01/12 @ 100
     5.500%, 09/01/13                                         250           274
   Illinois State, Ser A, GO
     Callable 10/01/13 @ 100
     5.000%, 10/01/16                                         100           108
   -----------------------------------------------------------------------------

   TOTAL ILLINOIS                                                           596
   =============================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 35

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   MICHIGAN [0.9%]
   Michigan State, Building
     Authority, Facilities Project,
     Ser II, RB
     Pre-Refunded @ 101 (A)
     5.000%, 10/15/07                                 $       250   $       256
   =============================================================================

   NEW JERSEY [1.4%]
   New Jersey State, Turnpike
     Authority, RB, MBIA, ETM
     6.500%, 01/01/16                                         315           369
   =============================================================================

   NEW YORK [2.1%]
   New York State, Ser E, RB
     6.000%, 04/01/14                                         500           574
   =============================================================================

   OREGON [1.4%]
   Lane County, School District, GO
     Pre-Refunded @ 100 (A)
     5.625%, 06/15/10                                         345           370
   =============================================================================

   TEXAS [2.0%]
   San Angelo, Waterworks &
     Sewer System Authority,
     Refunding & Improvements
     Projects, RB, FSA
     Callable 04/01/11 @ 100
     5.250%, 04/01/19                                         100           106
   Travis County, Health Facilities
     Development Authority,
     Ascension Health Credit
     Project, Ser A, RB, MBIA
     Pre-Refunded @ 101 (A)
     6.250%, 11/15/09                                         400           435
   -----------------------------------------------------------------------------

   TOTAL TEXAS                                                              541
   =============================================================================

   UTAH [0.5%]
   Central, Water Conservancy
     District, Ser D, GO
     Pre-Refunded @ 100 (A)
     4.600%, 04/01/09                                         140           144
   =============================================================================

   WASHINGTON [1.3%]
   Washington State,
     Ser 02-A, GO, FSA
     Callable 07/01/11 @ 100
     5.000%, 07/01/19                                         345           362
   =============================================================================

DESCRIPTION                              FACE AMOUNT (000)/SHARES    VALUE (000)
--------------------------------------------------------------------------------

   PUERTO RICO [2.0%]
   Puerto Rico, Electric Power
     Authority, Power Project,
     Ser CC, RB, MBIA
     Callable 07/01/07 @ 101.5
     5.250%, 07/01/09                                 $       100   $       103
   Puerto Rico, Municipal Finance
     Agency, Ser A, RB, FSA
     Callable 07/01/07 @ 101.5
     5.250%, 07/01/10                                         130           133
   Puerto Rico, Public Buildings
     Authority, Government
     Facilities Project, Ser J,
     RB, AMBAC
     Callable 07/01/12 @ 100
     5.000%, 07/01/36                                         300           320
   -----------------------------------------------------------------------------

   TOTAL PUERTO RICO                                                        556
   =============================================================================

         TOTAL MUNICIPAL BOND
           (Cost $26,537)                                                26,614
         =======================================================================

CASH EQUIVALENT [1.1%]
   Federated California Municipal
     Money Market Fund,
     Cl I, 3.42%*                                         309,680           310
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENT
         (Cost $310)                                                        310
       =========================================================================

       TOTAL INVESTMENTS [99.0%]
         (Cost $26,847)                                                  26,924
       =========================================================================

       OTHER ASSETS AND LIABILITIES [1.0%]                                  284
       =========================================================================

   NET ASSETS -- 100.0%                                             $    27,208
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 36

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------------

(A)   PRE-REFUNDED SECURITY - THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

(B)   SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR
      BANK OR FINANCIAL INSTITUTION.

(C)   FLOATING RATE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS
      IS THE RATE IN EFFECT ON SEPTEMBER 30, 2006.

*     RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY

COP -- CERTIFICATE OF PARTICIPATION

ETM -- ESCROWED TO MATURITY

FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY

FSA -- FINANCIAL SECURITY ASSISTANCE

GAN -- GRANT ANTICIPATION NOTE

GO -- GENERAL OBLIGATION

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

RB -- REVENUE BOND

SAB -- SPECIAL ASSESSMENT BOND

SER -- SERIES

TA -- TAX ALLOCATION

XLCA -- XL CAPITAL ASSURANCE

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 37

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

72.2%  Industrial
 7.5%  Financial
 6.2%  Telephone
 5.8%  Utilities
 4.9%  Gas Transmission
 1.8%  Short-Term Investments
 1.5%  Transportation
 0.1%  Common Stock
 0.0%  Healthcare

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

CORPORATE BONDS [97.0%]
   ADVERTISING [0.3%]
   Advanstar Communications
     10.750%, 08/15/10                                $       100   $       108
   =============================================================================

   AEROSPACE & DEFENSE [1.3%]
   DRS Techologies
     6.625%, 02/01/16                                         100            98
   Esterline Technologies
     7.750%, 06/15/13                                         100           101
   L-3 Communications
     5.875%, 01/15/15                                         200           190
   Sequa, Ser B
     8.875%, 04/01/08                                         150           156
   -----------------------------------------------------------------------------

   TOTAL AEROSPACE & DEFENSE                                                545
   =============================================================================

   AGRICULTURE [0.4%]
   American Rock Salt
     9.500%, 03/15/14                                         150           155
   =============================================================================

   AIRLINES [0.5%]
   American Airlines, Ser 2001-2
     7.800%, 04/01/08                                         200           200
   =============================================================================

   ALUMINUM [0.3%]
   Novelis (A)
     8.250%, 02/15/15                                         150           142
   =============================================================================

   APPAREL/TEXTILES [0.4%]
   Levi Strauss
     9.750%, 01/15/15                                         100           103
   Phillips-Van Heusen
     7.250%, 02/15/11                                          75            76
   -----------------------------------------------------------------------------

   TOTAL APPAREL/TEXTILES                                                   179
   =============================================================================

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   AUTO RENT & LEASE [1.4%]
   Avis Budget Car Rental (A)
     7.750%, 05/15/16                                 $       100   $        97
   Hertz (A)
     10.500%, 01/01/16                                        150           165
   Rent-Way
     11.875%, 06/15/10                                        100           116
   United Rentals
     6.500%, 02/15/12                                          90            87
   Williams Scotsman
     8.500%, 10/01/15                                         100           102
   -----------------------------------------------------------------------------

   TOTAL AUTO RENT & LEASE                                                  567
   =============================================================================

   AUTOMOTIVE [1.6%]
   General Motors
     7.125%, 07/15/13                                         725           637
   =============================================================================

   AUTOPARTS [1.2%]
   Accuride
     8.500%, 02/01/15                                         150           140
   Dura Operating, Ser D
     9.000%, 05/01/09                                          75             3
   Metaldyne
     10.000%, 11/01/13                                        100           101
   Tenneco Automotive
     8.625%, 11/15/14                                         150           148
   TRW Automotive
     11.000%, 02/15/13                                         98           107
   -----------------------------------------------------------------------------

   TOTAL AUTOPARTS                                                          499
   =============================================================================

   BROADCASTING & CABLE [6.8%]
   Albritton Communications
     7.750%, 12/15/12                                         150           151
   Atlantic Broadband Finance (A)
     9.375%, 01/15/14                                         100            98
   Cablevision Systems, Ser B
     8.000%, 04/15/12                                         225           228
   CCO Holdings
     8.750%, 11/15/13                                         250           252
   Charter Communications Holdings
     10.250%, 09/15/10                                        400           408
   Coleman Cable
     9.875%, 10/01/12                                         100           100
   CSC Holdings
     7.625%, 07/15/18                                         100           102
     Echostar DBS
     6.625%, 10/01/14                                         200           190
   Fisher Communication
     8.625%, 09/15/14                                         150           156

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 38

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   General Cable
     9.500%, 11/15/10                                 $       100   $       107
   Gray Television
     9.250%, 12/15/11                                         100           104
   Insight Commununications (B)
     12.250%, 02/15/11                                        100           106
   Kabel Deutschland (A)
     10.625%, 07/01/14                                        200           214
   Mediacom Capital
     7.875%, 02/15/11                                         150           148
   Nexstar Finance Holdings (B)
     10.050%, 04/01/13                                        200           167
   Olympus Communications, Ser B (D)
     10.625%, 11/15/06                                        100           140
   Videotron Ltee
     6.875%, 01/15/14                                         100            99
   -----------------------------------------------------------------------------

   TOTAL BROADCASTING & CABLE                                             2,770
   =============================================================================

   BUILDING & CONSTRUCTION [4.1%]
   Ainsworth Lumber
     7.250%, 10/01/12                                         100            74
     6.750%, 03/15/14                                         100            70
   Beazer Homes USA
     8.375%, 04/15/12                                         100           100
   Brand Services
     12.000%, 10/15/12                                        150           168
   DR Horton
     5.625%, 01/15/16                                         125           116
   Goodman Global Holdings
     7.875%, 12/15/12                                          75            71
   Interline Brands
     8.125%, 06/15/14                                          50            51
   International Utility Structures (D)
     10.750%, 02/01/08                                        100             1
   KB Home
     8.625%, 12/15/08                                          50            51
     6.250%, 06/15/15                                         200           184
   Nortek
     8.500%, 09/01/14                                         200           189
   Panolam Industries (A)
     10.750%, 10/01/13                                        250           252
   Ply Gem Industries
     9.000%, 02/15/12                                         150           120
   RMCC Acquisition (A)
     9.500%, 11/01/12                                         150           155
   Tech Olympic USA
     7.500%, 01/15/15                                         100            77
   -----------------------------------------------------------------------------

   TOTAL BUILDING & CONSTRUCTION                                          1,679
   =============================================================================

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   BUSINESS SERVICES [0.7%]
   Corrections
     7.500%, 05/01/11                                 $       100   $       102
   FTI Consulting
     7.625%, 06/15/13                                          50            51
   Geo Group
     8.250%, 07/15/13                                         150           150
   -----------------------------------------------------------------------------

   TOTAL BUSINESS SERVICES                                                  303
   =============================================================================

   CHEMICALS [4.7%]
   Basell Af SCA (A)
     8.375%, 08/15/15                                         250           248
   BCP Crystal US Holdings
     9.625%, 06/15/14                                          45            49
   Crystal Holdings, Ser B (B)
     9.037%, 10/01/14                                          73            59
   Equistar Chemicals
     10.625%, 05/01/11                                        150           161
   Georgia Gulf (A)
     9.500%, 10/15/14                                         150           149
   Lyondell Chemical
     8.250%, 09/15/16                                          60            61
     8.000%, 09/15/14                                          60            61
   Mosaic Global Holdings
     10.875%, 08/01/13                                        100           111
   Mosaic Global Holdings, Ser B
     11.250%, 06/01/11                                        100           106
   Nalco
     7.750%, 11/15/11                                         150           153
   Nova Chemicals
     6.500%, 01/15/12                                         250           235
   Polymer Holdings (B)
     11.043%, 07/15/14                                        250           203
   PolyOne
     10.625%, 05/15/10                                        100           107
   Rhodia
     10.250%, 06/01/10                                         65            73
   Rockwood Specialties Group
     10.625%, 05/15/11                                         73            78
   Terra Capital
     11.500%, 06/01/10                                         65            71
   -----------------------------------------------------------------------------

   TOTAL CHEMICALS                                                        1,925
   =============================================================================

   CIRCUIT BOARDS [0.1%]
   Viasystems
     10.500%, 01/15/11                                         50            49
   =============================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 39

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   COAL MINING [0.4%]
   Alpha Natural Resources
     10.000%, 06/01/12                                $       150   $       161
   =============================================================================

   COMMERCIAL SERVICES [0.9%]
   Iron Mountain
     8.750%, 07/15/18                                         150           156
     8.625%, 04/01/13                                         100           102
   The Brickman Group, Ser B
     11.750%, 12/15/09                                        100           107
   -----------------------------------------------------------------------------

   TOTAL COMMERCIAL SERVICES                                                365
   =============================================================================

   COMPUTER SYSTEM DESIGN & SERVICES [0.9%]
   Activant Solution (A)
     9.500%, 05/01/16                                         100            93
   Xerox
     7.625%, 06/15/13                                         250           262
   -----------------------------------------------------------------------------

   TOTAL COMPUTERS SYSTEM DESIGN & SERVICES                                 355
   =============================================================================

   CONSUMER PRODUCTS & SERVICES [4.4%]
   Ames True Temper (C)
     9.507%, 01/15/12                                         100           101
   Exopac Holding (A)
     11.250%, 02/01/14                                        100           102
   Gregg Appliances
     9.000%, 02/01/13                                         150           137
   Johnsondiversey Holdings (B)
     12.305%, 05/15/13                                        200           173
   Johnsondiversey, Ser B
     9.625%, 05/15/12                                         150           151
   Libbey Glass (A) (C)
     12.436%, 06/01/11                                        100           104
   Prestige Brands
     9.250%, 04/15/12                                          90            90
   Sealy Mattress
     8.250%, 06/15/14                                         200           204
   Southern States Cooperative (A)
     10.500%, 11/01/10                                        200           209
   Spectrum Brands
     7.375%, 02/01/15                                         300           240
   Steinway Musical (A)
     7.000%, 03/01/14                                         100            98
   Visant Holding (A)
     8.750%, 12/01/13                                         100           101
   WMG Holdings (B)
     9.563%, 12/15/14                                         130            97
   -----------------------------------------------------------------------------

   TOTAL CONSUMER PRODUCTS & SERVICES                                     1,807
   =============================================================================

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   CONTAINERS & PACKAGING [2.0%]
   Crown Americas
     7.750%, 11/15/15                                 $       150   $       152
   Graham Packaging
     9.875%, 10/15/14                                         100            98
   Intertape Polymer US
     8.500%, 08/01/14                                          50            47
   Owens-Brockway Glass Container
     6.750%, 12/01/14                                         100            95
   Owens-Illinois
     8.100%, 05/15/07                                         100           101
   Plastipak Holdings (A)
     8.500%, 12/15/15                                         100           101
   Solo Cup
     8.500%, 02/15/14                                         150           130
   Stone Container
     7.375%, 07/15/14                                         100            91
   -----------------------------------------------------------------------------

   TOTAL CONTAINERS & PACKAGING                                             815
   =============================================================================

   DIVERSIFIED OPERATIONS [0.9%]
   Jacuzzi Brands
     9.625%, 07/01/10                                         150           159
   Trinity Industries
     6.500%, 03/15/14                                         200           195
   -----------------------------------------------------------------------------

   TOTAL DIVERSIFIED OPERATIONS                                             354
   =============================================================================

   EDUCATIONAL SERVICES [0.3%]
   Education Management (A)
     10.250%, 06/01/16                                         60            61
     8.750%, 06/01/14                                          60            61
   -----------------------------------------------------------------------------

   TOTAL EDUCATIONAL SERVICES                                               122
   =============================================================================

   ELECTRICAL PRODUCTS [0.5%]
   ESI Tractebel Acquisitions, Ser B
     7.990%, 12/30/11                                          60            62
   Kinetek, Ser D
     10.750%, 11/15/06                                        150           149
   -----------------------------------------------------------------------------

   TOTAL ELECTRICAL PRODUCTS                                                211
   =============================================================================

   ELECTRIC UTILITIES [5.1%]
   AES (A)
     9.000%, 05/15/15                                         300           323
     7.750%, 03/01/14                                         100           104
   Allegheny Energy Supply
     7.800%, 03/15/11                                         200           213
   Aquila
     7.625%, 11/15/09                                         100           104

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 40

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Calpine Generating (D)
     11.080%, 04/01/10                                $       200   $       210
   CMS Energy
     7.500%, 01/15/09                                         100           103
     6.875%, 12/15/15                                         150           152
   Edison Mission Energy
     7.730%, 06/15/09                                         200           206
   Mirant North America
     7.375%, 12/31/13                                         150           150
   Reliant Resources
     9.500%, 07/15/13                                         200           208
   Sierra Pacific Resources
     8.625%, 03/15/14                                         200           216
   TECO Energy
     7.200%, 05/01/11                                         100           104
   -----------------------------------------------------------------------------

   TOTAL ELECTRIC UTILITIES                                               2,093
   =============================================================================

   ENTERTAINMENT & GAMING [7.8%]
   AMC Entertainment
     11.000%, 02/01/16                                        100           109
     9.875%, 02/01/12                                         100           103
     9.500%, 02/01/11                                          72            72
   Aztar
     9.000%, 08/15/11                                         100           104
   Choctaw Resort Development
     Entity (A)
     7.250%, 11/15/19                                         200           199
   Chukchansi Economic
     Development Authority (A)
     8.000%, 11/15/13                                         150           154
   Cinemark USA
     9.000%, 02/01/13                                         100           104
   Circus & Eldorado Joint Venture/
     Silver Legacy Capital
     10.125%, 03/01/12                                        150           158
   Herbst Gaming
     8.125%, 06/01/12                                         150           153
   Inn of the Mountain Gods
     12.000%, 11/15/10                                        150           157
   Isle of Capri Casinos
     7.000%, 03/01/14                                         200           190
   Jacobs Entertainment (A)
     9.750%, 06/15/14                                          75            74
   MGM Mirage
     8.500%, 09/15/10                                         200           213
     6.750%, 09/01/12                                         100            99
     6.000%, 10/01/09                                         100            99
   Mohegan Tribal Gaming Authority
     7.125%, 08/15/14                                         150           149

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   MTR Gaming Group, Ser B
     9.750%, 04/01/10                                 $       200   $       210
   OED/Diamond Jo
     8.750%, 04/15/12                                         100           100
   Penn National Gaming
     6.875%, 12/01/11                                         100           100
   Speedway Motorsports
     6.750%, 06/01/13                                         100            99
   Station Casinos
     6.875%, 03/01/16                                         100            94
   Tunica-Biloxi Gaming Authority (A)
     9.000%, 11/15/15                                         125           130
   Waterford Gaming (A)
     8.625%, 09/15/12                                         109           115
   Wynn Las Vegas Capital
     6.625%, 12/01/14                                         200           194
   -----------------------------------------------------------------------------

   TOTAL ENTERTAINMENT & GAMING                                           3,179
   =============================================================================

   FINANCIAL SERVICES [2.9%]
   Ford Motor Credit
     7.375%, 10/28/09                                         200           194
     7.375%, 02/01/11                                         350           336
   GMAC
     6.750%, 12/01/14                                         675           659
   -----------------------------------------------------------------------------

   TOTAL FINANCIAL SERVICES                                               1,189
   =============================================================================

   FOOD, BEVERAGE & TOBACCO [4.2%]
   Chiquita Brands International
     7.500%, 11/01/14                                         100            87
   Del Monte
     8.625%, 12/15/12                                          50            52
   Dominos
     8.250%, 07/01/11                                          75            79
   Friendly Ice Cream
     8.375%, 06/15/12                                         200           181
   General Nutrition Center
     8.500%, 12/01/10                                         150           146
   Land O' Lakes
     8.750%, 11/15/11                                           6             6
   Le-Natures (A)
     10.000%, 06/15/13                                        150           155
   Leiner Health Products
     11.000%, 06/01/12                                        100            97
   National Beef Packaging
     10.500%, 08/01/11                                        100           104
   National Wine & Spirits
     10.125%, 01/15/09                                        100           101
   Pinnacle Foods
     8.250%, 12/01/13                                         150           150

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 41

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Smithfield Foods, Ser B
     8.000%, 10/15/09                                 $       350   $       366
   Swift
     12.500%, 01/01/10                                        200           203
   -----------------------------------------------------------------------------

   TOTAL FOOD, BEVERAGE & TOBACCO                                         1,727
   =============================================================================

   FORESTRY [0.1%]
   Tembec Industries
     7.750%, 03/15/12                                         100            51
   =============================================================================

   GAS/NATURAL GAS [3.9%]
   Colorado Interstate Gas
     6.800%, 11/15/15                                         150           151
   El Paso
     7.000%, 05/15/11                                         275           277
   El Paso Natural Gas
     7.625%, 08/01/10                                         150           155
   MarkWest Energy Partners (A)
     8.500%, 07/15/16                                         150           151
   Semco Energy
     7.125%, 05/15/08                                         250           249
   Targa Resources (A)
     8.500%, 11/01/13                                         200           200
   Williams
     8.125%, 03/15/12                                         200           213
     7.625%, 07/15/19                                          50            52
     6.375%, 10/01/10 (A)                                     150           149
   -----------------------------------------------------------------------------

   TOTAL GAS/NATURAL GAS                                                  1,597
   =============================================================================

   MACHINERY [1.5%]
   Case New Holland
     9.250%, 08/01/11                                         100           106
     7.125%, 03/01/14                                         100           100
   Cummins
     9.500%, 12/01/10                                         150           158
   Terex
     7.375%, 01/15/14                                         100           100
   Trimas
     9.875%, 06/15/12                                         150           139
   -----------------------------------------------------------------------------

   TOTAL MACHINERY                                                          603
   =============================================================================

   MEDICAL [3.2%]
   Angiotech Pharmaceuticals (A)
     7.750%, 04/01/14                                         100            95
   Bio-Rad Laboratories
     7.500%, 08/15/13                                         100           102
   Biovail
     7.875%, 04/01/10                                         100           100

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   CDRV Investors (B)
     9.558%, 01/01/15                                 $       200   $       148
   Extendicare Health
     6.875%, 05/01/14                                         100           107
   Genesis HealthCare
     8.000%, 10/15/13                                         100           104
   MQ Associates (B)
     13.869%, 08/15/12                                        150            53
   Mylan Laboratories
     5.750%, 08/15/10                                         150           148
   Omnicare
     6.750%, 12/15/13                                         250           243
   Tenet Healthcare
     9.250%, 02/01/15                                         200           193
   -----------------------------------------------------------------------------

   TOTAL MEDICAL                                                          1,293
   =============================================================================

   MEDICAL PRODUCTS & SERVICES [0.2%]
   Vanguard Health Holding
     9.000%, 10/01/14                                         100            97
   =============================================================================

   MISCELLANEOUS BUSINESS SERVICES [2.5%]
   Affinion Group
     11.500%, 10/15/15                                        150           154
   Allied Security Escrow
     11.375%, 07/15/11                                        150           150
   Carriage Services
     7.875%, 01/15/15                                         200           194
   CCM Merger (A)
     8.000%, 08/01/13                                         225           216
   Compagnie Generale de
     Geophysique
     7.500%, 05/15/15                                          50            50
   Integrated Alarm Services
     Group (A)
     12.000%, 11/15/11                                        100            99
   Mobile Services Group
     9.750%, 08/01/14                                         150           154
   -----------------------------------------------------------------------------

   TOTAL MISCELLANEOUS BUSINESS SERVICES                                  1,017
   =============================================================================

   MISCELLANEOUS MANUFACTURING [0.9%]
   Dresser-Rand Group
     7.375%, 11/01/14                                         133           130
   KI Holdings (B)
     9.972%, 11/15/14                                         250           184
   Maax Holdings (B)
     26.373%, 12/15/12                                        200            74
   -----------------------------------------------------------------------------

   TOTAL MISCELLANEOUS MANUFACTURING                                        388
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 42

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   PAPER & RELATED PRODUCTS [3.4%]
   Abitibi-Consolidated
     7.750%, 06/15/11                                 $       100   $        92
   Appleton Papers, Ser B
     9.750%, 06/15/14                                         100            99
   Domtar
     7.125%, 08/15/15                                         150           139
   Georgia-Pacific
     7.700%, 06/15/15                                         100           100
   JSG Funding
     9.625%, 10/01/12                                         100           105
   Neenah Paper
     7.375%, 11/15/14                                         150           141
   Newark Group
     9.750%, 03/15/14                                         200           194
   Norampac
     6.750%, 06/01/13                                         100            95
   Norske Skog Canada
     7.375%, 03/01/14                                         250           230
   Smurfit Kappa Funding
     7.750%, 04/01/15                                         150           142
   Verso Paper Holdings (A)
     9.125%, 08/01/14                                          65            65
   -----------------------------------------------------------------------------

   TOTAL PAPER & RELATED PRODUCTS                                         1,402
   =============================================================================

   PETROLEUM & FUEL PRODUCTS [7.2%]
   Atlas Pipeline Partners
     8.125%, 12/15/15                                         200           204
   Chesapeake Energy
     6.250%, 01/15/18                                         100            93
   Clayton William Energy
     7.750%, 08/01/13                                         150           135
   Comstock Resources
     6.875%, 03/01/12                                         150           143
   Dynegy Holdings
     6.875%, 04/01/11                                         100            97
   El Paso Production Holding
     7.750%, 06/01/13                                         200           204
   Forest Oil
     8.000%, 06/15/08                                         150           154
     8.000%, 12/15/11                                         100           104
   Frontier Oil
     6.625%, 10/01/11                                         150           150
   Giant Industries
     8.000%, 05/15/14                                         200           216
   Pacific Energy
     7.125%, 06/15/14                                         100           102
     6.250%, 09/15/15                                         250           246
   Parker Drilling
     9.625%, 10/01/13                                         150           164
   Plains Exploration & Production
     8.750%, 07/01/12                                         150           159

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Pogo Producing
     6.875%, 10/01/17                                 $       300   $       286
   Pride International
     7.375%, 07/15/14                                         100           103
   Swift Energy
     7.625%, 07/15/11                                         100           100
   Whiting Petroleum
     7.000%, 02/01/14                                         300           292
   -----------------------------------------------------------------------------

   TOTAL PETROLEUM & FUEL PRODUCTS                                        2,952
   =============================================================================

   PRINTING & PUBLISHING [3.3%]
   Dex Media (B)
     8.738%, 11/15/13                                         200           168
   Dex Media East
     9.875%, 11/15/09                                         100           105
   Dex Media West, Ser B
     8.500%, 08/15/10                                         100           103
   Emmis Operating
     6.875%, 05/15/12                                         150           150
   Haights Cross Operating
     11.750%, 08/15/11                                        200           205
   JII Holdings
     13.000%, 04/01/07                                         70            60
   Primedia
     8.000%, 05/15/13                                         100            91
   RH Donnelley
     6.875%, 01/15/13                                         200           182
   RH Donnelley, Ser A-2
     6.875%, 01/15/13                                          50            46
   Sheridan Group
     10.250%, 08/15/11                                        150           152
   Warner Music Group
     7.375%, 04/15/14                                         100            98
   -----------------------------------------------------------------------------

   TOTAL PRINTING & PUBLISHING                                            1,360
   =============================================================================

   REAL ESTATE INVESTMENT TRUST [0.4%]
   Host Marriott, Ser O
     6.375%, 03/15/15                                         150           145
   =============================================================================

   RETAIL [2.7%]
   Asbury Automotive Group
     9.000%, 06/15/12                                         150           154
   Denny's Holdings
     10.000%, 10/01/12                                        150           155
   Group 1 Automotive
     8.250%, 08/15/13                                         100           102
   Jean County Group
     8.500%, 08/01/14                                         150           144
   Landry's Restaurants, Ser B
     7.500%, 12/15/14                                         100            96

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 43

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Leslie's Poolmart
     7.750%, 02/01/13                                 $       100   $        99
   NPC International (A)
     9.500%, 05/01/14                                         100            99
   Rite Aid
     8.125%, 05/01/10                                         100           100
   True Temper Sports
     8.375%, 09/15/11                                         150           134
   -----------------------------------------------------------------------------

   TOTAL RETAIL                                                           1,083
   =============================================================================

   RUBBER & PLASTIC [0.4%]
   Goodyear Tire & Rubber
     9.000%, 07/01/15                                         150           152
   =============================================================================

   SEMI-CONDUCTORS [1.2%]
   Amkor Technology
     9.250%, 06/01/16                                         100            94
   Flextronics International
     6.250%, 11/15/14                                         100            97
   Freescale Semiconductors
     7.125%, 07/15/14                                         200           214
   Sensata Technologies (A)
     8.000%, 05/01/14                                         100            97
   -----------------------------------------------------------------------------

   TOTAL SEMI-CONDUCTORS                                                    502
   =============================================================================

   STEEL & STEEL WORKS [1.4%]
   AK Steel
     7.875%, 02/15/09                                         115           114
     7.750%, 06/15/12                                         200           195
   Gerdau Ameristeel
     10.375%, 07/15/11                                        100           108
   International Steel Group
     6.500%, 04/15/14                                         150           148
   -----------------------------------------------------------------------------

   TOTAL STEEL & STEEL WORKS                                                565
   =============================================================================

   TELEPHONES & TELECOMMUNICATIONS [8.5%]
   American Cellular, Ser B
     10.000%, 08/01/11                                        150           157
   American Tower
     7.125%, 10/15/12                                         150           154
   Centennial Communications
     10.125%, 06/15/13                                        100           106
     8.125%, 02/01/14                                          50            49
   Cincinnati Bell
     8.375%, 01/15/14                                         185           187
   Dobson Cellular Systems
     9.875%, 11/01/12                                         230           247

DESCRIPTION                                      FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

   Dobson Communications (C)
     9.757%, 10/15/12                                 $       250   $       255
   Insight Midwest
     9.750%, 10/01/09                                         200           204
   IPCS
     11.500%, 05/01/12                                        150           168
   Nextel Partners
     8.125%, 07/01/11                                         150           158
   Nordic Telephone (A)
     8.875%, 05/01/16                                          50            53
   NTL Cable
     9.125%, 08/15/16                                         150           155
   PanAmSat
     9.000%, 08/15/14                                          96            99
   Qwest
     7.625%, 06/15/15                                         564           585
     5.625%, 11/15/08                                         100            99
   Rogers Wireless
     9.625%, 05/01/11                                         100           113
     7.250%, 12/15/12                                          50            52
   Rural Cellular
     9.750%, 01/15/10                                         200           201
   Telenet Group Holding (A) (B)
     9.651%, 06/15/14                                          22            19
   Time Warner Telecom Holdings
     9.250%, 02/15/14                                         100           105
   Triton PCS
     8.500%, 06/01/13                                         150           139
   UbiquiTel Operating
     9.875%, 03/01/11                                         150           163
   -----------------------------------------------------------------------------

   TOTAL TELEPHONES & TELECOMMUNICATIONS                                  3,468
   =============================================================================

   TRANSPORTATION SERVICES [1.7%]
   American Commercial Lines
     9.500%, 02/15/15                                          97           105
   Kansas City Southern
     9.500%, 10/01/08                                         100           104
   NCL
     10.625%, 07/15/14                                        100            97
   Ship Finance
     8.500%, 12/15/13                                         200           193
   Stena
     7.000%, 12/01/16                                         200           189
   -----------------------------------------------------------------------------

   TOTAL TRANSPORTATION SERVICES                                            688
   =============================================================================

   WASTE DISPOSAL [0.2%]
   Allied Waste North America, Ser B
     7.125%, 05/15/16                                         100            99
   =============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 44

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONCLUDED)

DESCRIPTION                              FACE AMOUNT (000)/SHARES    VALUE (000)
--------------------------------------------------------------------------------

   WHOLESALE [0.2%]
   Collins & Aikman Floor Cover, Ser B
     9.750%, 02/15/10                                 $       100   $       100
   =============================================================================

       TOTAL CORPORATE BONDS
         (Cost $39,734)                                                  39,698
       =========================================================================

COMMON STOCK [0.2%]
   COMMERCIAL SERVICES [0.0%]
   Magellan Health Services*                                   69             3
   =============================================================================

   RETAIL [0.2%]
   Crunch Equity Holding*                                      56            57
   =============================================================================

       TOTAL COMMON STOCK
         (Cost $61)                                                          60
       =========================================================================

CASH EQUIVALENTS [1.8%]
   Evergreen Select Money Market,
     Institutional Class, 5.20%**                         373,441           373
   Fidelity Institutional Domestic
     Money Market Portfolio,
     Cl I, 5.22%**                                        373,441           373
   -----------------------------------------------------------------------------

       TOTAL CASH EQUIVALENTS
         (Cost $746)                                                        746
       =========================================================================

WARRANTS [0.0%]
   Dayton Superior,
     Expires 06/15/09* (A)                                    100            --
   Diva Systems,
     Expires 03/01/08* (A)                                    600            --
   Pliant, Expires 06/01/10* (A)                              100            --
   -----------------------------------------------------------------------------

       TOTAL WARRANTS
         (Cost $0)                                                           --
       =========================================================================

       TOTAL INVESTMENTS [99.0%]
         (Cost $40,541)                                                  40,504
       =========================================================================

       OTHER ASSETS AND LIABILITIES [1.0%]                                  428
       =========================================================================

   NET ASSETS -- 100.0%                                             $    40,932
   =============================================================================

DESCRIPTION
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITY

**    RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

(A)   SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT
      FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS
      AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER
      "ACCREDITED INVESTORS." THE TOTAL VALUE OF THESE SECURITIES AS OF
      SEPTEMBER 30, 2006 WAS $4,568 (000) AND REPRESENTS 11.2% OF NET ASSETS.

(B)   STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE
      IN EFFECT ON SEPTEMBER 30, 2006. THE COUPON ON A STEP BOND CHANGES ON A
      SPECIFIC DATE.

(C)   FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF
      INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2006.

(D)   IN DEFAULT ON INTEREST PAYMENTS

CL -- CLASS

SER -- SERIES

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 45

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

44.7%    Commercial Paper
39.4%    Repurchase Agreements
 5.5%    Certificate of Deposit
 5.5%    U.S. Government Agency Obligations
 3.7%    Corporate Bond
 1.2%    Mortgage-Backed
 0.0%    Cash Equivalent

* Percentages are based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (A) [45.0%]
      ASSET BACKED SECURITIES [15.5%]
      Amsterdam Funding
         5.260%, 10/05/06                           $     25,000   $     24,986
      Barton Capital
         5.260%, 11/03/06                                 25,000         24,880
      Duke Funding High Grade
         5.285%, 10/23/06                                 25,000         24,919
      Kitty Hawk Funding
         5.255%, 10/20/06                                 25,000         24,931
      Laguna (C)
         5.300%, 12/18/06                                 25,000         24,713
      Premier Asset
         5.260%, 10/20/06                                 10,000          9,972
      Ranger Funding
         5.260%, 10/05/06                                 25,000         24,985
      Windmill Funding
         5.260%, 10/05/06                                 25,000         24,985
      Yorktown Capital (C)
         5.260%, 10/30/06                                 25,000         24,894
      --------------------------------------------------------------------------

      TOTAL ASSET BACKED SECURITIES                                     209,265
      ==========================================================================

      BANKS [7.4%]
      BNP Paribas Finance
         5.245%, 10/11/06                                 25,000         24,964
      Dexia Delaware
         5.225%, 10/06/06                                 25,000         24,982
      Lloyds TSB Bank
         5.250%, 10/02/06                                 25,000         24,996
      Societe Generale
         5.250%, 10/04/06                                 25,000         24,989
      --------------------------------------------------------------------------

      TOTAL BANKS                                                        99,931
      ==========================================================================

      FINANCE AUTO LOANS [5.5%]
      American Honda Finance
         5.220%, 10/11/06                                 25,000         24,964
         5.450%, 01/26/07 (C)                             25,000         25,000
      Toyota Motor Credit
         5.240%, 10/31/06                                 25,000         24,891
      --------------------------------------------------------------------------

      TOTAL FINANCE AUTO LOANS                                           74,855
      ==========================================================================

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      FINANCIAL SERVICES [3.7%]
      Citigroup Funding
         5.240%, 10/06/06                           $     25,000   $     24,982
      General Electric Capital
         5.240%, 10/17/06                                 25,000         24,942
      --------------------------------------------------------------------------

      TOTAL FINANCIAL SERVICES                                           49,924
      ==========================================================================

      INSURANCE [3.7%]
      Prudential Funding
         5.230%, 10/02/06                                 25,000         24,996
         5.220%, 10/12/06                                 25,000         24,960
      --------------------------------------------------------------------------

      TOTAL INSURANCE                                                    49,956
      ==========================================================================

      PERSONAL CREDIT INSTITUTIONS [1.8%]
      ING Funding
         5.230%, 10/26/06                                 25,000         24,909
      ==========================================================================

      RETAIL [1.9%]
      Wal-Mart Stores
         5.200%, 10/04/06                                 25,000         24,989
      ==========================================================================

      SECURITY BROKERS & DEALERS [5.5%]
      Bearn Stearns
         5.250%, 10/23/06                                 25,000         24,920
      Merrill Lynch
         5.230%, 10/04/06                                 25,000         24,989
      Morgan Stanley
         5.260%, 10/05/06                                 25,000         24,985
      --------------------------------------------------------------------------

      TOTAL SECURITY BROKERS & DEALERS                                   74,894
      ==========================================================================

           TOTAL COMMERCIAL PAPER
             (Cost $608,723)                                            608,723
           =====================================================================

CERTIFICATES OF DEPOSIT [5.5%]
      Barclays Bank
         5.450%, 10/25/06                                 25,000         25,000
      Deutsche Bank New York
         5.310%, 12/07/06                                 25,000         25,000
      First Tennessee Bank
         5.440%, 10/23/06                                 25,000         25,000
      --------------------------------------------------------------------------

           TOTAL CERTIFICATES OF DEPOSIT
             (Cost $75,000)                                              75,000
           =====================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 46

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND (CONTINUED)

DESCRIPTION                              FACE AMOUNT (000)/SHARES    VALUE (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS [5.5%]
      FHLB
         4.550%, 12/29/06                           $      5,000   $      5,000
         4.600%, 01/08/07                                  5,000          5,000
         4.580%, 02/07/07                                  5,000          5,000
         5.490%, 02/22/07                                  5,000          5,000
         5.200%, 02/22/07                                  5,000          5,000
         5.080%, 02/22/07                                 10,000          9,979
         4.870%, 03/12/07                                  5,000          5,000
         4.250%, 04/16/07                                  5,000          4,977
         5.500%, 07/27/07 (B)                              5,000          5,000
         5.550%, 08/08/07                                  5,000          5,000
         5.250%, 10/26/07                                  5,000          5,000
      FNMA
         4.750%, 01/02/07                                  5,000          4,991
         4.000%, 02/28/07                                 10,000          9,947
      --------------------------------------------------------------------------

           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $74,894)                                              74,894
           =====================================================================

CORPORATE BONDS [3.7%]

      BANKS [1.8%]
      Bank of America
         5.310%, 11/07/06                                 25,000         25,000
      ==========================================================================

      FINANCIAL SERVICES [1.9%]
      SLM, Ser A, MTN
         5.625%, 04/10/07                                 25,000         25,022
      ==========================================================================

           TOTAL CORPORATE BONDS
             (Cost $50,022)                                              50,022
           =====================================================================

MORTGAGE-BACKED SECURITY [1.2%]
      Capital Auto Receivable Asset
         Trust, Ser 06, Cl SN-1,
         5.440%, 09/20/07                                 16,194         16,194
      --------------------------------------------------------------------------

           TOTAL MORTGAGE-BACKED SECURITY
             (Cost $16,194)                                              16,194
           =====================================================================

CASH EQUIVALENT [0.0%]
      Fidelity Institutional Domestic
         Money Market Portfolio,
         Cl I, 5.22%*                                    202,758            203
      --------------------------------------------------------------------------

           TOTAL CASH EQUIVALENT
             (Cost $203)                                                    203
           =====================================================================

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (D) [39.6%]
      Banc of America
         5.330%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $125,055,521
         (collateralized by a U.S.
         Goverment obligation;
         par value $155,544,026,
         5.000%, 03/01/35; with
         total market value
         $127,500,000)                              $    125,000   $    125,000
      Barclay Bank
         5.350%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price, $135,260,277
         (collateralized by U.S.
         Government obligations,
         ranging in par value
         $3,026,075-$150,000,000,
         4.929%-6.444%, 02/01/23-
         09/01/36; with total market
         value $137,904,001)                             135,200        135,200
      Bear Stearns
         5.370%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $125,055,937
         (collateralized by various U.S.
         Government obligations,
         ranging in par value
         $4,825,844-$12,325,000,
         5.000%-7.000%, 12/01/18-
         10/01/36; with total market
         value $127,502,530)                             125,000        125,000
      Lehman Brothers
         5.380%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $25,011,208
         (collateralized by a U.S.
         Government obligation,
         par value $25,235,000,
         6.000%, 09/01/36;
         with total market
         value $25,502,325)                               25,000         25,000

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 47

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND (CONCLUDED)

DESCRIPTION                                    FACE AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------

      Nomura
         5.400%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $125,056,250
         (collateralized by various U.S.
         Government obligations,
         ranging in par value
         $1,896,666-$150,000,000,
         3.969%-6.971%, 03/01/18-
         09/01/36; with total market
         value $127,500,000)                        $    125,000   $    125,000
      --------------------------------------------------------------------------

           TOTAL REPURCHASE AGREEMENTS
             (Cost $535,200)                                            535,200
           =====================================================================

           TOTAL INVESTMENTS [100.5%]
             (Cost $1,360,236)                                        1,360,236
           =====================================================================

           OTHER ASSETS AND LIABILITIES [-0.5%]                          (7,346)
           =====================================================================

NET ASSETS -- 100.0%                                               $  1,352,890
================================================================================

(A)   THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B)   STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE
      IN EFFECT ON SEPTEMBER 30, 2006. THE COUPON ON A STEP BOND CHANGES ON A
      SPECIFIC DATE.

(C)   SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
      1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. ON SEPTEMBER 30, 2006,
      THE VALUE OF THESE SECURITIES AMOUNTED TO $74,607, REPRESENTING 5.5% OF
      THE NET ASSETS OF THE FUND.

(D)   TRI-PARTY REPURCHASE AGREEMENT

*     RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2006.

CL -- CLASS

FHLB -- FEDERAL HOME LOAN BANK

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

MTN -- MEDIUM TERM NOTE

SER -- SERIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 48

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTING (UNAUDITED)*:

63.1%    U.S. Government Agency Obligations
36.9%    Repurchase Agreements

* Percentages are based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS [64.9%]
      FFCB (A)
         5.100%, 10/02/06                           $     50,000   $     49,993
         5.100%, 10/03/06                                155,000        154,956
         5.070%, 10/04/06                                 50,000         49,979
         5.120%, 10/06/06                                 32,660         32,637
      FHLB
         5.130%, 10/02/06 (A)                             81,250         81,238
         5.090%, 10/03/06 (A)                            300,000        299,915
         5.080%, 10/04/06 (A)                            100,000         99,958
         5.000%, 10/13/06                                 25,000         25,000
         5.170%, 10/18/06 (A)                            100,000         99,757
         5.130%, 10/20/06 (A)                             50,000         49,865
         4.550%, 12/29/06                                 25,000         25,000
         4.600%, 01/08/07                                 25,000         25,000
         5.250%, 01/16/07                                 25,000         25,000
         4.580%, 02/07/07                                 25,000         25,000
         5.490%, 02/22/07                                 25,000         25,000
         5.200%, 02/22/07                                 25,000         25,000
         5.080%, 02/22/07                                 25,000         24,947
         4.870%, 03/12/07                                 25,000         25,000
         4.250%, 04/16/07                                 20,000         19,909
         4.625%, 05/18/07                                 36,010         35,883
         5.500%, 07/27/07 (B)                             25,000         25,000
         5.550%, 08/08/07                                 25,000         25,000
         5.375%, 08/28/07                                 10,000         10,000
         5.320%, 09/14/07                                 25,000         25,000
         5.500%, 10/02/07                                 25,000         25,000
         5.260%, 10/23/07                                 25,000         25,000
         5.250%, 10/26/07                                 37,060         37,060
      FNMA
         4.750%, 01/02/07                                 42,997         42,920
         2.500%, 01/30/07                                  5,300          5,251
         4.000%, 02/28/07                                 25,000         24,866
      --------------------------------------------------------------------------

           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $1,444,134)                                        1,444,134
           =====================================================================

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (C) [37.9%]
      Bank of America
         5.330%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $150,066,625
         (collaterized by U.S.
         Government obligations,
         ranging in par value
         $32,250,307-$153,855,805,
         5.000%, 03/01/35-07/01/35;
         with total market value
         $153,000,000)                              $    150,000   $    150,000
      Barclay Bank
         5.350%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $193,286,135
         (collateralized by U.S.
         Government obligations,
         ranging in par value
         $40,826,933-$61,183, 315,
         5.000%-6.592%, 07/01/20-
         06/01/36; with total market
         value $197,064,001)                             193,200        193,200
      Bear Stearns Inc. & Co.
         5.370%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $175,078,312
         (collateralized by U.S. Treasury
         obligations, ranging in par value
         $1,465,000-$11,897,393,
         4.500%-7.500%, 04/01/13-
         09/01/36, with total market
         value $178,502,511)                             175,000        175,000
      Deutsche Bank
         5.330%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $100,044,417
         (collateralized by U.S.
         Government obligations,
         ranging in par value
         $20,764,040-$43,000,000,
         5.000%-6.500%, 08/25/15-
         08/25/32; with total market
         value $102,000,001)                             100,000        100,000

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 49

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND  (CONCLUDED)

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Lehman Brothers
         5.380%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $25,011,208
         (collateralized by U.S.
         Government obligation,
         par value $25,235,000,
         6.000%, 09/01/36; with
         total market value
         $25,502,325)                               $     25,000   $     25,000
      Nomura
         5.400%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $150,067,500
         (collaterized by U.S.
         Government obligations,
         ranging in par value
         $455,000-$100,000,000,
         4.002%-7.661%, 06/01/16-
         05/01/36; with total market
         value $153,000,001)                             150,000        150,000
      UBS Warburg
         5.300%, dated 09/29/06,
         repurchased on 10/02/06,
         repurchase price $50,022,083
         (collateralized by U.S.
         Government obligations,
         ranging in par value
         $7,490,000-$33,010,867,
         5.500%-6.500%, 11/01/34-
         08/01/36; with total market
         value $51,002,935)                               50,000         50,000
      --------------------------------------------------------------------------

           TOTAL REPURCHASE AGREEMENTS
             (Cost $843,200)                                            843,200
           =====================================================================

           TOTAL INVESTMENTS [102.8%]
             (Cost $2,287,334)                                        2,287,334
           =====================================================================

           OTHER ASSETS AND LIABILITIES [-2.8%]                         (61,867)
           =====================================================================

      NET ASSETS -- 100.0%                                         $  2,225,467
      ==========================================================================

DESCRIPTION
--------------------------------------------------------------------------------

(A)   THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B)   STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE
      IN EFFECT ON SEPTEMBER 30, 2006. THE COUPON ON A STEP BOND CHANGES ON A
      SPECIFIC DATE.

(C)   TRI-PARTY REPURCHASE AGREEMENT

FFCB -- FEDERAL FARM CREDIT BANK

FHLB -- FEDERAL HOME LOAN BANK

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 50

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)*:

13.9%    General Revenue
12.9%    General Obligation
11.3%    Water
10.6%    Housing
10.2%    Power
 8.9%    Industrial Development
 7.4%    Utilities
 7.1%    Education
 7.0%    Transportation
 4.7%    Public Facilities
 4.4%    Healthcare
 1.1%    Commercial Paper
 0.5%    Equipment

* Percentages based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

MUNICIPAL BOND [97.5%]
      CALIFORNIA [96.4%]
      ABAG, Finance Authority for
         Non-Profit Corporations,
         Hamlin School Project,
         Ser A, GO (A) (B) (C)
         3.610%, 08/01/32                           $      1,500   $      1,500
      ABAG, Finance Authority for
         Non-Profit Corporations,
         Public Policy Institute,
         Ser A, RB (A) (B) (C)
         3.610%, 11/01/31                                  2,955          2,955
      ABAG, Finance Authority for
         Non-Profit Corporations,
         School of the Sacred Heart,
         Ser B, RB (A) (B) (C)
         3.750%, 06/01/30                                  8,100          8,100
      ABAG, Finance Authority for
         Non-Profit Corporations,
         Ser C, COP (A) (B) (C)
         3.700%, 10/01/27                                  9,710          9,710
      ABAG, Finance Authority for
         Non-Profit Corporations,
         Ser D, COP (A) (B) (C)
         3.700%, 10/01/27                                  2,500          2,500
      ABAG, Financial Authority for
         Non-Profit Corporations,
         Jewish Community Center
         Project, RB (A) (B) (C)
         3.790%, 11/15/31                                 13,270         13,270
      Anaheim, Multi-Family Housing
         Authority, Heritage Village
         Apartments Project, Ser A,
         RB (A) (B) (D)
         3.610%, 07/15/33                                  4,685          4,685
      Berkeley, Unified School
         District, TRAN
         4.500%, 11/01/06                                  6,000          6,008

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Berkeley, YMCA Project,
         RB (A) (B) (C)
         3.610%, 06/01/23                           $      1,850   $      1,850
      Califonia State, Community
         College Financing Authority,
         Ser A, TRAN, FSA
         4.500%, 06/29/07                                  4,500          4,528
      California State, Bay Area Toll
         Authority, San Francisco
         Bay Area Project, Ser A,
         RB, AMBAC (A) (B)
         3.580%, 04/01/39                                 12,800         12,800
      California State, Daily
         Kindergarten University,
         Ser A-5, GO (A) (B) (C)
         3.600%, 05/01/34                                  8,000          8,000
      California State, Daily
         Kindergarten University,
         Ser B-1, GO (A) (B) (C)
         3.650%, 05/01/34                                  3,400          3,400
      California State, Department of
         Water Resource & Power,
         Ser A, RB, MBIA (A) (B)
         5.250%, 05/01/07                                  2,590          2,614
      California State, Department of
         Water Resource & Power,
         Ser B-1, RB (A) (B) (C)
         3.800%, 05/01/22                                  6,000          6,000
      California State, Department of
         Water Resource & Power,
         Ser B-2, RB (A) (B) (C)
         3.660%, 05/01/22                                  5,870          5,870
      California State, Department of
         Water Resource & Power,
         Ser C-15, RB (A) (B) (C)
         3.650%, 05/01/22                                  5,000          5,000
      California State, Department of
         Water Resource & Power,
         Sub-Ser F-2, RB (A) (B) (C)
         3.700%, 05/01/20                                  2,000          2,000
      California State, Department of
         Water Resource & Power,
         Sub-Ser G-3, RB, FSA (A) (B)
         3.590%, 05/01/16                                  1,050          1,050
      California State, Department of
         Water Resource & Power,
         Sub-Ser G-4, RB, FSA (A) (B)
         3.600%, 05/01/16                                 10,000         10,000
      California State, Department of
         Water Resourse & Power,
         Ser B-6, RB (A) (B) (C)
         3.650%, 05/01/22                                  1,200          1,200

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 51

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      California State, Economic
         Development Financing
         Authority, KQED Project,
         RB (A) (B) (C)
         3.570%, 04/01/20                           $      1,300   $      1,300
      California State, Economic
         Recovery Authority,
         Ser C-1, RB (A) (B)
         3.650%, 07/01/23                                  3,250          3,250
      California State, Economic
         Recovery Authority,
         Ser C-10, RB (A) (B) (C)
         3.600%, 07/01/23                                  7,810          7,810
      California State, Economic
         Recovery Authority,
         Ser C-12, RB (A) (B)
         3.580%, 07/01/23                                  1,100          1,100
      California State, Economic
         Recovery Authority,
         Ser C-13, RB, XLCA (A) (B)
         3.680%, 07/01/23                                  5,000          5,000
      California State, Economic
         Recovery Authority,
         Ser C-3, RB (A) (B)
         3.650%, 07/01/23                                  2,485          2,485
      California State, Economic
         Recovery Authority,
         Ser C-7, RB (A) (B) (C)
         3.600%, 07/01/23                                  5,350          5,350
      California State, Economic
         Recovery Authority,
         Ser C-8, RB (A) (B) (C)
         3.650%, 07/01/23                                  3,000          3,000
      California State, Educational
         Facilities Authority, Chapman
         University Project,
         RB (A) (B) (C)
         3.570%, 12/01/30                                  1,000          1,000
      California State, Educational
         Facilities Authority, University
         San Francisco, RB (A) (B) (C)
         3.500%, 05/01/30                                  5,200          5,200
      California State, Health Facilities
         Finance Authority, Adventist
         Health Systems Project,
         Ser B, RB (A) (B) (C)
         3.800%, 09/01/25                                  4,400          4,400
      California State, Health Facilities
         Finance Authority, Adventist
         Hospital Project,
         Ser B, RB, MBIA (A) (B)
         3.790%, 09/01/28                                  1,200          1,200

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      California State, Infrastructure &
         Economic Authority, Asian Art
         Museum Foundation Project,
         RB, MBIA (A) (B)
         3.790%, 06/01/34                           $     14,000   $     14,000
      California State, Infrastructure &
         Economic Authority, Colburn
         School Project, Ser B,
         RB (A) (B) (C)
         3.600%, 08/01/37                                  3,655          3,655
      California State, Infrastructure &
         Economic Authority, J Paul
         Getty Trust Project,
         Ser D, RB (A)
         3.250%, 04/01/33                                 10,000         10,000
      California State, Ser A-3, GO
         3.650%, 05/01/33                                 14,000         14,000
      California State, Ser B,
         Sub-Ser B-1, GO (A) (B) (C)
         3.590%, 05/01/40                                 15,000         15,000
      California State, Ser B,
         Sub-Ser B-6, GO (A) (B) (C)
         3.650%, 05/01/40                                  8,700          8,700
      California State, Ser B-1,
         GO (A) (B) (C)
         3.580%, 05/01/33                                  7,000          7,000
      California State, Weekly
         Kindgarten University,
         Ser B-5, GO (A) (B) (C)
         3.590%, 05/01/34                                 11,525         11,525
      California Statewide,
         Communities Development
         Authority, Childrens
         Hospital Project, Ser A, RB,
         AMBAC (A) (B)
         3.580%, 08/15/32                                  1,300          1,300
      California Statewide,
         Communities Development
         Authority, Childrens Hospital
         Project, Ser B, RB,
         AMBAC (A) (B)
         3.580%, 08/15/32                                  1,800          1,800
      California Statewide,
         Communities Development
         Authority, North Peninsula
         Jewish Project, RB (A) (B) (C)
         3.790%, 07/01/34                                  6,300          6,300
      California Statewide,
         Communities Development
         Authority, Monterey County
         Project, Ser A-3, TRAN
         4.500%, 06/29/07                                  5,000          5,033

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 52

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Corona, Multi-Family Housing
         Authority, Country Hills
         Project, Ser A, RB (A) (B) (D)
         3.600%, 02/01/25                           $      6,475   $      6,475
      East Bay, Municipal Utilities
         District Authority,
         Ser A, RB, FSA (A) (B)
         3.570%, 06/01/25                                  5,220          5,220
      East Bay, Municipal Utilities
         District Authority,
         Sub-Ser 1, RB,
         XLCA (A) (B)
         3.580%, 06/01/38                                  6,700          6,700
      East Bay, Municipal Utilities
         District Authority,
         Sub-Ser B-1, RB,
         XLCA (A) (B)
         3.580%, 06/01/38                                 14,965         14,965
      East Bay, Municipal Utilities
         District Authority,
         Sub-Ser B-3, RB,
         XLCA (A) (B)
         3.600%, 06/01/38                                  4,985          4,985
      Eastern California, Municipal
         Water District, COP,
         Ser B, TA, FGIC (A) (B)
         3.600%, 07/01/20                                  5,000          5,000
      Fremont, Family Center Finance
         Project, COP (A) (B) (C)
         3.600%, 08/01/28                                  4,300          4,300
      Fremont, Office Building
         Improvement & Fire
         Equipment Project,
         COP (A) (B) (C)
         3.600%, 08/01/30                                  3,345          3,345
      Fresno, Multi-Family Housing
         Authority, Stonepine
         Apartment Project,
         Ser A, RB (A) (B) (D)
         3.600%, 02/15/31                                  2,095          2,095
      Fresno, Palm Lakes Apartment
         Project, RB (A) (B) (C)
         3.700%, 05/01/15                                  3,615          3,615
      Glendale, Police Building
         Project, COP (A) (B)
         3.680%, 06/01/30                                 19,600         19,600
      Grant, Joint Union High School
         District, School Facility
         Bridge Funding Project,
         COP, FSA (A) (B)
         3.600%, 09/01/34                                  1,000          1,000

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Huntington Beach, Union High
         School District, School
         Facility Bridge Funding
         Project, COP, FSA (A) (B)
         3.600%, 09/01/28                           $      1,890   $      1,890
      Irvine Ranch, Water District
         #140-240-105-250,
         GO (A) (B) (C)
         3.650%, 04/01/33                                  4,525          4,525
      Irvine Ranch, Water District,
         GO (A) (B) (C)
         3.650%, 01/01/21                                  9,000          9,000
      Irvine, Improvement Board, Act
         1915 Project, District #03-19,
         Ser B, SAB (A) (B)
         3.650%, 09/02/29                                  2,000          2,000
      Irvine, Improvement Board, Act
         1915 Project, District #05-21,
         Ser A, RB (A) (B) (C)
         3.650%, 09/02/31                                 12,000         12,000
      Irvine, Improvement Board, Act
         1915 Project, District #87-8,
         SAB (A) (B) (C)
         3.650%, 09/02/24                                  1,100          1,100
      Irvine, Improvement Board, Act
         1915 Project, District #93-14,
         SAB (A) (B) (C)
         3.650%, 09/02/25                                 16,670         16,670
      Kern County, TRAN
         4.500%, 06/29/07                                  5,000          5,036
      Kings County, Multi-Family
         Housing Authority, Edgewater
         Isle Apartments Project,
         Ser A, RB (A) (B) (D)
         3.600%, 02/15/31                                 13,410         13,410
      Lemon Grove, Multifamily
         Housing, Hillside Terrace
         Project, RB (A) (B) (D)
         3.600%, 02/15/31                                  4,955          4,955
      Lodi, Electric System Authority,
         Ser A, COP, MBIA (A) (B)
         3.580%, 07/01/32                                  9,360          9,360
      Los Angeles County, Multi-
         Family Housing Authority,
         Malibu Canyon Apartments
         Project, Ser B, RB (A) (B) (C)
         3.620%, 06/01/10                                  8,000          8,000
      Los Angeles County, Sanitation
         Districts Financing Authority,
         Capital Project, Ser A, RB, FSA
         5.000%, 10/01/06                                  1,210          1,210

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 53

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Los Angeles County,
         Ser A, TRAN
         4.500%, 06/29/07                           $     13,000   $     13,093
      Los Angeles, Department of
         Water & Power, Sub-Ser B-1,
         RB (A) (B)
         3.680%, 07/01/35                                 11,000         11,000
      Los Angeles, Department of
         Water & Power, Sub-Ser B-3,
         RB (A) (B)
         3.640%, 07/01/35                                  3,600          3,600
      Los Angeles, Department of
         Water, Sub-Ser -2, RB (A) (B)
         3.650%, 07/01/35                                  2,000          2,000
      Los Angeles, Metropolitan
         Transit Commission, Ser A,
         RB, FGIC (A) (B)
         3.570%, 07/01/12                                  5,330          5,330
      Los Angeles, Metropolitan
         Transportation Authority,
         Proposition C, Ser A, RB,
         MBIA (A) (B)
         3.600%, 07/01/20                                 11,015         11,015
      Los Angeles, Samuel A Fryer
         Vavney, Ser A, COP
         (A) (B) (C)
         3.570%, 08/01/21                                  7,000          7,000
      Los Angeles, Unified School
         District, Administration
         Building Project, Ser A,
         COP, AMBAC (A) (B)
         3.600%, 10/01/24                                  8,365          8,365
      Los Angeles, Wastewater
         Systems, Sub-Ser B-1,
         RB, XLCA (A) (B)
         3.520%, 06/01/28                                  4,480          4,480
      Los Angeles, Water & Power
         Resource Authority,
         Power System Project,
         Sub-Ser A-7, RB (A) (B)
         3.590%, 07/01/35                                 15,000         15,000
      Los Angeles, Water & Power
         Resource Authority,
         Sub-Ser B-2, RB (A) (B)
         3.650%, 07/01/34                                  2,000          2,000
      Los Angeles, Water & Power
         Resource Authority,
         Sub-Ser B-6, RB (A) (B)
         3.790%, 07/01/34                                  9,675          9,675
      Los Angeles, Water & Power
         Resource Authority,
         Subser B-3, RB (A) (B)
         3.700%, 07/01/34                                 10,700         10,700

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Moorpark, Unified School
         District, Ser A, COP,
         FSA (A) (B)
         3.600%, 11/01/28                           $      1,000   $      1,000
      Newport Beach, Hoag
         Memorial Hospital,
         Ser A, RB (A) (B)
         3.670%, 10/01/26                                  5,700          5,700
      Newport Beach, Hoag
         Memorial Hospital,
         Ser B, RB (A) (B)
         3.670%, 10/01/26                                  1,045          1,045
      Newport Beach, Hoag
         Memorial Hospital,
         Ser C, RB (A) (B)
         3.670%, 10/01/26                                  7,870          7,870
      Oakland, Capital Equipment
         Project, COP (A) (B) (C)
         3.680%, 12/01/15                                  3,890          3,890
      Oakland-Alameda County,
         Coliseum Project, Ser C-1,
         RB (A) (B) (C)
         3.630%, 02/01/25                                 15,000         15,000
      Orange County, Apartment
         Development Authority,
         Bear Brand Apartments
         Project, RB (A) (B) (D)
         3.580%, 11/01/07                                  1,900          1,900
      Orange County, Apartment
         Development Authority,
         Hidden Hills Project,
         Ser C, RB (A) (B)
         3.620%, 11/01/09                                  3,200          3,200
      Orange County, Apartment
         Development Authority,
         Larkspur Canyon Apartments,
         Ser A, RB (A) (B) (D)
         3.590%, 06/15/37                                  1,200          1,200
      Orange County, Apartment
         Development Authority,
         Riverbend Apartments
         Project, Ser B, RB (A) (B) (D)
         3.590%, 12/01/29                                  5,000          5,000
      Orange County, Apartment
         Development Authority,
         Seaside Meadow Project,
         Ser C, RB (A) (B) (D)
         3.580%, 08/01/08                                  8,000          8,000
      Orange County, Sanitation
         District Authority,
         Ser A, COP (A) (B)
         3.650%, 08/01/29                                 11,755         11,755

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 54

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Orange County, Sanitation
         District Authority,
         Ser B, COP (A) (B)
         3.650%, 08/01/30                           $      1,300   $      1,300
      Orange County, Water
         District Authority,
         Ser A, COP (A) (B)
         3.570%, 08/01/42                                  2,800          2,800
      Pasadena, Public Financing
         Authority, Rose Bowl
         Refinancing & Improvement
         Project, RB (A) (B) (C)
         3.550%, 12/01/23                                  5,000          5,000
      Riverside County, Ser C,
         COP (A) (B) (C)
         3.650%, 12/01/15                                 15,700         15,700
      Riverside, Unified School
         District, Ser C, School
         Facility Bridge Funding
         Project, COP, FSA (A) (B)
         3.600%, 09/01/27                                  1,610          1,610
      Sacramento County, Housing
         Authority, Bent Tree
         Apartments Project,
         Ser A, RB (A) (B) (D)
         3.600%, 02/15/31                                  2,500          2,500
      Sacramento County, TRAN
         4.500%, 07/17/07                                  7,000          7,048
      San Bernardino County,
         Housing Authority, Alta Loma
         Heritage Project, Ser A,
         RB (A) (B) (C)
         3.620%, 02/01/23                                  1,354          1,354
      San Diego County, School
         District, Ser A, TRAN
         4.500%, 07/27/07                                  6,000          6,038
      San Diego, Museum of Art
         Project, COP (A) (B) (C)
         3.750%, 09/01/30                                  1,400          1,400
      San Diego, Unified School
         District, Ser A, TRAN
         4.500%, 07/24/07                                  4,000          4,025
      San Francisco (City & County),
         Housing Authority, Bayside
         Village Project D, Ser A,
         RB (A) (B) (C)
         3.620%, 12/01/16                                  6,000          6,000
      San Francisco City & County,
         Moscone Center Expansion
         Project, Ser 2, RB,
         AMBAC (A) (B)
         3.580%, 04/01/30                                  1,150          1,150

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      San Francisco, Bay Area Toll
         Authority, Ser A, RB,
         AMBAC (A) (B)
         3.580%, 04/01/36                           $     15,850   $     15,850
      San Francisco, Bay Area Toll
         Authority, Ser C, RB,
         AMBAC (A) (B)
         3.570%, 04/01/25                                  5,650          5,650
      San Francisco, Building Authority,
         Civic Center Complex Project,
         Ser A, RB, AMBAC
         Pre-Refunded @ 102 (F)
         5.250%, 12/01/16                                  1,000          1,023
      San Jose, Redevelopment
         Agency, Merged Area
         Redevelopment Project,
         Ser A, RB (A) (B) (C)
         3.570%, 07/01/26                                  3,100          3,100
      Santa Barbara County, Schools
         Financing Authority, TRAN
         4.500%, 06/29/07                                  2,000          2,012
      Santa Clara County, Financing
         Authority, VMC Facility
         Replacement Project,
         Ser B, RB (A) (B)
         3.600%, 11/15/25                                 12,375         12,375
      Santa Clara Valley,
         Transportation Authority,
         Ser A, RB, AMBAC (A) (B)
         3.600%, 06/01/26                                  6,300          6,300
      Santa Cruz County, TRAN
         4.500%, 06/29/07                                  5,000          5,031
      South Coast, Local Education
         Agencies, Ser A, TRAN
         4.500%, 06/29/07                                  2,000          2,015
      Southern California,
         Metro Water District
         Authority, Waterworks
         Authorization, Ser B-4 (A) (B)
         3.570%, 07/01/35                                  5,000          5,000
      Southern California,
         Metropolitan Water District
         Authority, Ser B, RB (A) (B)
         3.580%, 07/01/27                                  2,100          2,100
      Southern California,
         Metropolitan Water District
         Authority, Ser B-3, RB (A) (B)
         3.650%, 07/01/35                                  8,600          8,600
      Southern California,
         Metropolitan Water District
         Authority, Ser C-2, RB (A) (B)
         3.600%, 07/01/36                                  4,650          4,650

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 55

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Southern California,
         Metropolitan Water District
         Authority, Water Works
         Authorization, Ser B,
         RB (A) (B)
         3.580%, 07/01/28                           $      4,000   $      4,000
      Southern California,
         Metropolitan Water District,
         Ser A, RB (A) (B)
         3.640%, 07/01/25                                  3,800          3,800
      Southern California,
         Metropolitan Water District,
         Ser C-1, RB (A) (B)
         3.570%, 07/01/30                                  5,000          5,000
      Southern California,
         Metropolitan Water District,
         Ser C-3, RB (A) (B)
         3.570%, 07/01/30                                  6,200          6,200
      Southern California,
         Public Power Authority,
         Southern Transmission Project,
         RB, AMBAC (A) (B) (C)
         3.580%, 07/01/19                                  8,000          8,000
      State of California, Economic
         Recovery Authority,
         Ser C-2, RB (A) (B) (D)
         3.650%, 07/01/23                                  2,250          2,250
      State of California,
         Ser B-3, GO (A) (B) (C)
         3.600%, 05/01/33                                  6,100          6,100
      Sunnyvale, Government Center
         Site Acquisition Project,
         Ser A, COP, AMBAC (A) (B)
         3.610%, 04/01/31                                  4,300          4,300
      Three Valleys, Municipal Water
         District Authority, Miramar
         Water Treatment Project,
         COP (A) (B) (C)
         3.710%, 11/01/14                                  4,700          4,700
      Turlock, Irrigation District,
         Capital Improvement &
         Refunding Project,
         COP (A) (B) (C)
         3.790%, 01/01/31                                  9,350          9,350
      Upland, Community
         Redevelopment Authority,
         Sunset Ridge & Village
         Apartments Project,
         RB (A) (B) (C)
         3.590%, 12/01/29                                  6,700          6,700
      Ventura County, TRAN
         4.500%, 07/02/07                                  2,500          2,515

DESCRIPTION                                    FACE AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

      Westminster, Civic Center
         Refinancing Program,
         Ser A, COP, AMBAC (A) (B)
         3.610%, 06/01/22                           $      2,900   $      2,900
      Yolo County, Multi-Family
         Housing Authority, Primero
         Grove Project, Ser A,
         RB (A) (B) (C)
         3.570%, 11/01/27                                 10,485         10,485
      --------------------------------------------------------------------------

      TOTAL CALIFORNIA                                                  793,653
      ==========================================================================

      MASSACHUSETTS [0.6%]
      Massachusetts State, Development &
         Finance Agency, Harvard
         University Project,
         Ser B-1, RB (A) (B)
         3.750%, 07/15/36                                  5,000          5,000
      ==========================================================================

      WASHINGTON [0.5%]
      Seattle, Municipal Light &
         Power Authority,
         RB (A) (B) (C)
         3.700%, 06/01/21                                  4,300          4,300
      ==========================================================================

           TOTAL MUNICIPAL BOND
             (Cost $802,953)                                            802,953
           =====================================================================

      COMMERCIAL PAPER (E) [1.1%]
      California State
         3.470%, 10/03/06                                  9,000          9,000
      ==========================================================================

           TOTAL INVESTMENTS [98.6%]
             (Cost $811,953)                                            811,953
           =====================================================================

           OTHER ASSETS AND LIABILITIES [1.4%]                           11,670
           =====================================================================

      NET ASSETS -- 100.0%                                         $    823,623
      ==========================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 56

schedule of investments

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------------

(A)   FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF
      INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2006.

(B)   PUT AND DEMAND FEATURE -- THE DATE REPORTED ON THE SCHEDULE OF INVESTMENTS
      IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUT DATE.

(C)   SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR
      BANK OR FINANCIAL INSTITUTION.

(D)   SECURITIES ARE COLLATERALIZED UNDER AN AGREEMENT FROM FHLMC/FNMA.

(E)   THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(F)   PRE-REFUNDED SECURITY - THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

ABAG -- ASSOCIATION OF BAY AREA GOVERNMENTS

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY

COP -- CERTIFICATE OF PARTICIPATION

FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

FSA -- FINANCIAL SECURITY ASSISTANCE

GO -- GENERAL OBLIGATION

MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

RB -- REVENUE BOND

SAB -- SPECIAL ASSESSMENT BOND

SER -- SERIES

TA -- TAX ALLOCATION

TRAN -- TAX & REVENUE ANTICIPATION NOTE

XLCA -- XL CAPITAL ASSURANCE

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 57

statements of assets and liabilities (000)

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                Large Cap Value   Large Cap Growth   RCB Small Cap    Technology
                                                                  Equity Fund       Equity Fund       Value Fund     Growth Fund
                                                                ------------------------------------------------------------------

ASSETS:
    Cost of securities (including repurchase agreements)          $    88,821       $    41,894       $    56,814     $    2,490
---------------------------------------------------------------------------------------------------------------------------------
    Investments in securities at value                            $   106,039       $    46,013       $    66,466     $    2,682
    Repurchase agreements at value                                         --                --             3,053             --
    Receivable for investment securities sold                           2,830             1,330               274             --
    Income receivable                                                     136                28               114              1
    Receivable for capital shares sold                                    102                31                 1              2
    Prepaid Expenses                                                        1                 1                 1             --
---------------------------------------------------------------------------------------------------------------------------------
       Total Assets                                                   109,108            47,403            69,909          2,685
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
    Payable for investment securities purchased                         2,851             1,140                --             --
    Payable for income distributions                                      110                16                --             --
    Payable for capital shares redeemed                                     6                --                55             --
    Investment adviser fees payable                                        53                25                49              2
    Shareholder servicing fees payable                                     24                12                56              1
    Administrative fees payable                                             5                 2                 3             --
    Accrued expenses                                                        9                 3                 5             --
---------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                                3,058             1,198               168              3
---------------------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                    $   106,050       $    46,205       $    69,741     $    2,682
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
    Paid-in-Capital
       (unlimited authorization --  $0.01 par value)              $    83,636       $    45,086       $    55,935     $    3,995
    Undistributed (distributions in excess of)
       net investment income                                               (2)               (1)                3             --
    Accumulated net realized gain (loss) on investments                 5,198            (2,999)            1,098         (1,505)
    Net unrealized appreciation on investments                         17,218             4,119            12,705            192
---------------------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                    $   106,050       $    46,205       $    69,741     $    2,682
---------------------------------------------------------------------------------------------------------------------------------

Institutional Shares ($Dollars):
    Net Assets                                                    $92,945,293       $35,842,162       $13,435,095     $1,244,724
    Total shares outstanding at end of year                         8,971,363         4,622,315           475,646        289,773
    Net asset value, offering and redemption price per share
       (net assets / shares outstanding)                          $     10.36       $      7.75       $     28.25     $     4.30

Class A Shares ($Dollars):
    Net Assets                                                    $13,104,250       $10,363,242       $10,470,133     $1,437,152
    Total shares outstanding at end of year                         1,266,627         1,350,243           374,234        339,378
    Net asset value, offering and redemption price per share
       (net assets / shares outstanding)                          $     10.35       $      7.68       $     27.98     $     4.23

Class R Shares ($Dollars):
    Net Assets                                                    $        --       $        --       $45,835,513     $       --
    Total shares outstanding at end of year                                --                --         1,640,798             --
    Net asset value and redemption price per share
       (net assets / shares outstanding)                          $        --       $        --       $     27.93     $       --
    Maximum offering price per share
       (net asset value / 96.50%)                                 $        --       $        --       $     28.94     $       --

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 58

statements of assets and liabilities (000)

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                                                      California
                                                                   Corporate         Government       Tax Exempt      High Yield
                                                                   Bond Fund         Bond Fund         Bond Fund       Bond Fund
                                                                ------------------------------------------------------------------

ASSETS:
    Cost of securities                                          $    57,427         $    37,369       $    26,847     $    40,541
----------------------------------------------------------------------------------------------------------------------------------
    Investments in securities at value                          $    57,052         $    37,137       $    26,924     $    40,504
    Cash                                                                 12                  --                 1              --
    Receivable for investment securities sold                            --                  --                --             152
    Income receivable                                                   704                 313               349             903
    Receivable for capital shares sold                                   17                 121                --               3
    Prepaid Expenses                                                      1                   1                --               1
----------------------------------------------------------------------------------------------------------------------------------
       Total Assets                                                  57,786              37,572            27,274          41,563
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
    Payable for investment securities purchased                         962                  --                --             475
    Payable for income distributions                                    159                  96                43             101
    Payable for capital shares redeemed                                   5                  --                11               5
    Investment adviser fees payable                                      19                  10                 3              22
    Shareholder servicing fees payable                                   12                   8                 6              13
    Administrative fees payable                                           3                   2                 1               2
    Accrued expenses                                                      4                   3                 2               3
    Payable to custodian                                                 --                  --                --              10
----------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                              1,164                 119                66             631
----------------------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                  $    56,622         $    37,453       $    27,208     $    40,932
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
    Paid-in-Capital
       (unlimited authorization -- $0.01 par value)             $    57,332         $    38,099       $    27,174     $    42,224
    Undistributed net investment income                                   1                   1                --              --
    Accumulated net realized loss on investments                       (336)               (415)              (43)         (1,255)
    Net unrealized appreciation (depreciation)
       on investments                                                  (375)               (232)               77             (37)
----------------------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                  $    56,622         $    37,453       $    27,208     $    40,932
----------------------------------------------------------------------------------------------------------------------------------

Institutional Shares ($Dollars):
    Net Assets                                                  $55,290,256         $35,670,498       $26,073,962     $20,887,459
    Total shares outstanding at end of year                       5,438,882           3,470,224         2,544,904       2,332,240
    Net asset value, offering and redemption price per share
       (net assets / shares outstanding)                        $     10.17         $     10.28       $     10.25     $      8.96

Class A Shares ($Dollars):
    Net Assets                                                  $ 1,332,049         $ 1,782,407       $ 1,134,367     $20,044,571
    Total shares outstanding at end of year                         130,949             173,035           110,426       2,238,216
    Net asset value, offering and redemption price per share
       (net assets / shares outstanding)                        $     10.17         $     10.30       $     10.27     $      8.96

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 59

statements of assets and liabilities (000)

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                                                       California
                                                                     Prime           Government        Tax Exempt
                                                                     Money             Money              Money
                                                                  Market Fund       Market Fund        Market Fund
                                                                -----------------------------------------------------

ASSETS:
    Cost of securities (including repurchase agreements)         $  1,360,236     $    2,287,334     $    811,953
------------------------------------------------------------------------------------------------------------------
    Investments in securities at value                           $    825,036     $    1,444,134     $    811,953
    Repurchase agreements at value                                    535,200            843,200               --
    Cash                                                                    4                 58           11,101
    Income receivable                                                   2,647              5,196            3,841
    Prepaid Expenses                                                       16                 35               12
------------------------------------------------------------------------------------------------------------------
       Total Assets                                                 1,362,903          2,292,623          826,907
------------------------------------------------------------------------------------------------------------------

LIABILITIES:
    Payable for investment securities purchased                         5,000             62,060            2,016
    Payable for income distributions                                    4,055              3,400              693
    Investment adviser fees payable                                       280                493              131
    Shareholder servicing fees payable                                    511                922              337
    Administrative fees payable                                            62                105               39
    Trustees' fees payable                                                  1                  2                1
    Accrued expenses                                                      104                174               67
------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                               10,013             67,156            3,284
------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                   $  1,352,890     $    2,225,467     $    823,623
------------------------------------------------------------------------------------------------------------------

NET ASSETS
    Paid-in-Capital
       (unlimited authorization --  $0.01 par value)             $  1,353,291     $    2,225,465     $    823,622
    Undistributed net investment income                                     1                  2               --
    Accumulated net realized gain (loss) on investments                  (402)                --                1
------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                   $  1,352,890     $    2,225,467     $    823,623
------------------------------------------------------------------------------------------------------------------

Institutional Shares ($Dollars):
    Net Assets                                                   $388,170,906     $   52,781,932     $ 85,014,525
    Total shares outstanding at end of year                       388,306,196         52,783,258       85,015,819
    Net asset value, offering and redemption price per share
       (net assets / shares outstanding)                         $       1.00     $         1.00     $       1.00

Class A Shares ($Dollars):
    Net Assets                                                   $640,366,315     $1,940,602,170     $631,477,612
    Total shares outstanding at end of year                       640,635,133      1,940,597,943      631,479,986
    Net asset value, offering and redemption price per share
       (net assets / shares outstanding)                         $       1.00     $         1.00     $       1.00

Class S Shares ($Dollars):
    Net Assets                                                   $324,352,628     $  232,082,832     $107,130,690
    Total shares outstanding at end of year                       324,442,719        232,083,278      107,127,093
    Net asset value and redemption price per share
       (net assets / shares outstanding)                         $       1.00     $         1.00     $       1.00

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 60

statements of operations

FOR THE YEAR ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                Large Cap Value   Large Cap Growth   RCB Small Cap    Technology
                                                                  Equity Fund       Equity Fund       Value Fund      Growth Fund
                                                                     (000)             (000)             (000)           (000)
                                                               -------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend                                                       $ 2,173            $  568            $  572          $ 17
    Interest                                                            16                --               541            --
    Less: Foreign tax withheld                                          (2)               --                (6)           --
-------------------------------------------------------------------------------------------------------------------------------
       Total Investment Income                                       2,187               568             1,107            17
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
    Investment Advisory Fees                                           585               293               669            22
    Shareholder Servicing Fees--Institutional Class                    205                88                35             3
    Shareholder Servicing Fees--Class A(1)                              61                49                60             8
    Shareholder Servicing Fees--Class R(1)                              --                --               264            --
    Administrative Fees                                                 52                25                43             1
    Trustee Fees                                                         3                 2                 3            --
    Professional Fees                                                   12                 3                10            (2)
    Transfer Agent Fees                                                 10                 5                 9            --
    Custodian Fees                                                       5                 2                 9            --
    Printing Fees                                                        4                 1                 3            --
    Registration Fees                                                    3                 1                 1            --
    Insurance and Other Fees                                             7                 5                 9            --
-------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                  947               474             1,115            32
-------------------------------------------------------------------------------------------------------------------------------
       Recovery of Investment Advisory Fees
           Previously Waived(2)                                         --                --                --             2
    Less Waiver of:
       Transfer Agent Fees                                             (10)               (5)               (9)           --
-------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                       937               469             1,106            34
-------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         1,250                99                 1           (17)
-------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain From Securities Transactions                   5,205             1,412             1,110           103
    Net Change in Unrealized Appreciation (Depreciation)
       on Investments                                                6,087               547              (908)           81
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                   $12,542            $2,058            $  203          $167
===============================================================================================================================

(1) INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.

(2) SEE NOTE 4 FOR ADVISORY FEES RECOVERED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 61

statements of operations

FOR THE YEAR ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                                                       California
                                                                   Corporate         Government        Tax Exempt      High Yield
                                                                   Bond Fund         Bond Fund         Bond Fund       Bond Fund
                                                                     (000)             (000)             (000)           (000)
                                                                  ----------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                         $2,584           $1,533              $841          $3,467
    Dividend                                                             50               26                13              18
--------------------------------------------------------------------------------------------------------------------------------
       Total Investment Income                                        2,634            1,559               854           3,485
--------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
    Investment Advisory Fees                                            216              141                69             305
    Shareholder Servicing Fees--Institutional Class                     131               80                61              53
    Shareholder Servicing Fees--Class A(1)                                7                4                 6             107
    Administrative Fees                                                  30               18                14              23
    Trustee Fees                                                          2                1                 1               2
    Professional Fees                                                     5                4                 2               4
    Transfer Agent Fees                                                   6                4                 3               4
    Custodian Fees                                                        3                2                 1               2
    Printing Fees                                                         1                1                 1               1
    Registration Fees                                                     1                1                 1               1
    Insurance and Other Fees                                              6                4                 3               5
--------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                   408              260               162             507
--------------------------------------------------------------------------------------------------------------------------------
       Recovery of Investment Advisory Fees
           Previously Waived(2)                                           5               --                --              --
    Less Waiver of:
       Investment Advisory Fees                                          --              (23)              (28)            (38)
       Transfer Agent Fees                                               (6)              (4)               (3)             (4)
--------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                        407              233               131             465
--------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 2,227            1,326               723           3,020
--------------------------------------------------------------------------------------------------------------------------------
    Net Realized Loss From Securities Transactions                     (276)            (360)              (35)            (18)
    Net Change in Unrealized Appreciation (Depreciation)
       on Investments                                                  (191)              48               122            (392)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                     $1,760           $1,014              $810          $2,610
==================================================================================================================================

(1) INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.

(2) SEE NOTE 4 FOR ADVISORY FEES RECOVERY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 62

statements of operations

FOR THE YEAR ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                                                     California
                                                                      Prime          Government      Tax Exempt
                                                                      Money             Money           Money
                                                                   Market Fund       Market Fund     Market Fund
                                                                      (000)             (000)           (000)
                                                                   ----------------------------------------------

INVESTMENT INCOME:
    Interest                                                         $52,333          $104,689         $25,657
    Dividend                                                              24                --              --
---------------------------------------------------------------------------------------------------------------
       Total Investment Income                                        52,357           104,689          25,657
---------------------------------------------------------------------------------------------------------------

EXPENSES:
    Investment Advisory Fees                                           2,761             5,904           2,204
    Shareholder Servicing Fees--Institutional Class                      893               126             200
    Shareholder Servicing Fees--Class A(1)                             3,592            14,797           4,808
    Shareholder Servicing Fees--Class S(1)                             2,009             1,857             713
    Administrative Fees                                                  612             1,259             453
    Trustee Fees                                                          37                85              30
    Professional Fees                                                    127               242              95
    Transfer Agent Fees                                                  120               248              89
    Custodian Fees                                                        58               108              44
    Printing Fees                                                         43                68              30
    Registration and Filing Fees                                          33                50              17
    Insurance and Other Fees                                             102               269              91
---------------------------------------------------------------------------------------------------------------
       Total Expenses                                                 10,387            25,013           8,774
---------------------------------------------------------------------------------------------------------------
    Less Waiver of:
       Investment Advisory Fees                                           --                --            (516)
       Shareholder Servicing Fees -- Class A(1)                       (1,340)           (5,524)         (1,731)
       Shareholder Servicing Fees -- Class S(1)                         (214)             (198)            (67)
       Transfer Agent Fees                                              (120)             (248)            (89)
---------------------------------------------------------------------------------------------------------------
    Net Expenses                                                       8,713            19,043           6,371
---------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 43,644            85,646          19,286
---------------------------------------------------------------------------------------------------------------
    Net Realized Gain From Securities Transactions                        --                 1              --
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $43,644          $ 85,647         $19,286
===============================================================================================================

(1) INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 63

statements of changes in net assets

FOR THE YEAR ENDED SEPTEMBER 30,

--------------------------------------------------------------------------------

                                                           Large Cap Value        Large Cap Growth
                                                          Equity Fund (000)       Equity Fund (000)
                                                         --------------------   ----------------------
                                                             2006       2005          2006       2005
-----------------------------------------------------------------------------   ----------------------

OPERATIONS:
   Net Investment Income (Loss)                          $  1,250   $    536    $       99   $    194
   Net Realized Gain (Loss) from
      Security Transactions                                 5,205      4,127         1,412        376
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                         6,087      1,915           547      2,999
-----------------------------------------------------------------------------   ----------------------
      Net Increase in Net Assets
        Resulting from Operations                          12,542      6,578         2,058      3,569
-----------------------------------------------------------------------------   ----------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                     (1,124)      (453)          (96)      (172)
   CLASS A                                                   (128)       (82)           (5)       (26)
   CLASS R                                                     --         --            --         --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                     (3,330)    (1,585)           --         --
   CLASS A                                                   (459)      (323)           --         --
   CLASS R                                                     --         --            --         --
-----------------------------------------------------------------------------   ----------------------
      Total Dividends and Distributions                    (5,041)    (2,443)         (101)      (198)
-----------------------------------------------------------------------------   ----------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                           55,314      8,083         7,916     10,719
   Shares Issued in Lieu of Dividends and Distributions     2,902        673            30         56
   Shares Redeemed                                        (14,689)    (7,549)       (7,829)    (4,944)
-----------------------------------------------------------------------------   ----------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions             43,527      1,207           117      5,831
-----------------------------------------------------------------------------   ----------------------
   CLASS A:
   Shares Issued                                            2,656      4,714         3,182      3,209
   Shares Issued in Lieu of Dividends and Distributions       471        323             4         18
   Shares Redeemed                                         (1,743)    (1,366)       (1,497)      (785)
-----------------------------------------------------------------------------   ----------------------
      Increase (Decrease) in Net Assets from
        Class A Share Transactions                          1,384      3,671         1,689      2,442
-----------------------------------------------------------------------------   ----------------------
   CLASS R:
   Shares Issued                                               --         --            --         --
   Shares Issued in Lieu of Dividends and Distributions        --         --            --         --
   Shares Redeemed                                             --         --            --         --
-----------------------------------------------------------------------------   ----------------------
      Increase (Decrease) in Net Assets from
        Class R Share Transactions                             --         --            --         --
-----------------------------------------------------------------------------   ----------------------
Net Increase (Decrease) in Net Assets from
   Share Transactions                                      44,911      4,878         1,806      8,273
-----------------------------------------------------------------------------   ----------------------
      Total Increase (Decrease) in Net Assets              52,412      9,013         3,763     11,644
-----------------------------------------------------------------------------   ----------------------
NET ASSETS:
   Beginning of year                                       53,638     44,625        42,442     30,798
-----------------------------------------------------------------------------   ----------------------
   End of year                                           $106,050   $ 53,638    $   46,205   $ 42,442
=============================================================================   ======================
Undistributed (Distributions in Excess of)
   Net Investment Income                                 $     (2)  $     --    $       (1)  $     (1)
-----------------------------------------------------------------------------   ----------------------

(1)   SEE NOTE 8 FOR SHARES ISSUED AND REDEEMED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 64

                                                            RCB Small Cap       Technology Growth      Corporate Bond
                                                          Value Fund (000)         Fund (000)            Fund (000)
                                                         --------------------  --------------------  --------------------
                                                             2006       2005       2006       2005       2006       2005
-----------------------------------------------------------------------------  --------------------  --------------------

OPERATIONS:
   Net Investment Income (Loss)                          $      1   $     44   $    (17)  $      4   $  2,227   $  1,920
   Net Realized Gain (Loss) from
      Security Transactions                                 1,110      2,115        103         40       (276)       (65)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                          (908)     3,809         81        320       (191)    (1,281)
-----------------------------------------------------------------------------  --------------------  --------------------
      Net Increase in Net Assets
        Resulting from Operations                             203      5,968        167        364      1,760        574
-----------------------------------------------------------------------------  --------------------  --------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                        (35)        --         (4)        --     (2,167)    (1,865)
   CLASS A                                                     (1)        --         --         --        (54)       (54)
   CLASS R                                                    (10)        --         --         --         --         --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                       (186)      (462)        --         --         --       (293)
   CLASS A                                                   (170)      (480)        --         --         --        (10)
   CLASS R                                                   (785)    (2,072)        --         --         --         --
-----------------------------------------------------------------------------  --------------------  --------------------
      Total Dividends and Distributions                    (1,187)    (3,014)        (4)        --     (2,221)    (2,222)
-----------------------------------------------------------------------------  --------------------  --------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                            5,422      7,853        333        428     15,662     15,341
   Shares Issued in Lieu of Dividends and Distributions       159        325          4         --        406        396
   Shares Redeemed                                         (5,973)    (3,616)      (357)      (379)   (11,526)   (10,031)
-----------------------------------------------------------------------------  --------------------  --------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions               (392)     4,562        (20)        49      4,542      5,706
-----------------------------------------------------------------------------  --------------------  --------------------
   CLASS A:
   Shares Issued                                            1,155      7,216        144         37        146        604
   Shares Issued in Lieu of Dividends and Distributions       129        391         --         --         25         30
   Shares Redeemed                                         (3,396)    (2,825)      (215)       (56)      (353)      (571)
-----------------------------------------------------------------------------  --------------------  --------------------
      Increase (Decrease) in Net Assets from
        Class A Share Transactions                         (2,112)     4,782        (71)       (19)      (182)        63
-----------------------------------------------------------------------------  --------------------  --------------------
   CLASS R:
   Shares Issued                                           12,077     28,095         --         --         --         --
   Shares Issued in Lieu of Dividends and Distributions       742      1,991         --         --         --         --
   Shares Redeemed                                        (24,106)   (10,847)        --         --         --         --
-----------------------------------------------------------------------------  --------------------  --------------------
      Increase (Decrease) in Net Assets from
        Class R Share Transactions                        (11,287)    19,239         --         --         --         --
-----------------------------------------------------------------------------  --------------------  --------------------
Net Increase (Decrease) in Net Assets from
   Share Transactions                                     (13,791)    28,583        (91)        30      4,360      5,769
-----------------------------------------------------------------------------  --------------------  --------------------
      Total Increase (Decrease) in Net Assets             (14,775)    31,537         72        394      3,899      4,121
-----------------------------------------------------------------------------  --------------------  --------------------
NET ASSETS:
   Beginning of year                                       84,516     52,979      2,610      2,216     52,723     48,602
-----------------------------------------------------------------------------  --------------------  --------------------
   End of year                                           $ 69,741   $ 84,516   $  2,682   $  2,610   $ 56,622   $ 52,723
=============================================================================  ====================  ====================
Undistributed (Distributions in Excess of)
   Net Investment Income                                 $      3   $     43   $     --   $      4   $      1   $     --
-----------------------------------------------------------------------------  --------------------  --------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        CNI CHARTER FUNDS | PAGE 65

statements of changes in net assets

FOR THE YEAR ENDED SEPTEMBER 30,

--------------------------------------------------------------------------------

                                                               Government           California Tax Exempt
                                                             Bond Fund (000)           Bond Fund (000)
                                                         ------------------------  ------------------------
                                                               2006         2005         2006         2005
---------------------------------------------------------------------------------  ------------------------

OPERATIONS:
   Net Investment Income                                 $    1,326   $      738   $      723   $      593
   Net Realized Gain (Loss) from
      Security Transactions                                    (360)         (55)         (35)         135
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                             48         (342)         122         (391)
---------------------------------------------------------------------------------  ------------------------
      Net Increase in Net Assets
        Resulting from Operations                             1,014          341          810          337
---------------------------------------------------------------------------------  ------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                       (1,292)        (728)        (692)        (540)
   CLASS A                                                      (32)         (11)         (31)         (53)
   CLASS S                                                       --           --           --           --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                           --         (118)         (90)         (71)
   CLASS A                                                       --           (2)          (5)         (11)
   CLASS S                                                       --           --           --           --
---------------------------------------------------------------------------------  ------------------------
      Total Dividends and Distributions                      (1,324)        (859)        (818)        (675)
---------------------------------------------------------------------------------  ------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                             13,593       12,985        8,793        8,952
   Shares Issued in Lieu of Dividends and Distributions         338          209          255          139
   Shares Redeemed                                           (6,079)      (5,454)      (5,739)      (3,813)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions                7,852        7,740        3,309        5,278
---------------------------------------------------------------------------------  ------------------------
   CLASS A:
   Shares Issued                                              1,378          275           31          302
   Shares Issued in Lieu of Dividends and Distributions           9            5            6           25
   Shares Redeemed                                             (162)        (153)        (385)      (1,240)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Class A Share Transactions                            1,225          127         (348)        (913)
---------------------------------------------------------------------------------  ------------------------
   CLASS S:
   Shares Issued                                                 --           --           --           --
   Shares Issued in Lieu of Dividends and Distributions          --           --           --           --
   Shares Redeemed                                               --           --           --           --
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Class S Share Transactions                               --           --           --           --
---------------------------------------------------------------------------------  ------------------------
Net Increase (Decrease) in Net Assets from
   Share Transactions                                         9,077        7,867        2,961        4,365
---------------------------------------------------------------------------------  ------------------------
Total Increase (Decrease) in Net Assets                       8,767        7,349        2,953        4,027
---------------------------------------------------------------------------------  ------------------------
NET ASSETS:
   Beginning of year                                         28,686       21,337       24,255       20,228
---------------------------------------------------------------------------------  ------------------------
   End of year                                           $   37,453   $   28,686   $   27,208   $   24,255
=================================================================================  ========================
Undistributed (Distributions in excess of)
   Net Investment Income                                 $        1   $        3   $       --   $       --
---------------------------------------------------------------------------------  ------------------------
(1)   SEE NOTE 8 FOR SHARES ISSUED AND REDEEMED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 66

                                                               High Yield                Prime Money
                                                             Bond Fund (000)          Market Fund (000)
                                                         ------------------------  ------------------------
                                                               2006         2005         2006         2005
---------------------------------------------------------------------------------  ------------------------

OPERATIONS:
   Net Investment Income                                 $    3,020   $    3,416   $   43,644   $   14,619
   Net Realized Gain (Loss) from
      Security Transactions                                     (18)        (157)          --            1
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                           (392)      (1,200)          --           --
---------------------------------------------------------------------------------  ------------------------
      Net Increase in Net Assets
        Resulting from Operations                             2,610        2,059       43,644       14,620
---------------------------------------------------------------------------------  ------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                       (1,599)      (1,815)     (14,704)      (7,317)
   CLASS A                                                   (1,421)      (1,589)     (18,919)      (4,601)
   CLASS S                                                       --           --      (10,020)      (2,701)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                           --           --           --           --
   CLASS A                                                       --           --           --           --
   CLASS S                                                       --           --           --           --
---------------------------------------------------------------------------------  ------------------------
      Total Dividends and Distributions                      (3,020)      (3,404)     (43,643)     (14,619)
---------------------------------------------------------------------------------  ------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                              4,120        6,056    1,690,942    1,215,600
   Shares Issued in Lieu of Dividends and Distributions         895          945        2,507        1,411
   Shares Redeemed                                           (6,503)      (6,600)  (1,637,671)  (1,251,828)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions               (1,488)         401       55,778      (34,817)
---------------------------------------------------------------------------------  ------------------------
   CLASS A:
   Shares Issued                                              1,822        4,528    2,204,941      958,549
   Shares Issued in Lieu of Dividends and Distributions         817          920        5,522          982
   Shares Redeemed                                           (3,425)      (4,403)  (1,882,549)    (848,138)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Class A Share Transactions                             (786)       1,045      327,914      111,393
---------------------------------------------------------------------------------  ------------------------
   CLASS S:
   Shares Issued                                                 --           --    1,261,525      499,380
   Shares Issued in Lieu of Dividends and Distributions          --           --           --           --
   Shares Redeemed                                               --           --   (1,140,675)    (411,638)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Class S Share Transactions                               --           --      120,850       87,742
---------------------------------------------------------------------------------  ------------------------
Net Increase (Decrease) in Net Assets from
   Share Transactions                                        (2,274)       1,446      504,542      164,318
---------------------------------------------------------------------------------  ------------------------
Total Increase (Decrease) in Net Assets                      (2,684)         101      504,543      164,319
---------------------------------------------------------------------------------  ------------------------
NET ASSETS:
   Beginning of year                                         43,616       43,515      848,347      684,028
---------------------------------------------------------------------------------  ------------------------
   End of year                                           $   40,932   $   43,616   $1,352,890   $  848,347
=================================================================================  ========================
Undistributed (Distributions in excess of)
   Net Investment Income                                 $       --   $       --   $        1   $       --
---------------------------------------------------------------------------------  ------------------------

                                                            Government Money        California Tax Exempt
                                                            Market Fund (000)      Money Market Fund (000)
                                                         ------------------------  ------------------------
                                                               2006         2005         2006         2005
---------------------------------------------------------------------------------  ------------------------

OPERATIONS:
   Net Investment Income                                 $   85,646   $   38,831   $   19,286   $    9,079
   Net Realized Gain (Loss) from
      Security Transactions                                       1           --           --           --
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                             --           --           --           --
---------------------------------------------------------------------------------  ------------------------
      Net Increase in Net Assets
        Resulting from Operations                            85,647       38,831       19,286        9,079
---------------------------------------------------------------------------------  ------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                       (2,064)        (880)      (2,080)      (1,365)
   CLASS A                                                  (74,663)     (33,943)     (15,136)      (7,285)
   CLASS S                                                   (8,922)      (4,006)      (2,065)        (433)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                           --           --           --          (27)
   CLASS A                                                       --           --           --         (144)
   CLASS S                                                       --           --           --           (7)
---------------------------------------------------------------------------------  ------------------------
      Total Dividends and Distributions                     (85,649)     (38,829)     (19,281)      (9,261)
---------------------------------------------------------------------------------  ------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                            635,895      376,258    1,444,514    1,139,802
   Shares Issued in Lieu of Dividends and Distributions           2            7           --            8
   Shares Redeemed                                         (615,154)    (387,834)  (1,432,711)  (1,145,985)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions               20,743      (11,569)      11,803       (6,175)
---------------------------------------------------------------------------------  ------------------------
   CLASS A:
   Shares Issued                                          5,761,555    4,965,371    2,014,013    1,822,478
   Shares Issued in Lieu of Dividends and Distributions      51,511       23,227       12,188        6,066
   Shares Redeemed                                       (5,767,874)  (4,950,864)  (1,964,398)  (1,763,753)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Class A Share Transactions                           45,192       37,734       61,803       64,791
---------------------------------------------------------------------------------  ------------------------
   CLASS S:
   Shares Issued                                          1,013,412      689,747      348,788      271,376
   Shares Issued in Lieu of Dividends and Distributions          --           --           --           --
   Shares Redeemed                                       (1,009,234)    (724,928)    (329,840)    (216,708)
---------------------------------------------------------------------------------  ------------------------
      Increase (Decrease) in Net Assets from
        Class S Share Transactions                            4,178      (35,181)      18,948       54,668
---------------------------------------------------------------------------------  ------------------------
Net Increase (Decrease) in Net Assets from
  Share Transactions                                         70,113       (9,016)      92,554      113,284
---------------------------------------------------------------------------------  ------------------------
Total Increase (Decrease) in Net Assets                      70,111       (9,014)      92,559      113,102
---------------------------------------------------------------------------------  ------------------------
NET ASSETS:
   Beginning of year                                      2,155,356    2,164,370      731,064      617,962
---------------------------------------------------------------------------------  ------------------------
   End of year                                           $2,225,467   $2,155,356   $  823,623   $  731,064
=================================================================================  ========================
Undistributed (Distributions in excess of)
   Net Investment Income                                 $        2   $        5   $       --   $       (5)
---------------------------------------------------------------------------------  ------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CNI CHARTER FUNDS | PAGE 67

financial highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FOR THE YEAR ENDED SEPTEMBER 30,

--------------------------------------------------------------------------------

                                                    NET
                     NET                   REALIZED AND                 DISTRIBUTIONS          NET                    NET
                   ASSET           NET       UNREALIZED      DIVIDENDS           FROM        ASSET                 ASSETS
                   VALUE    INVESTMENT   GAINS (LOSSES)       FROM NET       REALIZED        VALUE                    END
               BEGINNING        INCOME               ON     INVESTMENT        CAPITAL          END      TOTAL   OF PERIOD
               OF PERIOD        (LOSS)       SECURITIES         INCOME          GAINS    OF PERIOD   RETURN++       (000)
--------------------------------------------------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
  2006            $ 9.54       $  0.13^         $  1.21^       $ (0.13)       $ (0.39)     $ 10.36      14.50%   $ 92,946
  2005              8.77          0.10^            1.13^         (0.10)         (0.36)        9.54      14.39      42,974
  2004              7.41          0.08^            1.36^         (0.08)            --         8.77      19.40      38,344
  2003              6.04          0.07             1.37          (0.07)            --         7.41      24.03      33,016
  2002              7.63          0.07            (1.47)         (0.07)         (0.12)        6.04     (18.88)     23,325
Class A (commenced operations on April 13, 2000)
  2006            $ 9.53       $  0.11^         $  1.20^       $ (0.10)       $ (0.39)     $ 10.35      14.24%   $ 13,104
  2005              8.76          0.09^            1.12^         (0.08)         (0.36)        9.53      14.14      10,664
  2004              7.41          0.05^            1.36^         (0.06)            --         8.76      19.01       6,281
  2003              6.04          0.06             1.37          (0.06)            --         7.41      23.75       1,792
  2002              7.62          0.05            (1.46)         (0.05)         (0.12)        6.04     (18.97)        769
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
  2006            $ 7.43       $  0.02^          $ 0.32^       $ (0.02)       $    --      $  7.75       4.59%   $ 35,842
  2005              6.76          0.04^            0.67^         (0.04)            --         7.43      10.55      34,164
  2004              6.37          0.01^            0.38^            --^^           --         6.76       6.20      25,575
  2003              5.25          0.01^            1.12^         (0.01)            --         6.37      21.51      22,249
  2002              6.36          0.00            (1.11)            --             --         5.25     (17.45)     14,195
Class A (commenced operations on March 28, 2000)
  2006            $ 7.35       $    --^         $  0.33^       $    --^^      $    --      $  7.68       4.55%   $ 10,363
  2005              6.69          0.02^            0.67^         (0.03)            --         7.35      10.28       8,278
  2004              6.32         (0.01)^           0.38^            --^^           --         6.69       5.87       5,223
  2003              5.21         (0.01)^           1.12^            --             --         6.32      21.31       1,965
  2002              6.33         (0.02)           (1.10)            --             --         5.21     (17.69)        798
--------------------------------------------------------------------------------------------------------------------------
RCB SMALL CAP VALUE FUND
Institutional Class (commenced operations on October 3, 2001)
  2006            $28.58       $  0.06^          $ 0.05^       $ (0.07)       $ (0.37)     $ 28.25       0.40%   $ 13,435
  2005             27.30          0.07^            2.58^            --          (1.37)       28.58       9.87      13,975
  2004             21.92          0.06^            5.40^            --          (0.08)       27.30      24.97       8,955
  2003             15.06         (0.04)^           6.90^            --             --        21.92      45.55       6,236
  2002             17.11         (0.07)           (1.98)            --             --        15.06     (11.98)      1,768
Class A (commenced operations on October 3, 2001)
  2006            $28.31       $ (0.01)^         $ 0.05^       $    --^^      $ (0.37)     $ 27.98       0.17%   $ 10,470
  2005             27.13          0.00^            2.55^            --          (1.37)       28.31       9.55      12,754
  2004             21.84         (0.02)^           5.39^            --          (0.08)       27.13      24.64       7,551
  2003             15.04         (0.08)^           6.88^            --             --        21.84      45.21       2,384
  2002             17.11         (0.05)           (2.02)            --             --        15.04     (12.10)        410
Class R (commenced operations on September 30, 1998) (2)
  2006            $28.27       $ (0.01)^         $ 0.04^       $    --^^      $ (0.37)     $ 27.93       0.14%   $ 45,836
  2005             27.09          0.01^            2.54^            --          (1.37)       28.27       9.56      57,787
  2004             21.81         (0.02)^           5.38^            --          (0.08)       27.09      24.63      36,473
  2003             15.02         (0.07)^           6.86^            --             --        21.81      45.21      14,267
  2002             16.94         (0.12)           (1.80)            --             --        15.02     (11.33)     10,174
--------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY GROWTH FUND
Institutional Class (commenced operations on October 3, 2000)
  2006            $ 4.04       $ (0.02)^        $  0.29^       $ (0.01)       $    --      $  4.30       6.77%   $  1,245
  2005              3.46          0.01^            0.57^            --             --         4.04      16.76       1,187
  2004              3.50         (0.03)^          (0.01)^           --             --         3.46      (1.14)        976
  2003              2.26         (0.02)            1.26             --             --         3.50      54.87         913
  2002              3.54         (0.03)           (1.25)            --             --         2.26     (36.16)        565
Class A (commenced operations on October 23, 2000)
  2006            $ 3.98       $ (0.03)^        $  0.28^       $    --^^      $    --      $  4.23       6.30%   $  1,437
  2005              3.42          0.00^            0.56^            --             --         3.98      16.37       1,423
  2004              3.48         (0.04)^          (0.02)^           --             --         3.42      (1.72)      1,240
  2003              2.25         (0.03)            1.26             --             --         3.48      54.67         950
  2002              3.54         (0.04)           (1.25)            --             --         2.25     (36.44)        432

                                                       RATIO
                                                 OF EXPENSES
                                          RATIO   TO AVERAGE
                                         OF NET   NET ASSETS
                           RATIO     INVESTMENT   (EXCLUDING
                     OF EXPENSES  INCOME (LOSS)    WAIVERS &  PORTFOLIO
                      TO AVERAGE     TO AVERAGE    RECOVERED   TURNOVER
                  NET ASSETS(1)#  NET ASSETS(1)     FEES)(1)       RATE
------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
  2006                      0.96%          1.36%        0.97%       31%
  2005                      0.96           1.12         0.97        34
  2004                      0.97           0.92         0.97        36
  2003                      1.00           1.12         1.00        39
  2002                      1.00           0.90         1.05        42
Class A (commenced operations on April 13, 2000)
  2006                      1.21%          1.13%        1.22%       31%
  2005                      1.21           0.87         1.22        34
  2004                      1.22           0.64         1.22        36
  2003                      1.25           0.84         1.25        39
  2002                      1.25           0.65         1.30        42
------------------------------------------------------------------------
LARGE CAP GROWTH EQUITY FUND
Institutional Class (commenced operations on January 14, 2000)
  2006                      0.99%          0.27%        1.00%       34%
  2005                      0.98           0.57         1.00        27
  2004                      1.01           0.10         1.01        50
  2003                      1.05           0.16         1.03        43
  2002                      1.05          (0.04)        1.09        31
Class A (commenced operations on March 28, 2000)
  2006                      1.24%          0.03%        1.25%       34%
  2005                      1.23           0.33         1.25        27
  2004                      1.26          (0.14)        1.26        50
  2003                      1.30          (0.09)        1.29        43
  2002                      1.30          (0.29)        1.34        31
------------------------------------------------------------------------
RCB SMALL CAP VALUE FUND
Institutional Class (commenced operations on October 3, 2001)
  2006                      1.20%          0.20%        1.21%       66%
  2005                      1.18           0.26         1.20        41
  2004                      1.21           0.23         1.20        40
  2003                      1.24          (0.20)        1.24        65
  2002                      1.24          (0.46)        1.28        39
Class A (commenced operations on October 3, 2001)
  2006                      1.45%         (0.04)%       1.46%       66%
  2005                      1.43           0.01         1.45        41
  2004                      1.49          (0.07)        1.48        40
  2003                      1.49          (0.45)        1.49        65
  2002                      1.49          (0.74)        1.53        39
Class R (commenced operations on September 30, 1998) (2)
  2006                      1.45%         (0.04)%       1.46%       66%
  2005                      1.43           0.02         1.45        41
  2004                      1.49          (0.07)        1.48        40
  2003                      1.49          (0.41)        1.49        65
  2002                      1.49          (0.70)        1.53        39
------------------------------------------------------------------------
TECHNOLOGY GROWTH FUND
Institutional Class (commenced operations on October 3, 2000)
  2006                      1.16%         (0.52)%       1.10%       24%
  2005                      1.20           0.34         1.21        37
  2004                      1.20          (0.82)        1.28        33
  2003                      1.20          (0.78)        1.36        29
  2002                      1.20          (0.88)        1.37        24
Class A (commenced operations on October 23, 2000)
  2006                      1.46%         (0.81)%       1.40%       24%
  2005                      1.50           0.06         1.51        37
  2004                      1.50          (1.12)        1.58        33
  2003                      1.50          (1.08)        1.66        29
  2002                      1.50          (1.18)        1.67        24

 ++   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE
      WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD
      HAVE BEEN LOWER. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES
      LOADS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
      SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND
      SHARES.

  ^   PER SHARE CALCULATIONS ARE BASED ON AVERAGE SHARES OUTSTANDING THROUGHOUT
      THE PERIOD.

 ^^   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

  #   RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES
      RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE
      RATIO.

(1)   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(2)   ON OCTOBER 3, 2001, THE RCB SMALL CAP FUND EXCHANGED ALL OF ITS ASSETS AND
      LIABILITIES FOR SHARES OF THE CNI CHARTER RCB SMALL CAP VALUE FUND. THE
      CNI CHARTER RCB SMALL CAP VALUE FUND IS THE ACCOUNTING SURVIVOR IN THIS
      TRANSACTION, AND AS A RESULT, ITS BASIS OF ACCOUNTING FOR ASSETS AND
      LIABILITIES AND ITS OPERATING RESULTS FOR THE PERIODS PRIOR TO OCTOBER 3,
      2001 HAVE BEEN CARRIED FORWARD IN THESE FINANCIAL HIGHLIGHTS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 68

--------------------------------------------------------------------------------

                                                    NET
                     NET                   REALIZED AND                 DISTRIBUTIONS          NET                    NET
                   ASSET                     UNREALIZED      DIVIDENDS           FROM        ASSET                 ASSETS
                   VALUE           NET   GAINS (LOSSES)       FROM NET       REALIZED        VALUE                    END
               BEGINNING    INVESTMENT               ON     INVESTMENT        CAPITAL          END      TOTAL   OF PERIOD
               OF PERIOD        INCOME       SECURITIES         INCOME          GAINS    OF PERIOD   RETURN++       (000)
--------------------------------------------------------------------------------------------------------------------------

CORPORATE BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006            $10.27       $  0.42^         $ (0.10)^      $ (0.42)       $    --      $ 10.17       3.19%   $ 55,290
  2005             10.60          0.40^           (0.27)^        (0.40)         (0.06)       10.27       1.26      51,193
  2004             10.89          0.41^           (0.18)^        (0.41)         (0.11)       10.60       2.15      47,080
  2003             10.65          0.46             0.24          (0.46)            --        10.89       6.74      42,256
  2002             10.72          0.53             0.09          (0.53)         (0.16)       10.65       6.06      40,807
Class A (commenced operations on April 13, 2000)
  2006            $10.27       $  0.39^         $ (0.10)^      $ (0.39)       $    --      $ 10.17       2.93%   $  1,332
  2005             10.61          0.37^           (0.28)^        (0.37)         (0.06)       10.27       0.91       1,530
  2004             10.89          0.37^           (0.16)^        (0.38)         (0.11)       10.61       1.99       1,522
  2003             10.65          0.44             0.23          (0.43)            --        10.89       6.47         830
  2002             10.73          0.50             0.08          (0.50)         (0.16)       10.65       5.69         544
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006            $10.40       $  0.41^         $ (0.12)^      $ (0.41)       $    --      $ 10.28       2.89%   $ 35,671
  2005             10.62          0.31^           (0.16)^        (0.31)         (0.06)       10.40       1.42      28,132
  2004             10.93          0.25^           (0.17)^        (0.25)         (0.14)       10.62       0.81      20,901
  2003             11.02          0.36^           (0.07)^        (0.37)         (0.01)       10.93       2.68*     15,596
  2002             10.80          0.44             0.34          (0.44)         (0.12)       11.02       7.53      14,502
Class A (commenced operations on April 13, 2000)
  2006            $10.42       $  0.39^         $ (0.12)^      $ (0.39)       $    --      $ 10.30       2.63%   $  1,782
  2005             10.64          0.29^           (0.17)^        (0.28)         (0.06)       10.42       1.16         554
  2004             10.95          0.23^           (0.17)^        (0.23)         (0.14)       10.64       0.55         436
  2003             11.01          0.33^           (0.04)^        (0.34)         (0.01)       10.95       2.71*         18
  2002             10.77          0.43             0.34          (0.41)         (0.12)       11.01       7.47         525
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX EXEMPT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006            $10.26       $  0.29^         $  0.03^       $ (0.29)       $ (0.04)     $ 10.25       3.18%   $ 26,074
  2005             10.41          0.28^           (0.11)^        (0.28)         (0.04)       10.26       1.65      22,768
  2004             10.60          0.27^           (0.06)^        (0.27)         (0.13)       10.41       2.00      17,789
  2003             10.83          0.31            (0.04)         (0.31)         (0.19)       10.60       2.63      14,546
  2002             10.50          0.36             0.41          (0.35)         (0.09)       10.83       7.58      16,147
Class A (commenced operations on April 13, 2000)
  2006            $10.29       $  0.26^          $ 0.02^       $ (0.26)       $ (0.04)     $ 10.27       2.81%   $  1,134
  2005             10.44          0.25^           (0.11)^        (0.25)         (0.04)       10.29       1.39       1,487
  2004             10.62          0.24^           (0.05)^        (0.24)         (0.13)       10.44       1.84       2,439
  2003             10.85          0.27            (0.02)         (0.29)         (0.19)       10.62       2.37         732
  2002             10.51          0.33             0.43          (0.33)         (0.09)       10.85       7.40          13
--------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006            $ 9.04       $  0.68^         $ (0.08)^      $ (0.68)       $    --      $  8.96       6.90%   $ 20,887
  2005              9.31          0.71^           (0.27)^        (0.71)            --         9.04       4.85      22,588
  2004              8.95          0.72^            0.36^         (0.72)            --         9.31      12.47      22,860
  2003              8.16          0.76             0.79          (0.76)            --         8.95      19.75      13,387
  2002              8.57          0.83            (0.40)         (0.84)            --         8.16       4.80      10,020
Class A (commenced operations on January 14, 2000)
  2006            $ 9.04       $  0.65^         $ (0.08)^      $ (0.65)       $    --      $  8.96       6.58%   $ 20,045
  2005              9.31          0.69^           (0.27)^        (0.69)            --         9.04       4.54      21,028
  2004              8.95          0.70^            0.35^         (0.69)            --         9.31      12.14      20,655
  2003              8.16          0.74             0.78          (0.73)            --         8.95      19.39      16,878
  2002              8.57          0.81            (0.40)         (0.82)            --         8.16       4.49       9,397

                                                    RATIO
                                              OF EXPENSES
                                       RATIO   TO AVERAGE
                                      OF NET   NET ASSETS
                        RATIO     INVESTMENT   (EXCLUDING
                  OF EXPENSES         INCOME    WAIVERS &  PORTFOLIO
                   TO AVERAGE     TO AVERAGE    RECOVERED   TURNOVER
               NET ASSETS(1)#  NET ASSETS(1)     FEES)(1)       RATE
---------------------------------------------------------------------

CORPORATE BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006                   0.75%          4.14%        0.75%       25%
  2005                   0.75           3.80         0.76        25
  2004                   0.75           3.82         0.79        57
  2003                   0.75           4.30         0.78        66
  2002                   0.75           5.04         0.82        55
Class A (commenced operations on April 13, 2000)
  2006                   1.00%          3.88%        1.00%       25%
  2005                   1.00           3.55         1.01        25
  2004                   1.00           3.51         1.04        57
  2003                   1.00           4.00         1.03        66
  2002                   1.00           4.71         1.07        55
---------------------------------------------------------------------
GOVERNMENT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006                   0.70%          4.04%        0.78%       62%
  2005                   0.70           2.98         0.79        58
  2004                   0.70           2.39         0.81       169
  2003                   0.70           3.26         0.81        54
  2002                   0.70           4.11+        0.86        70
Class A (commenced operations on April 13, 2000)
  2006                   0.95%          3.81%        1.03%       62%
  2005                   0.95           2.70         1.04        58
  2004                   0.95           2.14         1.06       169
  2003                   0.95           3.00         1.06        54
  2002                   0.95           3.70         1.11        70
---------------------------------------------------------------------
CALIFORNIA TAX EXEMPT BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006                   0.50%          2.85%        0.62%       43%
  2005                   0.50           2.70         0.63        54
  2004                   0.50           2.55         0.65        51
  2003                   0.50           2.91         0.65        68
  2002                   0.50           3.33         0.70        90
Class A (commenced operations on April 13, 2000)
  2006                   0.75%          2.59%        0.87%       43%
  2005                   0.75           2.43         0.88        54
  2004                   0.75           2.29         0.90        51
  2003                   0.75           2.62         0.90        68
  2002                   0.75           3.05         0.95        90
---------------------------------------------------------------------
HIGH YIELD BOND FUND
Institutional Class (commenced operations on January 14, 2000)
  2006                   1.00%          7.58%        1.10%       23%
  2005                   1.00           7.71         1.11        46
  2004                   1.00           7.87         1.14        35
  2003                   1.00           8.84         1.13        36
  2002                   1.00           9.48         1.18        30
Class A (commenced operations on January 14, 2000)
  2006                   1.30%          7.28%        1.40%       23%
  2005                   1.30           7.41         1.41        46
  2004                   1.30           7.56         1.44        35
  2003                   1.30           8.44         1.43        36
  2002                   1.30           9.03         1.48        30

  *   TOTAL RETURN FOR CLASS A OF THE GOVERNMENT BOND FUND IS GREATER THAN THE
      INSTITUTIONAL CLASS'S DUE TO A LARGE REDEMPTION DURING THE YEAR.

  +   RATIOS REFLECT THE IMPACT OF SIGNIFICANT CHANGES IN AVERAGE NET ASSETS AND
      THE EFFECTS OF ANNUALIZATION.

 ++   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE
      WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD
      HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT
      A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND
      SHARES.

  ^   PER SHARE CALCULATIONS ARE BASED ON THE AVERAGE SHARES OUTSTANDING
      THROUGHOUT THE PERIOD.

  #   RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES
      RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE
      RATIO.

(1)   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 69

financial highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR ENDED SEPTEMBER 30,

--------------------------------------------------------------------------------

                                                                                                                              RATIO
                                                                                                                        OF EXPENSES
                                                                                                                 RATIO   TO AVERAGE
                     NET                                     NET                    NET                         OF NET   NET ASSETS
                   ASSET                 DIVIDENDS         ASSET                 ASSETS           RATIO     INVESTMENT   (EXCLUDING
                   VALUE          NET     FROM NET         VALUE                    END     OF EXPENSES         INCOME    WAIVERS &
               BEGINNING   INVESTMENT   INVESTMENT           END     TOTAL    OF PERIOD      TO AVERAGE     TO AVERAGE    RECOVERED
               OF PERIOD       INCOME       INCOME     OF PERIOD  RETURN++        (000)  NET ASSETS(1)#  NET ASSETS(1)     FEES)(1)
------------------------------------------------------------------------------------------------------------------------------------

PRIME MONEY MARKET FUND
Institutional Class (commenced operations on March 23, 1998)
  2006            $ 1.00      $ 0.041      $(0.041)      $  1.00      4.17%  $  388,171            0.59%          4.12%       0.60%
  2005              1.00        0.021       (0.021)         1.00      2.10      332,393            0.60           2.05        0.61
  2004              1.00        0.006       (0.006)         1.00      0.58      367,209            0.63           0.59        0.63
  2003              1.00        0.007       (0.007)         1.00      0.68      287,087            0.63           0.68        0.64
  2002              1.00        0.014       (0.014)         1.00      1.37      290,778            0.63           1.37        0.67
Class A (commenced operations on October 18, 1999)
  2006            $ 1.00      $ 0.039      $(0.039)      $  1.00      3.94%  $  640,366            0.81%          3.95%       1.10%
  2005              1.00        0.019       (0.019)         1.00      1.87      312,452            0.82           1.94        1.11
  2004              1.00        0.004       (0.004)         1.00      0.36      201,058            0.85           0.35        1.13
  2003              1.00        0.005       (0.005)         1.00      0.46      205,191            0.85           0.47        1.14
  2002              1.00        0.011       (0.011)         1.00      1.15      228,807            0.85           1.15        1.17
Class S (commenced operations on October 26, 1999)
  2006            $ 1.00      $ 0.037      $(0.037)      $  1.00      3.73%  $  324,353            1.01%          3.74%       1.10%
  2005              1.00        0.017       (0.017)         1.00      1.67      203,502            1.02           1.70        1.11
  2004              1.00        0.002       (0.002)         1.00      0.21      115,761            1.00           0.21        1.13
  2003              1.00        0.003       (0.003)         1.00      0.29      118,624            1.03           0.29        1.14
  2002              1.00        0.009       (0.009)         1.00      0.95      129,180            1.05           0.95        1.17
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
Institutional Class (commenced operations on April 3, 2000)
  2006            $ 1.00      $ 0.040      $(0.040)      $  1.00      4.08%  $   52,782            0.60%          4.11%       0.61%
  2005              1.00        0.020       (0.020)         1.00      2.05       32,039            0.61           1.97        0.62
  2004              1.00        0.006       (0.006)         1.00      0.57       43,608            0.63           0.56        0.64
  2003              1.00        0.007       (0.007)         1.00      0.70       56,841            0.63           0.68        0.64
  2002              1.00        0.014       (0.014)         1.00      1.38       51,985            0.63           1.43        0.66
Class A (commenced operations on June 21, 1999)
  2006            $ 1.00      $ 0.038      $(0.038)      $  1.00      3.86%  $1,940,602            0.82%          3.78%       1.11%
  2005              1.00        0.018       (0.018)         1.00      1.82    1,895,412            0.83           1.80        1.12
  2004              1.00        0.004       (0.004)         1.00      0.35    1,857,676            0.85           0.35        1.14
  2003              1.00        0.005       (0.005)         1.00      0.48    2,060,860            0.85           0.48        1.14
  2002              1.00        0.012       (0.012)         1.00      1.16    2,149,151            0.85           1.18        1.16
Class S (commenced operations on October 6, 1999)
  2006            $ 1.00      $ 0.036      $(0.036)      $  1.00      3.65%  $  232,083            1.02%          3.60%       1.11%
  2005              1.00        0.016       (0.016)         1.00      1.62      227,905            1.03           1.61        1.12
  2004              1.00        0.002       (0.002)         1.00      0.20      263,086            1.00           0.21        1.14
  2003              1.00        0.003       (0.003)         1.00      0.30      191,539            1.03           0.31        1.14
  2002              1.00        0.010       (0.010)         1.00      0.96      219,387            1.05           0.93        1.16
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX EXEMPT MONEY MARKET FUND
Institutional Class (commenced operations on April 3, 2000)
  2006            $ 1.00      $ 0.026      $(0.026)      $  1.00      2.62%  $   85,014            0.55%          2.60%       0.62%
  2005              1.00        0.015       (0.015)*        1.00      1.51       73,211            0.55           1.46        0.63
  2004              1.00        0.005       (0.005)         1.00      0.52       79,413            0.55           0.51        0.65
  2003              1.00        0.006       (0.006)         1.00      0.62       87,820            0.55           0.59        0.65
  2002              1.00        0.010       (0.010)         1.00      0.98       58,923            0.55           0.96        0.69
Class A (commenced operations on June 21, 1999)
  2006            $ 1.00      $ 0.024      $(0.024)      $  1.00      2.39%  $  631,478            0.78%          2.36%       1.12%
  2005              1.00        0.013       (0.013)*        1.00      1.28      569,671            0.78           1.25        1.13
  2004              1.00        0.003       (0.003)         1.00      0.29      505,029            0.78           0.29        1.15
  2003              1.00        0.004       (0.004)         1.00      0.41      539,182            0.76           0.41        1.15
  2002              1.00        0.007       (0.007)         1.00      0.75      519,269            0.78           0.75        1.19
Class S (commenced operations on November 12, 1999)
  2006            $ 1.00      $ 0.022      $(0.022)      $  1.00      2.18%  $  107,131            0.98%          2.17%       1.12%
  2005              1.00        0.011       (0.011)*        1.00      1.08       88,182            0.98           1.09        1.13
  2004              1.00        0.002       (0.002)         1.00      0.15       33,520            0.91           0.15        1.15
  2003              1.00        0.003       (0.003)         1.00      0.27       24,002            0.89           0.27        1.15
  2002              1.00        0.005       (0.005)         1.00      0.55       29,626            0.98           0.53        1.19

  *   INCLUDES A REALIZED CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

 ++   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE
      WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD
      HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT
      A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND
      SHARES.

  #   RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES
      RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE
      RATIO.

(1)   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 70

notes to financial statements

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

1. ORGANIZATION:

The CNI Charter Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with sixteen portfolios. The financial statements included herein are those of the Large Cap Value Equity Fund, Large Cap Growth Equity
Fund, RCB Small Cap Value Fund, Technology Growth Fund (collectively, the
"Equity Funds"); Corporate Bond Fund, Government Bond Fund, California Tax
Exempt Bond Fund, High Yield Bond Fund (collectively, the "Fixed Income Funds");
and Prime Money Market Fund, Government Money Market Fund and California Tax
Exempt Money Market Fund (collectively, the "Money Market Funds") (each a
"Fund", collectively, the "Funds"). The Equity and Fixed Income Funds are
registered to offer Institutional and Class A Shares; in addition, the RCB Small
Cap Value Fund is registered to offer Class R Shares. The Money Market Funds are registered to offer Institutional, Class A and Class S Shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each
Fund's investment objectives, policies and strategies.

On April 5, 2005, the Board of Trustees of CNI Charter Funds (the "Trust")
approved the reorganization of the AHA Limited Maturity Fixed Income Fund, AHA
Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund,
and AHA Socially Responsible Equity Fund series of AHA Investment Funds, Inc.
("AHA Funds") into newly established corresponding series of the Trust. The reorganization was approved by shareholders of AHA Funds and was effective on
October 3, 2005. Shares of the AHA Funds are offered through separate prospectuses. To request a prospectus for the AHA Funds, shareholders can call
1-800-445-1341 or write to CNI Charter Funds, c/o SEI Investments Distribution
Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to
U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of
Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value
Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using
Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on the accrual basis and dividend income is recognized on the ex-dividend date.
Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method.

                           CNI CHARTER FUNDS | PAGE 71

notes to financial statements

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements.
Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA TRANSACTIONS - The Funds may engage in "to be announced" ("TBA") security transactions. Such transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

EXPENSE ALLOCATION -- Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

CLASSES - Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared daily and paid to shareholders monthly for the Fixed Income and Money Market Funds. Dividends from net investment income are declared and paid quarterly for the Large Cap Value Equity, Large Cap Growth Equity, and
Technology Growth Funds. For the RCB Small Cap Value Fund, dividends from net investment income are declared and paid annually. Distributions from net realized capital gains are distributed to shareholders at least annually.

3. ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES
   AGREEMENTS:

Pursuant to an administration agreement (the "Agreement"), SEI Investments
Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI
Investments Company, acts as the Trust's Administrator. Under the terms of the
Agreement dated April 1, 1999, as amended January 1, 2005, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, and 0.025% of aggregate average daily net assets of the Trust exceeding
$5 billion. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan ("the Plan") with respect to Class A, S and R Shares that allows each Fund to pay distribution and servicing fees. SEI Investments Distribution Co. (the "Distributor"), as
compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class A Shares and Class S Shares of the Money Market
Funds and 0.25% of the Class A Shares of the Equity and Fixed Income Funds and
the Class R Shares of the RCB Small Cap Value Fund, with the exception of 0.30%
charged to the Class A Shares of the Technology Growth and High Yield Bond
Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

The Trust and the Distributor are parties to a Distribution Agreement dated
April 1, 1999. The Distributor receives no fees for its distribution services under this agreement.

SEI Investments Fund Management serves as Transfer Agent for the Trust whereby they provide services at an annual rate of $15,000 per share class. The Transfer
Agent has voluntarily agreed to waive these fees. Forum Shareholder Services,
LLC (a division of Citigroup Fund Services, LLC) serves as the Sub-Transfer
Agent for the RCB Small Cap Value Fund.

U.S. Bank, N.A. serves as Custodian for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Trust has also adopted a Shareholder Servicing Agreement that permits payment of compensation to service providers, that may include City National
Bank ("CNB"), that have agreed to provide certain shareholder support for their customers who own Institutional Class, Class A, Class S or Class R Shares. In
consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of each Fund's average daily net assets. The Trust has agreed to voluntarily waive shareholder servicing fees to the extent necessary to limit the total

                           CNI CHARTER FUNDS | PAGE 72

--------------------------------------------------------------------------------

operating expenses of the Fund. For the year ended September 30, 2006, CNB received Shareholder Servicing fees from the Trust in the amount of $8,522,844.

Certain officers of the Trust are also officers of City National Asset
Management, Inc. ("CNAM", the "Adviser") and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

CNAM, a wholly owned subsidiary of CNB, serves as the Investment Manager for the
Funds. Under the terms of the current agreement, the Adviser receives an annual fee equal to 0.62% of the average daily net assets of the Large Cap Value Equity
Fund, 0.65% of the average daily net assets of the Large Cap Growth Equity Fund,
0.85% of the average net assets of the RCB Small Cap Value Fund, 0.85% of the average daily net assets of the Technology Growth Fund, 0.40% of the average daily net assets of the Corporate Bond Fund, 0.43% of the average daily net assets of the Government Bond Fund, 0.27% of the average daily net assets of the
California Tax Exempt Bond Fund, 0.75% of the average daily net assets of the
High Yield Bond Fund, 0.25% of the average daily net assets of the Prime Money
Market Fund, 0.26% of the average daily net assets of the Government Money
Market Fund, and 0.27% of the average daily net assets of the California Tax
Exempt Money Market Fund.

REED, CONNER & BIRDWELL, LLC acts as the Investment Sub-Adviser on behalf of the
RCB Small Cap Value Fund.

HSBC HALBIS PARTNERS (USA), INC. acts as the Investment Sub-Adviser on behalf of the High Yield Bond Fund.

Sub-Adviser fees are paid by the Adviser.

The Adviser has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The Adviser has voluntarily agreed to maintain this limitation until further notice to the Trust. The voluntary expense limitations (expressed as a percentage of average daily net assets) are as follows:

                           Large Cap     Large Cap       RCB
                             Value        Growth      Small Cap    Technology
                            Equity        Equity        Value        Growth
                             Fund          Fund         Fund          Fund
--------------------------------------------------------------------------------
Institutional Class          1.00%         1.05%        1.24%        1.20%
Class A                      1.25%         1.30%        1.49%        1.50%
Class R                        --            --         1.49%           --
--------------------------------------------------------------------------------

                                                      California
                           Corporate     Government   Tax Exempt   High Yield
                             Bond           Bond         Bond         Bond
                             Fund           Fund         Fund         Fund
--------------------------------------------------------------------------------
Institutional Class          0.75%         0.70%        0.50%        1.00%
Class A                      1.00%         0.95%        0.75%        1.30%
--------------------------------------------------------------------------------

                                    Prime                         California
                                    Money        Government       Tax Exempt
                                    Market      Money Market     Money Market
                                     Fund           Fund             Fund
--------------------------------------------------------------------------------
Institutional Class                 0.63%          0.63%            0.55%
Class A                             0.85%          0.85%            0.78%
Class S                             1.05%          1.05%            0.98%
--------------------------------------------------------------------------------

Any fee reductions or expense reimbursements may be repaid to the Adviser within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Funds' expense ratios, at the time of repayment, to exceed the amounts shown in the preceding table.

During the year ended September 30, 2006, the Board of Trustees approved the reimbursement of previously waived fees by the Adviser for the prior fiscal year in the amount of $1,667 and $4,821 for the Technology Growth Fund and Corporate
Bond Fund, respectively.

As of September 30, 2006, fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were as follows:

                                        Potential Amount of
Fund                                      Recovery (000)            Expiration
--------------------------------------------------------------------------------
Government Bond                                $  16                   2007
                                                  18                   2008
                                                  23                   2009
California Tax Exempt Bond                        23                   2007
                                                  25                   2008
                                                  28                   2009
High Yield Bond                                   42                   2007
                                                  42                   2008
                                                  38                   2009
California Tax Exempt Money Market               496                   2007
                                                 430                   2008
                                                 516                   2009
--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2006, were as follows for the Equity and Fixed Income
Funds:

                                 Purchases              Sales & Maturities
--------------------------------------------------------------------------------
                             U.S. Gov't     Other      U.S. Gov't      Other
Fund                           (000)        (000)        (000)         (000)
--------------------------------------------------------------------------------
Large Cap Value Equity        $     --     $ 68,851     $     --     $ 28,153
Large Cap Growth Equity             --       17,224           --       15,178
RCB Small Cap Value                 --       48,293           --       56,721
Technology Growth                   --          614           --          718
Corporate Bond                   2,909       13,521          821       11,982
Government Bond                 26,449          537       18,266           --
California Tax Exempt Bond          --       15,086           --       10,258
High Yield Bond                     --        8,835           --       11,272

                           CNI CHARTER FUNDS | PAGE 73

notes to financial statements

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

6. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments, in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in-capital, as appropriate, in the period that the differences arise.
Accordingly, the following permanent difference, primarily attributable to REIT adjustments, net operating losses, the realized gains (losses) on paydowns and the timing of distributions, have been reclassified to/from the following accounts:

                               Increase           Increase
                              (Decrease)         (Decrease)
                            Undistributed       Accumulated       Decrease
                            Net Investment      Net Realized       Paid-In
                            Income (Loss)       Gain (Loss)        Capital
Fund                            (000)              (000)            (000)
--------------------------------------------------------------------------------
Large Cap Growth Equity          $  2              $  (2)           $  --
RCB Small Cap Value                 5                 (5)              --
Technology Growth                  17                 --              (17)
Corporate Bond                     (5)                 5               --
Government Bond                    (4)                 4               --
--------------------------------------------------------------------------------

These reclassifications had no effect on the net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended
September 30, 2006 and September 30, 2005 are shown below:

                             Tax
                            Exempt       Ordinary     Long-term
                            Income        Income    Capital Gain       Total
Fund                        (000)          (000)        (000)          (000)
------------------------------------------------------------------------------
Large Cap Value Equity
   2006                    $     --       $ 1,252      $ 3,789       $  5,041
   2005                          --           535        1,908          2,443
Large Cap Growth Equity
   2006                          --           101           --            101
   2005                          --           198           --            198
RCB Small Cap Value
   2006                          --            66        1,121          1,187
   2005                          --           521        2,493          3,014
Technology Growth
   2006                          --             4           --              4
   2005                          --            --           --             --
Corporate Bond
   2006                          --         2,221           --          2,221
   2005                          --         1,919          303          2,222
Government Bond
   2006                          --         1,324           --          1,324
   2005                          --           739          120            859
California Tax Exempt Bond
   2006                         724            26           68            818
   2005                         593            --           82            675
High Yield Bond
   2006                          --         3,020           --          3,020
   2005                          --         3,404           --          3,404
Prime Money Market
   2006                          --        43,643           --         43,643
   2005                          --        14,619           --         14,619
Government Money Market
   2006                          --        85,649           --         85,649
   2005                          --        38,829           --         38,829
California Tax Exempt
   Money Market
   2006                      19,281            --           --         19,281
   2005                       9,088            --          173          9,261

                           CNI CHARTER FUNDS | PAGE 74

--------------------------------------------------------------------------------

As of September 30, 2006, the components of Distributable Earnings/(Accumulated
Losses) on a tax basis were as follows:

                                  Undistributed  Undistributed  Undistributed     Capital                      Unrealized
                                   Tax-Exempt      Ordinary       Long-term        Loss        Post-October   Appreciation
                                     Income         Income      Capital Gain   Carryforwards      Losses     (Depreciation)
Fund                                  (000)          (000)          (000)          (000)          (000)          (000)
----------------------------------------------------------------------------------------------------------------------------

Large Cap Value Equity               $     --    $    303         $  5,197       $     --        $     --       $ 17,218
Large Cap Growth Equity                    --          22               --         (2,998)             --          4,119
RCB Small Cap Value                        --           2            1,108             --              --         12,695
Technology Growth                          --          --               --         (1,504)             --            191
Corporate Bond                             --         198               --            (64)           (271)          (374)
Government Bond                            --         130               --            (59)           (355)          (232)
California Tax Exempt Bond                 65          --               --             --             (42)            77
High Yield Bond                            --         245               --         (1,233)            (22)           (37)
Prime Money Market                         --       5,059               --           (403)             --             --
Government Money Market                    --       8,376               --             --              --             --
California Tax Exempt Money Market      1,831          --               --             --              --             --

                                     Other             Total
                                   Temporary   Distributable Earnings
                                  Differences   (Accumulated Losses)
Fund                                 (000)             (000)
----------------------------------------------------------------------

Large Cap Value Equity             $   (304)         $ 22,414
Large Cap Growth Equity                 (24)            1,119
RCB Small Cap Value                      --            13,806
Technology Growth                        --            (1,313)
Corporate Bond                         (199)             (710)
Government Bond                        (130)             (646)
California Tax Exempt Bond              (66)               34
High Yield Bond                        (245)           (1,292)
Prime Money Market                   (5,057)             (401)
Government Money Market              (8,374)                2
California Tax Exempt Money Market   (1,830)                1

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. At September 30,
2006, the breakdown of capital loss carryforwards is as follows:

                                             Expiring September 30,
--------------------------------------------------------------------------------
                                2010      2011       2012       2013      2014
Fund                            (000)     (000)     (000)       (000)     (000)
--------------------------------------------------------------------------------
Large Cap Growth Equity        $1,482    $1,516     $   --     $   --    $   --
Technology Growth                 290       658        328        228        --
Corporate Bond                     --        --         --         --        64
Government Bond                    --        --         --         --        59
High Yield Bond                    33       932         --         --       268
Prime Money Market                403        --         --         --        --
--------------------------------------------------------------------------------

During the year ended September 30, 2006, the following funds had utilized capital loss carryforwards to offset capital gains amounting to:

                                                                         Amount
Fund                                                                     (000)
--------------------------------------------------------------------------------
Large Cap Growth Equity                                                 $ 1,412
Technology Growth                                                           102
--------------------------------------------------------------------------------

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2005 through September 30, 2006 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized (depreciation) on securities and the net unrealized appreciation/(depreciation) for tax purposes at September 30, 2006 for each of the Equity and Fixed Income Funds were as follows:

                                      Aggregate      Aggregate         Net
                                        Gross          Gross        Unrealized
                           Federal    Unrealized    Unrealized     Appreciation
                          Tax Cost   Appreciation  Depreciation   (Depreciation)
Fund                        (000)       (000)          (000)          (000)
--------------------------------------------------------------------------------
Large Cap Value Equity    $ 88,821     $ 18,185      $   (967)       $ 17,218
Large Cap Growth Equity     41,894        6,144        (2,025)          4,119
RCB Small Cap Value         56,824       13,463          (768)         12,695
Technology Growth            2,491          508          (317)            191
Corporate Bond              57,426          351          (725)           (374)
Government Bond             37,369           58          (290)           (232)
California Tax Exempt
   Bond                     26,847          171           (94)             77
High Yield Bond             40,541          965        (1,002)            (37)
--------------------------------------------------------------------------------

7. CONCENTRATION OF CREDIT RISK:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

CALIFORNIA TAX EXEMPT FUNDS - SPECIFIC RISKS

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

                           CNI CHARTER FUNDS | PAGE 75

notes to financial statements

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

8. CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, 2006 and 2005 were as follows:

                                       Large Cap Value    Large Cap Growth      RCB Small Cap       Technology
                                      Equity Fund (000)   Equity Fund (000)   Value Fund (000)   Growth Fund (000)
                                      ------------------  ------------------  -----------------  ------------------

                                        2006       2005     2006       2005    2006       2005    2006        2005
--------------------------------------------------------  ------------------  -----------------  ------------------

CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                       5,652        877    1,054      1,493     192        279      80         113
   Shares Issued in Lieu of
      Dividends and Distributions        304         74        4          7       6         12       1          --
   Shares Redeemed                    (1,488)      (821)  (1,036)      (684)   (211)      (130)    (85)       (101)
--------------------------------------------------------  ------------------  -----------------  ------------------
      Net Institutional
        Class Transactions             4,468        130       22        816     (13)       161      (4)         12
========================================================  ==================  =================  ==================
   CLASS A:
   Shares Issued                         275        515      425        454      41        259      34           9
   Shares Issued in Lieu of
      Dividends and Distributions         50         36        1          3       5         14      --          --
   Shares Redeemed                      (177)      (149)    (202)      (111)   (122)      (101)    (52)        (15)
--------------------------------------------------------  ------------------  -----------------  ------------------
      Net Class A Transactions           148        402      224        346     (76)       172     (18)         (6)
========================================================  ==================  =================  ==================
   CLASS R:
   Shares Issued                          --         --       --         --     433      1,014      --          --
   Shares Issued in Lieu of
      Dividends and Distributions         --         --       --         --      27         73      --          --
   Shares Redeemed                        --         --       --         --    (863)      (389)     --          --
--------------------------------------------------------  ------------------  -----------------  ------------------
      Net Class R Transactions            --         --       --         --    (403)       698      --          --
========================================================  ==================  =================  ==================

                                                                                 California          High Yield
                                       Corporate Bond      Government Bond    Tax Exempt Bond           Bond
                                         Fund (000)          Fund (000)          Fund (000)          Fund (000)
                                      ------------------  ------------------  -----------------  ------------------

                                        2006       2005    2006        2005    2006       2005    2006        2005
--------------------------------------------------------  ------------------  -----------------  ------------------

CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                       1,551      1,476    1,325      1,238     865        867     460         648
   Shares Issued in Lieu of
      Dividends and Distributions         40         38       33         20      25         13     100         102
   Shares Redeemed                    (1,139)      (967)    (594)      (521)   (565)      (370)   (726)       (708)
--------------------------------------------------------  ------------------  -----------------  ------------------
      Net Institutional
        Class Transactions               452        547      764        737     325        510    (166)         42
========================================================  ==================  =================  ==================
   CLASS A:
   Shares Issued                          14         58      135         26       3         29     204         485
   Shares Issued in Lieu of
      Dividends and Distributions          3          3        1          1       1          2      92          99
   Shares Redeemed                       (35)       (55)     (16)       (15)    (38)      (120)   (383)       (478)
--------------------------------------------------------  ------------------  -----------------  ------------------
      Net Class A Transactions           (18)         6      120         12     (34)       (89)    (87)        106
========================================================  ==================  =================  ==================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                           CNI CHARTER FUNDS | PAGE 76

--------------------------------------------------------------------------------

                                                                                                   California
                                               Prime                   Government                  Tax Exempt
                                           Money Market               Money Market                Money Market
                                            Fund (000)                 Fund (000)                  Fund (000)
                                      ------------------------   ------------------------   -------------------------

                                            2006         2005          2006         2005          2006          2005
--------------------------------------------------------------   ------------------------   -------------------------

CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                       1,690,942    1,215,600       635,895      376,258     1,444,514     1,139,802
   Shares Issued in Lieu of
      Dividends and Distributions          2,507        1,411             2            7            --             8
   Shares Redeemed                    (1,637,671)  (1,251,828)     (615,154)    (387,834)   (1,432,711)   (1,145,985)
--------------------------------------------------------------   ------------------------   -------------------------
      Net Institutional
        Class Transactions                55,778      (34,817)       20,743      (11,569)       11,803        (6,175)
==============================================================   ========================   =========================
   CLASS A:
   Shares Issued                       2,204,941      958,549     5,761,555    4,965,371     2,014,013     1,822,478
   Shares Issued in Lieu of
      Dividends and Distributions          5,522          982        51,511       23,227        12,188         6,066
   Shares Redeemed                    (1,882,549)    (848,138)   (5,767,874)  (4,950,864)   (1,964,398)   (1,763,753)
--------------------------------------------------------------   ------------------------   -------------------------
      Net Class A Transactions           327,914      111,393        45,192       37,734        61,803        64,791
==============================================================   ========================   =========================
   CLASS S:
   Shares Issued                       1,261,525      499,380     1,013,412      689,747       348,788       271,376
   Shares Issued in Lieu of
      Dividends and Distributions             --           --            --           --            --            --
   Shares Redeemed                    (1,140,675)    (411,638)   (1,009,234)    (724,928)     (329,840)     (216,708)
--------------------------------------------------------------   ------------------------   -------------------------
      Net Class S Transactions           120,850       87,742         4,178      (35,181)       18,948        54,668
==============================================================   ========================   =========================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

9. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB
Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN
48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are
"more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value
Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.
SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.
The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

                           CNI CHARTER FUNDS | PAGE 77

report of independent registered public accounting firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CNI CHARTER FUNDS:

We have audited the accompanying statements of assets and liabilities of the CNI
Charter Funds, comprised of the Large Cap Value Equity Fund, the Large Cap
Growth Equity Fund, the RCB Small Cap Value Fund, the Technology Growth Fund,
the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt
Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government
Money Market Fund, and the California Tax Exempt Money Market Fund
(collectively, "the Funds"), including the schedules of investments, as of
September 30, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods indicated
herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Funds as of September 30, 2006, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of
America.

                                                  /s/ KPMG LLP

NOVEMBER 22, 2006

                           CNI CHARTER FUNDS | PAGE 78

board members and officers (UNAUDITED)

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

Information pertaining to the Trustees and Officers of the Trust is set forth below as of October 3, 2006. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent
Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members."

------------------------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                                          NUMBER OF
                                        OFFICE                                                        PORTFOLIOS IN
                                         AND                                                           CNI CHARTER         OTHER
      NAME            POSITION(S)     LENGTH OF                                                       FUNDS COMPLEX    DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME                   PRINCIPAL OCCUPATION(S)                OVERSEEN BY        HELD BY
    AND AGE 1            TRUST         SERVED 2                 DURING PAST FIVE YEARS                BOARD MEMBER 3     TRUSTEE 4
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS

Irwin G. Barnet       Trustee         Since 1999     Attorney and partner at Reed Smith LLP,                 16            None
Age: 68                                              a law firm (January 2003-Present); attorney
                                                     and a principal of Crosby, Heafey, Roach &
                                                     May, a law firm (September 2000-December
                                                     2002); attorney and principal of Sanders,
                                                     Barnet, Goldman, Simons & Mosk, a law firm
                                                     prior to September, 2000.
------------------------------------------------------------------------------------------------------------------------------------
Victor Meschures      Trustee         Since 1999     Certified Public Accountant with Meschures,             16            None
Age: 68                                              Campeas, Thompson, Snyder and Pariser, LLP,
                                                     an accounting firm.
------------------------------------------------------------------------------------------------------------------------------------
William R. Sweet      Trustee         Since 1999     Retired.                                                16            None
Age: 69
------------------------------------------------------------------------------------------------------------------------------------
James R. Wolford      Trustee         Since 1999     Chief Financial Officer, Bixby Land Company,            16            None
Age: 52                                              a real estate company (September, 2004-Present);
                                                     Regional Financial Officer, AIMCO, a real estate
                                                     investment trust (January, 2004- September,
                                                     2004); Chief Financial Officer, DBM Group, a
                                                     direct mail marketing company (August, 2001-
                                                     January, 2004); Senior Vice President and Chief
                                                     Operating Officer, Forecast Commercial Real
                                                     Estate Service, Inc. (January, 2000- August,
                                                     2001); Senior Vice President and Chief Financial
                                                     Officer, Bixby Ranch Company (1985- January,
                                                     2000).
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Vernon C. Kozlen      President       Since 2000     Executive Vice President and Director of                N/A           N/A
City National Bank    and Chief                      Asset Management Development, City
400 N. Roxbury Dr.    Executive                      National Bank ("CNB") (1996-present);
Beverly Hills,        Officer                        Director, Reed, Conner & Birdwell, L.L.C.
CA 90210                                             (2000-present) and Convergent Capital
Age: 63                                              -Management, LLC (2003-present). Formerly,
                                                     Chairman of the Board, City National Asset
                                                     Management, Inc. ("CNAM, Inc.") (2001- September
                                                     2005) and City National Securities, Inc. ("CNS")
                                                     (1999-September 2005); and Director, CNAM, Inc.
                                                     (2001-April 2006) and CNS (1999-April 2006).
------------------------------------------------------------------------------------------------------------------------------------
Rodney J. Olea        Vice President  Since 2000     Senior Vice President, City National Asset              N/A           N/A
City National Bank                                   Management, Inc. (2001-Present);
Senior Vice                                          President and Director of Fixed Income of
400 N. Roxbury Dr.                                   City National Bank (1994-Present).
Beverly Hills, CA
90210
Age: 41
------------------------------------------------------------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 79

board members and officers  (UNAUDITED) (CONTINUED)

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

Information pertaining to the Trustees and Officers of the Trust is set forth below as of October 3, 2006. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent
Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of
Additional Information ("SAI") includes additional information about the Board
Members and Officers. The SAI may be obtained without charge by calling
1-800-708-8881.

------------------------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                                          NUMBER OF
                                        OFFICE                                                        PORTFOLIOS IN
                                         AND                                                           CNI CHARTER         OTHER
      NAME            POSITION(S)     LENGTH OF                                                       FUNDS COMPLEX    DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME                   PRINCIPAL OCCUPATION(S)                OVERSEEN BY        HELD BY
    AND AGE 1            TRUST         SERVED 2                 DURING PAST FIVE YEARS                BOARD MEMBER 3     TRUSTEE 4
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS (CONTINUED)

Richard A. Weiss      Vice President  Since 2000     President, CNAM, Inc. (2001-Present);                  N/A            N/A
City National Bank    and                            Executive Vice President and Chief
400 N. Roxbury Dr.,   Assistant                      Investment Officer, CNB (1999-Present);
Beverly Hills, CA     Secretary                      Director, City National Securities
90210                                                (April 2003-present). Formerly,
Age: 46                                              Executive Vice President and Chief
                                                     Investment Officer, Sanwa Bank
                                                     California (1994-1999).
------------------------------------------------------------------------------------------------------------------------------------
Valerie Y. Lewis      Vice President  Since 2005     Chief Compliance Officer, CNAM, Inc.                   N/A            N/A
City National Bank    and Chief                      (August, 2005- Present). Formerly, Fund
400 N. Roxbury Dr.    Compliance                     Boards Specialist - Assistant Secretary,
Beverly Hills,        Officer                        Capital Research and Management
CA 90210                                             Company and Capital International,
Age: 50                                              Inc. (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Eric Kleinschmidt     Controller and  Since 2005     SEI Investments, Director of Fund                      N/A            N/A
SEI Investments       Chief                          Accounting, (2004-Present). Formerly,
One Freedom           Operating                      Manager of Fund Accounting
Valley Drive          Officer                        (1999-2004).
Oaks, PA 19456
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Timothy Solberg       Vice President  Since 2005     Managing Director and Chief Investment                 N/A            N/A
109 S. Lasalle Street and Assistant                  Officer, CCMA (2001-Present).
Suite 2800            Secretary                      Formerly, Director of Marketing and
Chicago, IL 60603                                    Client Services, Hewitt Investment
Age: 53                                              Group, a Division of Hewitt Associates
                                                     LLC (1989-2001).

--------------------
1     Each trustee may be contacted by writing to the Trustee c/o CNI Charter
      Funds, One Freedom Valley Drive, Oaks, PA 19456.

2     Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders is called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

3     The "CNI Charter Funds Complex" consists of all registered investment companies for which City National Asset Management, Inc. serves as investment adviser. As of September 30, 2006, the CNI Charter Funds
      Complex consisted of 16 Funds.

4     Directorships of companies required to report to the Securities and
      Exchange Commission under the Securities Exchange Act of 1934 (i.e.,
      "public companies") or other investment companies registered under the
      1940 Act.

                           CNI CHARTER FUNDS | PAGE 80

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                                          NUMBER OF
                                        OFFICE                                                        PORTFOLIOS IN
                                         AND                                                           CNI CHARTER         OTHER
      NAME            POSITION(S)     LENGTH OF                                                       FUNDS COMPLEX    DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME                   PRINCIPAL OCCUPATION(S)                OVERSEEN BY        HELD BY
    AND AGE 1            TRUST         SERVED 2                 DURING PAST FIVE YEARS                BOARD MEMBER 3     TRUSTEE 4
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

Timothy D. Barto      Vice President   Since 2000    Attorney, Vice President and Assistant                 N/A               N/A
One Freedom           and Assistant                  Secretary of SEI Investments (1999-
Valley Drive          Secretary                      Present); Vice President and Assistant
Oaks, PA 19456                                       Secretary of Administrator (1999-
Age: 38                                              Present); Officer of various investment
                                                     companies administered by Administrator
                                                     (1999-Present). Formerly, Assistant Secretary
                                                     of the Distributor (2003-2004);
                                                     Vice President of the Distributor
                                                     (1999-2004).
------------------------------------------------------------------------------------------------------------------------------------
Phillip T. Masterson  Vice President   Since 2005    Attorney, employed by SEI Investments                  N/A               N/A
SEI Investments       and Assistant                  (August 2004-Present). Formerly, General
One Freedom           Secretary                      Counsel, Citco Mutual Fund Services
Valley Drive                                         (2003-2004); and Vice President and Associate
Oaks, PA 19456                                       Counsel, Oppenheimer Funds (1998-2003).
Age: 42
------------------------------------------------------------------------------------------------------------------------------------
James Ndiaye          Vice President   Since 2005    Attorney, Employed by SEI Investments                  N/A               N/A
SEI Investments       and Assistant                  Company (2004-Present). Formerly, Vice President,
One Freedom           Secretary                      Deutsche Asset Management (2003-2004);
Valley Drive                                         Associate, Morgan Lewis & Bockius LLP
Oaks, PA 19456                                       (2000-2003); and Assistant Vice President,
Age: 38                                              ING Variable Annuities Group (1999-2000).
------------------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala       Vice President   Since 2005    Vice President and Assistant Secretary                 N/A               N/A
SEI Investments       and Assistant                  of SEI Investments Fund Management
One Freedom           Secretary                      (2005-present). Formerly, Compliance Officer
Valley Drive                                         of SEI Investments (2001-2004); and Account
Oaks, PA 19456                                       and Product Consultant, SEI Private
Age: 32                                              Trust Company (1998-2001).
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Pang       Vice President   Since 2005    Attorney, Employed by SEI Investments                  N/A               N/A
SEI Investments       and Assistant                  Company (January 2005). Formerly, Counsel,
One Freedom           Secretary                      Caledonian Bank & Trust's Mutual Funds
Valley Drive                                         Group (2004-2005); Counsel, Permal
Oaks, PA 19456                                       Asset Management (2001-2004); Associate,
Age: 34                                              Schulte, Roth & Zabel's Investment
                                                     Management Group (2000-2001); and Staff
                                                     Attorney, U.S. SEC's Division of
                                                     Enforcement, Northeast Regional Office
                                                     (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 81

notice to shareholders  (UNAUDITED)

SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

For shareholders that do not have a September 30, 2006 taxable year end, this notice is for informational purposes only. For shareholders with a September 30,
2006 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30,
2006, California Tax Exempt Bond Fund and California Tax Exempt Money Market
Fund designate 100% and 100%, respectively, of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the
California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2006 each Fund is designating the following items with regard to distributions paid during the year:

                                                                                                (E)            (F)
                                                                                             DIVIDENDS     QUALIFYING
                                    (A)             (B)                                     QUALIFYING      DIVIDEND
                       RETURN     LONG TERM      ORDINARY         (C)           (D)        FOR CORPORATE     INCOME
                         OF     CAPITAL GAIN      INCOME      TAX EXEMPT       TOTAL      DIVIDENDS REC.    (15% RATE
                       CAPITAL  DISTRIBUTIONS  DISTRIBUTIONS   INTEREST    DISTRIBUTIONS   DEDUCTION(1)    FOR QDI)(2)
-----------------------------------------------------------------------------------------------------------------------

Large Cap Value
   Equity Fund            0%        78%            22%            0%           100%           100%            100%
Large Cap Growth
   Equity Fund            0%         0%           100%            0%           100%           100%            100%
RCB Small Cap
   Value Fund             0%        94%             6%            0%           100%           100%            100%
Technology Growth
   Fund                   1%         0%            99%            0%           100%           100%            100%
Corporate Bond
   Fund                   0%         0%           100%            0%           100%             0%              0%
Government Bond
   Fund                   0%         0%           100%            0%           100%             0%              0%
California Tax Exempt
   Bond Fund              0%         9%             3%           88%           100%             0%              0%
High Yield Bond Fund      0%         0%           100%            0%           100%             0%              0%
Prime Money Market
   Fund                   0%         0%           100%            0%           100%             0%              0%
Government Money
   Market Fund            0%         0%           100%            0%           100%             0%              0%
California Tax Exempt
   Money Market Fund      0%         0%             0%          100%           100%             0%              0%
-----------------------------------------------------------------------------------------------------------------------

                           (G)          (H)            (I)
                          U.S.       QUALIFIED      QUALIFIED
                       GOVERNMENT     INTEREST      SHORT-TERM
                       INTEREST (3)  INCOME (4)  CAPITAL GAIN (5)
------------------------------------------------------------------

Large Cap Value
   Equity Fund           0.75%          0.86%         0.00%
Large Cap Growth
   Equity Fund           0.00%          0.00%         0.00%
RCB Small Cap
   Value Fund            0.00%          0.14%         0.00%
Technology Growth
   Fund                  0.00%          0.00%         0.00%
Corporate Bond
   Fund                  3.01%         92.45%         0.00%
Government Bond
   Fund                 36.41%         93.93%         0.00%
California Tax Exempt
   Bond Fund             0.00%         92.43%         0.00%
High Yield Bond Fund     0.00%         91.71%         0.00%
Prime Money Market
   Fund                  7.26%         95.10%         0.00%
Government Money
   Market Fund          22.21%         94.25%       100.00%
California Tax Exempt
   Money Market Fund     0.00%         94.43%         0.00%
------------------------------------------------------------------

(1)   "DIVIDENDS RECEIVED DEDUCTION" REPRESENT DIVIDENDS WHICH QUALIFY FOR THE
      CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2)   "QUALIFYING DIVIDEND INCOME" REPRESENT QUALIFYING DIVIDENDS AS CREATED BY
      THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003. IT IS THE
      INTENTION OF THE FUND TO DESIGNATE THE MAX AMOUNT PERMITTED BY LAW.

(3)   "U.S. GOVERNMENT INTEREST" REPRESENT THE AMOUNT OF INTEREST THAT WAS
      DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE
      FISCAL YEAR. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS
      IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR SHAREHOLDERS WHO ARE
      RESIDENTS OF CALIFORNIA, CONNECTICUT OR NEW YORK, THE STATUTORY THRESHOLD
      REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM
      STATE INCOME.

(4)   "QUALIFIED INTEREST INCOME" REPRESENT QUALIFYING INTEREST THAT IS EXEMPT
      FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS AS CREATED BY THE
      AMERICAN JOBS CREATION ACT OF 2004.

(5)   "QUALIFIED SHORT-TERM CAPITAL GAIN" REPRESENT QUALIFYING SHORT-TERM
      CAPITAL GAIN THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN
      INVESTORS AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004.

ITEMS (A), (B), ( C) AND (D) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL
DISTRIBUTION.

ITEMS (E) AND (F) ARE BASED ON THE PERCENTAGE OF "ORDINARY INCOME
DISTRIBUTIONS."

ITEM (G) IS BASED ON THE PERCENTAGE OF GROSS INCOME OF EACH FUND.

ITEM (H) IS BASED ON THE PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS.

ITEM (I) IS BASED ON THE PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS.

                           CNI CHARTER FUNDS | PAGE 82

disclosure of fund expenses (UNAUDITED)

--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others)
costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the
Fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the
Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the
Securities and Exchange Commission requires all mutual funds to make this 5%
calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - NOT your Fund's actual return - the account values shown do not apply to your specific investment.

                           BEGINNING       ENDING                      EXPENSES
                            ACCOUNT        ACCOUNT      ANNUALIZED       PAID
                             VALUE          VALUE         EXPENSE       DURING
                             4/1/06        9/30/06        RATIOS       PERIOD*
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,054.20           0.97%       $5.00
Class A                   1,000.00       1,053.00           1.22%        6.28

HYPOTHETICAL 5% RETURN
Institutional Class       1,000.00      $1,020.21           0.97%       $4.91
Class A                   1,000.00       1,018.95           1.22%        6.17

                          BEGINNING       ENDING                      EXPENSES
                           ACCOUNT        ACCOUNT      ANNUALIZED       PAID
                            VALUE          VALUE         EXPENSE       DURING
                            4/1/06        9/30/06        RATIOS       PERIOD*
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,012.20           0.99%       $4.99
Class A                   1,000.00       1,012.40           1.24%        6.26

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,020.10           0.99%       $5.01
Class A                   1,000.00       1,018.85           1.24%        6.28

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

                           CNI CHARTER FUNDS | PAGE 83

disclosure of fund expenses (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------------

                          BEGINNING       ENDING                      EXPENSES
                           ACCOUNT        ACCOUNT      ANNUALIZED       PAID
                            VALUE          VALUE         EXPENSE       DURING
                            4/1/06        9/30/06        RATIOS       PERIOD*
--------------------------------------------------------------------------------
RCB SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $  976.80           1.21%       $6.00
Class A                   1,000.00         975.60           1.46%        7.23
Class R                   1,000.00         975.60           1.46%        7.23

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,019.00           1.21%       $6.12
Class A                   1,000.00       1,017.75           1.46%        7.38
Class R                   1,000.00       1,017.75           1.46%        7.38
--------------------------------------------------------------------------------
TECHNOLOGY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $  981.70           1.13%       $5.61
Class A                   1,000.00         979.20           1.43%        7.10

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,019.40           1.13%       $5.72
Class A                   1,000.00       1,017.90           1.43%        7.23
--------------------------------------------------------------------------------
CORPORATE BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,032.60           0.75%       $3.82
Class A                   1,000.00       1,030.30           1.00%        5.09

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,021.31           0.75%       $3.80
Class A                   1,000.00       1,020.05           1.00%        5.06
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,028.00           0.70%       $3.56
Class A                   1,000.00       1,025.70           0.94%        4.77

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,021.56           0.70%       $3.55
Class A                   1,000.00       1,020.36           0.94%        4.76
--------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,027.70           0.50%       $2.54
Class A                   1,000.00       1,025.30           0.75%        3.81

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,022.56           0.50%       $2.54
Class A                   1,000.00       1,021.31           0.75%        3.80

                          BEGINNING       ENDING                      EXPENSES
                           ACCOUNT        ACCOUNT      ANNUALIZED       PAID
                            VALUE          VALUE         EXPENSE       DURING
                            4/1/06        9/30/06        RATIOS       PERIOD*
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,031.60           1.00%       $5.09
Class A                   1,000.00       1,030.10           1.30%        6.62

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,020.05           1.00%       $5.06
Class A                   1,000.00       1,018.55           1.30%        6.58
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,023.00           0.60%       $3.04
Class A                   1,000.00       1,021.80           0.82%        4.16
Class S                   1,000.00       1,020.80           1.01%        5.12

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,022.06           0.60%       $3.04
Class A                   1,000.00       1,020.96           0.82%        4.15
Class S                   1,000.00       1,020.00           1.01%        5.11
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,022.50           0.60%       $3.04
Class A                   1,000.00       1,021.40           0.82%        4.16
Class S                   1,000.00       1,020.40           1.02%        5.12

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,022.06           0.60%       $3.04
Class A                   1,000.00       1,020.96           0.82%        4.15
Class S                   1,000.00       1,019.95           1.02%        5.16
--------------------------------------------------------------------------------
CALIFORNIA TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class      $1,000.00      $1,014.40           0.55%       $2.78
Class A                   1,000.00       1,013.20           0.78%        3.94
Class S                   1,000.00       1,012.20           0.98%        4.94

HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00      $1,022.31           0.55%       $2.79
Class A                   1,000.00       1,021.16           0.78%        3.95
Class S                   1,000.00       1,020.16           0.98%        4.96

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

                           CNI CHARTER FUNDS | PAGE 84

approval of investment advisory agreements  (UNAUDITED)

--------------------------------------------------------------------------------

The Board of Trustees of CNI Charter Funds (the "Trust") is comprised of four
Trustees, all of whom are independent of the Trust's investment advisers and sub-advisers. During the six months ended September 30, 2006, the Board of
Trustees approved new sub-advisory agreements (the "Agreements") between CCM
Advisors, LLC ("CCMA") and each of AMBS Investment Counsel, LLC ("AMBS") and
SKBA Capital Management, LLC ("SKBA") with respect to portions of the AHA
Diversified Equity Fund (the "Fund").

The following information summarizes the Board's considerations associated with its approval of each of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each Agreement was considered separately. As described below, the
Board considered the nature, quality and extent of the various investment advisory services to be performed by AMBS and SKBA. In considering these matters, the Board discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of CCMA, AMBS or
SKBA were present.

The Board reviewed extensive materials regarding AMBS' and SKBA's investment results, advisory fee comparisons, financial and profitability information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. In deciding to approve each Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered.
However, the Board concluded that each of the various factors referred to below favored such approval.

NATURE, EXTENT AND QUALITY OF SERVICES

In connection with its review of the proposed AMBS and SKBA sub-advisory agreements, the Board considered a variety of matters including the background, education and experience of the proposed sub-advisers' key portfolio management and operational personnel; their overall financial strength and stability; their regulatory compliance systems and procedures; their resources and ability to retain, attract and motivate capable personnel to serve the Fund; and the overall general quality and depth of their organizations. The Board also reviewed the proposed sub-advisers' investment philosophies and processes as well as their brokerage, trading and soft dollar practices. The Board noted that
AMBS had not previously provided investment advisory services to mutual funds, but concluded that providing sub-advisory services to the Fund would not involve operational difficulties with which AMBS could not successfully cope. The Board noted that it was familiar with SKBA's performance as a result of its services as sub-adviser to the AHA Socially Responsible Fund series of the Trust.

INVESTMENT PERFORMANCE

The Board reviewed information regarding the historical performance of AMBS'
separate accounts, noting that the performance of AMBS' large cap value product was in the top quartile of performance of investment advisers in the PSN Large
Cap Value Universe (published by Informa Investment Solutions, Inc., a third-party supplier of investment manager separate account database information) for the three- and five-year periods ended March 31, 2006, and that it had significantly outperformed the Russell 1000 Value Index, which is the benchmark for the portion of the Fund proposed to be allocated to AMBS, for those periods.

The Board also reviewed information regarding the historical performance of
SKBA's separate accounts, noting that the performance of SKBA's large cap value product was in the top quartile of performance of investment advisers in the PSN
Large Cap Value Universe for the three- and five-year periods ended March 31,
2006, and that it had significantly outperformed the Russell 1000 Value Index, which is the benchmark for the portion of the Fund proposed to be allocated to
SKBA, for those periods.

The Board also reviewed information regarding the process by which CCMA selected
AMBS and SKBA from an initial field of over 300 large cap value investment advisers, including performance and risk factor information for nine semi-finalists in the search. In addition, the Board considered information presented by CCMA indicating the hypothetical performance of a model portfolio consisting of portions managed by AMBS, SKBA and Freeman Associates Investment
Management LLC ("Freeman"), the sub-adviser to the remaining portion of the
Fund. The model portfolio was based

                           CNI CHARTER FUNDS | PAGE 85

approval of investment advisory agreements  (UNAUDITED) (CONCLUDED)

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on Freeman's actual performance in advising a portion of the Fund and historical performance composites of separate accounts managed by AMBS and SKBA using substantially similar investment objectives, policies and strategies as those it proposed to use in managing portions of the Fund. The Board noted that the hypothetical performance of this combination of managers outperformed the Fund's benchmark for the most quarters, during the three- and five-year time periods reviewed. The Board further noted that this hypothetical performance was better than the performance of five other model portfolios, each of which consisted of portions managed by Freeman and one of the five finalists in the search
(including model portfolios with portions managed by Freeman and SKBA, and by
Freeman and AMBS).

ADVISORY FEES AND FUND EXPENSES

The Board also reviewed information regarding the advisory fees proposed to be charged under the AMBS and SKBA sub-advisory agreements, noting that AMBS and
SKBA would be charging the same fees as those currently charged by the existing sub-adviser to the portion of the Fund to be managed by AMBS and SKBA, and that such fees are lower than AMBS' and SKBA's standard fee schedules for institutional clients. The Board noted that CCMA pays the Fund's sub-advisory fees out of CCMA's advisory fee, and that the Fund's asset levels were not so substantial that they could lead to significant economies of scale.

The Board also considered information prepared by AMBS relating to its projected costs and profits with respect to the Fund. They noted that SKBA was unable to provide an estimation of the profitability of its proposed relationship with the
Fund. However, the Board determined that such profitability was likely to be reasonable based on the low fee rate proposed to be charged by SKBA to CCMA with respect to the Fund. The Board recognized that AMBS and SKBA would not receive benefits other than investment advisory fees as a result of their relationships with the Fund, except the intangible benefits of any favorable publicity arising in connection with the Fund's performance. The Board noted, however, that City
National Bank and City National Securities, Inc., which are affiliates of AMBS and SKBA, receive benefits in the form of fees paid for providing certain shareholder servicing and sub-distribution services to the Trust.

CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that each of the proposed AMBS and SKBA sub-advisory agreements represents fair and reasonable compensation in light of the nature and quality of the services to be provided by AMBS and SKBA, respectively, to the Fund and its shareholders, and that approval of each sub-advisory agreement is in the best interest of both the Fund and its shareholders.

SHAREHOLDER APPROVAL

Because AMBS and SKBA are affiliated with CCMA, they are not covered under an exemption order issued to the Trust by the Securities and Exchange Commission
which permits the Trust's advisers to hire and terminate sub-advisers without shareholder approval. Upon the Board's approval of the appointments of AMBS and
SKBA, the officers of the Trust called a meeting of Fund shareholders on
September 25, 2006, at which time the shareholders of the Fund approved the appointments of AMBS and SKBA.

                           CNI CHARTER FUNDS | PAGE 86

notes

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notes

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THANK YOU

for your investment with CNI Charter Funds. We value the trust you have placed in us to help you achieve your financial goals.

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For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 for a free prospectus. Read it carefully before you invest or send money.

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